ASSET PURCHASE AGREEMENT



                                   dated as of


                                  July 2, 1999,


                                  by and among


                         ALIGN-RITE INTERNATIONAL, INC.,
                            a California corporation,


                                ALIGN-RITE, INC.,
                             a Florida corporation,


                                       AND

                               HARRIS CORPORATION,
                             a Delaware corporation

                                TABLE OF CONTENTS


ARTICLE I

         RULES OF CONSTRUCTION AND DEFINITIONS....................................................................1
         1.1      Rules of Construction...........................................................................1
         1.2      Definitions.....................................................................................2

ARTICLE II

         SALE OF PURCHASED ASSETS, ASSUMPTION OF ASSUMED CONTRACTS AND ASSUMED LIABILITIES AND RELATED
         TRANSACTIONS.............................................................................................8
         2.1      Purchase and Sale of Purchased Assets...........................................................8
                  (a)      Purchased Assets.......................................................................8
                  (b)      Excluded Assets........................................................................9
                  (c)      Nonassignable Contracts................................................................9
         2.2      Assumption of Liabilities......................................................................10
                  (a)      Liabilities Not Assumed...............................................................10
                  (b)      Assumed Liabilities...................................................................10
                  (c)      Buyer's Obligation to Replace Photomasks..............................................10
         2.3      Purchase Price.................................................................................10
                  (a)      Purchase Price........................................................................10
                  (b)      Allocation............................................................................11
                  (c)      Payment...............................................................................11

ARTICLE III

         CLOSING.................................................................................................11
         3.1      Closing Date...................................................................................11
         3.2      Items to be Delivered at the Closing By Seller.................................................11
         3.3      Items to be Delivered at the Closing by Buyer..................................................11

ARTICLE IV

         REPRESENTATIONS AND WARRANTIES OF SELLER................................................................12
         4.1      Organization and Related Matters...............................................................12
         4.2      Financial Statements; Changes; Contingencies...................................................12
                  (a)      Audited Financial Statements..........................................................12
                  (b)      Unaudited Interim Financial Statements................................................13
                  (c)      No Material Adverse Changes...........................................................13
         4.3      Material Contracts.............................................................................13
         4.4      Condition of Property..........................................................................14
         4.5      Intangible Property............................................................................14
         4.6      Authorization; No Conflicts....................................................................15
         4.7      Legal Proceedings..............................................................................15



         4.8      Permits........................................................................................16
         4.9      Compliance with Law............................................................................16
         4.10     Employee Benefits..............................................................................16
                  (a)      Employee Benefit Plans, and Employment Agreements, and Similar Arrangements...........16
                  (b)      Qualified Plans.......................................................................17
                  (c)      Title IV Plans........................................................................17
                  (d)      Union Contracts.......................................................................18
                  (e)      Health Plans..........................................................................18
                  (f)      Fines and Penalties...................................................................18
         4.11     No Brokers or Finders..........................................................................18
         4.12     Accuracy of Information........................................................................18
         4.13     Inventories....................................................................................18
         4.14     Customers and Suppliers........................................................................18
         4.15     Environmental Compliance.......................................................................19
                  (a)      Environmental Reports.................................................................19
                  (b)      Compliance with Environmental Laws: Permits...........................................19
                  (c)      Environmental Conditions: Action by Governmental Agency...............................19
                  (d)      Treatment, Storage or Disposal Sites..................................................19
         4.16     Powers of Attorney.............................................................................20
         4.17     Year 2000......................................................................................20
         4.18     Labor and Employment...........................................................................20

ARTICLE V

         REPRESENTATIONS AND WARRANTIES OF BUYER.................................................................21
         5.1      Organization and Related Matters...............................................................21
         5.2      Authorization..................................................................................21
         5.3      Legal Proceedings..............................................................................21
         5.4      No Conflicts...................................................................................22
         5.5      No Brokers or Finders..........................................................................22
         5.6      Governmental Authorizations and Consents.......................................................22
         5.7      Litigation.....................................................................................22
         5.8      Access.........................................................................................22
         5.9      Employee Records...............................................................................23
         5.10     Financial Capacity.............................................................................23

ARTICLE VI

         COVENANTS AND REPRESENTATIONS AND WARRANTIES WITH RESPECT TO CONDUCT OF SELLER PRIOR TO CLOSING.........23
         6.1      Access.........................................................................................23
         6.2      Material Adverse Changes.......................................................................24
         6.3      Conduct of Photomask Business..................................................................24
         6.4      Notification of Certain Matters................................................................25
         6.5      Permits and Approvals; Third Party Consents....................................................25
         6.6      Preservation of Photomask Business Prior to Closing Date.......................................25



         6.7      Certain Filings................................................................................26

ARTICLE VII

         ADDITIONAL CONTINUING COVENANTS.........................................................................26
         7.1      Noncompetition.................................................................................26
                  (a)      Restrictions on Competitive Activities................................................26
                  (b)      Exceptions............................................................................26
                  (c)      Restrictions on Soliciting Employees by Seller........................................26
                  (d)      Restrictions on soliciting Employees by Buyer.........................................27
                  (e)      Special Remedies and Enforcement......................................................27
         7.2      Nondisclosure of Proprietary Data..............................................................27
         7.3      Maintenance of Books and Records...............................................................28
         7.4      Employment Matters.............................................................................28
                  (a)      Employees.............................................................................28
                  (b)      Proration of Employee Benefits........................................................29
                  (c)      Severance Obligations.................................................................29
                  (d)      No Third Party Beneficiaries..........................................................30
         7.5      Buyer's Rights in Intellectual Property........................................................30
                  (a)      Assignment of Intellectual Property Rights............................................30
                  (b)      Assignment of Software Licenses.......................................................30
                  (c)      Transfer of Tangible Software and Technology..........................................30
         7.6      Representations Regarding Software.............................................................30
         7.7      Sales and Transfer Taxes; Other Fees...........................................................31

ARTICLE VIII

         CONDITIONS OF PURCHASE..................................................................................31
         8.1      General Conditions.............................................................................31
                  (a)      No Orders: Legal Proceedings..........................................................31
                  (b)      Approvals.............................................................................32
         8.2      Conditions to Obligations of Buyer.............................................................32
                  (a)      Representations and Warranties and Covenants of Seller................................32
                  (b)      No Material Adverse Change............................................................32
                  (c)      Opinions of Counsel...................................................................32
                  (d)      Consents..............................................................................32
                  (e)      Changes in Law........................................................................32
                  (f)      Employees.............................................................................32
                  (g)      Facility Lease Agreement..............................................................33
                  (h)      Photomask Supply and Strategic Alliance Agreement.....................................33
                  (i)      Seller Certificate....................................................................33
                  (j)      Site Services Agreement...............................................................33
         8.3      Conditions to Obligations of Seller............................................................33
                  (a)      Representations and Warranties and Covenants of Buyer.................................33
                  (b)      Opinion of Counsel....................................................................33
                  (c)      Facility Lease Agreement..............................................................33
                  (d)      Photomask Supply and Strategic Alliance Agreement.....................................33



                  (e)      Site Services Agreement...............................................................34

ARTICLE IX

         TERMINATION OF OBLIGATIONS; SURVIVAL....................................................................34
         9.1      Termination of Agreement.......................................................................34
                  (a)      Mutual Consent........................................................................34
                  (b)      Conditions to Buyer's Performance Not Met.............................................34
                  (c)      Conditions to Seller's Performance Not Met............................................34
                  (d)      Hart-Scott-Rodino.....................................................................34
                  (e)      Material Breach.......................................................................34
         9.2      Effect of Termination..........................................................................35
         9.3      Survival of Representations and Warranties.....................................................35

ARTICLE X

         INDEMNIFICATION.........................................................................................35
         10.1     Obligations of Seller..........................................................................35
         10.2     Obligations of Buyer...........................................................................36
                  (a)      General...............................................................................36
                  (b)      With Respect to Environmental Conditions..............................................36
         10.3     Procedure and Other Matters....................................................................37
                  (a)      Procedure.............................................................................37
                  (b)      Other Matters.........................................................................37
                  (c)      Cooperation in Defending Claims.......................................................38
         10.4     Survival.......................................................................................38
         10.5     Notice by Seller...............................................................................38
         10.6     Exclusive Remedy...............................................................................38
         10.7     No Offsets.....................................................................................39

ARTICLE XI

         GENERAL.................................................................................................39
         11.1     Amendments; Waivers............................................................................39
         11.2     Schedules; Exhibits; Integration...............................................................39
         11.3     Commercially Reasonable Efforts; Further Assurances............................................39
                  (a)      Commitment to Commercially Reasonable Efforts.........................................39
                  (b)      Limitation............................................................................39
         11.4     Governing Law; Choice of Forum; Consent to Personal Jurisdiction...............................40
         11.5     No Assignment..................................................................................40
         11.6     Headings.......................................................................................40
         11.7     Counterparts...................................................................................40
         11.8     Publicity and Reports..........................................................................40
         11.9     Confidentiality................................................................................41
         11.10    Parties in Interest............................................................................41
         11.11    Notices........................................................................................41
         11.12    Expenses.......................................................................................42



         11.13    Remedies; Waiver...............................................................................43
         11.14    Attorneys' Fees................................................................................43
         11.15    Knowledge Convention...........................................................................43
         11.16    Representation By Counsel and Other Advisors; Interpretation...................................43
         11.17    Specific Performance...........................................................................44
         11.18    Severability...................................................................................44
11.19    Dispute Resolution and Arbitration 44


                            ASSET PURCHASE AGREEMENT


     This Asset Purchase Agreement is entered into as of the close of business on July 2, 1999, by and among Align-Rite International, Inc., a California corporation ("Parent"), Align-Rite, Inc., a Florida corporation ("Sub," and together with Parent, "Buyer"), on the one hand, and Harris Corporation, a Delaware corporation ("Seller"), acting through its Semiconductor Business Unit, on the other.


                                    RECITALS

     WHEREAS, Seller is engaged in the photomask manufacturing business as a portion of its primary business of designing, developing, manufacturing, assembling, testing, selling and disposing of semiconductor devices.

     WHEREAS, Seller desires to sell, and Buyer desires to purchase certain assets used in connection with Seller's photomask manufacturing business together with Buyer's assumption of certain Assumed Contracts (as defined herein) and the Assumed Liabilities (as defined herein), on the terms and conditions set forth in this Agreement.


                                    AGREEMENT

     In consideration of the premises and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereby agree as follows:



                                    ARTICLE I

                      RULES OF CONSTRUCTION AND DEFINITIONS


     1.1 Rules of Construction

     For all purposes of this Agreement, except as otherwise expressly provided:

          (a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and shall include, as appropriate, the plural as well as the singular,

          (b) all accounting terms not otherwise defined herein have the meanings assigned under generally accepted accounting principles in the United States, as in effect from time to time as applied on a consistent basis (i.e. GAAP),

          (c) all references in this Agreement to designated "Articles," "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of the body of this Agreement,

          (d) pronouns of either gender or neuter shall include, as appropriate, the other pronoun forms, and

          (e) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision.

     1.2 Definitions

     As used in this Agreement and the Exhibits and Schedules delivered pursuant to this Agreement, the following definitions shall apply:

     "Action" means any action, complaint, investigation, petition, suit or other proceeding, whether civil or criminal, in law or in equity, or before any arbitrator or Governmental Entity.

     "Affiliate" means a Person that directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, a specified Person.

     "Agreement" means this Asset Purchase Agreement by and between Buyer and Seller as amended or supplemented together with all Exhibits and Schedules attached hereto.

     "Approval" means any approval, authorization, consent, qualification or registration, or any waiver of any of the foregoing, required to be obtained from, or any notice, statement or other communication required to be filed with or delivered to, any Governmental Entity or any other Person.

     "Assumed Contracts" has the meaning specified in Section 2.1(a)(v).

     "Assumed Liabilities" has the meaning specified in Section 2.2(b).

     "Business Technology" means Technology owned by Seller and in the possession of the Photomask Business as of the Closing Date that is specific to operation of the Photomask Business. Business Technology does not include Seller's Product Mask Information.

     "Buyer" means Align-Rite International, Inc. and any subsidiary corporation through which Align-Rite International, Inc. will take possession of the Purchased Assets.

     "Buyer's Auditors" means PricewaterhouseCoopers LLP, independent public accountants to Buyer.

     "Buyer Parties" has the meaning specified in Section 10.1.

     "Claimant" has the meaning specified in Section 11.19.

     "Closing" means the consummation of the transactions contemplated by this Agreement.

     "Closing Date" means the date of the Closing.

     "Code" means the Internal Revenue Code of 1986, as amended, and the related regulations and published interpretations.

     "Contract" means any agreement, arrangement, bond, commitment, franchise, indemnity, indenture, instrument, lease, license or understanding, whether or not in writing.

     "Copyrights" means rights in any and all United States and foreign copyright registrations and applications therefor and unregistered copyrights owned by Seller.

     "Dispute Notice" has the meaning specified in Section 11.19.

     "Encumbrance" means any claim, charge, lease, covenant, easement, encumbrance, security interest, lien, option, pledge, rights of others, or restriction (whether on voting, sale, transfer, disposition or otherwise), whether imposed by agreement, understanding, law, equity or otherwise, except for any restrictions on transfer generally arising under any applicable federal or state securities law and Permitted Encumbrances.

     "Environmental Condition" means the presence in, on, under or about the real property currently or formerly used, owned or operated in connection with the operation of the Photomask Business or the assets of Seller used in the Photomask Business of any Hazardous Substance which, if the presence of such Hazardous Substance was known, would be reportable under any Environmental Law, or which could reasonably be anticipated to require investigation or remediation pursuant to any Environmental Law.

     "Environmental Laws" means all applicable Laws pertaining to the safety of employees or the environment including: (x) all requirements pertaining to reporting, licensing, permitting, controlling, investigating or remediating emissions, discharges, releases or threatened releases of Hazardous Substances, chemical substances, pollutants, contaminants or toxic substances, materials or wastes, whether solid, liquid or gaseous in nature, into the air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Substances, chemical substances, pollutants, contaminants or toxic substances, materials or wastes, whether solid, liquid or gaseous in nature; and (y) all requirements pertaining to the protection of the safety of employees or the public.

     "Equity Securities" means any capital stock or other equity interest or any securities convertible into or exchangeable for capital stock or any other rights, warrants or options to acquire any of the foregoing securities.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the related regulations and published interpretations.

     "ERISA Affiliate" means (i) any corporation which is a member of a group of corporations of which Seller is a member and which is a controlled group of corporations within the meaning of Section 414(b) of the Code; (ii) any trade or business (whether or not incorporated) which is a member of a group of trades or businesses under common control within the meaning of Section 414(c) of the Code of which Seller is a member; and (iii) a member of an affiliated service group within the meaning of Section 414(m) or (o) of the Code of which Seller, any corporation described in clause (i) above or any trade or business described in clause (ii) above are members.

     "Excluded Assets" has the meaning specified in Section 2.1(b).

     "Facility Lease Agreement" has the meaning specified in Section 8.2.

     "GAAP" means generally accepted accounting principles in the United States, as in effect from time to time, as applied on a consistent basis.

     "Goodwill" means the expectation of patronage from customers of the Photomask Business and the consumer identification and favorable consideration shown by customers of the Photomask Business to the goods or services known to emanate from the Photomask Business.

     "Governmental Entity" means any government or any agency, bureau, board, commission, court, department, official, political subdivision, tribunal or other instrumentality of any government, whether federal, state or local, domestic or foreign.

     "Harris Patents" means and refers to all Patents owned by Harris as of the Closing Date and covering activities performed in the course of business by the Photomask Business prior to the Closing Date.

     "Hart-Scott-Rodino Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the related regulations and published interpretations.

     "Hazardous Substance" means (but shall not be limited to) substances that are defined or listed in, or otherwise classified pursuant to, any applicable Laws as "hazardous substances," "hazardous materials," "hazardous wastes" or "toxic substances," or any other formulation intended to define, list or classify substances by reason of deleterious properties such as ignitibility, corrosivity, reactivity, radioactivity, carcinogenicity, reproductive toxicity or "EP toxicity," and petroleum and drilling fluids, produced waters and other wastes associated with the exploration, development, or production of crude oil, natural gas or geothermal energy.

     "Indemnifiable Claim" means any Loss for or against which any Person is entitled to indemnification under this Agreement.

     "Indemnified Party" means the party entitled to indemnity hereunder.

     "Indemnifying Party" means the party obligated to provide indemnification hereunder.

     "Intangible Property" means any permits or other property other than personal property, real property or Intellectual Property used in or pertaining to the Photomask Business.

     "Intellectual Property" means intellectual property covered by Copyrights, Harris Patents or Trade Secret Rights as defined herein.

     "Intellectual Property Rights" means rights in Copyrights and Harris Patents and Trade Secret Rights which (a) are owned by the Seller, (b) exist under laws respecting Patents, Copyrights or Trade secrets, but not trademarks and (c) cover the use of Business Technology.

     "Inventory" has the meaning specified in Section 2.1(a)(iv).

     "IRS" means the United States Internal Revenue Service or any successor entity.

     "Law" means any constitutional provision, statute or other law, rule, regulation, or interpretation of any Governmental Entity and any Order, whether federal, state or local, domestic or foreign.

     "Loss" means any action, cost, damage, disbursement, expense, liability, loss, deficiency, diminution in value, obligation, penalty or settlement of any kind or nature, whether foreseeable or unforeseeable, including but not limited to, interest or other carrying costs, penalties, and reasonable legal, accounting and other professional fees and expenses incurred in the investigation, collection, prosecution and defense of claims and amounts paid in settlement, that is imposed on or otherwise incurred or suffered by the specified Person.

     "Material Adverse Change" or "Material Adverse Effect" means, when used in connection with Seller, the Photomask Business, the Purchased Assets, the Assumed Contracts and the Assumed Liabilities, any change, event or effect (or any development that insofar as can reasonably be foreseen, is likely to result in any change or effect) that, individually or in the aggregate, is materially adverse to the business, assets, financial condition or results of operations of the Photomask Business taken as a whole.

     "Material Contract" means any Contract material to the Photomask Business as of or after the effective date of this Agreement as described in Schedule 4.3.

     "Order" means any decree, injunction, judgment, order, ruling, assessment or writ.

     "Parent" means Align-Rite International, Inc.

     "Patents" means issued patents, including United States and foreign patents and applications therefor, petty patents, patents of importation, and divisions, reissues, continuations, continuations-in-part, renewals and extensions of any of the foregoing; certificates of addition and utility models and utility model applications; but does not include License Agreements.

     "PBGC" means the United States Pension Benefit Guaranty Corporation or any successor thereto.

     "Permit" means any license, permit, franchise, certificate of authority, or order, or any waiver of the foregoing, required to be issued by any Governmental Entity.

     "Permitted Encumbrances" means (i) tax liens for taxes not yet payable, or for taxes presently payable, but being contested by Seller in good faith and in accordance with the procedures established in the jurisdiction imposing the tax,
(ii) liens relating to obligations to be paid prior to or concurrent with the Closing, (iii) liens of carriers, warehousemen, mechanics, laborers and materialmen and other similar liens incurred in the ordinary course of business for sums not yet due or being contested in good faith, if such reserve or appropriate provision, if any, as shall be required by GAAP shall have been made therefor, (iv) real property liens of record, and (v) liens on assets other than Purchased Assets.

     "Person" means an association, a corporation, an individual, a partnership, a limited liability company, a trust or any other entity or organization, including a Governmental Entity.

     "Photomask Business" means the manufacture and sale of photomask products and related photomask services by Seller regardless of the name under which any such activity is conducted, and shall be deemed to include the Purchased Assets, the rights and assets transferred pursuant to Section 7.5 hereof, revenues and income, Assumed Liabilities, Assumed Contracts, exclusive of cash, cash equivalents, accounts receivable, accounts payable and any elements of the Retained Business or Excluded Assets.

     "Photomask Supply and Strategic Alliance Agreement" has the meaning set forth in Section 8.2.

     "Prepaid Expenses" has the meaning specified in Section 2.1(a)(vi).

     "Purchase Price" has the meaning set forth in Section 2.3(a).

     "Purchased Assets" has the meaning set forth in Section 2.1(a).

     "Real Property" means the real property located within the complex of buildings known as the Semiconductor Sector located at 2401 Palm Bay Road, NE, Palm Bay, Florida 32905 and known as Building 60 and a portion of Building 56 used in the Photomask Business, appurtenances thereto, rights in connection therewith, and the leasehold estates created as part of the transaction contemplated by this Agreement.

     "Representatives" shall be deemed to include the independent accountants and counsel of the applicable party hereto.

     "Respondent" has the meaning set forth in Section 11.19.

     "Retained Business" means the business of the Semiconductor Business Unit of Harris Corporation except for the Photomask Business which is the subject of this Agreement.

     "SEC" means the United States Securities and Exchange Commission or any successor entity.

     "Seller" has the meaning specified in the preamble to this Agreement.

     "Seller's Product Mask Information" means the product design data of Seller for products designed or manufactured by or on behalf of Seller's Semiconductor Business Unit from which photomasks are made, whether such data is in electronic pattern media or Photomask tooling, and not otherwise used in the operation of the Photomask Business.

     "Site Services Agreement" has the meaning set forth in Section 8.2.

     "Software" means the manifestation of computer programs and databases in tangible or physical form, including, but not limited to magnetic media, firmware, and documentation in the form of source code, object code or microcode; Software includes, but is not limited to management information systems, computer aided design and/or engineering programs, computer aided manufacturing programs, CADBUS programs, machinery control programs, and personal computer programs, in each case that is owned by or licensed to Seller and relevant to the Photomask Business. Software does not include any Technology or any Intangible Property Rights.

     "Software Licenses" means agreements concerning Software (other than Systems Software) used in or on behalf of the Photomask Business including the agreements identified on Schedule 7.6.

     "Software Type 1" means Software for which the Seller is sole owner of all right title and interest and which is specific to the Photomask Business. Software Type 1 does not include Systems Software.

     "Software Type 2" means Software owned in whole or in part by the Seller and licensable by Seller on a non-exclusive basis to Buyer, and which is not specific to, but is used in, the operations of the Photomask Business. Software Type 2 does not include Systems Software.

     "Systems Software" means software not specific to the Photomask Business and not specific to an individual personal computer.

     "Sub" means the subsidiary of Align-Rite International, Inc. through which Align-Rite International, Inc. will take possession of the Purchased Assets.

     "Tax" means any foreign, federal, state, county or local income, sales and use, excise, franchise, real and personal property, transfer, gross receipt, capital stock, production, business and occupation, disability, employment, payroll, severance or withholding tax or charge imposed by any Governmental Entity, any interest and penalties (civil or criminal) related thereto or to the nonpayment thereof.

     "Tax Return" means a report, return or other information required to be supplied to or filed with a Governmental Entity with respect to Taxes including, where permitted or required, combined or consolidated returns for any group of entities that includes any subsidiary.

     "Technology" means the manifestation in tangible or physical form of all types of technical information and data including, but not limited to, know-how; product definitions and designs; research and development, engineering, manufacturing, assembly, process, test, quality control, procurement, and service specifications, procedures, standards, and reports; maskworks; blueprints; drawings; materials specifications, procedures, standards, and lists; catalogs; technical information and data relating to marketing and sales activity; and formulae, in each case that is owned by or licensed to Seller and relevant to routine operation of the Photomask Business. Technology does not include any Software or any Intangible Property Rights.

     "Termination Date" means the specific date first set forth in Section 9.1.

     "Trade Secret Rights" means any and all rights in trade secrets owned by Seller and comprising Technology used in the operation of the Photomask Business.

     "Y2K Problem" has the meaning set forth in Section 4.17.

                                   ARTICLE II

                            SALE OF PURCHASED ASSETS,
                   ASSUMPTION OF ASSUMED CONTRACTS AND ASSUMED
                      LIABILITIES AND RELATED TRANSACTIONS

     2.1 Purchase and Sale of Purchased Assets

     (a) Purchased Assets. Upon the terms and subject to the conditions set forth in this Agreement, on the Closing Date, Seller shall sell, convey, assign, transfer and deliver to Sub, and Sub shall purchase, acquire and accept from Seller, Seller's right, title and interest in and to the assets specifically described in this Section 2.1(a) (the "Purchased Assets").

          (i) All machinery, tools, supplies, apparatus, furniture and fixtures, supplies, and computer hardware located at and used solely by the Photomask Business and other equipment of every type as identified on Schedule 2.1(a)(i) hereto;

          (ii) The cleanroom located within Building 60, including fixtures and improvements attached thereto as set forth in Schedule 2.1(a)(ii);

          (iii) All other fixtures and improvements attached to the Real Property used primarily in connection with the Photomask Business as specified in Schedule 2.1(a)(iii);

          (iv) All inventory of usable goods, including all merchandise, photomasks, raw materials, work in progress, finished products and other tangible personal property held for sale or used in connection with the Photomask Business as of the date hereof (the "Inventory"), together with any additions thereto and subject to any reductions therefrom received or incurred by Seller in operating the Photomask Business in the ordinary course and in compliance with Section 6.3 hereof after the date hereof and through the Closing Date all as set forth in Schedule 2.1(a)(iv);

          (v) All of Seller's rights and interests arising under or in connection with the Contracts to which Seller is a party specified on
     Schedule 2.1(a)(v) and which Buyer assumes (the "Assumed Contracts") including but not limited to obligations to complete work on order from customers; provided, however, that except as otherwise specified herein, Buyer shall not assume any of the obligations or liabilities of the Assumed Contracts arising prior to the Closing or based on actions or inactions of Seller prior to the Closing;

          (vi) Prepaid expenses and deposits as of the date hereof (the "Prepaid Expenses") as set forth in Schedule 2.l(a)(vi), together with any additions thereto and subject to any reductions therefrom made or accrued by Seller in operating the Photomask Business in the ordinary course and in compliance with Section 6.3 hereof after the date hereof and through the Closing Date;

          (vii) Sales data and information, customer lists, information relating to customers, suppliers' names, catalogs, sales literature, promotional materials, advertising matter and all rights thereto relating specifically to the Photomask Business;

          (viii) Intangible Property; the Goodwill associated with the Photomask Business; all of Seller's books, records, files, documents, pay history papers and agreements (including, but not limited to, those contained in computerized storage media) used solely in the Photomask Business and related to its employees, except for those employee records consisting of field folders, medical records and former employee actions brought against the Seller, which actions have been settled or adjudicated and the order of the court performed; all transferable Permits used in the Photomask Business; unemployment compensation, workers' compensation and other credits, reserves or deposits with applicable Governmental Entities relating to Seller's employees of the Photomask Business who become Employees of Buyer.

     (b) Excluded Assets. No rights, properties or assets of Seller shall be included in the Purchased Assets except to the extent specified in Section 2.1(a). As an example, no cash, receivables or Contracts not expressly assumed hereunder by the Buyer are included as Purchased Assets. Buyer shall not acquire under the terms of this Agreement any title to or interest in the name "Harris" or "Harris Semiconductor" or Seller's monograms, logos, trademarks, or any variations or combinations thereof or Seller's Product Mask Information. Buyer, however, shall be entitled to use all of Seller's Product Mask Information solely for the purpose of making Photomasks for Seller. Buyer shall use reasonable care in storing and maintaining Seller's Product Mask Information. Seller acknowledges that Seller's Product Mask Information is Seller's property and that Buyer shall have no liability for damages or loss related thereto; provided, however, that Buyer shall be liable for damages arising from Buyer's negligence or willful misconduct.

     (c) Nonassignable Contracts. Notwithstanding other terms set forth in this
Section 2.1, to the extent that any Software contracts to be assigned pursuant to this Agreement are not capable of being assigned without the consent, approval or waiver of a third person or entity, nothing in this Agreement will constitute an assignment or require the assignment thereof.

     2.2 Assumption of Liabilities

     (a) Liabilities Not Assumed. Except as expressly provided in Section 2.2(b), Buyer shall not assume, shall not take subject to and shall not be liable for, any liabilities or obligations of any kind or nature, whether absolute, contingent, accrued, known or unknown, of Seller or any Affiliate of Seller, including, but not limited to the following:

          (i) The liabilities set forth in the financial statements identified in Sections 4.2(a) and (b) and the contracts set forth on Schedule 4.3;

          (ii) Any liabilities or obligations incurred arising from or out of or in connection with Seller's operations, the condition of its assets or places of business, its ownership of the Purchased Assets, or the issuance, sale, repayment or repurchase of any of its securities;

          (iii) Any liabilities or obligations incurred, arising from or out of, in connection with or as a result of claims made by or against Seller whether before or after the Closing Date that arise out of events prior to the Closing Date; and

          (iv) Any product liability claims for Photomasks manufactured and delivered to customers on or prior to the Closing Date, except, as provided in Section 2.2(b).

     (b) Assumed Liabilities. Notwithstanding Section 2.2(a), on the Closing Date, Buyer shall assume only the obligations of Seller under the Assumed Contracts to the extent such obligations are to be performed on and after the Closing Date (but excluding any liability or obligation to a third party arising from a breach of such Assumed Contract before the Closing or based on actions or inactions of Seller prior to the Closing or arising out of Seller's failure to obtain a required Consent to the assignment of an Assumed Contract to Buyer), obligations for employee wages, salaries and benefits as provided in Section 7.4, and Buyer's responsibility to replace Photomasks as set forth in Section 2.2(c) below (the "Assumed Liabilities").

     (c) Buyer's Obligation to Replace Photomasks. Buyer shall replace Photomask products manufactured by Harris after January 1, 1999, and through the Closing Date so long as such Photomask products are returned for non-compliance with applicable customer specification within one hundred eighty (180) days of the date on which such products were shipped to such customers by Seller. In no event shall Buyer's liability under this Section 2.2(c) exceed in the aggregate $25,000, which amount shall be calculated by reference to the original invoice for such products. Seller acknowledges and agrees that Buyer's liability hereunder shall be limited to the replacement of such products described above and that in no event shall Buyer be liable for any other damages arising from such products, including, without limitation, damages arising from the use of such products.

     2.3 Purchase Price.

     (a) Purchase Price. The aggregate purchase price to be paid to Seller by Buyer for the Purchased Assets shall be Thirteen Million Two Hundred Fifty Thousand Dollars ($13,250,000) (the "Purchase Price").

     (b) Allocation. Buyer shall provide Seller with a draft of IRS Form 8594 sixty (60) days prior to the date on which such filing is due with the IRS.

     (c) Payment. At the Closing, at 12:00 p.m. Eastern Daylight Time on July 2, 1999, Buyer shall pay the Purchase Price to Seller by wire transfer of immediately available funds to Chase Manhattan Bank - New York, ABA Routing #:021000021, Account Name: Harris Corporation Master Account, Account Number:
144046155.


                                   ARTICLE III

                                     CLOSING

     3.1 Closing Date

     Upon the terms and subject to the conditions set forth in this Agreement, the signing and Closing of the transaction shall take place simultaneously at the offices of Harris Corporation, 1025 NASA Boulevard, Melbourne, Florida 32919, at 12:00 p.m. Eastern Daylight Time, on July 2, 1999.

     3.2 Items to be Delivered at the Closing By Seller

     At the Closing, Seller shall deliver or cause to be delivered to Buyer:

     (a) A Bill of Sale and Assignment, in substantially the form of Exhibit A;

     (b) All documentation required to exempt Seller from the withholding requirement of Section 1445 of the Code, consisting of (i) an affidavit from Seller to Buyer stating under penalty of perjury that Seller is not a foreign person and providing Seller's U.S. taxpayer identification numbers, or (ii) a sworn affidavit of Seller that it is not "U.S. real property holding corporations," as defined in Section 897 of the Code or (iii) a "qualifying statement" obtained by Seller from the Internal Revenue Service;

     (c) The opinions, certificates, consents and other documents referred to herein, including in Section 8.2, as then deliverable by Seller.

     (d) The key to all locks located on or in the Purchased Assets (and any and all cards, devices or things necessary to access any Purchased Assets).

     (e) The Facility Lease Agreement in substantially the form of Exhibit B.

     (f) The Photomask Supply and Strategic Alliance Agreement in substantially the form of Exhibit C.

     (g) The Site Services Agreement in substantially the form of Exhibit D.

     3.3 Items to be Delivered at the Closing by Buyer

     At the Closing, Buyer shall deliver to Seller:

     (a) The Purchase Price;

     (b) An Assumption Agreement, in substantially the form of Exhibit E;

     (c) The opinions, certificates, consents and other documents referred to herein, including in Section 8.3, as then deliverable by Buyer;

     (d) The Facility Lease Agreement in substantially the form of Exhibit B;

     (e) The Photomask Supply and Strategic Alliance Agreement in substantially the form of Exhibit C; and

     (f) The Site Services Agreement in substantially the form of Exhibit D.


                                   ARTICLE IV

                    REPRESENTATIONS AND WARRANTIES OF SELLER

     As of the date hereof and as of the Closing, Seller represents and warrants to Buyer, and agrees with Buyer, as follows:

     4.1 Organization and Related Matters

     Seller is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. Seller has all requisite corporate power and authority to execute, deliver and perform this Agreement, the Facility Lease Agreement, the Photomask Supply and Strategic Alliance Agreement, the Site Services Agreement and any other related agreements to which it is a party Seller is required to be and is qualified to do business as a foreign corporation in the State of Florida. Seller has all requisite corporate power and authority to own the Purchased Assets and to carry on the Photomask Business as now conducted and is duly qualified or licensed to do business as foreign corporations in good standing in all jurisdictions in which the character or the location of the Purchased Assets owned or leased by it or the nature of the Photomask Business requires licensing or qualification. True, correct and complete copies of the charter documents of Seller as in effect on the date hereof have been delivered to Buyer.

     4.2 Financial Statements; Changes; Contingencies

     (a) Audited Financial Statements. Seller has delivered to Buyer consolidated and consolidating balance sheets for the Seller at June 27, 1997, and July 2, 1998. All such financial statements of Seller have been examined by the auditors whose reports thereon are included with such financial statements and which have been prepared in conformity with GAAP. Such statements of operations and cash flow present fairly in all material respects the results of operations and cash flows of Seller for the respective periods covered, and the balance sheets present fairly in all material respects the financial condition of Seller as of their respective dates. Since April 2, 1999, there has been no change in any of the significant accounting policies, practices or procedures of Seller.

     (b) Unaudited Interim Financial Statements. Seller has delivered to Buyer balance sheets and income statements for the Photomask Business at April 30, 1999, and May 28, 1999 and for the ten month and eleven month periods ended April 30, 1999 and May 28, 1999, respectively. The internal interim financial statements present fairly the results of operations of the Photomask Business for the respective periods covered. All such interim financial statements reflect all adjustments (which consist only of normal recurring adjustments not material in amount and include but are not limited to estimated provisions for year-end adjustments) necessary for a fair presentation.

     (c) No Material Adverse Changes. Except as disclosed on Schedule 4.2(c), since April 26, 1999, whether or not in the ordinary course of business, there has not been, occurred or arisen:

          (i) any change in or event affecting the Photomask Business, the Purchased Assets, the Assumed Liabilities, that has had or may reasonably be expected to have a Material Adverse Effect on the Photomask Business, the Purchased Assets, or the Assumed Liabilities, or

          (ii) any agreement, condition, action or omission which would be proscribed by (or require consent under) Section 6.3 had it existed, occurred or arisen after the date of this Agreement, or

          (iii) any strike or other labor dispute, or

          (iv) any casualty, loss, damage or destruction (whether or not covered by insurance) of any of the Purchased Assets that is material.

     4.3 Material Contracts

     Schedule 4.3 lists each Contract to which the Photomask Business, or Seller (relating to the Photomask Business) is a party or to which Seller or any of its respective properties on the date hereof is subject or by which any thereof is bound that is deemed a Material Contract under this Agreement. Unless otherwise so noted in Schedule 4.3, each such Contract was entered into in the ordinary course of business. Each such Contract that (a) after April 2, 1999 obligates Seller (with respect to the Photomask Business) to pay an amount of $25,000 or more, (b) has an unexpired term as of April 2, 1999 in excess of six (6) months,
(c) contains a covenant not to compete or otherwise significantly restricts business activities, (d) provides for the extension of credit other than consistent with normal credit terms, (e) limits the ability of Seller to conduct its business, including as to manner or place, (f) provides for a guaranty or indemnity by Seller, (g) grants a power of attorney, agency or similar authority to another person or entity, (h) contains a right of first refusal, (i) contains a right or obligation of or to any Affiliate, officer or director or any Associate, of Seller, (j) represents a Contract upon which the Photomask Business is substantially dependent or a Contract which is material to the Photomask Business, (k) requires Seller to buy or sell goods or services with respect to which there will be material losses or will be costs and expenses materially in excess of expected receipts (other than as provided for or otherwise reserved against on the most recent of the balance sheets referred to in Section 4.2) or (1) was not made in the ordinary course of business, shall be deemed to be a Material Contract. True, correct and complete copies of the Material Contracts appearing on Schedule 4.3, including all amendments and supplements, have been delivered to Buyer. Each Material Contract is valid and subsisting; Seller has duly performed all its respective obligations thereunder to the extent that such obligations to perform have accrued; and no breach or default, or to Seller's knowledge alleged breach or default, or event which would (with the passage of time, notice or both) constitute a breach or default thereunder by Seller (or, to the best knowledge of Seller, any other party or obligor with respect thereto), has occurred or as a result of this Agreement or its performance will occur. Except as set forth in Schedule 4.3, consummation of the transactions contemplated by this Agreement shall not (and shall not give any Person a right to) terminate or modify any rights of, or accelerate or augment any obligation, of Seller with respect to the Material Contracts.

     4.4 Condition of Property

          (a) All Purchased Assets used in connection with the Photomask Business are owned by Seller, except as indicated on Schedule 4.4(a). Seller has good and marketable title to the Purchased Assets, free and clear of any Encumbrances, except for Permitted Encumbrances. Seller has all rights, power and authority to sell, convey, assign, transfer and deliver the Purchased Assets to Buyer in accordance with the terms of this Agreement. At the Closing, Seller shall deliver the Purchased Assets to Buyer, free and clear of any Encumbrances, except for Permitted Encumbrances and except for encumbrances created by Buyer. The Purchased Assets are in a good state of maintenance and repair, have been regularly and appropriately maintained, repaired and replaced, and are presently being used in their existing condition to conduct the Photomask Business.

          (b) Except as set forth on Schedule 4.4(b) all water, sewer, gas, electric, telephone, and drainage facilities and all other utilities required by Law for the present use and operation of the Real Property in which Buyer will obtain a leasehold interest under the Facility Lease Agreement are installed across public property or valid easements to the boundary lines of such Real Property, and are connected pursuant to existing Permits, and such facilities are the existing connections presently servicing the Real Property and are in good operating condition, normal wear and tear excepted. Seller holds good title to the Real Property, has not leased or otherwise encumbered, except for Permitted Encumbrances, the Real Property, and shall deliver possession of the Real Property to Buyer at the Closing. The Real Property may be used for the operation of the Photomask Business.

     4.5 Intangible Property

     Schedule 4.5 lists all items of Intangible Property in which Seller, as relates to the Photomask Business other than the Excluded Assets, and the Photomask Business has an interest and the nature of such interest. Such assets include all Permits or other rights with respect to any of the foregoing. Seller has complete rights to and ownership of all Intangible Property required or desirable for use in connection with the Photomask Business. Seller does not use any Intangible Property by consent of any other Person nor is required to and makes any payments to others with respect thereto. The Intangible Property of Seller is fully assignable free and clear of any Encumbrances, other than Permitted Encumbrances. Seller has in all material respects performed all obligations required to be performed by it, and is not in default in any material respect, under any Contract relating to any of the foregoing. Seller has not received any notice to the effect (or is otherwise aware) that the Intangible Property or any use by Seller of any such property conflicts with or infringes (or allegedly conflicts with or infringes) the rights of any Person.

     4.6 Authorization; No Conflicts

     The execution, delivery and performance of this Agreement, the Facility Lease, Photomask Supply and Strategic Alliance Agreement and any other related agreements by Seller has been duly and validly authorized by the Board of Directors of Seller and by all other necessary corporate action on the part of Seller. This Agreement has been and the Facility Lease Agreement, Photomask Supply and Strategic Alliance Agreement and any related agreements to which Seller is a party shall, prior to or simultaneously with the Closing, be duly executed and delivered by Seller and constitute the legally valid and binding obligations of Seller, enforceable against Seller in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws and equitable principles relating to or limiting creditors rights generally. The execution, delivery and performance of this Agreement, the Facility Lease Agreement, the Photomask Supply and Strategic Alliance Agreement and the Strategic Alliance Agreement by Seller and the execution, delivery and performance of any related agreements or contemplated transactions by Seller shall not violate, or constitute a breach or default (whether upon lapse of time and/or the occurrence of any act or event or otherwise) under, the charter documents or by-laws of Seller or any Material Contract of Seller, result in the imposition of any Encumbrance against any of the Purchased Assets, or violate any Law. Schedule
4.6 lists all Permits, Approvals and consents required to be obtained by Seller to consummate the transactions contemplated by this Agreement. Except for matters identified in Schedule 4.6 as requiring that certain actions be taken by or with respect to a third party or Governmental Entity, the execution and delivery of this Agreement by Seller and the performance of this Agreement and any related or contemplated transactions by Seller will not require filing or registration with, or the issuance of any Permit by, any other third party or Governmental Entity.

     4.7 Legal Proceedings

     There is no Order or Action pending, or, to the knowledge of Seller, threatened, against or affecting Seller or any of their respective properties or assets that individually or when aggregated with one or more other Orders or Actions has or if determined adversely might reasonably be expected to have a Material Adverse Effect on the Photomask Business, or the Purchased Assets (or the use, operation or value thereof), the Assumed Liabilities, Seller's ability to perform this Agreement, or any aspect of the transactions contemplated by this Agreement. Schedule 4.7 lists each Order and each Action that involves a claim or potential claim of aggregate liability in excess of $10,000 against, or that enjoins or seeks to enjoin, any activity by Seller with respect to the Photomask Business other than any Order or Action concerning Environmental Conditions disclosed in Schedule 4.15.

     4.8 Permits

     Seller holds all Permits that to Seller's knowledge are required by any Governmental Entity to permit it to conduct the Photomask Business as now conducted and operate the Purchased Assets as well as all other assets material to the Photomask Business, and all such Permits are valid and in full force and effect, except where the failure to be in compliance would not reasonably be expected to result in a Material Adverse Effect on the Photomask Business, and where in effect, shall remain in full force and effect for the benefit of Buyer upon consummation of the transactions contemplated by this Agreement, except for those Permits identified on Schedule 4.8 as not transferable to Buyer. To Seller's Knowledge no suspension, cancellation or termination of any of such Permits is threatened or imminent.

     4.9 Compliance with Law

     (a) Seller has conducted the Photomask Business in accordance with applicable Laws, and the forms, procedures and practices of Seller are in material compliance with all such Laws, to the extent applicable.

     (b) The use and operation of the Purchased Assets are in compliance with all applicable Laws, building codes, environmental, zoning, subdivision, and land use laws, and other local, state and federal laws and regulations, and there are no material violations of any such Laws.

     4.10 Employee Benefits

     (a) Employee Benefit Plans, and Employment Agreements, and Similar Arrangements.

          (i) Schedule 4.10(a) lists (by entity subject thereto or bound thereby) all employee benefit plans, employment or severance agreements and other similar arrangements to which Seller (only insofar as applicable to the employees of Seller dedicated to the Photomask Business) is or has been bound for the last five (5) years, legally or otherwise, including, without limitation, (a) any profit-sharing, deferred compensation, bonus, stock option, stock purchase, pension, retainer, consulting, retirement, severance, welfare or incentive plan, agreement or arrangement, (b) any plan, agreement or arrangement providing for "fringe benefits" or perquisites to employees, or agents, including but not limited to benefits relating to company automobiles, clubs, vacation, child care, parenting, sabbatical, sick leave, medical, dental, hospitalization, life insurance and other types of insurance, (c) any employment agreement not terminable on thirty (30) days (or less) written notice, or (d) any other "employee benefit plan" (within the meaning of Section 3(3) of ERISA).

          (ii) Seller has made available to Buyer true and complete copies of all documents and summary plan descriptions with respect to such plans, agreements and arrangements, or summary descriptions of any such plans, agreements or arrangements not otherwise in writing.

          (iii) There are no negotiations, demands or proposals that are pending or have been made which concern matters now covered, or that would be covered, by plans, agreements or arrangements of the type described in this section.

          (iv) Seller is in compliance in all material respects with the applicable provisions of ERISA (as amended through the date of this Agreement), the regulations and published authorities thereunder, and all other Laws applicable with respect to all such employee benefit plans, agreements and arrangements. Seller has performed in all material respects all of its respective obligations under all such plans, agreements and arrangements and all such plans, agreements and arrangements have been operated in compliance with their terms. To the knowledge of Seller, there are no Actions (other than routine claims for benefits) pending or threatened against such plans or their assets, or arising out of such plans, agreements or arrangements, and, to the knowledge of Seller, no facts exist which could give rise to any such Actions (other than routine claims for benefits).

     (b) Qualified Plans.

          (i) Schedule 4.10(b) lists all "employee pension benefit plans" (within the meaning of Section 3(2) of ERISA) in Schedule 4.10(a) which are also stock bonus, pension or profit-sharing plans within the meaning of
     Section 401(a) of the Code.

          (ii) Each such plan has been duly authorized by the board of directors of Seller. Each such plan is qualified in form and operation under Section 401(a) of the Code and each trust under each such plan is exempt from tax under Section 501(a) of the Code. To the knowledge of Seller no event has occurred that shall or could give rise to disqualification or loss of tax-exempt status of any such plan or trust under such sections. To the knowledge of Seller no event has occurred that shall or could subject any such plans to tax under Section 511 of the Code. No prohibited transaction (within the meaning of Section 4975 of the Code) or party-in-interest transaction (within the meaning of Section 406 of ERISA) has occurred with respect to any of such plans.

          (iii) Seller has made available to Buyer for each such plan copies of the following documents: (i) the Form 5500 filed in each of the most recent three plan years, including but not limited to all schedules thereto and financial statements with attached opinions of independent accountants,
     (ii) the most recent determination letter from the IRS, (iii) the consolidated statement of assets and liabilities of such plan as of its most recent valuation date, and (iv) the statement of changes in fund balance and in financial position or the statement of changes in net assets available for benefits under such plan for the most recently ended plan year. The financial statements so delivered fairly present the financial condition and the results or operations of each of such plans as of such dates, in accordance with GAAP.

     (c) Title IV Plans. No plan listed in Schedules 4.10(a) or (b) is a plan subject to Title IV of ERISA.

     (d) Union Contracts. Seller is not a party to any collective bargaining or other agreements with labor unions, the members of which are employed by Seller, in connection with the Photomask Business.

     (e) Health Plans. All group health plans of Seller have been operated in all material respects in compliance with the group health plan continuation coverage requirements of Section 162(k) and Section 4980B of the Code to the extent such requirements are applicable.

     (f) Fines and Penalties. There has been no act or omission by Seller that has given rise to or may give rise to fines, penalties, taxes or related charges under Section 502(c) or (i) or Section 4701 of ERISA of Chapter 43 of the Code.

     4.11 No Brokers or Finders

     No agent, broker, finder, or investment or commercial banker, or other Person or firm engaged by or acting on behalf of Seller or any of its respective Affiliates in connection with the negotiation, execution or performance of this Agreement or the transactions contemplated by this Agreement, is or will be entitled to any brokerage or finder's or similar fee or other commission as a result of this Agreement or such transactions.

     4.12 Accuracy of Information

     All information furnished by or on behalf of Seller to Buyer, its agents or representatives in connection with the Purchased Assets, the Assumed Liabilities and this Purchase Asset Agreement is true and correct in all material respects and does not contain any untrue statement of material fact or omit to state a material fact necessary to make any statement herein not misleading.

     4.13 Inventories

     All inventories of Seller are of good and merchantable quality, are carried at cost (with respect to raw materials), standard cost (with respect to work in process and finished goods) or expensed (with respect to spares), and are currently useable or saleable in the ordinary course of business. The value of obsolete, damaged or excess inventory and of inventory below standard quality has been written down on the most recent balance sheet delivered to Buyer pursuant to Section 4.2 or, with respect to inventories purchased since the balance sheet date, on the books and records of Seller, to ascertainable market value, or adequate reserves described on such balance sheet have been provided therefor, and the value at which inventories are carried reflects the customary inventory valuation policy of Seller (which fairly reflects the value of obsolete, spoiled or excess inventory) for stating inventory.

     4.14 Customers and Suppliers

     Schedule 4.14 lists the names of and describes all Assumed Contracts with and the appropriate percentage of Photomask Business attributable to, the ten largest captive users/customers of the Photomask Business, the ten largest merchant customers of the Photomask Business and the ten most significant suppliers of the Photomask Business as of the first six (6) months of the current fiscal year, and any sole-source suppliers of significant goods or services (other than electricity, gas, telephone or water) to the Photomask Business with respect to which alternative sources of supply are not readily available on comparable terms and conditions. To Seller's Knowledge no existing customer has threatened to transfer business to a third Person on account of the transactions contemplated by this Agreement.

     4.15 Environmental Compliance

     (a) Environmental Reports. Schedule 4.15(a) contains a list of each current report, study or filing, of which Seller is aware, and which relates to the use of Hazardous Substances upon the Real Property in which Buyer will obtain a leasehold interest under this Agreement, the Facility Lease Agreement, or the transactions contemplated hereby, or upon real property currently or formerly used, owned or operated in connection with the operation of the Photomask Business of Seller, any Environmental Condition existing upon the real property currently or formerly used, owned or operated in connection with the operation of the Photomask Business of Seller or the compliance of the Photomask Business of Seller, or any real property in which Buyer will obtain an interest under this Agreement, the Facility Lease Agreement, or the transactions contemplated hereby, currently or formerly used, owned or operated in connection with the operation of the Photomask Business of Seller with any Environmental Laws. A copy of each item listed in Schedule 4.15(a) has been made available to Buyer.

     (b) Compliance with Environmental Laws: Permits. Except as disclosed in
Schedule 4.15(b), the Photomask Business of Seller and all real property and personal property currently or formerly used, owned or operated in connection with the operation of the Photomask Business of Seller is, and at all times in the past has been, used or operated in all material respect in compliance with all Environmental Laws. Seller has obtained and presently maintains all Permits and other governmental authorizations required to operate the Photomask Business of Seller in compliance with all Environmental Laws.

     (c) Environmental Conditions: Action by Governmental Agency. Except as disclosed in Schedule 4.15(c), no Environmental Condition exists upon the real property in which Buyer will obtain an interest under this Agreement, the Facility Lease Agreement, or the transactions contemplated hereby, currently or formerly used, owned or operated in connection with the operation of the Photomask Business of Seller and no investigation, inquiry or other proceeding is pending or, to the knowledge of Seller, threatened by any governmental entity with respect to the real property in which Buyer will obtain a leasehold interest under this Agreement or the transactions contemplated hereby, currently or formerly used, owned or operated in connection with the operation of the Photomask Business of Seller and relating to any actual or alleged Environmental Condition or failure to comply with any Environmental Law.

     (d) Treatment, Storage or Disposal Sites. Schedule 4.15(d) contains a list of all Hazardous Substance or waste treatment, storage or disposal sites currently used in the operation of the Photomask Business of Seller, which list identifies the type of Hazardous Substances or wastes that are treated, stored or disposed of at each site and estimates of the annual amount of Hazardous Substances or waste sent to each site. To the knowledge of Seller none of the sites listed is the subject of federal, state, or local enforcement action or other investigation that may lead to claims against Seller for cleanup costs, remedial action, damages to natural resources for personal injury or property damage. Schedule 4.15(d) contains a list of all parties currently engaged to transport Hazardous Substances or wastes to such treatment, storage or disposal sites.

     4.16 Powers of Attorney

     Except as set forth on Schedule 4.16. Seller has not given any power of attorney (irrevocable or otherwise) to any Person for any purpose relating to the Photomask Business, Purchased Assets, Assumed Liabilities, or the material assets of the Photomask Business, other than powers of attorney given to Governmental Authority in connection with routine qualifications to do business.

     4.17 Year 2000

     The Harris Semiconductor Sector (a) has conducted an assessment of its information system technologies, automated manufacturing, billing and other operations for the purpose of identifying, (b) has shared this assessment with Buyer, and (c) is engaged in an effort to mitigate (which effort is continuing in the ordinary course of business) any significant disruption in operations that it anticipates as a consequence with of the Y2K Problem. Except as set forth on Schedule 4.17, to the Seller's knowledge, assuming the efforts to mitigate as set forth in the assessment are continued, with respect to the Purchased Assets, by Buyer in the ordinary course of business after the Closing Date, the Purchased Assets will not experience any disruption in operations as a consequence of the Y2K problem that could reasonably be expected to have a Material Adverse Effect on the Photomask Business. As used in this Section 4.17, the "Y2K Problem" means a date-handling problem relating to the Year 2000 date change that would cause a computer system, software or equipment to fail to correctly perform, process, and handle date-related data for the dates within and between the twentieth and twenty-first centuries and all other centuries.

     4.18 Labor and Employment

     Except as set forth on Schedule 4.18, Seller does not have unfair labor practice charges or complaints pending or to the Seller's knowledge threatened against the Semiconductor Business Unit relating to the Photomask Business before the National Labor Relations Board or any equivalent foreign Governmental Entity. Seller has not at any time during the last three years had, nor to the knowledge of Seller is there now threatened, any walkout, strike, union activity, picketing, work stoppage, work slowdown or any other similar occurrence relating to the Photomask Business which Materially Adversely Affects or is reasonably likely to Materially Adversely Affect the Photomask Business, or any attempt to organize or represent the labor force of the Photomask Business. Seller has not had a plant closing or mass layoff relating to the Photomask Business, as such terms are defined in the Worker Adjustment and Retraining Notification Act, or if such has occurred, Seller has given all required notifications required in connection with such Plant Closing and/or Mass Layoff. All products manufactured by Seller (as it relates to the Photomask Business) are manufactured and distributed in all material respects in compliance with all foreign, federal, state and local laws regarding the use of labor, including, but not limited to, all laws regulating wages, hours, immigration and working conditions. Seller (as it relates to the Photomask Business) is in all material respects in compliance with applicable workers' compensation insurance laws. Seller (as it relates to the Photomask Business) has in all material respects complied with all laws, regulations and executive orders to which they are subject because of any agreement or contract with any foreign, federal or state Governmental Entity. Seller has taken no actions to encourage any employee of the Photomask Business to leave the Seller's employ before the Closing, or discourage any employee of the Photomask Business from accepting the offer of employment of Buyer.


                                    ARTICLE V

                     REPRESENTATIONS AND WARRANTIES OF BUYER

     As of the date hereof and as of the Closing, Buyer represents and warrants to Seller and agrees with Seller as follows:

     5.1 Organization and Related Matters

     Parent is a corporation duly incorporated, validly existing and in good standing under the laws of the State of California. Sub is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Florida. Buyer has all requisite corporate power and authority to execute, deliver and perform this Agreement, the Facility Lease Agreement, the Photomask Supply and Strategic Alliance Agreement, the Site Services Agreement and any other related agreements to which it is a party. On the Closing Date, Parent or Sub shall be duly qualified or licensed to do business as a foreign corporation in good standing in the State of Florida. Buyer has all necessary corporate power and authority to carry on its business as now being conducted.

     5.2 Authorization

     The execution, delivery and performance of this Agreement, the Facility Lease Agreement, the Photomask Supply and Strategic Alliance Agreement, the Site Services Agreement and other related agreements by Buyer has been duly and validly authorized by the Board of Directors of Buyer, respectively, and by all other necessary corporate action on the part of Buyer. This Agreement, the Facility Lease, the Photomask Supply and Strategic Alliance Agreement and any other related agreements to which Buyer is a party, shall, prior to or simultaneously with the Closing, be duly executed and delivered by Buyer and constitute the legally valid and binding obligations of Buyer, enforceable against Buyer in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws and equitable principles relating to or limiting creditors rights generally.

     5.3 Legal Proceedings

     There is no Order or Action pending, or, to the knowledge of Buyer, threatened, against or affecting Buyer or any of its respective properties or assets that individually or when aggregated with one or more other Orders or Actions has or if determined adversely might reasonably be expected to have a Material Adverse Effect on Buyer's ability to perform this Agreement or any other aspect of the transactions contemplated by this Agreement.

     5.4 No Conflicts

     The execution, delivery and performance of this Agreement, the Facility Lease Agreement, the Photomask Supply and Strategic Alliance Agreement, the Site Services Agreement and any related agreements by Buyer will not violate the provisions of, or constitute a breach or default whether upon lapse of time and/or the occurrence of any act or event or otherwise under (a) the charter documents or bylaws of Buyer, (b) any Law to which Buyer is subject or (c) any Contract to which Buyer is a party that is material to the financial condition, results of operations or conduct of the business of Buyer, provided that the appropriate regulatory approvals are received as contemplated by Section 8.1 and specified consents, if any, are secured.

     5.5 No Brokers or Finders

     No agent, broker, finder or investment or commercial banker, or other Person or firms engaged by or acting on behalf of Buyer or its Affiliates in connection with the negotiation, execution or performance of this Agreement or the transactions contemplated by this Agreement, is or shall be entitled to any broker's or finder's or similar fees or other commissions as a result of this Agreement or such transactions.

     5.6 Governmental Authorizations and Consents

     Except as set forth on Schedule 5.6, no consents, licenses, approvals, or authorizations of, or registrations or declarations with, any Governmental Authority, bureau, agency or commission, or any third party, are required to be obtained or made by Buyer in connection with the execution, delivery, performance, validity and enforceability of this Agreement, or the Facility Lease Agreement, the Photomask Supply and Strategic Alliance Agreement, the Site Services Agreement or any related agreements, other than (a) a filing with the Federal Trade Commission and the Department of Justice under the Hart Scott Rodino Act and (b) other consents, licenses, approvals, authorizations, registrations or declarations, where the failure to obtain such would not have a Material Adverse Effect on Buyer. Buyer is not currently engaged in, or contemplating, any business transaction that would be reasonably expected to hinder or delay the authorizations and consents referred to in this Section 5.6.

     5.7 Litigation

     As of the date of this Asset Purchase Agreement, no action, suit proceeding or governmental investigation is pending or to the knowledge of Buyer, threatened, against Buyer or its properties, at law or in equity or before any Governmental Authority that seeks to question, delay or prevent the consummation of the transactions contemplated hereby.

     5.8 Access

     Buyer has received and reviewed the Financial Statements and is acquainted with the Photomask Business. Buyer has had an opportunity to review the assets, books, records and contracts of the Photomask Business, and has been given the opportunity to meet with officers and other representatives of Seller's Semiconductor Business Unit for the purpose of investigating and obtaining information regarding the Photomask Business operations and its financial and legal affairs.

     5.9 Employee Records

     Buyer and Seller acknowledge that Buyer is entitled to inspect and copy the personnel and related employment files of any of the current employees, except for those employee records consisting of field folders, medical records and former employee actions brought against the Seller, of the Photomask Business who are offered employment by Buyer. Buyer acknowledges that some of this information is considered to be confidential under state and/or Federal law. Buyer agrees that it will keep all information obtained from Seller strictly confidential and that it will be maintained (and disclosed, if at all) in strict compliance with applicable state and Federal Laws.

     5.10 Financial Capacity

     Buyer has the financial capacity to consummate the transactions contemplated by this Agreement, the Facility Lease Agreement, the Photomask Supply and Strategic Alliance Agreement, the Site Services and related agreements. Buyer has heretofore provided to Seller an accurate written explanation of the means by which Buyer plans to finance the transactions contemplated by this Agreement.

                                   ARTICLE VI

                COVENANTS AND REPRESENTATIONS AND WARRANTIES WITH
                  RESPECT TO CONDUCT OF SELLER PRIOR TO CLOSING

     6.1 Access

     Prior to the Closing Date, upon reasonable notice from Buyer to Seller, Seller shall authorize and permit Buyer and its Representatives to have reasonable access during normal business hours, upon reasonable notice and in such manner as shall not unreasonably interfere with the conduct of their respective businesses, to the employees, Purchased Asset, the Real Property, and the books, records, operating instructions and procedures of Seller, so as to afford Buyer full opportunity to make such review, examination and investigation of the Photomask Business as Buyer determines are reasonably necessary in connection with the consummation of the transactions contemplated hereby. Buyer will be permitted to make extracts from or copies of such books, records and other documents of the Photomask Business as may be reasonably necessary in connection with and to discuss their respective business with such third Persons, including without limitations, their respective directors, officers, employees, accountants, suppliers, customers, and creditors as Buyer considers necessary or appropriate for the purposes of familiarizing itself with the Photomask Business, the Purchased Assets and the Assumed Liabilities, obtaining any necessary Approvals of or Permits for the transactions contemplated by this Agreement and conducting an evaluation of the organization and Photomask Business of Seller. The access provided by this Section 6.1 shall be subject to the obligations of confidentiality and return of information obligations set forth in Section 11.9 hereof.

     6.2 Material Adverse Changes

     From the date hereof to the earlier of the Closing Date or the Termination Date, Seller shall promptly notify Buyer of, and set forth in Schedule 4.2(c), any event of which Seller obtains knowledge which has had a Material Adverse Effect on the Photomask Business or any of the Purchased Assets or Assumed Liabilities or which if known as of the date hereof would have been required to be disclosed to Buyer.

     6.3 Conduct of Photomask Business

     Seller hereby agrees that, with respect to the Photomask Business, from the date hereof to the earlier of the Closing Date or the Termination Date, Seller shall not without the prior consent in writing of Buyer (such consent not to be unreasonably withheld or delayed):

     (a) conduct the Photomask Business except in the ordinary course; or

     (b) except as required by its terms, amend, terminate, renew/fail to renew or renegotiate any Material Contract or default (or take or omit to take any action that with or without the giving of notice or passage of time or both, would constitute a default) in any of its obligations under any Material Contract or any Lease or enter into any new Material Contract or any Lease to the extent such event is adverse to the interest of the Photomask Business; or

     (c) terminate, amend or fail to renew or preserve any Permits; or

     (d) incur or agree to incur any obligation or liability (absolute or contingent), except for normal and customary trade payables incurred in the ordinary course of business, that individually calls for payment by Seller of more than $50,000 in any specific case or $150,000 in the aggregate; or

     (e) except for normal scheduled salary increases as set forth on Schedule 6.3(e), grant any general or uniform increase in the rates or pay or benefits to employees of the Photomask Business (or a class thereof) or any increase in salary or benefits of any employee of the Photomask Business or agent of pay any bonus to any person, or enter into any new employment, collective bargaining or severance agreement, or hire any Person at an annual salary in excess of $50,000; or

     (f) sell, transfer, mortgage, encumber or otherwise dispose of any Purchased Assets (other than Inventory sold in the ordinary course of business and replacements of equipment in the ordinary course); or

     (g) make any capital expenditures or commitments on behalf of the Photomask Business aggregating more than $50,000; or

     (h) make any material investment, by purchase, contribution to capital, property transfer, or otherwise, on behalf of the Photomask Business in any other Person; or

     (i) dispose of or permitted to lapse any Intellectual Property related solely to the Photomask Business or any rights to its use; or

     (j) fail to maintain or repair any Purchased Asset in accordance with normal operating procedures and consistent with past practices of the Semiconductor Business Unit of Seller; or

     (k) quote for sale or enter into any sales transactions with any customer on terms inconsistent with past practice; or

     (l) enter into sales transactions with payment terms in excess of sixty
(60) days; or

     (m) agree to or make any commitment to take any action that is or would have been prohibited by this Section 6.3.

     6.4 Notification of Certain Matters

     From the date hereof to the earlier of the Closing Date or the Termination Date, Seller shall give prompt notice to Buyer, and Buyer shall give prompt notice to Seller, of (i) the occurrence, or failure to occur, of any event that would be likely to cause any of its representations or warranties, contained in this Agreement to be untrue or inaccurate in any material respect at any time from the date of this Agreement to the Closing Date and (ii) any failure on its part to comply with or satisfy, in any material respect, any covenant, condition or agreement to be complied with or satisfied by it under this Agreement.

     6.5 Permits and Approvals; Third Party Consents

     (a) From the date hereof to the earlier of the Closing Date and the Termination Date, Seller and Buyer each agree to cooperate and use their commercially reasonable efforts to obtain (and shall immediately prepare all registrations, filings and applications, requests and notices preliminary to obtaining all) Approvals and Permits that may be necessary or that may be reasonably requested by Buyer to consummate the transactions contemplated by this Agreement.

     (b) To the extent that the Approval of a third party with respect to any Assumed Contract is required in connection with the transactions contemplated by this Agreement, Seller shall use its commercially reasonable efforts to obtain such Approval, prior to the Closing Date and in the event that any such Approval is not obtained (but without limitation on Buyer's rights under Section 8.2), Seller shall cooperate with Buyer to ensure that Buyer obtains the benefits of each such Assumed Contract.

     6.6 Preservation of Photomask Business Prior to Closing Date

     During the period beginning on the date hereof and ending on the earlier of the Closing Date and the Termination Date, (a) Seller shall use their commercially reasonable efforts to preserve the Photomask Business and to preserve the goodwill of customers, suppliers and others having business relations with Seller relating to the Photomask Business and (b) Seller and Buyer shall consult with each other concerning, and Seller shall cooperate to keep available to Buyer, the services of the employees of Seller engaged in the Photomask Business. Nothing in this Section 6.6 shall obligate Buyer after the

Closing to retain or offer employment to any officer or employee of Seller except as provided in Section 7.4.

     6.7 Certain Filings

     From the date hereof until the earlier of the Closing Date and the Termination Date, Buyer and Seller shall make any and all filings required to be made on their respective parts or the part of Persons controlling such entities under the Hart-Scott-Rodino Act. Seller and Buyer shall furnish each other such necessary information and reasonable assistance as the other may request in connection with its preparation of necessary filings or submissions under the provisions of such laws. Seller and Buyer shall supply each other with copies of all correspondence, filings or communications, including file memoranda evidencing telephonic conferences, with representatives of any Governmental entity or member of its staff, with respect to the transactions contemplated by this Agreement and any related or contemplated or inconsistent transactions.

                                   ARTICLE VII

                         ADDITIONAL CONTINUING COVENANTS

     7.1 Noncompetition

     (a) Restrictions on Competitive Activities. Seller agrees that, after the Closing, Buyer shall be entitled to the Goodwill and going concern value of the Photomask Business and to protect and preserve the same to the maximum extent permitted by law. Seller also acknowledges that its management contribution to the Photomask Business have been uniquely valuable and involve proprietary information that would be competitively unfair to make available to any competitor of the Photomask Business. For these and other reasons and as an inducement to Buyer to enter into this Agreement, Seller agrees that for a period of five (5) years after the date hereof, Seller, its subsidiaries and any purchaser of the Harris Semiconductor Business Unit and its subsidiaries (excluding the other portfolio companies of Sterling Holding) shall not, directly or indirectly, for their own benefit or as agent for another, carry on or participate in the ownership, management or control of, or the financing of, or allow their name, reputation or knowledge to be used in or by any other present or future business enterprise that competes with buyer, or any subsidiary of buyer, in activities similar to the Photomask Business as of the Closing Date in the United States and Europe using technology generally available as of the Closing Date or derived from technology generally available as of the Closing Date for so long as Buyer or any person entitled to or acquiring ownership of the Goodwill of the Photomask Business or the Purchased Assets through Buyer conducts a like business therein.

     (b) Exceptions. Nothing contained herein shall preclude Seller from (i) owning an equity interest of five percent or less of any publicly traded company listed on a national stock exchange or on the Nasdaq national market system or
(ii) acquiring the capital stock or assets of any business that derives less than 10% of its consolidated revenues from an activity prohibited by Section 7.1(a) above, so long as the Seller makes a commercially reasonable effort to divest that portion of the acquired business that is engaged in said prohibited acts within 12 months following such acquisition.

     (c) Restrictions on Soliciting Employees by Seller. In addition, to protect Buyer against any efforts by Seller, its Subsidiaries or Affiliates to cause employees of the Photomask Business to terminate their employment, Seller agrees that for a period of three (3) years following the Closing Date, neither Seller, nor the Semiconductor Business unit of Seller shall directly or indirectly solicit for employment any employee of the Photomask Business to leave Buyer, or to accept any other employment or position. Nor shall Seller nor Seller's Semiconductor Business Unit permit any employee of Buyer to participate in Seller's job opportunity posting system.

     (d) Restrictions on Soliciting Employees by Buyer. In addition, to protect Seller and Seller's Semiconductor Business Unit against any efforts by Buyer, its Subsidiaries or Affiliates to cause employees of the Semiconductor Business Unit to terminate their employment, Buyer agrees that for a period of three (3) years following the Closing Date, Buyer, shall not directly or indirectly solicit for employment any employee of the Semiconductor Business Unit to leave Seller or Seller's Semiconductor Business Unit, or to accept any other employment or position with Buyer.

     (e) Special Remedies and Enforcement. Seller recognizes and agrees that a breach by Seller of any of the covenants set forth in this Section 7.1 could cause irreparable harm to Buyer, that Buyer's remedies at law in the event of such breach would be inadequate, and that, accordingly, in the event of such breach a restraining order or injunction or both may be issued against Seller, in addition to any other rights and remedies which are available to Buyer. If this Section 7.1 is more restrictive than permitted by the Laws of any jurisdiction in which Buyer seeks enforcement hereof, this Section 7.1 shall be limited to the extent required to permit enforcement under such Laws. In particular, the parties intend that the covenants contained in the preceding portions of this Section 7.1 shall be construed as a series of separate covenants, one for each county and city or other location in which Seller conducts business as of the Closing Date. Except for geographic coverage, each such separate covenant shall be deemed identical in terms. If, in any judicial proceeding, a court shall refuse to enforce any of the separate covenants deemed included in this paragraph, then such unenforceable covenant shall be deemed eliminated from these provisions for the purpose of those proceedings to the extent necessary to permit the remaining separate covenants to be enforced.

     7.2 Nondisclosure of Proprietary Data

     (a) After the Closing, subject to the limitations in Section 11.9 neither Seller nor any of its representatives shall, at any time, make use of, divulge or otherwise disclose, directly or indirectly, any trade secret or other proprietary data (including, but not limited to, any customer list, record or financial information) concerning the Photomask Business or the business or policies of Seller related to the Photomask Business that Seller or any representative of Seller may have learned as an owner or a shareholder, employee, officer or director of the Photomask Business. In addition, neither Seller nor any of its representatives shall make use of, divulge or otherwise disclose, directly or indirectly, to Persons other than Buyer, any confidential information concerning the conduct of the Photomask Business that may have been learned in any such capacity. This Section 7.2 shall not apply to any such information of the Photomask Business which becomes part of the public domain through no fault of Seller. Nor shall this Section 7.2 apply to any confidential information of Seller related to Seller's conducting its primary business of designing, developing, manufacturing, assembling, testing, selling, leasing, and disposing of semiconductor devices and integrated circuits.

     (b) After the Closing, subject to the limitations in Section 11.9 neither Buyer nor any of its representatives shall, at any time, make use of (other than in connection with the manufacture of photomasks on behalf of Seller and the Semiconductor Business Unit), divulge or otherwise disclose, directly or indirectly, any trade secret or other proprietary information of Seller or Seller's Product Mask Information that Buyer or any representative of Buyer may have learned as the purchaser or employee of the Photomask Business. In addition, neither Buyer nor any of its representatives shall make use of, divulge or otherwise disclose, directly or indirectly, to Persons other than Seller, any confidential information concerning Seller's semiconductor products that Buyer may learn in any capacity through the purchase of the Photomask Business. This Section 7.2 shall not apply to any such information which becomes part of the public domain through no fault of Buyer.

     7.3 Maintenance of Books and Records

     Each of Seller and Buyer shall preserve until the seventh anniversary of the Closing Date all records possessed by such party relating to the Purchased Assets, Assumed Liabilities or operations of the Photomask Business prior to the Closing Date. After the Closing Date, where there is a legitimate purpose, such party shall provide the other party with access, upon prior reasonable written request specifying the need therefor, during normal business hours, to (i) the relevant officers and employees of such party and (ii) the books of account and records of such party, but, in each case, only to the extent relating to the Purchased Assets, Assumed Liabilities and operations of the Photomask Business prior to the Closing Date, and the other party and its representatives shall have the right to make copies of such books and records; provided, however, that the foregoing right of access shall not be exercisable in such manner as to interfere unreasonably with the normal operations and business of such party; and further provided that, as to so much of such information as constitutes trade secrets or confidential business information of such party, the requesting party and its representatives will use due care to not disclose such information except (x) as required by Law, (y) with the prior consent of such party, which consent shall not be unreasonably withheld, or (z) where such information becomes available to the public generally, or becomes generally known to competitors of such party, through sources other than the requesting party and its representatives. Such records may nevertheless be destroyed by a party if such party sends the other party written notice of its intent to destroy records, specifying with particularity the contents of the records to be destroyed. Such records may then be destroyed after the 30th day following delivery of such notice unless the other party objects to the destruction, in which case the party seeking to destroy the records shall either agree to retain such records or deliver such records to the objecting party at the objecting party's expense.

     7.4 Employment Matters

     (a) Employees. Except as to individuals set forth on Schedule 7.4, as of the close of business on the Closing Date, Seller shall cease to employ, and Buyer shall offer employment to, all existing employees of the Photomask Business, excluding the employee on ninety (90) day general leave of absence due back on July, 9, 1999. The terms and conditions of the employment of the employees who accept employment with Buyer shall as of the Closing Date be substantially similar, in the aggregate, to the terms and conditions of their employment with Seller. Seller shall use its commercially reasonable efforts to assist Buyer in hiring such employees of the Photomask Business. Seller shall not take any action, directly or indirectly, to prevent or discourage any such employee of the Photomask Business from being employed by Buyer as of the Closing Date and shall not solicit, invite, induce or entice any such employee of the Photomask Business to remain in the employ of Seller or otherwise attempt to retain the services of any such employee, except with the prior written consent of Buyer. Seller agrees to consult with Buyer on all material oral or written communications or meetings primarily regarding future employment with such employees.

     (b) Proration of Employee Benefits. All obligations for compensation, wages, bonuses, vacation time, pay in lieu of vacation, leaves of absence, and similar employee benefits provided by Seller or the Photomask Business and due, earned or accrued in accordance with GAAP, prior to the Closing Date shall be paid by Seller either directly to the employees or to Buyer on behalf of the employees as set forth in Schedule 7.4(b). Seller shall reimburse its former employees of the Photomask Business the value of employee education reimbursements earned by any such employee enrolled in a qualified education class on the Closing Date, who completes said course work after the Closing Date in accordance with Seller's policy on educational reimbursements and the Buyer shall have no liability in connection therewith.

     (c) Severance Obligations. Seller shall be solely responsible for liabilities and obligations, if any, for severance pay owed to employees of the Photomask Business prior to the Closing, including, but not limited any such liabilities and obligations arising from the events described in the first sentence of Section 7.4(a) hereto. Buyer shall be solely responsible for any liabilities or obligations for severance pay for employees of the Photomask Business who become employees of Buyer. Buyer acknowledges that it has not informed Seller of any planned or contemplated decisions or actions by Buyer or one of its subsidiaries that would require service of notice under the WARN Act, Buyer agrees that neither it nor any of its subsidiaries will take any action which will cause the notice provisions of the WARN Act to become applicable to the transactions contemplated by this Agreement.

     (d) Buyer and its subsidiaries will credit employees of the Photomask Business who become employees of Buyer with service with Seller (and predecessors of Seller) for purposes of(i) vesting for and eligibility to participate a 401(k) plan, but not for benefit accruals; (ii) any waiting periods, eligibility or pre-existing condition limitations for employee welfare benefit plans (as defined in Section 3(1) of ERISA); and (iii) eligibility and benefit computations for vacation and flexible holiday; provided, however, that with respect to vacation and flexible holiday plans for the remainder of calendar year 1999 only, Buyer shall maintain vacation and flexible holiday plans equivalent to, and in lieu of, Seller's vacation and flexible holiday plans covering the employees of the Photomask Business immediately prior to the Closing Date (offset by vacation time and flexible holiday time used under Seller's vacation plans as of the Closing Date). Seller shall pay to employees of the Photomask Business immediately prior to the Closing any amount of flexible holiday pay credited to employees in excess of thirty-two (32) hours after offsetting any flexible holiday time previously used in calendar year 1999 as set forth on Schedule 7.4(b). Buyer shall credit said employees with any amounts paid prior to the Closing Date under any Welfare Plan that is a health plan toward the satisfaction of deductible amounts and copayment minimums under the Buyer's corresponding welfare benefit plans.

     (e) No Third Party Beneficiaries. Notwithstanding any possible inferences to the contrary, neither Seller nor Buyer intends for this Section 7.4 to create any rights or obligations except as between Seller and Buyer, and no past, present or future employees of Seller or Buyer shall be treated as third-party beneficiaries of this Section 7.4.

     7.5 Buyer's Rights in Intellectual Property

     (a) Assignment of Intellectual Property Rights.

          (i) Seller hereby assigns to the Buyer its entire ownership, right, title and interest in and to Business Technology.

          (ii) Seller hereby grants to Buyer (and each of its present or future wholly-owned subsidiaries for so long as they are subsidiaries) a royalty-free, non-exclusive, worldwide license to use the Technology under the Intellectual Property Rights in activities similar to activities undertaken by the Photomask Business as of the Closing Date in the locations in the United States and Europe. This license may not be sublicensed and may be assigned only to any person entitled to or acquiring ownership of the Goodwill of the Photomask Business or substantially all of the Purchased Assets through Buyer for the purpose of conducting a like business therein.

          (iii) Assignment of Software Type 1. Seller hereby assigns to Buyer all of its right, title and interest in and to the Software Type 1 identified on Schedule 7.5(a) (iii).

          (iv) License of Software Type 2. Seller hereby grants to Buyer a royalty-free, non-exclusive, worldwide license to use Software Type 2 identified on Schedule 7.5(a)(iv) in the Photomask Business as of the Closing Date.

     (b) Assignment of Software Licenses. To the extent assignable by Seller to Buyer, Seller hereby assigns all of its right, title, and interest in and to Software Licenses specific to the Photomask Business and listed on Schedule 7.5(b). To the extent any Software License listed on Schedule 7.5(b) is not assignable to Buyer, but is both specific to and used in the operation of the Photomask Business, Seller will use commercially reasonable efforts as requested by Buyer in writing to provide at Buyer's expense the economic benefit of such Software License Agreement to Buyer, and upon doing such, shall be deemed to have satisfied any and all obligations of Buyer regarding assignment or transfer of each such Software License Agreement.

     (c) Transfer of Tangible Software and Technology. Seller hereby tenders and Buyer hereby accepts delivery of all Technology and Software Licenses assigned to Seller under this Section 7.5

     7.6 Representations Regarding Software

     Seller represents that to the Seller's Knowledge:

     (a) Schedule 7.6(a) identifies all Software Licenses used in or on behalf of the Photomask Business on the Closing Date and during the five (5) calendar days prior thereto;

     (b) Schedule 7.5(a)(iii) identifies all Software Type 1 used in or on behalf of the Photomask Business on the Closing Date and during the five (5) calendar days prior thereto;

     (c) Schedule 7.5(a)(iv) identifies all Software Type 2 used in or on behalf of the Photomask Business on the Closing Date and during the five (5) calendar days prior thereto.

     If it is later determined after the Closing Date that any Software should have been, but was not, identified on any of the Schedules 7.6(a), 7.5(a)(iii) or 7.5(a)(iv), then as the sole remedy of Buyer to Seller's failure to identify such Software, Seller shall consent to assign or license and effect delivery of such Software in accord with the provisions of Section 7.5.

     7.7 Sales and Transfer Taxes; Other Fees

     To Seller's Knowledge pursuant to applicable Florida Department of Revenue regulations and interpretations thereof, no sales/use tax will be due on the sale of the machinery, equipment, supplies, or other tangible personal property (other than inventory) used in the Photomask Business, and none of the Assets consist of motor vehicles, aircraft, boats, mobile homes or salvage, surplus or obsolete property on which sales/use tax would be due. However, Buyer shall pay all real and personal property transfer taxes, if any, and all sales, use and other similar taxes that may be imposed as a result of Buyer's failure to supply a Resale Exemption Certificate, if any, imposed on or in connection with the purchase, sale or transfer of the Purchased Assets to, and the assumption of the Assumed Liabilities by, Buyer pursuant to this Agreement or on the use thereof by Buyer after the Closing Date. Buyer shall furnish Seller with a Resale Exemption Certificate for all inventory purchased from Seller. Buyer shall pay all fees incurred in connection with the transfer of the Purchased Assets and Assumed Contracts, including, but not limited to, any applicable fees which may be due in connection with the transfer of Seller's ETEC Systems.



                                  ARTICLE VIII

                             CONDITIONS OF PURCHASE

     8.1 General Conditions

     The obligations of the parties to effect the Closing shall be subject to the following conditions unless waived in writing by the parties to the
Agreement:

     (a) No Orders; Legal Proceedings. No Law or Order shall have been enacted, entered, issued, promulgated or enforced by any Governmental Entity, nor shall any Action have been instituted and remain pending or, to the knowledge of Seller or Buyer, have been threatened and remain so by any Governmental Entity at what would otherwise be the Closing Date, that prohibits or restricts or would (if successful) prohibit or restrict the transactions contemplated by this Agreement. No Governmental Entity shall have notified any party to this

Agreement that consummation of the transactions contemplated by this Agreement would constitute a violation of any Laws of any jurisdiction or that it intends to commence proceedings to restrain or prohibit such transactions or force divestiture or rescission, unless such Governmental Entity shall have withdrawn such notice and abandoned any such proceedings prior to the scheduled Closing, unless nationally recognized counsel known to have expertise as to such matters on behalf of the party against whom such action or proceeding was or would be instituted renders to the parties a favorable opinion that such action or proceeding is or would be without merit.

     (b) Approvals. To the extent required by applicable Law, all Permits and Approvals required to be obtained from any Governmental Entity, shall have been received or obtained on or prior to the Closing Date without the imposition of any burdens or conditions materially adverse to the party or parties entitled to the benefit thereof and any applicable waiting period under the Hart-Scott-Rodino Act shall have expired or been terminated.

     8.2 Conditions to Obligations of Buyer

     The obligations of Buyer to effect the Closing shall be subject to the following conditions except to the extent waived in writing by Buyer:

     (a) Representations and Warranties and Covenants of Seller. The representations and warranties of Seller herein contained shall be true in all material respects at the Closing Date with the same effect as though made at such time; Seller shall have performed all obligations and complied with all covenants and conditions required by this Agreement to be performed or complied with by Seller at or prior to the Closing Date.

     (b) No Material Adverse Change. There shall not have been any Material Adverse Change in or affecting the Photomask Business subsequent to April 2, 1999.

     (c) Opinions of Counsel. Buyer shall receive at the Closing from Howard E. Rothman, counsel to Seller, opinions dated the Closing Date, in form and substance substantially as set forth in Exhibit F.

     (d) Consents. Seller shall have obtained and provided to Buyer evidence of the receipt of all required Approvals and Permits listed on Schedule 4.6 and Buyer shall have obtained all Approvals and Permits required by Law or referred to in Section 5.2, each in form and substance reasonably satisfactory to Buyer.

     (e) Changes in Law. No Law or Order shall have been enacted, entered, issued, promulgated or enforced by any Governmental Entity, nor shall any Action have been instituted and remain pending or, to the best knowledge of Seller, have been threatened and remain so by any Governmental Entity at what would otherwise be the Closing Date which would not permit the Photomask Business as presently conducted to be continued by Buyer unimpaired following the Closing Date.

     (f) Employees. Buyer shall have determined to its satisfaction in its sole discretion that (i) each of the persons identified by Buyer on Schedule 8.2(f) hereto as key employees of the Photomask Business have agreed to become an employee of Buyer upon Closing, and (ii) a satisfactory number of other employees of the Photomask Business have agreed to become employees of Buyer upon Closing.

     (g) Facility Lease Agreement. Seller shall have executed and delivered to Buyer a Lease covering the facilities used in the operation of the Photomask Business (the "Facility Lease Agreement") substantially in the form attached hereto as Exhibit B.

     (h) Photomask Supply and Strategic Alliance Agreement. Seller shall have executed and delivered to Buyer a photomask product supply agreement (the "Photomask Supply and Strategic Alliance Agreement"), in form and substance substantially as set forth in Exhibit C.

     (i) Seller Certificate. An Officer of Seller shall execute a Certificate as of the Closing Date in form and substance substantially as set forth in Exhibit G.

     (j) Site Services Agreement. Seller shall have executed and delivered to Buyer a Site Services Agreement pursuant to which, during the term of the Facility Lease, Seller shall provide at a commercially reasonable price to Buyer electricity, cooling water, D.I. water, compressed air, and nitrogen, building, clean room and environmental chamber maintenance and repair services, security services, parking, administrative and management information systems services at its then current prices for such services (the "Site Services Agreement") at a commercially reasonable price. The Site Services Agreement shall be in form and substance substantially as set forth in Exhibit D.

     8.3 Conditions to Obligations of Seller

     The obligations of Seller to effect the Closing shall be subject to the following conditions, except to the extent waived in writing by Seller:

     (a) Representations and Warranties and Covenants of Buyer. The representations and warranties of Buyer herein contained shall be true in all material respects at the Closing Date with the same effect as though made at such time; Buyer shall have in all material respects performed all obligations and complied with all covenants and conditions required by this Agreement to be performed or complied with by it at or prior to the Closing Date, and Buyer shall have delivered to Seller certificates of Buyer in form and substance reasonably satisfactory to Seller, dated the Closing Date and signed by the chief executive officer of Buyer, to such effect.

     (b) Opinion of Counsel. Seller shall receive at the Closing from O'Melveny & Myers LLP, counsel to Buyer, opinions dated the Closing Date, in form and substance substantially as set forth in Exhibit H.

     (c) Facility Lease Agreement. Buyer shall have executed and delivered to Seller the Facility Lease Agreement, substantially in the form of Exhibit B.

     (d) Photomask Supply and Strategic Alliance Agreement. Buyer shall have executed and delivered to Seller the Photomask Supply and Strategic Alliance Agreement, substantially in the form of Exhibit C.

     (e) Site Services Agreement. Buyer shall have executed and delivered to Seller the Site Services Agreement, substantially in the form of Exhibit D.



                                   ARTICLE IX

                      TERMINATION OF OBLIGATIONS; SURVIVAL

     9.1 Termination of Agreement

     Anything herein to the contrary notwithstanding, this Agreement and the transactions contemplated by this Agreement shall terminate at the close of business on July 5, 1999 (the "Termination Date") unless extended by mutual consent in writing of Buyer and Seller and may otherwise be terminated at any time before the Closing as follows and in no other manner:

     (a) Mutual Consent. By mutual consent in writing of Buyer and Seller.

     (b) Conditions to Buyer's Performance Not Met. By Buyer upon written notice to Seller if any event occurs which would render impossible the satisfaction of one or more conditions to the obligations of Buyer to consummate the transactions contemplated by this Agreement as set forth in Section 8.1 or 8.2 and the Seller cannot or will not take action to cure the deficiency within thirty days of the event.

     (c) Conditions to Seller's Performance Not Met. By Seller upon written notice to Buyer if any event occurs which would render impossible the satisfaction of one or more conditions to the obligation of Seller to consummate the transactions contemplated by this Agreement as set forth in Section 8.1 or
8.3 and the Buyer cannot or will not take action to cure the deficiency within thirty days of the event.

     (d) Hart-Scott-Rodino. By Buyer if Buyer shall receive a request for further information under the Hart-Scott-Rodino Act with respect to its filing thereunder from either the FTC or Department of Justice (provided Buyer exercises its right to terminate this Agreement at any time prior to making a responsive filing to such request) by delivering written notice of such termination to Seller.

     (e) Material Breach. By Buyer or Seller if there has been a material misrepresentation or material breach on the part of the other party in its representations, warranties or covenants set forth herein; provided, however, that if such breach or misrepresentation is susceptible to cure, Seller or Buyer, as the case may be, shall have 10 business days after receipt of notice from the other party of its intention to terminate this Agreement pursuant to this Section 9.1(f) if such misrepresentation or breach continues in which to cure such breach or misrepresentation before the other party may so terminate this Agreement.

     9.2 Effect of Termination

     In the event that this Agreement shall he terminated pursuant to Section 9.1, all further obligations of the parties under this Agreement shall terminate without further liability of any party to another; provided, that, the obligations of the parties contained in Section 11.9 and Section 11 .12 shall survive any such termination. A termination under Section 9.1 shall not relieve any party of any liability for a breach of, or for any misrepresentation under this Agreement, or be deemed to constitute a waiver of any available remedy (including specific performance if available) for any such breach or misrepresentation.

     9.3 Survival of Representations and Warranties

     (a) The representations and warranties set forth in this Agreement shall survive the Closing Date and the consummation of the transactions contemplated hereby for a period of 18 months from the Closing Date; provided, however, that
(i) the representations and warranties set forth in Section 4.15 respecting environmental compliance and Seller's obligations set forth in Section 10.1(d),
(e), (f) and (g) shall survive until the expiration of the applicable statute of limitations, and (ii) the second and fourth sentences of Section 4.4(a) and the second sentence of Section 4.4(b) shall survive indefinitely. The rights to indemnification set forth in this Agreement based on the representations, warranties, covenants and obligations set forth herein shall not be affected by any investigation conducted with respect to, or any knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement or the Closing Date, with respect to the accuracy or inaccuracy of or compliance with, any such representation, warranty, covenant or obligation.

     (b) No claim for the recovery of indemnifiable damages based upon the inaccuracy of such representations and warranties may be asserted by a party after such representations and warranties have expired; provided, however, that claims first asserted in reasonable detail in writing to the other party within the applicable period shall not thereafter be barred.

     (c) This Section 9.3 shall not limit actions with respect to any covenant or agreement of the parties hereto which by its terms contemplates performance after the Closing Date, other than the indemnity obligations of the parties set forth in Article X, hereof.



                                    ARTICLE X

                                 INDEMNIFICATION

     10.1 Obligations of Seller

     During the time periods set forth in Section 9.3, the Seller, agrees to indemnify and hold harmless Buyer and its respective directors, officers, shareholders, employees, affiliates, agents and assigns (the "Buyer Parties") in respect of any and all claims, actions, suits or other proceedings and any and all Losses, incurred by, imposed on or borne by Buyer, directly or indirectly, as a result of, or based upon or arising from:

     (a) any inaccuracy in or breach or nonperformance of any of the representations, warranties, covenants or agreements made by Seller in this Agreement whether or not of a material nature; or

     (b) any other matter as to which Seller in other provisions of this Agreement has agreed to indemnify Buyer; or

     (c) any liability or obligation of Seller or any of their Affiliates related to Seller (including the Photomask Business) not expressly assumed by Buyer pursuant to Section 2.2(b) hereof; or

     (d) any claim by a current or former employee of Seller the facts upon which such claim is based occurred prior to the Closing Date, including but not limited to, claims alleging wrongful discharge, employment discrimination and wage and hour violations; or

     (e) the alleged or actual violation of any law, rule or regulation, prior to the Closing, by Seller, including, without limitation, any Environmental Law or any conditions existing at the Closing that constitutes a violation of Environmental Laws; or

     (f) the generation, use, transportation, treatment, storage, release or disposal, before the Closing, of Hazardous Substances by Seller at, on or under the real property currently or formerly used, owned or operated in connection with the operation of the business of Seller; or

     (g) the presence of Hazardous Substances or the existence of an Environmental Condition at the real property currently or formerly used, owned or operated in connection with the operation of the business of Seller which was present at such property or facility at any time on or prior to the Closing.

     Notwithstanding the foregoing, in no event shall the aggregate liability of Seller hereunder with respect to any Losses of the Buyer Parties exceed Five Million Dollars ($5,000,000), except with respect to Losses resulting from Seller's fraudulent actions or inactions, in which case the aggregate liability of Seller hereunder shall be without limit.

     10.2 Obligations of Buyer

     (a) General. During the time periods set forth in Section 9.3, Buyer agrees to indemnify and hold harmless, Seller and their respective directors, officers, shareholders, employees, affiliates, agents and assigns in respect of any and all claims, actions, suits or other proceedings, and any and all Losses incurred by, imposed on or borne by Seller, directly or indirectly, as a result of, or based upon or arising from, any inaccuracy in or breach or nonperformance of any of the Assumed Contracts, Assumed Liabilities and post-Closing obligations of the Photomask Business, the representations, warranties, covenants or agreements made by Buyer in or pursuant to this Agreement.

     (b) With Respect to Environmental Conditions. Buyer agrees to indemnify and hold Seller and its Subsidiaries and Affiliates harmless from and against and in respect of any of the following, including any damage, expense, loss, claims, incidental and consequential damages (including attorney and expert fees) and any such amounts related to, arising from or caused by the following:

          (i) All liabilities of any nature, whether accrued, absolute, contingent or otherwise, arising from or caused by any act or omission by Buyer after the Closing Date including the storage, use, manufacture, transportation, disposal, release, discharge or emission by Buyer of any Hazardous Substance while operating the Photomask Business; and

          (ii) the exposure to any Hazardous Substance after the Closing Date of any person engaged in activities on the Real Property, provided the presence of such Hazardous Substance is not the result of any act or omission of Seller or Seller's employees on, after or prior to the Closing Date;

          (iii) any disposal after the Closing Date into any landfill or other disposal facility of a Hazardous Substance by Buyer or by any person to whom Hazardous Substances have been directly or indirectly delivered in connection with the operation by Buyer of the Photomask Business.

     10.3 Procedure and Other Matters

     (a) Procedure. If a claim by a third party is made against an indemnified party (the "Indemnified Party"), and if such party intends to seek indemnity with respect thereto under this Agreement from the other party (the "Indemnifying Party"), the Indemnified Party shall promptly, but in any event, within ten (10) business days, notify the Indemnifying Party in writing of such claims setting forth such claims in reasonable detail. The failure to give such notice shall not relieve the Indemnifying Party of any liability hereunder except to the extent that the Indemnifying Party is actually prejudiced thereby. The Indemnifying Party shall have thirty (30) days after receipt of such notice to undertake, conduct and control, through counsel of its own choosing and at its own expense, the settlement or defense thereof (except in such instances where the settlement includes other than strictly the payment of money, in which case such settlement shall not be entered into without the written consent of the Indemnified Party, which consent shall not be unreasonably withheld or delayed). An Indemnifying Party's undertaking to conduct and control the settlement and defense of such a claim shall constitute an acknowledgement of such Indemnifying Party's obligation hereunder to indemnify the Indemnified Party against such claim. The Indemnified Party may participate in (but not control) such settlement or defense through counsel chosen by such Indemnified Party; provided, that, the fees and expenses of such counsel shall be borne by such Indemnified Party. If the Indemnifying Party does not notify the Indemnified Party in writing within thirty (30) days after the receipt of the Indemnified Party's notice of a claim of indemnity hereunder that it elects to undertake the defense thereof, the Indemnified Party shall have the right to contest, settle or compromise the claim but shall not thereby waive any right to indemnity therefor pursuant to this Agreement.

     (b) Other Matters. The provisions of this Article X are subject to the rights of any Indemnified Party's insurer which may be defending any such claim. If the Indemnifying Party makes any payment hereunder of a Loss, the Indemnifying Party shall be subrogated, to the extent of such payment, to the rights of the Indemnified Party against any insurer or third party with respect to such Loss. Nothing in this Section 10.3 shall be deemed to obligate any

Person to maintain any insurance or to pursue any claim against any insurer or third party.

     Notwithstanding anything to the contrary contained in this Agreement, (i) any indemnification owed under this Agreement shall be reduced by the amount of any reimbursement actually received by an Indemnified Party from any insurance carriers or from third parties; (ii) the amount of any payment to Buyer by Seller on account of indemnification for Losses relating to taxes shall be reduced or increased, as appropriate, by the amount of any corresponding federal, state, local, foreign or other income tax benefit or income tax cost actually received or paid by Buyer from payment of the liability upon which the claim for indemnification is based or from payment to Buyer of the amount of the indemnity payment.

     (c) Cooperation in Defending Claims. Each party to this Agreement shall cooperate in every reasonable way with the party or parties assuming responsibility for the defense and disposition of any claim of indemnity hereunder, including making available to the defending party reasonable access during normal business hours, upon reasonable notice and in such a manner as shall not unreasonably interfere with the conduct of the other party's business, all books, records, operating instructions and procedures, and other information as the defending party may from time to time reasonably request in order to defend such claim, including the right to make copies of such books, records and other documents and to discuss with such third Persons, including, without limitation, the directors, officers, employees, accountants, counsel, suppliers, customers and creditors, of the other parties, as the defending party considers necessary or appropriate for the purpose of defending such claim. The access provided by this Section 10.3(c) shall be subjection to the obligations of confidentiality and return of information obligations set forth in Section 11.9 hereof.

     10.4 Survival

     Subject to Section 9.3, this Article X shall survive any termination of this Agreement.

     10.5 Notice by Seller

     Seller agrees to notify Buyer of any liabilities, claims or misrepresentations, breaches or other matters covered by this Article X upon discovery or receipt of notice thereof (other than from Buyer), whether before or after Closing.

     10.6 Exclusive Remedy

     To the extent permitted by Law, the indemnity provisions of this Article X shall be the sole and exclusive remedy of the parties with respect to any breach of the representations and warranties contained in this Agreement that is asserted subsequent to Closing, provided that the foregoing shall not prohibit any party from seeking an injunction or any other equitable remedy in respect thereof.

     10.7 No Offsets

     Nothing herein shall be construed so as to permit either party to offset the amount of any unresolved claim which may arise under this Agreement from any payments due the other party under this Agreement.



                                   ARTICLE XI

                                     GENERAL

     11.1 Amendments; Waivers

     This Agreement and any schedule or exhibit attached hereto may be amended only by agreement in writing of the parties to the Agreement. No waiver of any provision nor consent to any exception to the terms of this Agreement or any agreement contemplated hereby shall be effective unless in writing and signed by the party to be bound and then only to the specific purpose, extent and instance so provided.

     11.2 Schedules; Exhibits; Integration

     Each Schedule and Exhibit delivered pursuant to the terms of this Agreement shall be in writing and shall constitute a part of this Agreement, although Schedules need not be attached to each copy of this Agreement. This Agreement, together with such Schedules and Exhibits, constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements and understandings of the parties in connection therewith, including, but not limited to, the letter of intent dated April, 20, 1999, between Buyer and Seller.

     11.3 Commercially Reasonable Efforts; Further Assurances

     (a) Commitment to Commercially Reasonable Efforts. Each party shall use its commercially reasonable efforts to cause all conditions to its and the other parties' obligations to be timely satisfied and to perform and fulfill all obligations on its part to be performed and fulfilled under this Agreement, to the end that the transactions contemplated by this Agreement shall be effected substantially in accordance with its terms as soon as reasonably practicable. The parties shall cooperate with each other in such actions and in securing requisite Approvals. Each party shall execute and deliver both before and after the Closing such further certificates, agreements and other documents and take such other actions, including obtaining third party consents, as the other party may reasonably request to consummate or implement the transactions contemplated hereby or to evidence such events or matters including the assignment of the Insurance Claims.

     (b) Limitation. As used in this Agreement, the term "commercially reasonable efforts" shall not mean efforts which require the performing party to do any act that is unreasonable under the circumstances or to expend any funds other than in payment of reasonable out-of-pocket expenses incurred in satisfying obligations hereunder, including but not limited to the fees, expenses and disbursements of its accountants, actuaries, counsel and other professional advisers.

     11.4 Governing Law; Choice of Forum; Consent to Personal Jurisdiction

     This Agreement and the legal relations between the parties shall be governed by and construed in accordance with the laws of the State of Florida except to the extent that certain matters are preempted by federal law or are governed by the law of the jurisdiction of organization/incorporation of the respective parties.

     11.5 No Assignment

     Neither this Agreement (nor related agreements pursuant to this Agreement) nor any rights or obligations under any of them are assignable, except that Buyer may assign its rights hereunder and under any related agreement entered into in connection herewith (including but not limited to its rights under Article X) to any wholly-owned subsidiary or Affiliate of Buyer or to any post-Closing purchaser(s) of all of the capital stock of Buyer or of substantially all of the Purchased Assets, and except that Seller may assign its rights hereunder and under any related agreement entered into in connection herewith (including but not limited to its rights under Article X) to any wholly-owned subsidiary or Affiliate of Seller or to any post-Closing purchaser(s) of substantially all of the Semiconductor Business Unit of the Seller.

     11.6 Headings

     The descriptive headings of the articles, sections and subsections of this Agreement are for convenience only and do not constitute a part of this Agreement.

     11.7 Counterparts

     This Agreement and any amendment hereto or any other agreement (or document) delivered pursuant hereto may be executed in one or more counterparts and by different parties in separate counterparts. All of such counterparts shall constitute one and the same agreement (or other document) and shall become effective (unless otherwise therein provided) when one or more counterparts have been signed by each party and delivered to the other party.

     11.8 Publicity and Reports

     Seller and Buyer shall coordinate all publicity relating to the transactions contemplated by this Agreement, and no party shall issue any press release, publicity statement or other public notice relating to this Agreement, or the transactions contemplated by this Agreement, without obtaining the prior consent of Seller and Buyer except to the extent that independent legal counsel to Seller or Buyer, as the case may be, shall advise the other party to the effect that a particular action is required by applicable Law. Buyer and Seller shall obtain the prior consent of the other party to the form and content of any application or report made to any Governmental Entity that relates or refers to this Agreement.

     11.9 Confidentiality

     All information disclosed in writing and designated in writing as confidential by any party (or its representatives) whether before or after the date hereof, in connection with the transactions contemplated by, or the discussions and negotiations preceding, this Agreement to any other party (or its representatives) shall be kept confidential by such other party and its representatives and shall not be used by any Persons other than as contemplated by this Agreement, except to the extent that such information (i) was known by the recipient when received and was not covered by any other obligation of confidentiality, whether contained elsewhere in this Agreement, or in a separate agreement, (ii) it is or hereafter becomes lawfully obtainable from other sources, (iii) is necessary or appropriate to disclose to a Governmental Entity having jurisdiction over the parties, (iv) as may otherwise be required by law or (v) to the extent such duty as to confidentiality is waived in writing by the other party. If this Agreement is terminated, each party shall use all reasonable efforts to return upon written request from the other party all documents (and reproductions thereof) received by it or its representatives from such other party (and, in the case of reproductions, all such reproductions made by the receiving party) that include information not within the exceptions contained in the first sentence of this Section 11.9, unless the recipients provide reasonable written assurances satisfactory to the requesting party that such documents have been destroyed and no originals or copies of such documents have been retained for any purpose. Upon consummation of the Closing, this
Section 11.9 shall not, however, limit Buyer's use of information provided to it in connection with the operation of the Photomask Business except with respect to Seller's Product Mask Information which may not be used in manufacturing Photomasks for third parties but may be used in manufacturing Photomasks for Seller and its Affiliates.

     11.10 Parties in Interest

     This Agreement shall be binding upon and inure to the benefit of each party, and nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement. Nothing in this Agreement is intended to relieve or discharge the obligation of any third person to, or to confer any right of subrogation or action over against, any party to this Agreement.

     11.11 Notices

     Any notice or other communication hereunder must be given in writing and either (a) delivered in person, (b) transmitted by telex, facsimile or telecommunications mechanism provided that any notice so given is also mailed as provided in clause (c), or (c) mailed by certified or registered mail, postage prepaid, as follows:

                  If to Buyer, addressed to:

                  Align-Rite International, Inc.
                  2428 Ontario Street
                  Burbank, CA 91504
                  Attention: James L. MacDonald
                             Chairman of the Board and Chief Executive Officer

                  With a copy to:

                  J. Jay Herron, Esq.
                  Robert L. Davis, Esq.
                  O'Melveny & Myers LLP
                  610 Newport Center Drive, Suite 1700
                  Newport Beach, California 92660
                  Fax: (949) 823-6994

                  If to Seller, addressed to:

                  Harris Corporation
                  Semiconductor Sector
                  Attention: Gregory L. Williams
                  2401 Palm Bay Road N.E.
                  Mail Stop 53-198
                  Palm Bay, FL 32905

                  With a copy to:

                  Harris Corporation
                  Richard L. Ballantyne
                  Vice President, General Counsel and Secretary
                  1025 W. NASA Boulevard
                  Melbourne, Fl 32919
                  Fax: (407)727-9222

or to such other address or to such other person as either party shall have last designated by such notice to the other party. Each such notice or other communication shall be effective (i) if given by telecommunication, when transmitted to the applicable number so specified in (or pursuant to) this
Section 11.11 and an appropriate confirmation is received, (ii) if given by certified mail, postage prepaid, return receipt requested, three days after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when actually delivered at such address.

     11.12 Expenses

     Except as provided in Section 2.3 hereof, each of Seller and Buyer shall pay its own expenses incident to the negotiation, preparation and performance of this Agreement and the transactions contemplated hereby, including but not limited to the fees, expenses and disbursements of its investment bankers, accountants and counsel and of securing third party consents and approvals required to be obtained by it except as otherwise expressly provided in this
Section 11.12. Seller agrees to pay one-half of Buyer's fees and expenses related to compliance with the Hart-Scott-Rodino Act, in an amount not to exceed $25,000, within thirty (30) days of the Closing Date.

     Buyer shall pay (i) any documentary transfer tax, real property transfer or gains tax, document recording fees and charges, and any income, franchise or revenue tax or excise tax (and any surtax thereon) due in connection with the consummation of the transactions contemplated by this Agreement.

     11.13 Remedies; Waiver

     Except to the extent this Section 11.13 is inconsistent with any other provision in this Agreement or applicable law, all rights and remedies existing under this Agreement and any related agreements or documents are cumulative to, and not exclusive of, any rights or remedies otherwise available under applicable Law. No failure on the part of any party to exercise or delay in exercising any right hereunder shall be deemed a waiver thereof, nor shall any single or partial exercise preclude any further or other exercise of such or any other right.

     11.14 Attorneys' Fees

     In the event of any Action for the breach of this Agreement or misrepresentation by any party, the prevailing party shall be entitled to reasonable attorneys' fees, costs and expenses incurred in such Action.

     Attorneys' fees incurred in enforcing any judgment in respect of this Agreement are recoverable as a separate item. The preceding sentence is intended to be severable from the other provisions of this Agreement and to survive any judgment and, to the maximum extent permitted by law, shall not be deemed merged into any such judgment.

     11.15 Knowledge Convention

     Whenever any statement herein or in any schedule, exhibit, certificate or other documents delivered to any party pursuant to this Agreement is made "to the knowledge of' or words of similar intent or effect of any party or its representative, such statement shall refer to the knowledge of such Person, and such Person shall make such statement only after conducting a reasonable inquiry concerning the subject matter thereof, and each statement shall be deemed to include a representation that such investigation has been conducted; provided, however, that with respect to Seller, such phrases shall mean the knowledge of Tim Muth, Suzanne Jones, Jay Duncombe, Howard Rothman, Charles Burns and Holly Carothers.

     11.16 Representation By Counsel and Other Advisors; Interpretation

     Seller and Buyer each acknowledge that each party to this Agreement has been represented by counsel, financial, technical or other experts it deems necessary or desirable before entering into this Agreement. and the transactions contemplated by this Agreement. Each party represents and warrants that it has read, knows, understands and agrees with the terms and conditions of the Agreement. Neither party has relied upon any oral representation of the other party in entering this Agreement. All discussions, estimates or projections developed by a party during the course of negotiating the terms and conditions of this Agreement are by way of illustration only, and are not binding or enforceable against the other party in law or in equity. The provisions of this Agreement shall be interpreted in a reasonable manner to effect the intent of Buyer and Seller.

     11.17 Specific Performance

     Seller and Buyer each acknowledge that, in view of the uniqueness of the Photomask Business and the transactions contemplated by this Agreement, the other party would not have an adequate remedy at law for money damages in the event that this Agreement has not been performed in accordance with its terms. Each party therefore agrees that the other party shall be entitled to specific enforcement of the terms hereof in addition to any other remedy to which it may be entitled, at law or in equity.

     11.18 Severability

     If any provision of this Agreement is determined to be invalid, illegal or unenforceable by any Governmental Entity, the remaining provisions of this Agreement shall remain in full force and effect provided that the economic and legal substance of the transactions contemplated is not affected in any manner materially adverse to any party. In the event of any such determination, the parties agree to negotiate in good faith to modify this Agreement to fulfill as closely as possible the original intents and purposes hereof. To the extent permitted by Law, the parties hereby to the same extent waive any provision of Law that renders any provision hereof prohibited or unenforceable in any respect.

     11.19 Dispute Resolution and Arbitration

     In the event that any dispute arises among the parties pertaining to the subject matter of this Agreement, and the parties, through the Buyer's senior management and the Seller's senior management, are unable to resolve such dispute within a reasonable time through negotiations and mediation efforts by senior executives of both parties, such dispute shall be resolved as set forth in this Section 11.19

     (a) The procedures of this Section 11.19 may be initiated by a written notice ("Dispute Notice") given by one party ("Claimant") to the other, but not before 30 days have passed during which the parties have been unable to reach a resolution as described above. The Dispute Notice shall be accompanied by (i) a statement of the Claimant describing the dispute in reasonable detail and (ii) documentation, if any, supporting the Claimant's position on the dispute. Within twenty (20) days after the other party's ("Respondent") receipt of the Dispute Notice and accompanying materials, the parties shall submit the dispute to mediation in the Orlando, Florida area under the rules of the American Arbitration Association. All negotiations and mediation procedures pursuant to this paragraph (a) shall be confidential and treated as compromise and settlement negotiations and shall not be admissible in any arbitration or other proceeding.

     (b) If the dispute is not resolved as provided in paragraph (a) within sixty (60) days after the Respondent's receipt of the Dispute Notice, the dispute shall be resolved by binding arbitration. Within the sixty-day period referred to in the immediately preceding sentence, the parties shall agree on a single arbitrator to resolve the dispute. If the parties fail to agree on the designation of an arbitrator within said sixty-day period, the American Arbitration Association in the Orlando, Florida area shall be requested to designate the single arbitrator. If the arbitrator becomes disabled, resigns or is otherwise unable to discharge the arbitrator's duties, the arbitrator's successor shall be appointed in the same manner as the arbitrator was appointed.

     (c) Except as otherwise provided in this Section 11.19, the arbitration shall be conducted in accordance with the Commercial Rules of the American Arbitration Association, which shall be governed by the United States Arbitration Act.

     (d) Any resolution reached through mediation and any award arising out of arbitration (i) shall be binding and conclusive upon the parties; (ii) shall be limited to a holding for or against a party, and affording such monetary remedy as is deemed equitable, just and within the scope of this Agreement; (iii) may not include special, incidental, consequential or punitive damages; (iv) may in appropriate circumstances include injunctive relief; and (v) may be entered in court in accordance with the United States Arbitration Act.

     (d) Arbitration shall not be deemed a waiver of any right of termination under this Agreement, and the arbitrator is not empowered to act or make any award other than based solely on the rights and obligations of the parties prior to termination in accordance with this Agreement.

     (f) The arbitrator may not limit, expand or otherwise modify the terms of this Agreement.

     (g) The laws of the State of Florida shall apply to any mediation, arbitration, or litigation arising under this Agreement.

     (h) Each party shall bear its own expenses incurred in any mediation, arbitration or litigation, but any expenses related to the compensation and the costs of any mediator or arbitrator shall be borne equally by the parties to the dispute.

     (i) A request by a party to a court for interim measures necessary to preserve a party's rights and remedies for resolution pursuant to this Section
11.19 shall not be deemed a waiver of the obligation to mediate or of the agreement to arbitrate.

     (j) The parties, their representatives, other participants and the mediator or arbitrator shall hold the existence, content and result of mediation or arbitration in confidence.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer as of the day and year first above written.

                                 ALIGN-RITE INTERNATIONAL, INC.,
                                 a California corporation


                                 By: /s/ James MacDonald
                                     -------------------------
                                     James MacDonald
                                     Chairman of the Board and
                                     Chief Executive Officer


                                 ALIGN-RITE, INC.,
                                 a Florida corporation


                                 By: /s/ James MacDonald
                                     -------------------------
                                     James MacDonald
                                     Chairman of the Board



                                 HARRIS CORPORATION,
                                 a Delaware corporation

                                 By: /s/ W.R. Morcom
                                     -------------------------
                                     W.R. Morcom
                                     Vice President-General Manager Operations

    SCHEDULE 2.1(a)(i) Fixed Assets, Equipment, Machinery, Tools and Computer
                  Hardware being purchased by Buyer (continued)


                             FIXED ASSETS P11 FY'99
                      BUILDING 60 - SORTED BY ASSET NUMBER

-----------------------------------------------------------------------------------------------
BLDG.           ASSET                   DIV          DEPT              ASSET DESCRIPTION
                NUMBER
-----------------------------------------------------------------------------------------------
60              792031B                 OR           9460              STEAM HUMIDIFIER ORF
60              900111A                 OR           7150              APPLE LASERWRITER
60              908790F                 OR           7140              ETHERNET
60              913351B                 OR           7120              SOFTWARE, DBCS, CALMA
60              913489A                 OR           7140              CHAMBER. GCA. PBS
60              913489B                 OR           7140              INSTALL, CHAMBER, GC
60              913636B                 OR           7120              NIKON MEASURING INST
60              914496A                 OR           7120              HOTTANK, CORNING, VC
60              914536A                 OR           7120              REPAIR, QUANTRONICS I
60              914936A                 OR           7140              PROCESSOR, APT, 9155
60              915393A                 OR           7120              GRINDER, BUEHLER, LXUT
60              916177A                 OR           7120              INSPECT, HORIBA, P1000
60              916177B                 OR           7120              FREIGHT
60              916259A                 OR           7120              CHAMBER, HORIBA
60              916400A                 OR           7120              MOTORIZED IMAGE ROTA
60              916400B                 OR           7120              UPG FOR MEASURE UNIT
60              920918A                 OR           7120              MICRO LASER PARTICLE
60              930187A                 OR           7140              CD, OSI, VIDEO
60              930187B                 OR           7140              RETROFIT KIT, OSI CC
60              940719A                 OR           7120              ISOLATION, BARRY, 219E
60              940758A                 OR           7120              CONTACT PRINTER
60              941637A                 OR           7120              INSPECT, KLA, 219E
60              941637B                 OR           7120              UPG TO RIA II
60              941637C                 OR           7120              7 X 7 MASK HOLDER
60              942964A                 OR           7120              PHOTOMASK CLEANER W/
60              952025A                 OR           7120              QC MASK INSPECT SYST
60              952301A                 OR           7120              PELLICLE MOUNTER
60              952981A                 OR           7120              NIKON 5i LASER MEASU
60              955104A                 OR           7140              TEKSCOPE
60              G10320078               OR           7140              MEBES, ETEC, M78
60              G1030078A               OR           7140              REFURBISHED M78
60              G1030078C               OR           7140              MEBES IV E-BEAM UPG
60              G10336548               OR           7140              MEBES, ETEC, M67
60              G1033654A               OR           7140              ETHERNET
60              G10336572               OR           7150              AMPLIFIER SYSTEM
60              G10336580               OR           7140              AMPLIFIER, ROGERS, N
60              G10336603               OR           7120              COMPARATOR, NIKON 2
60              G10336637               OR           7120              INSPECT, KLA, 101
-----------------------------------------------------------------------------------------------

    SCHEDULE 2.1(a)(i) Fixed Assets, Equipment, Machinery, Tools and Computer
                  Hardware being purchased by Buyer (continued)

-----------------------------------------------------------------------------------------------
BLDG.           ASSET                   DIV          DEPT              ASSET DESCRIPTION
                NUMBER
-----------------------------------------------------------------------------------------------
60              G10336679               OR           7140              PROCESSOR, APT, 915
60              G10336653               OR           7120              CHAMBER
60              G10336661               OR           7140              PROCESSOR, APT, 915
60              G1354467A               OR           7130              PRINTER, TAMARACK, 1
60              G1354558A               OR           7130              PRINTER, TAMARACK, 1
60              G1354777A               OR           7130              TITLER, TAMARACK, CP
60              G13354813A              OR           7130              PROCESSOR, APT, 914-
60              G1354975A               OR           7130              PROCESSOR, APT, 914
60              G1355180A               OR           7130              STEPPER, GCA, 3696
60              G1355182A               OR           7140              PROCESSOR, APT, 914-
60              G1355238A               OR           7120              REPAIR, QUANTRONICS, I
60              G1355239A               OR           7120              INSPECT, KLA, 201
60              G1355239B               OR           7120              HOLDER, KLA, 5X5X0.0
60              G1355261A               OR           7120              CD, LEITZ, MPVCD#1
60              G1355366A               OR           7140              PLOTTER, VERDATEC, M
60              G1355435A               OR           7120              INSP.REP, KLA/QUANT
60              G1355435B               OR           7120              PAY, FINAL, DRSII/22
60              G1355435C               OR           7120              KLA 204 CONVERSION K
60              G1355435D               OR           7120              UPGRADE TO DRS-II
60              G1355465A               OR           7120              COMPUTER, IBM
60              G1355549A               OR           7120              CD, LETIZ, MPVCD#2
60              G1355605A               OR           7130              SCOPE, B&L STEREO
60              G1355606A               OR           7130              SCOPE, B&L, STEREO
60              G1355615A               OR           7140              SURFSCAN
60              G1355618A               OR           7120              CD, LEITZ, MPVCD#3
60              G1355668A               OR           7150              COMPUTER, TANDY, 200
60              G1355669A               OR           7120              COMPUTER, TANDY, 300
60              G1355690                OR           7120              INSPECT, KLA, 101
60              G1610325A               OR           7130              CLEANER, UT, 603
60              G1610326A               OR           7120              CLEANER, UT 603
60              G1610327A               OR           7120              CLEANER, UT 603
60              G1900053A               OR           7140              SCOPE, LEITZ, ERGOLUX
60              G1900074A               OR           7140              COMPRESSOR, CHAMP #3
60              G1900075A               OR           7140              COMPRESSOR, CHAMP #4?
60              G1900076A               OR           7140              COMPRESSOR, CHAMP #1
60              G190077A                OR           7140              COMPRESSOR, CHAMP #2
60              G1900079A               OR           7140              N2 CABINET, OHIO, ET
-----------------------------------------------------------------------------------------------

    SCHEDULE 2.1(a)(i) Fixed Assets, Equipment, Machinery, Tools and Computer
                  Hardware being purchased by Buyer (continued)


-----------------------------------------------------------------------------------------------
AR-              Asset         Bldg.     Div.     Dept.    Description
Tag
-----------------------------------------------------------------------------------------------
79              No Tag           60       OR       7150    PT/HP 9-track tape/on Mask
80              No Tag           60       OR       7150    Disk Drive tower/on Mask
81                               60                        CONTROL, ROBERTSHAW
103             910205A          60       OR       7120    WETDECK, 4'
104             906340A          60       OR       7130    WETDECK 5'
105            G10314794         60                        INSPECT, KLA201, 106
106             903698A          60       OR       5450    PRINTER, KLA, 70
107             920086           60                        TERMINAL, VT330
108                              60                        HCM 100D, PMN9193
112             913496A          60       OR       7120    CAMERA, NIKON, 21
114             012101           60                        MICROSCOPE, M&M
115             911499A          60       OR       7140    SCOPE, LEITZ, SMLUX
121             906344A          60       OR       7130    WETDECK, 6'
121             906343A          60       OR       7130    WETDECK, 6'
126            9114325A          60       OR       7120    ISOLATION, BARRY, KLA, 69
127            SOM900110         60                        PRINTER, KLA, 70
128             905979           60                        PRINTER, DECWRITER II
131             906342A          60       OR       7140    WETDECK, 4'
132             906341A          60       OR       7140    WETDECK, 4'
135             916455           60                        CD, OS12
136             907731A          60       OR       7140    PLASMA, LFE
136             907738A          60       OR       7140    PUMP, LFE, PLASMA
137             914183           60                        CD, OS13
138                              60                        TABLE, KINETIC
143             954255           60                        PROCESSOR, HME
145             905900A          60       OR       7130    PROCESSOR, APT, 914, ET ETCH
148             012468           60                        OVEN BLUE M
150             906338           60                        WETDECK, 4'
153            G10247040         60                        PRINTER, TAMARCK, 5"
154            SOM900014         60                        CLEANER, UT, 603
155             913401A          60       OR       7120    METER OAI EXPOSURE
158             909101B          60       OR       7120    MASK HOLDER, KLA, 100
158             909101A          60       OR       7120    INSPECT, KLA, 100
162                              60       OR       7120    MEBES LOADER - M78
164            G10269195         60                        TITLER, TAMARACK, 153
167             914970           60                        CLEANER, UT, 2066
168             913179           60                        OVEN, BLUE M
169           G619932430         60                        COMPARATOR, NIKON, CM6
170             906339A          60       OR       7130    WETDECK, 4'
171             012463           60                        INSPECT, CODE A, 012565


    SCHEDULE 2.1(a)(i) Fixed Assets, Equipment, Machinery, Tools and Computer
                  Hardware being purchased by Buyer (continued)

                         MECHANICAL AND ELECTRICAL ROOM

Compressed Air Dryer (2)
Piping
Central Chiller (L96)
Central Chiller (L92)
Emergency Chiller
Chilled Water Pump (2)
Refrigerant Monitor
Steam Humidifier (AHU 1, 2, 3, 4)
Boiler-Steam Air Handlers (1, 2, 3, 4, 5)
Air Handlers (6, 7)
Chillers Controls (CSI)
Vacuum Pump
DI Wafer Pumpsl Filters
ExideSys. 150
Installation Charges
Electrical Upgrade (1991)
MCC Model 5 Control
Elec. Switch Gears
Basic Lite Fixtures
                               VAX HARDWARE ASSETS


Harris Alias                               Model/Device
------------                               --------------

Vmsy2K                                     VAX 4000-700 (128m of memory)
Chetah                                     Alpha Server 2100
Mask                                       Microvax 3800
Tiger I Felix                              Microvax 3100
Jaguar                                     VAXstation 3100
Cougar/Lynx                                VAXstation 4000-60
Lion/Puma                                  DECstation 3000-60
HSSDEV                                     AU 4/52 DLT Tape Silo
HSSDEV                                     P228 2.L GB SCSI Disk
HSSDEV                                     RZ29 4.3 GB SCSI Disk
HSSDEV                                     BA350-JA SCSI Storage Shelf
HSSDEV                                     TKZO9-VA (8mm Tape Drive)

    SCHEDULE 2.1(a)(i) Fixed Assets, Equipment, Machinery, Tools and Computer
                 Hardware being purchased by Buyer - (continued)


                 Telecommunications Equipment, Personal Computer
                              and Related Equipment

Customer Service (Bldg. 56)

HP Design Jet 455A Plotter
Cougar 4000-60/Cougar
VAX 4000 CPU Upgrade
TAPE, DEC, on Cougar
VAX 3000 Puma/sn AB43800GCC
ULTRA 30/Wildfire
8505XL EXABYTE/on Wildfire
SUN SPARC 2/Starfire
VAX 3000/Lion/sn AB43800GWG
Plain Paper Fax
HP LaserJet Printer I Wildfire
Dell Optiplex/Cust. Data PC
Compaq DP SB/Ed Mills
Compaq Deskpro/Sue Umberger
Compaq DP 4000/Robert Quigley
Compaq DP 575/Debbie Fleming
Compaq Deskpro/Shiela Tyre
Compuadd 486/Lydia Guthridge
Compaq P166 I Andra Nathanson
Compaq DP 575/Luis Pinto
Compaq 575/Phung Luu
Compaq DP4000/Dave Moffett
Portege6SOCT Laptop/J Milispaugh
HP LaserJet ifi/J Millspaugh
Compaq DP5 100/C Romano
HP LaserJet II Printer/C Romano
Compaq 266/Steve Suhling


Maintenance

Terminal, Dec, VT340/J Carter
Camera, 3M, Microfiche
CPQ Deskpro 2000/Pat Kervin
HP LaserJet 4si/Old Starfire Printer
Compaq DP/J Maciejewski
Compaq DP 4000/Scott Gallagher
Compaq 575/Pat Schappert
Compaq DP SB/Walt Rauch

    SCHEDULE 2.1(a)(i) Fixed Assets, Equipment, Machinery, Tools and Computer
                  Hardware being purchased by Buyer - (continued)

                 Telecommunications Equipment, Personal Computer
                        and Related Equipment - continued

Telecommunications (Bldg. 56)

Fastiron -24 Ports
Chassis, Base T Conc
10 Base T Chassis
28115E 100M Stackable
Xyplex Server Chassi
10Baset Monitor Card
2115R 16 Port 100 BA
Base T Connector
3000 T Connector
3000 T Concentrator


Telecom & Computers - Building 60

Dell P75/Bonnie Mitchell
Compaq DPSB/N Miller
Gateway 2000/Beth Morey
Lexmark Printer/B & Ship
Compaq DPSB/Bob Quinn
CPQ Deskpro 2000/F Trimboli
Compaq Prolinea 486 I MEBES
Compaq/Robert Shaw Sys
Compaq 286 I Particle Monitor
Add-on Costs/Particle Monitor
Compaq 486/Tom Thum box
CPQ 5166MMXJ/Bill & Ship
Compaq 386/R Manion/home
Compaq DP2000/Rick M
Compaq 5133 MMX/Robe
Lanier Fax 3800
Chassis, Base T Conc
Max 4500T Server
Vax Station Adapter
Terminal, VT240
Dell P75/Liz Helms
Compaq DP 575/Doug Quinn
Compaq DP/Charlie Burns
Compaq 386 I MEBES
Compaq DP I Supervisors' PC
Compaq MT 466 I Bay 2
HP LaserJet 4Plus/Prd Control
Compaq 433/Billie Hogan

             SCHEDULE 2.1(a)(ii) Cleanroom Fixtures and Improvements
                            being purchased by Buyer


Recirc. CHW/CW Pumps (11)
Air Handling Unit 08 & 09
Air Handling Unit 10 & 11
Air Handling Unit 12, 13, 14 & 15 (Pace)
HVAC Upgrade
Hood Duct Filter System
Processing Piping System
DDC System Progrss
EPE Power Block 3OKVA
Clean Room Flooring
Doors I Walls/Ceiling
Particle Meas. System (Less Facility View Software)
Under Raised Floor Fire Alarm (Vesda)

  SCHEDULE 2.1(a)(iii) Fixtures and Improvements attached to the Real Property being purchased by Buyer


Cooling Tower
Cooling Tower Pumps (2)
Cooling Tower Base
Chiller Plant Upgrades (1997)
Scrubber/Exhaust System
Generator/Fuel System

    SCHEDULE 2.1(a)(iv) Inventory and Raw Materials being purchased by Buyer


Item                                                          Est. Value
Raw Material - Photomask Blanks & Pellicles                   $226,000
Work-in-Progress (WIP)                                        $15,000
Finished Goods
Chemicals $14,000
Mask Boxes                                                    $25,000
Equipment Spare Parts (see list below)                        $103,000

On-site Equipment Maintenance Spares

New parts:

QC Optics
------------------------------------------------------------------
Microscope Div. Bd.                                      $1,600.00
------------------------------------------------------------------
DMABD                                                    $  825.00
L/OBd.A                                                  $1,150.00
Analog Bd.                                               $4,250.00
Sensor, Hammatsu                                         $  880.00
PMT Tube                                                 $  550.00
Motor 22N                                                $  300.00
Motor M1616C                                             $  340.00
Laser, Pellicle                                          $  580.00
Misc. Parts                                              $1,600.00

Ultra-Tech Plate Cleaner
Pump, High Pressure                                      $2,000.00

Robert-Shaw System
DCM-UC                                                   $2,700.00
DCM-GPC                                                  $2,640.00
MSC-AC                                                   $  550.00
MSC-PO                                                   $  286.00
MSC-P1504                                                $  450.00
DMSA-848                                                 $  650.00
DMSA-849                                                 $  610.00
DMSA-850                                                 $  400.00
MSC-U1000                                                $1,770.00
DCM-1OC                                                  $3,200.00
Misc. Parts                                              $1,400.00

    SCHEDULE 2.1(a)(iv) Inventory and Raw Materials being purchased by Buyer
                                  (continued)


On-site Equipment Maintenance Spares - continued
-----------------------------------------------------------------------------
Used Parts
-----------------------------------------------------------------------------
QC Optics
Laser, Argon                                                        $9,350.00
Laser Power Sup.                                                    $3,375.00

Ultra-Tech Plate Cleaner
Pump, High Pressure                                                 $1,500.00
Misc. Parts                                                         $4,000.00

-----------------------------------------------------------------------------
MEBES
-----------------------------------------------------------------------------
H-P 8V Power Sup.                                                   $1,200.00
M-III
EBC                                                                 $81200.00
M-III
Vacuum System Cntrl                                                 $1,100.00
M-III
Stage Cntrl Interface                                               $1,200.00
M-III Electron Source Cntrl                                         $1,400.00
CVI Cryo-pump                                                       $6,000.00
M-III Column Electronic P.S.                                        $1,100.00
V-80 Plotter (2)                                                    $2,600.00
LaB6 Gun                                                            $4,200.00
Misc. Parts                                                         $8,900.00

KLA 100
Printer Circuit Bds.                                                $3,200.00

DRS-I & II
Misc. parts                                                         $5,000.00

APT Processor
Misc. parts                                                         $5,000.00

    SCHEDULE 2.1(a)(iv) Inventory and Raw Materials being purchased by Buyer
                                  (continued)


On-site Equipment Maintenance Spares - continued
-----------------------------------------------------------------------------
Tamarack Printer
-----------------------------------------------------------------------------
Misc. Parts                                                         $2,000.00

OSI/MPV Measuring Systems
Misc. Parts                                                         $2,500.00

-----------------------------------------------------------------------------
Nitrogen Booster System
-----------------------------------------------------------------------------
Haskel Pump (4)                                                     $2,600.00
TOTAL                                                             $103,156.00

                      SCHEDULE 2.1(a)(v) Assumed Contracts

------------------------------------------------------------------------------------------------------------------------------------
                                                     Order        Order      Order         Part
 Div     Dept     Charge            Vendor           Date         Number     Status       Number                Description
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    MICROLITHOGRAPHY        9/4/97        230799       O     710627-999999    PELLICLE, ENGINEERING
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    MICROLITHOGRAPHY        9/4/97        230801       O     710627-999999    PELLICLE, ENGINEERING
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    INKO INDUSTRIAL         7/10/98       238430       O     710627-0103      PELLICLE, ASM
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     C10055    FISHER SCIENTIFIC CO.   7/14/98       238564       O     210549           DEVELOPER, AC-12350-2500
                                                                                                      (250 ML)
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510055    FISHER SCIENT           7/14/98       238564       O     2104\549         DEVELOPER, AC-12350-2500
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     C10055    FISCHER SCIENTIFIC CO.  7/14/98       238565       O     210548           DEVELOPER, AC149660025
                                                                                                      (.25 LI.)
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510055    FISCHER SCIENT          7/14/98       238565       O     210548           DEVELOPER, AC149660025
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    DUPONT PHOTOMASKS INC   7/24/98       238687       O     710627-999999    PELLICLE, ENGINEERING
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    DUPONT PHOTOMASKS INC   7/24/98       238688       O     710627-999999    PELLICLE, ENGINEERING
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    INKO INDUSTRIAL        10/21/98       240438       O     710627-0106      ASM17P-113-1015-H
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    HOYA CORPORATION USA    11/3/98       240644       O     710538-31603     5*5 .090-2UM-EHQ-AR-PBS-U
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    HOYA CORPORATION USA    11/2/98       240645       O     710538-61603     6*6 .250-2UM-EHQ-AR-PBS-U
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    MICROLITHOGRAPHY INC   11/23/98       241105       O     710627-0503      PELLICLE, PE
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    INKO INDUSTRIAL        11/23/98       241106       O     710627-0602      PELLICLE, UT
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------
 Original     Invoiced      Dollars
 Dollars       Dollars     Available
------------------------------------
  $8,000       $2,400        $5,600
------------------------------------
  $8,000       $2,400        $5,600
------------------------------------
$250,000     $175,625       $74,375
------------------------------------
 $26,569      $19,587        $6,982

------------------------------------
 $26,569      $19,587        $6,982
------------------------------------
 $53,059      $39,640       $13,419

------------------------------------
 $53,060       $39,40       $13,420
------------------------------------
 $54,000      $15,525       $38,475
------------------------------------
 $54,000      $15,525       $38,475
------------------------------------
$112,000      $35,455       $76,545
------------------------------------
$424,000     $182,850      $241,150
------------------------------------
$727,650     $417,725      $309,925
------------------------------------
 $60,000      $32,820       $27,180
------------------------------------
 $35,500      $30,530        $4,970
------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                        Order        Order      Order         Part
 Div     Dept     Charge            Vendor              Date         Number     Status       Number                Description
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    DUPONT PHOTOMASKS INC      12/3/98       241296       O     710627-0307      PELLICLE:GN501G-5221H
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    DUPONT PHOTOMASKS INX      12/3/98       241297       O     710627-0306      PELLICLE:GN501P-5221H
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     C10055    VWR SCIENTIFIC PRODUCTS    2/3/99        241979       O     210062-031       CHEMICAL, CERIUM AMMONIUM
                                                                                                         NITRATE
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    HOYA CORP                  2/2/99        242092       O     710538-03000     4 4 .060-10UM-SLW-AR-1350
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    HOYA CORPORATION USA       2/2/99        242093       O     710538-32400     5 5 .090-5UM-QZ-AR-1350-S
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    HOYA CORP                  2/2/99        242094       O     710538-32103     5X5 .090-5UM-WC-AR-PBS-U
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    HOYA CORPORATION USA       2/2/99        242095       O     710538-31501     5 5 .090-2UM-EQZ-AR-1350-U
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    HOYA CORP                  2/2/99        242096       O     710538-33000     5 5 .090-10UM-SLW-AR-1350-S
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    HOYA CORP                  2/2/99        242097       O     710538-53000     6 6 .120-10UM-SLW-AR-1350-S
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    HOYA CORPORATION USA       2/2/99        242098       O     710538-33200     5 5 .090-5UM-NA-AR-1350-S
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    HOYA CORP                  2/2/99        242100       O     710538-31501     5 5 .090-2UM-EQZ-AR-1350-U
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    IMAGEX                     2/5/99        242101       O     710538-11503     4 4 .090-2UM-EQZ-AR-PBS-U
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    HOYA CORP                  2/2/99        242102       O     710538-11412     4 4 .090-2UM-QZ-CT-PBS-U
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    HOYA CORP                  2/2/99        242103       O     710538-02103     4X4 .060-5UM-WC-AR-PBS-U
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    IMAGEX                     2/5/99        242104       O     710538-01503     4X4 .060-2UM-EQZ-AR-PBS-U
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    MICROLITHOGRAPHY INC       2/5/99        242105       O     710627-0204      PELLICLE, CANON
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    INKO INDUST                2/5/99        242106       O     710627-0208      PELLICLE, CANON
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    INKO INDUST                2/5/99        242107       O     710627-0207      PELLICLE, CANON
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    MICROLITHOGRAPHY           2/5/99        242108       O     710627-0206      PELLICLE, CANON
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    MICROLITHOGRAPHY           2/5/99        242109       O     710627-0205      PELLICLE, CANON
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------
  Original     Invoiced      Dollars
  Dollars       Dollars     Available
---------------------------------------
  $13,500      $12,825          $675
---------------------------------------
  $13,500      $12,825          $675
---------------------------------------
  $34,040      $15,183       $18,857

---------------------------------------
   $1,300          $--        $1,300
---------------------------------------
  $18,000       $7,200       $10,800
---------------------------------------
   $8,700          $--        $8,700
---------------------------------------
  $42,250       $2,600       $39,850
---------------------------------------
   $2,600          $--        $2,600
---------------------------------------
   $3,300          $--        $3,300
---------------------------------------
 $155,000      $18,600      $136,400
---------------------------------------
  $42,250          $--       $42,250
---------------------------------------
  $12,000       $2,400        $9,600
---------------------------------------
   $7,250          $--        $7,250
---------------------------------------
   $6,300          $--        $6,300
---------------------------------------
   $5,750          $--        $5,750
---------------------------------------
  $49,500       $4,950       $44,550
---------------------------------------
   $3,400          $--        $3,400
---------------------------------------
   $5,600          $--        $5,600
---------------------------------------
   $2,750          $--        $2,750
---------------------------------------
   $2,750          $--        $2,750
---------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                        Order        Order      Order         Part
 Div     Dept     Charge            Vendor              Date         Number     Status       Number                Description
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    MICROLITHOGRAPHY           2/5/99        242110       O     710627-0200      PELLICLE, CANON
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    INKO INDUST                2/5/99        242111       O     710627-0301      PELLICLE, GCA
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    INKO INDUST                2/5/99        242112       O     710627-0001      PELLICLE, TRE
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    MICROLITHOGRAPHY           2/5/99        242114       O     710627-0201      PELLICLE, CANON
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    MICROLITHOGRAPHY           2/5/99        242115       O     710627-0202      PELLICLE, CANON
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    INKO INDUST                2/5/99        242116       O     710627-0209      PELLICLE, CANON
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    INKO INDUST                2/5/99        242117       O     710627-0210      PELLICLE, CANON
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    INKO INDUSTRIAL            2/5/99        242118       O     710627-0303      PELLICLE, GCA
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    INKO INDUSTRIAL            2/5/99        242119       O     710627-0304      PELLICLE, GCA
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    INKO INDUSTRIAL            2/5/99        242120       O     710627-0503      PELLICLE, GCA
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    INKO INDUST                2/5/99        242121       O     710627-0400      PELLICLE, NIK
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    INKO INDUST                2/5/99        242122       O     710627-0401      PELLICLE, NIK
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    MICROLITHOGRAPHY           2/5/99        242123       O     710627-0402      PELLICLE, NIK
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    MICROLITHOGRAPHY           2/5/99        242124       O     710627-0403      PELLICLE, NIK
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    MICROLITHOGRAPHY           2/5/99        242125       O     710627-0500      PELLICLE, PE
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    INKO INDUST                2/5/99        242126       O     710627-0504      PELLICLE, PE
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    INKO INDUSTRIAL            2/5/99        242127       O     710627-0505      PELLICLE, PE
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    MICROLITHOGRAPHY           2/5/99        242128       O     710627-0600      PELLICLE, UT
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    MICROLITHOGRAPHY INC       2/5/99        242129       O     710627-0501      PELLICLE, PE
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    INKO INDUSTRIAL            2/5/99        242130       O     710627-0300      PELLICLE, GCA
------------------------------------------------------------------------------------------------------------------------------------
  R      7160     510056    RTD EXPRESS                2/2/99        242266       O     SERVICE          SERVICE, SEE BELOW PLEASE
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    HOYA CORPORATION USA       2/2/99        242287       O     710538-E1503     7.25  .150-2UM-EQZ-AR-PBSU
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------
  Original     Invoiced      Dollars
  Dollars       Dollars     Available
---------------------------------------
  $60,000       $8,700       $51,300
---------------------------------------
  $64,000       $6,080       $57,920
---------------------------------------
  $32,000          $--       $32,000
---------------------------------------
  $48,000       $9,360       $38,640
---------------------------------------
  $44,800       $3,540       $41,260
---------------------------------------
   $3,500          $--        $3,500
---------------------------------------
   $3,500          $00        $3,500
---------------------------------------
   $9,600       $1,280        $8,320
---------------------------------------
   $6,500       $3,250        $3,250
---------------------------------------
   $6,500       $3,250        $3,250
---------------------------------------
   $3,450          $--        $3,450
---------------------------------------
   $3,450          $--        $3,450
---------------------------------------
   $6,500       $1,950        $4,550
---------------------------------------
   $6,500       $2,275        $4,225
---------------------------------------
   $4,500         $600        $3,900
---------------------------------------
  $11,550          $--       $11,550
---------------------------------------
  $19,200       $1,280       $17,920
---------------------------------------
   $3,100          $--        $3,100
---------------------------------------
  $31,050       $8,775       $22,275
---------------------------------------
  $30,500       $2,745       $27,755
---------------------------------------
     $500         $115          $385
---------------------------------------
 $520,000     $298,480      $221,520
---------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                        Order        Order      Order         Part
 Div     Dept     Charge            Vendor              Date         Number     Status       Number                Description
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    DUPONT PHOTOMASKS INC      2/11/99       242386       O     710627-0406      PELLICLE; N1522P-5211H
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    DUPONT PHOTOMASKS INC      2/11/99       242387       O     710627-0407      PELLICLE; N1522G-5211H
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    MICROLITHOGRAPHY INC       3/2/99        242728       O     710627-0203      PELLICLE, CANON
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    HOYA CORPORATION USA       3/24/99       243283       O     710538-51503     6 6  .120-2UM-EQZ-AR-PBSU
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    DUPONT PHOTOMASKS INC      3/30/99       243337       O     710627-0409      PELLICLE; N1609P-7043L
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    DUPONT PHOTOMASKS INC      3/30/99       243338       O     710627-0306      PELLICLE: GN501P-5221H
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    DUPONT PHOTOMASKS INC      3/30/99       243339       O     710627-0307      PELLICLE: GN501G-5221H
------------------------------------------------------------------------------------------------------------------------------------
  R      7150     568550    INSTRUMENTATION            5/5/99        244192       O     03-07720-02      PRINTER HEAD, STYLUS 6470
                            SERVICES
------------------------------------------------------------------------------------------------------------------------------------
  R      7140     568550    INTEGRATED SOFTWARE        5/7/99        244269       O     SERVICE          ON-TAP ALPHA DEPT. S
                            DESIGN INC                                                                   4000, 2100 SER. 5294A
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510054    ASHLAND CHEMICAL CO        5/17/99       244458       O     210062-017       ACETIC ACID, (4 X 9 LB. PER
                                                                                                         CASE)
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510053    FLUOROWARE INCORPORATED    5/21/99       244552       O     215494-012       BOX FOR FINISHED PHOTOMASK-
                                                                                                         PA'S H60-60-0615 WHT
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510053    FLUOROWARE INCORPORATED    5/21/99       244553       O     215494-014       BOX FOR FINISHED PHOTO
------------------------------------------------------------------------------------------------------------------------------------
  R      7120     568202    ZEPHYRHILLS WATER          2/10/99       252032       O     1                DRINKING WATER SYSTEM AND
                                                                                                         BOTTLED WATER
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------
  Original     Invoiced      Dollars
  Dollars       Dollars     Available
---------------------------------------
   $14,500      $11,600        $2,900
----------------------------------------
   $14,500       $9,425        $5,075
----------------------------------------
   $81,000      $25,920       $55,080
----------------------------------------
  $240,000      $52,000      $188,000
----------------------------------------
   $94,000       $9,400       $84,600
----------------------------------------
   $54,000       $8,100      $45,9900
----------------------------------------
   $54,000       $7,425       $46,575
----------------------------------------
      $220          $--          $220

----------------------------------------
      $795          $--          $795

----------------------------------------
      $799         $396          $403

----------------------------------------
      $756         $378          $378

----------------------------------------
    $4,310       $2,155        $2,155
----------------------------------------
      $500         $243          $257

----------------------------------------

                      SCHEDULE 2.1(a)(vi) Prepaid Expenses


Software - Est. Value $4,000

  SCHEDULE 2.1(a)(viii) Environmental Support Systems being purchased by Buyer


See Schedules 2.1(a)(i) - (a)(iii)

          SCHEDULE 4.2(c) Material Adverse Changes since April 26, 1999


Considered a material change, but not adverse, is the sale of the Semiconductor Business Unit by Harris Corporation to a subsidiary of Sterling Holding Company LLC, a Citicorp Venture Capital, Ltd. Investment portfolio company on June 2, 1999.

                         SCHEDULE 4.3 Material Contracts


                             CONTRACTS > $25,000.00

SUPPLIER                                 PURCHASE ORDER                         DESCRIPTION
--------                                 --------------                         -----------
ETEC                                     0241795                                MEBES Service
-------------------------------------------------------------------------------------------------
Nikon Precision                          0243192                                Service Agreement
-------------------------------------------------------------------------------------------------
Quantronix                               0240600                                Service Agreement
-------------------------------------------------------------------------------------------------
KLA                                      0228165                                Service Agreement
-------------------------------------------------------------------------------------------------
Hoya                                     Consignment                            Mask Blanks
-------------------------------------------------------------------------------------------------
Hoya                                     0242287                                Blanks
-------------------------------------------------------------------------------------------------
Hoya                                     0240644                                Blanks
-------------------------------------------------------------------------------------------------
Hoya                                     0240645                                Blanks
-------------------------------------------------------------------------------------------------
Hoya                                     0243283                                Blanks
-------------------------------------------------------------------------------------------------
Hoya                                     0242095                                Blanks
-------------------------------------------------------------------------------------------------
Hoya                                     0242098                                Blanks
-------------------------------------------------------------------------------------------------
MLI                                      0241105                                Pellicle
-------------------------------------------------------------------------------------------------
MLI                                      0242728                                Pellicle
-------------------------------------------------------------------------------------------------
MLI                                      0242105                                Pellicle
-------------------------------------------------------------------------------------------------
MLI                                      0242110                                Pellicle
-------------------------------------------------------------------------------------------------
MLI                                      0242114                                Pellicle
-------------------------------------------------------------------------------------------------
MLI                                      0242115                                Pellicle
-------------------------------------------------------------------------------------------------
Dupont Photomask                         0238682                                Pellicle
-------------------------------------------------------------------------------------------------
Dupont Photomask                         0238687                                Pellicle
-------------------------------------------------------------------------------------------------
Dupont Photomask                         0238688                                Pellicle
-------------------------------------------------------------------------------------------------
Dupont                                   0243337                                Pellicle
-------------------------------------------------------------------------------------------------
Dupont                                   0243338                                Pellicle
-------------------------------------------------------------------------------------------------
Dupont                                   0243339                                Pellicle
-------------------------------------------------------------------------------------------------
INKO                                     0242130                                Pellicle
-------------------------------------------------------------------------------------------------
INKO                                     0241106                                Pellicle
-------------------------------------------------------------------------------------------------
INKO                                     0240438                                Pellicle
-------------------------------------------------------------------------------------------------
INKO                                     0238430                                Pellicle
-------------------------------------------------------------------------------------------------
INKO                                     0242111                                Pellicle
-------------------------------------------------------------------------------------------------
Quinn Associates                         0239986                                Sales
-------------------------------------------------------------------------------------------------

       SCHEDULE 4.4(a) Purchased Assets Without Good and Marketable Title


NONE

     SCHEDULE 4.4(b) Exceptions to the Good Condition of Utility Delivery
Systems


Champ Air Compressors #3 & #4 are fully functional, but the Accumulator tanks have external corrosion.

                         SCHEDULE 4.5 Tangible Property


NONE

      SCHEDULE 4.6 Permits, Approvals and Consents to be Obtained by Seller


o Buyer will not be able to utilize Seller's U.S.E.P.A. ID# to ship any hazardous waste generated by Buyer. Buyer may or may not be required to obtain their own separate EPA ID# and must conduct their own investigation to ascertain this requirement.

o Any Business License, registration, etc. required by the State of Florida, Brevard County, or the City of Palm Bay.

o  Additionally, that Permit as set forth in Schedule 4.8.

              SCHEDULE 4.7 Orders and Actions in Excess of $10,000


o A potential claim by Lucent Technologies for the replacement of five mask levels.

o A potential claim by Lockheed-Martin for the replacement of three mask levels.

           SCHEDULE 4.8 Permits Required but not Transferable to Buyer


The Seller's Florida Department of Environmental Protection (FDEP) Air Pollution Permit for the Complex is being modified to exclude Building 60 emissions. Buyer may or may not be required to obtain their own separate Air Pollution Permit, and must conduct their own investigation to ascertain this requirement.

                     SCHEDULE 4.10(a) Employee Benefit Plans


 1.  401(k) Plan which includes:
     - Employee Contributions (Before and After Taxes up to a maximum of 12% of annual salary)
     - Company Matching (Dollar for dollar on first 6% of employees annual salary)
     -  Company Profit Sharing
     - Stock Purchase at 30% discount through 401k plan. Employees can elect to have one percent of their deductions to purchase the stock.
 2.  Severance Pay
 3.  Variable Pay
 4.  Retiree Insurance
 5.  Employee Insurance Plans:
     -  Employee Life/Accidental Death and Supplemental
     -  Dependent Life
     -  Short Term Disability
     -  Long Term Disability
 6.  Medical Insurance (Employee or Family Plan)
     -  Major Medical
     -  Dental
     -  Vision
     -  Health Care Reimbursement Account Plan
     -  Dependent Care Reimbursement Account Plan
     -  Employee Assistance Program (EAP)
 7.  Agreements:
     -  Employee Agreement
     -  Conflict of Interest and Outside Activities Policy and Report
     -  Standards of Business Conduct
     -  Foreign Business Travel and Incoming Foreign National Visitors
 8.  Workers' Compensation
 9.  State Unemployment Insurance
10.  Shift Differential
11. Annual Salary Plan (e.g., Promotions, adjustments and performance base pay increases or Lump Sums and/or MBO's)
12.  REFER Recruiting Program
13. Employee Recognition & Awards Programs:
     - ZAP Award, Employee Excellence Award, Technical Excellence Award, Patent Award Program, Golden Quill Program, Quality Awards, etc.
14.  Educational Assistance
15.  Employee Service Recognition Award
16.  Sick/Personal Business Pay
17.  Vacation Pay
18.  Call-In Pay
19.  Holiday Pay
20.  Bereavement Pay

21.  Jury Duty/Witness Pay
22. Special Pay (e.g., Loss time Pay in case of a Hurricane or some other type of disaster)
23.  Military Leave Pay
24.  Non-exempt Overtime/Doubletime/Exempt Extra Time Pay
25.  Area attractions employee discounts (e.g., Disney
     World, Cypress Gardens, Universal, Sea World, etc.)
26.  American Express Corporate Cards issued to employees
27.  MCI Phone Card
28.  Special rates for auto rentals/hotels established through Corporate Travel
29.  Reimbursement for personal automobile expenses used for business purposes.

                 SCHEDULE 4.10(b) Employee Pension Benefit Plans


401(k) Plan which includes:
       - Employee Contributions (Before and After Taxes up to a maximum of 12% of annual salary)

       - Company Matching (Dollar for dollar on first 6% of employees annual salary)

       - Company Profit Sharing

       - Stock Purchase at 30% discount through 401k plan. Employees can elect to have one percent of their deductions to purchase the stock.

                      SCHEDULE 4.14 Customers and Suppliers


Ten most significant suppliers
Hoya              mask blanks
Imagex            mask blanks
MLI               pellicles
Inko              pellicles
Cyantek           chemicals
Ashland           chemicals
Chemcentral       chemicals
Fisher            chemicals
Fluorware         mask boxes
Dynamic Micro Systems      mask boxes

Sole Source suppliers of significant services
ETEC Systems Inc.    Mebes service
KLA Tencor    KLA services
QUANTRONIX           DRS Iie services
NIKON         Nikon 5i services

Largest Captive customers:  (% is based upon internal transfer prices)
1.   Harris Semi Palm Bay, FL 14.6%
2.   Harris Semi Findlay, OH 10.6%
3.   Harris Semi Mountaintop, PA 8.7%

Ten largest Merchant customers
1.   VTC Incorporated 26.0%
2.   Honeywell 16.6%
3.   Eastman Kodak 4.6%
4.   Sawtek, Incorporated 3.7%
5.   Lucent Technologies Inc. 2.4%
6.   National Security Agency 2.0%
7.   Sandia Labs 1.9%
8.   Digital Optics Corp. 0.9%
9.   Photo Sciences Inc. 0.7%
10.  Lockheed Martin Corp. 0.6%

The % of business following the company name is based upon July-Dec 1998 as specified and are calculated on the total captive plus merchant sales dollars. They make up 93.3% of the sales.

                     SCHEDULE 4.15(a) Environmental Reports

At the request of Harris' Corporate Environmental Legal Counsel, an Environmental Audit was conducted during March 15-24, 1999, at the Semiconductor facilities located in Palm Bay. The audit was conducted to assess environmental compliance and to advise Semiconductor management where efforts should be directed to improve the focus of environmental programs.

The scope of the audit included applicable federal, and state/local environmental regulations; and management system controls required by Harris Policy G-17. This report has been redacted to omit issues unrelated to B60.

Issues Related to B60:

Ensure that hazardous waste training requirements are met, including (40 CFR 265.16):

     a) Maintaining a job title and a job description for each position related to hazardous waste management and the name of each employee filling such position; and

     b) Conducting and documenting initial hazardous waste training and annual refresher training to all employees with 90-day hazardous waste duties.

Ensure that copies of land disposal restriction certifications are maintained onsite and that copies accompany each hazardous waste shipment (40 CFR 268.7(a)(8)).

Ensure that the hazardous waste contingency plan includes a list of all emergency equipment, physical descriptions, and their locations, (40 CFR 265.52).

Ensure that universal waste batteries and lamps are properly managed, including:

     a) Providing awareness communication and training related to proper handling and emergency procedures (40 CFR 273.16 and 62-737.400 FAC).

Ensure that the conditions of the underground injection control permit are being met, in accordance with permit number UO05-215659, including:

     a) Notifying FDEP of potential noncompliance with any permit limitation (general condition 8); and
     b) Providing all required information on all pages of the monthly operating reports (specific condition (2)(b)(2)(f)).

Ensure that the April 11, 1997 Water Conservation Plan is updated and submitted to SJRWMD in accordance with the consumptive use permit for ground water (permit number 2-009-0032NM3R2, specific condition 19).

Ensure that DOT shipping papers are prepared correctly, including:

     a) Indicating all hazardous materials (including nonhazardous and universal wastes as such by checking the HM column (49 CFR 172.201); and

     b) Not using the word "waste" in the DOT shipping name for universal wastes (40 CFR 273.52(b)).

           SCHEDULE 4.15(b) Non-compliance with Environmental Permits


NONE

                    SCHEDULE 4.15(c) Environmental Conditions


(i) The entire Harris Semiconductor Palm Bay facility is Operable Unit 2 ("OU2") of the Palm Bay NPL Site. Both the Florida Department of Environmental Protection ("FDEP") and the U.S. Environmental Protection Agency ("USEPA") have overseen investigation and remediation of this facility, with USEPA taking the lead. On February 15, 1995, USEPA issued a Record of Decision ("ROD") regarding OU2, identifying certain required remediating and monitoring activities. Harris negotiated and signed a Consent Decree and Scope of Work relating to implementation of the OU2 ROD. That Consent Decree was filed in federal court on November 20, 1996; it was entered by the federal district court on January 27, 1997. In 1999 Harris received notification from USEPA of Construction Complete of the remedial action. The five year review will occur in February 2000.

(ii) The Florida Department of Environmental Protection ("FDEP") conducted an unannounced facility-wide RCRA compliance inspection at the Harris Semiconductor Palm Bay facility on March 30, 1999. Harris has not received a Notice of Violation, but FDEP identified some issues in the closing meeting related to FDEP's paperwork review and physical inspection. Harris has already resolved several items noted by FDEP and is preparing aggressive plans to address the remaining items.

SCHEDULE 4.15(d) Lit of Hazardous Substances TSDF Sites Used in the Operation of
                 the Business; Amount of Hazardous Substances used

Treatment, storage and disposal facilities used for current operations at building 60.

----------------------------------------------------------------------------------------------------------------------
                                *Quantity
Substance                       Per Year          Vendor (TSDF)                       Transporter
----------------------------------------------------------------------------------------------------------------------
Sulfuric Acid                   800 gal           Heritage Environmental Services     Heritage Transport
                                (16 drums)        4132 Pompano Road
         (Nanostrip)                              Charlotte, NC 28216
                                                  phone # 1-800-326-1175
                                                                                      phone # 1-800-326-1175
                                                  contact person - Regan
----------------------------------------------------------------------------------------------------------------------
Corrosive cleanup               100 gal           Heritage Environmental Services     Heritage Transport
                                (2 drums)         4132 Pompano Road
         (solids)                                 Charlotte, NC 28216
                                                  phone # 1-800-326-1175
                                                                                      phone # 1-800-326-1175
                                                  contact person - Regan
----------------------------------------------------------------------------------------------------------------------
Flammable cleanup               100 gal           Heritage Environmental Services     Heritage Transport
                                (2 drums)         4132 Pompano Road
         (solids)                                 Charlotte, NC 28216
                                                  phone # 1-800-326-1175
                                                                                      phone # 1-800-326-1175
                                                  contact person - Regan
----------------------------------------------------------------------------------------------------------------------
Mixed Solvents                  600 gal           Safety-Kleen                        Safety-Kleen (TG) Inc.
                                (12 drums)        170 Bartow Municipal Airport
                                                  Bartow, FL 33830-9504
                                                  phone # 1-800-699-8916
                                                  contact person - Olin               phone # 1-800-699-8916
----------------------------------------------------------------------------------------------------------------------
Used Oil                        100 gal           Safety-Kleen                        Safety-Kleen (TG) Inc.
                                (2 drums)         170 Bartow Municipal Airport
                                                  Bartow, FL 33830-9504
                                                  phone # 1-800-699-8916
                                                  contact person - Olin               phone # 1-800-699-8916
----------------------------------------------------------------------------------------------------------------------

SCHEDULE 4.15(d) Lit of Hazardous Substances TSDF Sites Used in the Operation of
                 the Business; Amount of Hazardous Substances used - CONTINUED

Treatment, storage and disposal facilities used for current operations at building 60.

----------------------------------------------------------------------------------------------------------------------
                                *Quantity
Substance                       Per Year          Vendor (TSDF)                       Transporter
----------------------------------------------------------------------------------------------------------------------
Oil filters                     one 55 gal drum   Solid Waste Technologies            Intersol Inc.
                                                  300 Swett Ave                       5625-G West Waters Ave
         (Nanostrip)                              Americus, GA  31709                 Tampa, FL 33634
                                                  phone # 1-912-928-5148              phone # 1-813-249-8500
----------------------------------------------------------------------------------------------------------------------
Fluorescent lamps               **200 lamps       Mercury Technologies                A.E.T.S.
                                                  (MTI)
         (4 foot tubes)                           4317-L Fortune Pl.
                                                  West Melbourne, FL 32904
                                                  phone # 1-407-952-1516              phone # 1-407-722-2455
                                                                                      contact person - Terisa
----------------------------------------------------------------------------------------------------------------------
Labpacks                        One 55 gal drum   Safety-Kleen                        Safety-Kleen (TG) Inc.
                                                  170 Bartow Municipal Airport
                                                  Bartow, FL 33830-9504
                                                  phone # 1-800-699-8916
                                                  contact person - Olin               phone # 1-800-699-8916
----------------------------------------------------------------------------------------------------------------------

 * Wastestreams have previously been consolidated and stored with site wastes. (quantities are approximations)
**    Records on lamp replacement are not available, this is an estimate.

                SCHEDULE 4.16 Powers of Attorney given by Seller


NONE

                       SCHEDULE 4.17 Y2K Readiness Issues


KLA70
Particle Monitoring System (Seller to remedy)

           SCHEDULE 4.18 Unfair Labor Practice Charges against Seller


NONE

     SCHEDULE 5.6 Government Authorizations Required to be Obtained by Buyer


TO BE PROVIDED BY ALIGN-RITE

                     SCHEDULE 6.3(e) Unusual Salary Actions


NONE

                       SCHEDULE 7.4(a) Excluded Employees


Charles M. Burns

                       SCHEDULE 7.4(d) Flex Holiday Hours




                                                                         AVAIL.         AVAIL.
                                                 see       HOURLY        HOURS          HOURS         EARNED         EARNED
         NAME                       TITLE        note       RATE        VACATION       HOLIDAY       VACATION        HOLIDAY
         ----                       -----                   -----        --------       -------      --------        -------
BASS, LENORA R                   Fab Tech IV                $11.13        85.48              --    $    951.39    $        --
BOGGESS, JAMES R                 Fab Tech IV                $13.44        16.00              --    $    215.04    $        --
BOX, TIMOTHY L                   Fab Tech IV                $13.68        38.50            8.00    $    526.68    $    109.44
BROOKS, HAZEL                    Maintenance                 $6.24        47.74           32.00    $    297.90    $    199.68
                                 Worker
CARTER, JAKE JR                  Electronic                 $21.42       158.82           48.00    $  3,401.92    $  1,028.16
                                 Tech Spec.
CASEY, DANE Y                    Fab Tech IV                $12.77        97.00           40.00    $  1,238.69    $    510.80
DEUBEL, NANCY N                  Fab Tech III               $10.30        26.00           43.00    $    267.80         442.90
DORSEY, JAMES W                  Production                 $20.60       290.00           48.00    $  5,974.00    $    988.80
                                 Sup. - Sr.
FLEMING, DEBORAH A               Assy. Tech IV              $11.25        66.50           56.00    $    748.13    $    630.00
FOWLES, WOODY A                  Fab Tech IV      *         $11.37        13.39            0.50    $    152.24    $      5.69
GALLAGHER, SCOTT L               Fab Tech IV                $15.70        89.00           19.00    $  1,397.30    $    298.30
GUTHRIDGE, LYDIA M               Fab Tech IV                $10.71        16.41           24.00    $    175.75    $    257.04
HELMS, ELIZABETH A               Dir./Dept.                 $12.08        60.25           40.00    $    727.82    $    483.20
                                 Secretary
HOGAN, BILLIE RAE                Fab Tech IV                $11.91       104.48           48.00    $  1,244.36    $    571.68
JOHNSON, THOMAS E                Fab Tech III               $10.00        19.40            8.50    $    194.00    $     85.00
KERVIN, WILLIAM P III            Mfg.                       $28.72       105.41           56.00    $  3,027.38    $  1,608.32
                                 Engineer -
                                 Lead
LADD, RICHARD C                  Fab Tech III                $9.99        33.74           39.00    $    337.06    $    389.61
LARSEN, AARON L                  Fab Tech IV      *         $12.43        15.41           26.00    $    191.55    $    323.18
LEWIS, SCOTT A                   Fab Tech III     *          $9.21        11.91            1.50    $    109.69    $     13.82
LLOYD, ELIZABETH A               Fab Tech V                 $13.48       123.32           43.00    $  1,662.35    $    579.64
LUU, PHUNG M                     Fab Tech VI                $18.45       116.00           48.00    $  2,140.20    $    885.60
MACIEJEWSKI, JOHN E              Electronic                 $21.02        85.00           56.00    $  1,786.70    $  1,177.12
                                 Tech Spec.
MANION, RICHARD A JR             Prod. Sup. -               $20.74       368.81            8.00    $  7,649.12    $    165.92
                                 Lead
MILLER, KATIE M                  Fab Tech IV                $11.55       114.82           40.00    $  1,326.17    $    462.00
MILLER, NORMAN C                 Eng. Spec. -               $18.47       160.00            8.00    $  2,955.20    $    147.76
                                 Mask - Sr.
MILLS, EDWARD A                  Mfg.                       $39.23       346.08              --    $ 13,576.72    $        --
                                 Engineer -
                                 Sr. Princ.
MILLSPAUGH, JAMES S              Mfg.                       $26.76       280.82           44.00    $  7,514.74    $  1,177.44
                                 Engineer -
                                 Staff
MINE, RAEBETH                    Fab Tech III                $9.25        60.00            8.00    $    555.00    $     74.00


--------------
Note:  *indicates remaining holiday hours out of 80 hours

                                                                         AVAIL.         AVAIL.
                                                 see       HOURLY        HOURS         HOURS         EARNED         EARNED
          NAME                       TITLE       note       RATE        VACATION       HOLIDAY       VACATION        HOLIDAY
          ----                       -----                  ----        --------       -------       --------        -------
MITCHELL, BONNIE D               Fab Tech V                 $15.60       162.82            3.00    $  2,539.99    $     46.80
MOFFETT, DAVID R                 Mfg.                       $30.48       233.38            9.00    $  7,113.42    $    274.32
                                 Engineer -
                                 Staff
MOREY, ELIZABETH M               Fab Tech IV                $11.70       127.00           48.00    $  1,485.90    $    561.60
NATHANSON, ANDRA S               Fab Tech V                 $13.73        92.50           56.00    $  1,270.03    $    768.88
PEPLINSKI, JOHN A                Fab Tech III                $9.08        22.65            5.00    $    205.66    $     45.40
PHILBECK, KERRY L                Fab Tech IV                $12.66        92.41           52.00    $  1,169.91    $    658.32
PINTO, LUIS H                    Fab Tech V                 $14.38       103.06           56.00    $  1,482.00    $    805.28
PUCYLOWSKI, THEODORE C           Production                 $15.14        28.74              --    $    435.12    $        --
                                 Sup.
RAUCH, WALTER M                  Fab Tech IV                $11.13        19.74           19.50    $    219.71    $    217.04
ROBINSON, WILLIAM G              Fab Tech V                 $14.37       193.41           48.00    $  2,779.30    $    689.76
RODRIGUEZ, CARMEN                Fab Tech III     *          $9.75        34.00            2.00    $    331.50    $     19.50
ROLA, MUKESH N                   Fab Tech IV      *         $12.45        20.41              --    $    254.10    $        --
ROLO, STEPHEN R                  Fab Tech III               $10.03        79.41           40.00    $    796.48    $    401.20
ROMANO, CARMEN M                 Production                 $18.68       220.82              --    $  4,124.92    $        --
                                 Sup. - Sr.
SCHAPPERT, PATRICKK M            Fab Tech VI                $16.62       290.00           45.00    $  4,819.80    $    747.90
SERGEL, CAROL A                  Fab Tech III               $10.28           --            6.00    $        --    $     61.68
SIAS, RONALD D                   Fab Tech VI                $15.85         3.50              --    $     55.48    $        --
SLATER, JUDITH A                 Customer                    $8.10        40.02           32.00    $    324.16    $    259.20
                                 Svc. Coord.
SUHLING, STEPHEN M               Software                   $41.83       226.82           36.00    $  9,487.88    $  1,505.88
                                 Eng. - Sr.
                                 Princ.
THORNQUEST, JUDITH G             Fab Tech IV                $13.17       185.00           56.00    $  2,436.45    $    737.52
TRIMBOLI, FRANK B                Process Eng.               $34.65       174.00            4.00    $  6,029.10    $    138.60
                                 - Staff
TURNER, JANICE M                 Fab Tech IV                $10.75        64.28              --    $    691.01    $        --
TYRE, SHEILA J                   Fab Tech V                 $14.76        46.82           47.00    $    691.06    $    693.72
UMBERGER, SUSAN D                Fab Tech V                 $15.54       129.32           25.00    $  2,009.63    $    396.27
VALENTIN, MARY A                 Fab Tech IV                $12.17       108.94            4.00    $  1,325.80    $     48.68
WOODROW, DAVID S                 Equip.                     $12.10        53.41           27.00    $    646.26    $    326.70
                                 Maint. Tech
WYATT, JEFFREY D                 Fab Tech III                $9.36        12.00            2.00    $    112.32    $     18.72
ZIPPERER, JAMIE J                Fab Tech IV                $11.74        48.41           20.00    $    568.33    $    234.80
TOTAL                                                                  5,763.16        1,435.50    $113,750.24    $ 22,272.86

-----------------
Note:  *indicates remaining holiday hours out of 80 hours

     SCHEDULE 7.5(a)(iii) List of Software Type 1 (being Assigned to Buyer)


Note: The following software applications may require separate operating system platforms in order to run the software (e.g., Microsoft Access). The purchase of said platforms is not contemplated by this Agreement, nor are the platforms being assigned or transferred to Align-Rite.

PGPOST
MIZER
MDECK
EYORE
TABBY
MNET
MICE II
SARA
BILL AND SHIP
CASPER
PERF EVAL
JSURVEY
LABELING
HITG Web Sites
Customer Web Sites

                   SCHEDULE 7.5(a)(iv) List of Software Type 2
                    (Non-Exclusive License granted to Buyer)


On Line SPC
Tom Thum

           SCHEDULE 7.5(b) Software Licenses Assigned to Buyer to the
                          extent Assignable by Seller


Kea!
Adobe Acrobat 3.0
Corel PhotoPaint
PowerBuilder 6.0
Visio
Visual C++
FrontPage98
Microsoft Developer
Wave Star 1.1.2
Pocket Logger
FedEx Shipping
Harvard Graphics 3.05
LabelWorks 2.0
Lotus 1-2-3, v3.1
Microsoft Liquid Motion
Omni Page (OCR software)
Paradox 4.0
Paradox 4.5
PGP 5.5 for Enterprise Security
ProComm Plus
Quick Books 4.0.2
Telemoney PC Batch 2.2 (VISA)
CATS GRAPHICS
CATS FRACTURE
VMS 5.5-2 OS
VMS 5.4 OS
VMS 6.2 OS
Solaris Unix 2.5.1 OS
Sun 4.1.4 OS

              SCHEDULE 7.6(a) All Software Licenses used in or on
                        behalf of the Photomask Business


Facility View
Standard Client (Windows 95/NT, MS Office 97 Pro, Outlook, I.E., Onnet, McAfee) Kea!
Adobe Acrobat 3.0
Corel PhotoPaint
PowerBuilder 6.0
Visio
Hub/Docs: Exceed 6.1
L-View Pro 2.0
WinZip
Visual Basic 5.0
Visual C++
Project
FrontPage98
Microsoft Developer
Wave Star 1.1.2
Pocket Logger
Perl
FedEx Shipping
Harvard Graphics 3.05
LabelWorks 2.0
Lotus 1-2-3, v3.1
Microsoft Liquid Motion
Omni Page (OCR software)
Paradox 4.0
Paradox 4.5
PGP 5.5 for Enterprise Security
ProComm Plus
Quick Books 4.0.2
Telemoney PC Batch 2.2 (VISA)
Cobol
Ontap
JSS
DECset
CDD/DBMS
DECForms
Diskeeper
Multinet
Pascal
DEC C
FMS
RS 1
Robomon

SCHEDULE 7.6(a) All Software Licenses used in or on behalf of the
                Photomask Business (continued)


SLS
PGPOST
MIZER
MDECK
EYORE
TABBY
CATS GRAPHICS
CATS FRACTURE
MNET
MICE II
SARA INGRESS
BILL AND SHIP
CASPER
PERF EVAL
CONNX
JSURVEY
PGP UNIX ENCRYP
LABELING
UCX TCP/IP
VMS 5.5-2 OS
VMS 5.4 OS
VMS 6.2 OS
VAX Watcher
VAX DW-MOTIF
Consilium Workstream
On Line SPC
Tom Thum
HITG Web Site
Customer Web Sites
Solaris Unix 2.5.1 OS
Sun 4.1.4 OS

                          SCHEDULE 8.2(f) Key Employees


Dorsey, James
Kervin, Pat
Luu, Phung
Maciejewski, John
Miller, Norman
Mills, Edward
Millspaugh, James
Mitchell, Bonnie
Suhling, Steve
Trimboli, Frank

                                                                       Exhibit A

                                    [Form of]

                                  Bill of Sale

THIS BILL OF SALE AND ASSIGNMENT is effective as of July 2, 1999 by Harris Corporation, a Delaware corporation ("Seller"), acting through its Semiconductor Business Unit, in favor of Align-Rite International, Inc., a California corporation ("Parent") and Align-Rite, Inc., a Florida corporation ("Sub," and together with Parent, "Buyer").

                                   WITNESSETH

WHEREAS, pursuant to that certain Asset Purchase Agreement, dated as of July 2, 1999 (the "Asset Purchase Agreement"), by and among Buyer and Seller, Seller agreed to sell to Buyer and Buyer agreed to purchase from Seller certain of the assets of Seller.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged and intending to be legally bound hereby, the parties hereto agree as follows:

Definitions. As used in this Bill of Sale and Assignment and the Schedules attached to this Bill of Sale and Assignment, the following definitions shall apply:

"Business Technology" means Technology owned by Seller and in the possession of the Photomask Business as of the Closing Date that is specific to operation of the Photomask Business. Business Technology does not include Seller's Product Mask Information.

"Closing" means the consummation of the transactions contemplated by the Asset Purchase Agreement.

"Closing Date" means the date of the Closing.

"Contract" means any agreement, arrangement, bond, commitment, franchise, indemnity, indenture, instrument, lease, license or understanding, whether or not in writing.

"Copyrights" means rights in any and all United States and foreign copyright registrations and applications therefor and unregistered copyrights owned by Seller.

"Goodwill" means the expectation of patronage from customers of the Photomask Business and the consumer identification and favorable consideration shown by customers of the Photomask Business to the goods or services known to emminate from the Photomask Business.

"Harris Patents" means and refers to all Patents owned by Harris as of the Closing Date and covering activities performed in the course of business by the Photomask Business prior to the Closing Date.

"Intangible Property" means any permits or other property other than personal property, real property or Intellectual Property used in or pertaining to the Photomask Business.

"Intellectual Property" means intellectual property covered by Copyrights, Harris Patents or Trade Secret Rights as defined herein.


"Intellectual Property Rights" means rights in Copyrights and Harris Patents and Trade Secret Rights which (a) are owned by the Seller, (b) exist under laws respecting Patents, Copyrights or Trade secrets, but not trademarks and (c) cover the use of Business Technology.

"Inventory" has the meaning specified in Section 2.1(a)(iv) of the Asset Purchase Agreement.

"Material Contract" means any Contract material to the Photomask Business as of or after the effective date of the Asset Purchase Agreement as described in
Schedule 4.3 of the Asset Purchase Agreement.

"Patents" means issued patents, including United States and foreign patents and applications therefor, petty patents, patents of importation, and divisions, reissues, continuations, continuations-in-part, renewals and extensions of any of the foregoing; certificates of addition and utility models and utility model applications; but does not include License Agreements.

"Photomask Business" means the manufacture and sale of photomask products and related photomask services by Seller regardless of the name under which any such activity is conducted, and shall be deemed to include the Purchased Assets, the rights and assets transferred pursuant to Section 7.5 of the Asset Purchase Agreement, revenues and income, Assumed Liabilities, Assumed Contracts, exclusive of cash, cash equivalents, accounts receivable, accounts payable and any elements of the Retained Business or Excluded Assets.

"Real Property" means the real property located within the complex of buildings known as the Semiconductor Sector located at 2401 Palm Bay Road, NE, Palm Bay, Florida 32905 and known as Building 60 and a portion of Building 56 used in the Photomask Business, appurtenances thereto, rights in connection therewith, and the leasehold estates created as part of the transaction contemplated by the Asset Purchase Agreement.

"Seller's Product Mask Information" means the product design data of Seller for products designed or manufactured by or on behalf of Seller's Semiconductor Business Unit from which photomasks are made, whether such data is in electronic pattern media or Photomask tooling, and not otherwise used in the operation of the Photomask Business.

"Site Services Agreement" has the meaning set forth in Section 8.2 of the Asset Purchase Agreement.

"Software" means the manifestation of computer programs and databases in tangible or physical form, including, but not limited to magnetic media, firmware, and documentation in the form of source code, object code or microcode; Software includes, but is not limited to management information systems, computer aided design and/or engineering programs, computer aided manufacturing programs, CADBUS programs, machinery control programs, and personal computer programs, in each case that is owned by or licensed to Seller and relevant to the Photomask Business. Software does not include any Technology or any Intangible Property Rights.

"Software Licenses" means agreements concerning Software (other than Systems Software) used in or on behalf of the Photomask Business including the agreements identified on Schedule 7.6 attached hereto.

"Software Type 1" means Software for which the Seller is sole owner of all right title and interest and which is specific to the Photomask Business. Software Type 1 does not include Systems Software.

"Software Type 2" means Software owned in whole or in part by the Seller and licensable by Seller on a non-exclusive basis to Buyer, and which is not specific to, but is used in, the operations of the Photomask Business. Software Type 2 does not include Systems Software.

"Systems Software" means software not specific to the Photomask Business and not specific to an individual personal computer.

"Technology" means the manifestation in tangible or physical form of all types of technical information and data including, but not limited to, know-how; product definitions and designs; research and development, engineering, manufacturing, assembly, process, test, quality control, procurement, and service specifications, procedures, standards, and reports; maskworks; blueprints; drawings; materials specifications, procedures, standards, and lists; catalogs; technical information and data relating to marketing and sales activity; and formulae, in each case that is owned by or licensed to Seller and relevant to routine operation of the Photomask Business. Technology does not include any Software or any Intangible Property Rights.

All capitalized terms used herein, but not otherwise defined herein, shall have the meanings ascribed in the Asset Purchase Agreement.

Transfer. Seller hereby sells, conveys, assigns, transfers and delivers to Sub, and Sub shall purchase, acquire and accept from Seller, Seller's right, title and interest in and to the assets specifically described in Section 2.1 (a) of the Asset Purchase Agreement (the "Purchased Assets") and as set forth below:

All machinery, tools, supplies, apparatus, furniture and fixtures, supplies, and computer hardware located at and used solely by the Photomask Business and other equipment of every type as identified on Schedule 2.1(a)(i) attached hereto;

The cleanroom located within Building 60, including fixtures and improvements attached thereto as set forth on Schedule 2.1(a)(ii) attached hereto;

All other fixtures and improvements attached to the Real Property used primarily in connection with the Photomask Business as specified in Schedule 2. 1(a)(iii) attached hereto;

All inventory of usable goods, including all merchandise, photomasks, raw materials, work in progress, finished products and other tangible personal property held for sale or used in connection with the Photomask Business as of the Closing Date (the "Inventory"), together with any additions thereto and subject to any reductions therefrom received or incurred by Seller in operating the Photomask Business in the ordinary course and in compliance with Section 6.3 of the Asset Purchase Agreement through the Closing Date all as set forth in
Schedule 2.1(a)(iv) attached hereto;

All of Seller's rights and interests arising under or in connection with the Contracts to which Seller is a party specified on Schedule 2. 1(a)(v) attached hereto and which Buyer assumes (the "Assumed Contracts") including but not limited to obligations to complete work on order from customers; provided, however, that except as otherwise specified in the Asset Purchase Agreement, Buyer shall not assume any of the obligations or liabilities of the Assumed Contracts arising prior to the Closing or based on actions or inactions of Seller prior to the Closing;

Prepaid expenses and deposits as of the Closing Date (the "Prepaid Expenses") as set forth in Schedule 2.1(a)(vi) attached hereto, together with any additions thereto and subject to any reductions therefrom made or accrued by Seller in operating the Photomask Business in the ordinary course and in compliance with
Section 6.3 of the Asset Purchase Agreement after the Closing Date;

Sales data and information, customer lists, information relating to customers, suppliers' names, catalogs, sales literature, promotional materials, advertising matter and all rights thereto relating specifically to the Photomask Business; Intangible Property; the Goodwill associated with the Photomask Business; all of Seller's books, records, files, documents, pay history papers and agreements (including, but not limited to, those contained in computerized storage media) used solely in the Photomask Business and related to its employees, except for those employee records consisting of field folders, medical records and former employee actions brought against the Seller, which actions have been settled or adjudicated and the order of the court performed; all transferable Permits used in the Photomask Business; unemployment compensation, workers' compensation and other credits, reserves or deposits with applicable Governmental Entities relating to Seller's employees of the Photomask Business who become Employees of Buyer. Excluded Assets.

The Purchased Assets do not include the assets set forth below (the "Excluded Assets"): No rights, properties or assets of Seller shall be included in the Purchased Assets except to the extent specified in Section 2.1 (a) of the Asset Purchase Agreement. As an example, no cash, receivables or Contracts not expressly assumed hereunder by the Buyer are included as Purchased Assets. Buyer shall not acquire under the terms of the Asset Purchase Agreement any title to or interest in the name "Harris" or "Harris Semiconductor" or Seller's monograms, logos, trademarks, or any variations or combinations thereof or Seller's Product Mask Information. Buyer, however, shall be entitled to use all of Seller's Product Mask Information solely for the purpose of making Photomasks for Seller. Buyer shall use reasonable care in storing and maintaining Seller's Product Mask Information. Seller acknowledges that Seller's Product Mask Information is Seller's property and that Buyer shall have no liability for damages or loss related thereto; provided, however, that Buyer shall be liable for damages arising from Buyer's negligence or willful misconduct.

IN WITNESS WHEREOF, Seller has caused this Bill of Sale and Assignment to be executed as of the day and year first above written.

HARRIS CORPORATION,
a Delaware corporation

By:
   -------------------------------------------
   W.R. Morcom
   Vice President - General Manager Operations

                               Schedule 2.1(a)(i)

   SCHEDULE 2.1(a)(i) Fixed Assets, Equipment, Machinery, Tools, and Computer
                  Hardware being purchased by Buyer - Continued

                             FIXED ASSETS P11 FY'99
                      BUILDING 60 - SORTED BY ASSET NUMBER


------------------------------------------------------------------------------
BLDG.          ASSET NUMBER      DIV         DEPT     ASSET DESCRIPTION
------------------------------------------------------------------------------
60             792031B           OR          9460     STEAM HUMIDIFIER ORF
------------------------------------------------------------------------------
60             900111A           OR          7150     APPLE LASERWRITER
------------------------------------------------------------------------------
60             908790F           OR          7140     ETHERNET
------------------------------------------------------------------------------
60             913351B           OR          7120     SOFTWARE, DBCS, CALMA
------------------------------------------------------------------------------
60             913489A           OR          7140     CHAMBER, GCA, PBS
------------------------------------------------------------------------------
60             913489B           OR          7140     INSTALL, CHAMBER, GC
------------------------------------------------------------------------------
60             913636B           OR          7120     NIKON MEASURING INST
------------------------------------------------------------------------------
60             914496A           OR          7120     HOTTANK, CORNING, VC
------------------------------------------------------------------------------
60             914536A           OR          7120     REPAIR, QUANTRONICS I
------------------------------------------------------------------------------
60             914936A           OR          7140     PROCESSOR, APT. 9155
------------------------------------------------------------------------------
60             915393A           OR          7120     GRINDER BUEHLER, LXUT
------------------------------------------------------------------------------
60             916177A           OR          7120     INSPECT, HORIBA, P1000
------------------------------------------------------------------------------
60             916177B           OR          7120     FREIGHT
------------------------------------------------------------------------------
60             916259A           OR          7120     CHAMBER, HORIBA
------------------------------------------------------------------------------
60             916400A           OR          7120     MOTORIZED IMAGE ROTA
------------------------------------------------------------------------------
60             916400B           OR          7120     UPG FOR MEASURE UNIT
------------------------------------------------------------------------------
60             920918A           OR          7120     MICRO LASER PARTICLE
------------------------------------------------------------------------------
60             930187A           OR          7140     CD, OSI, VIDEO
------------------------------------------------------------------------------
60             930187B           OR          7140     RETROFIT KIT, OSI CC
------------------------------------------------------------------------------
60             940719A           OR          7120     ISOLATION, BARRY, 219E
------------------------------------------------------------------------------
60             940758A           OR          7120     CONTACT PRINTER
------------------------------------------------------------------------------
60             941637A           OR          7120     INSPECT, KLA, 219E
------------------------------------------------------------------------------
60             941637B           OR          7120     UPG TO RIA II
------------------------------------------------------------------------------
60             941637C           OR          7120     7 X 7 MASK HOLDER
------------------------------------------------------------------------------
60             942964A           OR          7120     PHOTOMASK CLEANER W/
------------------------------------------------------------------------------
60             952025A           OR          7120     QC MASK INSPECT SYST
------------------------------------------------------------------------------
60             952301A           OR          7120     PELLICLE MOUNTER
------------------------------------------------------------------------------
60             952981A           OR          7120     NIKON 5i LASER MEASU
------------------------------------------------------------------------------
60             955104A           OR          7140     TEKSCOPE
------------------------------------------------------------------------------
60             G10320078         OR          7140     MEBES, ETEC, M78
------------------------------------------------------------------------------
60             G10320078A        OR          7140     REFURBISHED M78
------------------------------------------------------------------------------
60             G10320078C        OR          7140     MEBES IV E-BEAM UPG
------------------------------------------------------------------------------
60             G10336548         OR          7140     MEBES, ETEC, M67
------------------------------------------------------------------------------
60             G10336548A        OR          7140     ETHERNET
------------------------------------------------------------------------------
60             G10336572         OR          7150     AMPLIFIER SYSTEM
------------------------------------------------------------------------------
60             G10336580         OR          7140     AMPLIFIER, ROGERS, N
------------------------------------------------------------------------------
60             G10336603         OR          7120     COMPARATOR, NIKON, 2
------------------------------------------------------------------------------
60             G10336637         OR          7120     INSPECT, KLA 101
------------------------------------------------------------------------------
60             G10336653         OR          7120     CHAMBER
------------------------------------------------------------------------------
60             G10336661         OR          7140     PROCESSOR, APT, 915
------------------------------------------------------------------------------
60             G10336679         OR          7140     PROCESSOR, APT, 915
------------------------------------------------------------------------------
60             G1354467A         OR          7130     PRINTER, TAMRACK, 1
------------------------------------------------------------------------------
60             G1354558A         OR          7130     PRINTER, TAMARACK, 1
------------------------------------------------------------------------------
60             G1354777A         OR          7130     TITLER, TAMARACK, CP
------------------------------------------------------------------------------
60             G1354813A         OR          7140     PROCESSOR, APT. 914
------------------------------------------------------------------------------
60             G1354975A         OR          7130     PROCESSOR, APT, 914
------------------------------------------------------------------------------
60             G1355180A         OR          7130     STEPPER, GCA, 3696
------------------------------------------------------------------------------
60             G1355182A         OR          7140     PROCESSOR, APT, 914
------------------------------------------------------------------------------
60             G1355238A         OR          7120     REPAIR, QUANTRONICS, I
------------------------------------------------------------------------------
60             G1355239A         OR          7120     INSPECT, KLA, 201
------------------------------------------------------------------------------
60             G1355239B         OR          7120     HOLDER, KLA 5X5X0.0
------------------------------------------------------------------------------
60             G1355261A         OR          7120     CD, LEITZ, MPVCD#1
------------------------------------------------------------------------------
60             G1355366A         OR          7140     PLOTTER, VERDATEC, M
------------------------------------------------------------------------------
60             G1355435A         OR          7120     INSP. REP., KLA/QUANT
------------------------------------------------------------------------------
60             G1355435B         OR          7120     PAY, FINAL DRSII/22
------------------------------------------------------------------------------
60             G1355435C         OR          7120     KLA 204 CONVERSION K
------------------------------------------------------------------------------
60             G1355435D         OR          7120     UPGRADE TO DRS-II
------------------------------------------------------------------------------
60             G1355465A         OR          7120     COMPUTER, IBM
------------------------------------------------------------------------------
60             G1355549A         OR          7120     CD, LETIZ, MPVCD#2
------------------------------------------------------------------------------
60             G1355605A         OR          7130     SCOPE, B&L STEREO
------------------------------------------------------------------------------
60             G1355606A         OR          7130     SCOPE, B&L STEREO
------------------------------------------------------------------------------

   SCHEDULE 2.1(a)(i) Fixed Assets, Equipment, Machinery, Tools, and Computer
                  Hardware being purchased by Buyer - Continued


------------------------------------------------------------------------------
60             G1355615A         OR          7140     SURFSCAN
------------------------------------------------------------------------------
60             G1355618A         OR          7120     CD, LEITZ, MPVCD#3
------------------------------------------------------------------------------
60             G1355668A         OR          7150     COMPUTER, TANDY, 200
------------------------------------------------------------------------------
60             G1355669A         OR          7120     COMPUTER, TANDY, 300
------------------------------------------------------------------------------
60             G1355690A         OR          7120     INSPECT, KLA, 101
------------------------------------------------------------------------------
60             G1610325A         OR          7130     CLEANER, UT, 603
------------------------------------------------------------------------------
60             G1610326A         OR          7120     CLEANER, UT, 603
------------------------------------------------------------------------------
60             G1610327A         OR          7120     CLEANER, UT, 603
------------------------------------------------------------------------------
60             G1900053A         OR          7140     SCOPE, LEITZ, ERGOLUX
------------------------------------------------------------------------------
60             G1900074A         OR          7140     COMPRESSOR, CHAMP #3
------------------------------------------------------------------------------
60             G1900075A         OR          7140     COMPRESSOR, CHAMP #4
------------------------------------------------------------------------------
60             G1900076A         OR          7140     COMPRESSOR, CHAMP #1
------------------------------------------------------------------------------
60             G1900077A         OR          7140     COMPRESSOR, CHAMP #2
------------------------------------------------------------------------------
60             G1900079A         OR          7140     N2 CABINET, OHIO, ET
------------------------------------------------------------------------------

   SCHEDULE 2.1(a)(i) Fixed Assets, Equipment, Machinery, Tools, and Computer
                  Hardware being purchased by Buyer - continued

----------------------------------------------------------------------------
AR-     Asset          Bldg.   Div.    Dept.   Description
TAG
---------------------------------------------------------------------------
79    No Tag          60      OR      7150    PT/HP 9-track tape/on Mask
---------------------------------------------------------------------------
80    No Tag          60      OR      7150    Disk Drive tower/on Mask
---------------------------------------------------------------------------
81                    60                      CONTROL ROBERTSHAW
---------------------------------------------------------------------------
103   910205A         60      OR      7120    WETDECK, 4'
---------------------------------------------------------------------------
104                   60                      WETDECK 4'
---------------------------------------------------------------------------
104   906340A         60      OR      7130    WETDECK 5'
---------------------------------------------------------------------------
105   G10314794       60                      INSPECT, KLA201, 106
---------------------------------------------------------------------------
106   903698A         60      OR      5450    PRINTER, KLA, 70
---------------------------------------------------------------------------
107   920086          60                      TERMINAL, VT330
---------------------------------------------------------------------------
108                   60                      HCM 100D, PMN9193
---------------------------------------------------------------------------
112   913496A         60      OR      7120    CAMERA, NIKON, 21
---------------------------------------------------------------------------
114   012101          60                      MICROSCOPE, M&M
---------------------------------------------------------------------------
115   911499A         60      OR      7140    SCOPE, LEITZ, SMLUX
---------------------------------------------------------------------------
121   906344A         60      OR      7130    WETDECK, 6'
---------------------------------------------------------------------------
121   906343A         60      OR      7130    WETDECK 6'
---------------------------------------------------------------------------
126   914325A         60      OR      7120    ISOLATION, BARRY, KLA, 69
---------------------------------------------------------------------------
127   SOM900110       60                      PRINTER, KLA, 70
---------------------------------------------------------------------------
128   905979          60                      PRINTER, DECWRITER II
---------------------------------------------------------------------------
131   906342A         60      OR      7140    WETDECK 4'
---------------------------------------------------------------------------
132   906341A         60      OR      7140    WETDECK 4'
---------------------------------------------------------------------------
135   916455          60                      CD, OS12
---------------------------------------------------------------------------
136   907731A         60      OR      7140    PLASMA, LFE
---------------------------------------------------------------------------
136   907738A         60      OR      7140    PUMP, LFE, PLASMA
---------------------------------------------------------------------------
137   914183          60                      CD, OS13
---------------------------------------------------------------------------
138                   60                      TABLE KINETIC
---------------------------------------------------------------------------
143   954255          60                      PROCESSOR HME
---------------------------------------------------------------------------
145   905900A         60      OR      7130    PROCESSOR, APT, 914, EB ETCH
---------------------------------------------------------------------------
148   012468          60                      OVEN, BLUE M
---------------------------------------------------------------------------
150   906338          60                      WETDECK, 4'
---------------------------------------------------------------------------
153   G10247040       60                      PRINTER, TAMARACK, 5"
---------------------------------------------------------------------------
154   SOM900014       60                      CLEANER, UT, 603
---------------------------------------------------------------------------
155   913401A         60      OR      7120    METER OAI EXPOSURE
---------------------------------------------------------------------------
158   909101B         60      OR      7120    MASK HOLDER, KLA, 100
---------------------------------------------------------------------------
158   909101A         60      OR      7120    INSPECT, KLA, 100
---------------------------------------------------------------------------
162                   60              7120    MEBES LOADER -M78
---------------------------------------------------------------------------
164   G10269195       60                      TITLER, TAMARACK, 153
---------------------------------------------------------------------------
167   914970          60                      CLEANER, UT, 2066
---------------------------------------------------------------------------
168   913179          60                      OVEN, BLUE M
---------------------------------------------------------------------------
169   G619932430      60                      COMPARATOR, NIKON, CM6
---------------------------------------------------------------------------
170   906339A         60      OR      7130    WETDECK 4'
---------------------------------------------------------------------------
171   012463          60                      INSPECT, CODE A, 012565
---------------------------------------------------------------------------

   SCHEDULE 2.1(a)(i) Fixed Assets, Equipment, Machinery, Tools, and Computer
                  Hardware being purchased by Buyer - continued

                         MECHANICAL AND ELECTRICAL ROOM

Compressed Air Dryer (2)
Piping
Central Chiller (L96)
Central Chiller (L92)
Emergency Chiller
Chilled Water Pump (2)
Refrigerant Monitor
Steam Humidifier (AHU 1,2,3,4)
Boiler-Steam
Air Handlers (1,2,3,4, 5)
Air Handlers (6, 7)
Chillers Controls (CSI)
Vacuum Pump
DI Wafer Pumps/Filters
Exide Sys. 150
Installation Charges
Electrical Upgrade (1991)
MCC Model 5 Control
Elec. Switch Gears
Basic Lite Fixtures


                               VAX HARDWARE ASSETS

Harris Alias                           Model/Device
------------                           ------------
Vmsy2K                                 VAX 4000 - 700 (128m of memory)
Chetah                                 Alpha Server 2100
Mask                                   Microvax 3800
Tiger/Felix                            Microvax 3100
Jaguar                                 VAXstation 3100
Cougar/Lynx                            VAXstation 4000-60
Lion/Puma                              DECstation 3000-300X
HSSDEV                                 ATL4/52 DLT Tape Silo
HSSDEV                                 RZ28 2.L GB SCSI Disk
HSSDEV                                 RZ29 4.3 GB SCSI Disk
HSSDEV                                 BA350-JA SCSI Storage Shelf
HSSDEV                                 TKZ09-VA (8mm Tape Drive)

   SCHEDULE 2.1(a)(i) Fixed Assets, Equipment, Machinery, Tools, and Computer
                  Hardware being purchased by Buyer - continued

                 Telecommunications Equipment, Personal Computer
                              and Related Equipment

Customer Service (Bldg. 56)

HP Design Jet 455A Plotter
Cougar 4000-60/Cougar
VAX 4000 CPU Upgrade
TAPE, DEC, on Cougar
VAX 3000 Puma/sn AB43800GCC
ULTRA 30/Wildfire
8505XL EXABYTE/on Wildfire
SUN SPARC 2/Starfire
VAX 3000/Lion/sn AB43800GWG
Plain Paper Fax
HP Laserjet Printer/Wildfire
Dell Optiplex/Cust. Data PC
Compaq DP SB/Ed Mills
Compaq Deskpro/Sue Umberger
Compaq DP 4000/Robert Quigley
Compaq DP 575/Debbie Fleming
Compaq Deskpro/Shiela Tyre
Compuadd 486/Lydia Guthridge
Compaq P166/Andra Nathanson
Compaq DP 575/Luis Pinto
Compaq 575/Phung Luu
Compaq DP4000/Dave Moffett
Portege 650CT Laptop/J Millspaugh
HP LaserJet III/J Millspaugh
Compaq DP5100/C Romano
HP Laserjet II Printer/C Romano
Compaq 266/Steven Suhling

Maintenance

Terminal, Dec, VT340/J Carter
Camera, 3M, Microfiche
CPQ Deskpro 2000/Pat Kervin
HP Laserjet 4si/Old Starfire Printer
Compaq DP/J Maciejewski
Compaq DP 4000/Scott Gallagher
Compaq 575/Pat Schappert
Compaq DP SB/Walt Rauch

Telecommunications (Bldg. 56)

Fastiron - 24 Ports

Chassis, Base T Conc
10 Base T Chassis
28115E 100M Stackable
Xyplex Server Chassi
10Baset Monitor Card
2115R 16 Port 100 BA
Base T Connector
3000 T Connector
3000 T Concentrator

Telecom & Computers - Building 60

Dell P75/ Bonnie Mitchell
Compaq DPSB/N Miller
Gateway 2000/Beth Morey
Lexmark Printer/B & Ship
Compaq DPSB/Bob Quinn
CPQ Deskpro 2000/F Trimboli
Compaq Prolinea 486/MEBES
Compaq/Robert Shaw Sys
Compaq 286/Particle Monitor
Add-on Costs/Particle Monitor
Compaq 486/Tom Thum box
CPQ 5166MMX/Bill & Ship
Compaq 386/R Manion/home
Compaq DP2000/Rick M
Compaq 5133 MMX/Robe
Lanier Fax 3800
Chassis, Base T Conc
Max 4500T Server
Vax Station Adapter
Terminal, VT240
Dell P75/Liz Helms
Compaq DP 575/Doug Quinn
Compaq DP/Charlie Burns
Compaq 386/MEBES
Compaq DP/Supervisors' PC
Compaq MT 466/Bay 2
HP LaserJet 4Plus/Prd Control
Compaq 433/Billie Hogan

                               Schedule 2.1(a)(ii)

             SCHEDULE 2.1(a)(ii) Cleanroom Fixtures and Improvements
                            being purchased by Buyer



Recirc. CHW/CW Pumps (11)
Air Handling Unit 08 & 09
Air Handling Unit 10 & 11
Air Handling Unit 12,13,14 & 15 (Pace)
HVAC Upgrade
Hood Duct Filter System
Processing Piping System
DDC System Progrss
EPE Power Block 30KVA
Clean Room Flooring
Doors/Walls/Ceiling
Particle Meas. System (Less Facility View Software)
Under Raised Floor Fire Alarm (Vesda)

                              Schedule 2.1(a)(iii)

  SCHEDULE 2.1(a)(iii) Fixed Assets, Equipment, Machinery, Tools, and Computer
                  Hardware being purchased by Buyer - continued


Cooling Tower
Cooling Tower Pumps (2)
Cooling Tower Base
Chiller Plant Upgrades (1997)
Scrubber/Exhaust System
Generator/Fuel System

                               Schedule 2.1(a)(iv)

    SCHEDULE 2.1(a)(iv) Inventory and Raw Materials being purchased by Buyer

Item                                                          Est. Value
----                                                          ----------
Raw Material - Photomask Blanks & Pellicles                   $226,000
Work-in-Progress (WIP)                                        $15,000
Finished Goods
Chemicals                                                     $14,000
Mask Boxes                                                    $25,000
Equipment Spare Parts (see list below)                        $103,000

On-site Equipment Maintenance Spares

New parts:

QC Optics

-------------------------------------------------
Microscope Drv. Bd.                $1,600.00
-------------------------------------------------
DMA BD                             $  825.00
-------------------------------------------------
I/O Bd.A                           $1,150.00
-------------------------------------------------
Analog Bd.                         $4,250.00
-------------------------------------------------
Sensor, Hammatsu                   $  880.00
-------------------------------------------------
PMT Tube                           $  550.00
-------------------------------------------------
Motor 22N                          $  300.00
-------------------------------------------------
Motor M1616C                       $  340.00
-------------------------------------------------
Laser, Pellicle                    $  580.00
-------------------------------------------------
Misc. Parts                        $1,600.00
-------------------------------------------------

Ultra-Tech Plate Cleaner
-------------------------------------------------
Pump, High Pressure                $2,000.00
-------------------------------------------------

-------------------------------------------------
Robert-Shaw System
-------------------------------------------------
DCM-UC                             $2,700.00
-------------------------------------------------
DCM-GPC                            $2,640.00
-------------------------------------------------
MSC-AC                             $  550.00
-------------------------------------------------
MSC-PO                             $  286.00
-------------------------------------------------
MSC-P1504                          $  450.00
-------------------------------------------------
DMSA-848                           $  650.00
-------------------------------------------------
DMSA-849                           $  610.00
-------------------------------------------------
DMSA-850                           $  400.00
-------------------------------------------------
MSC-U1000                          $1,770.00
-------------------------------------------------
DCM-10C                            $3,200.00
-------------------------------------------------
Misc. Parts                        $1,400.00
-------------------------------------------------

   SCHEDULE 2.1(a)(i) Fixed Assets, Equipment, Machinery, Tools, and Computer
                  Hardware being purchased by Buyer - continued


On-site Equipment Maintenance Spares - continued

-------------------------------------------------
Used Parts
-------------------------------------------------
QC Optics
-------------------------------------------------
Laser, Argon                       $  9,350.00
-------------------------------------------------
Laser Power Sup.                   $  3,375.00
-------------------------------------------------

  Ultra-Tech Plate Cleaner
-------------------------------------------------
Pump, High Pressure                $  1,500.00
-------------------------------------------------
Misc. Parts                        $  4,000.00
-------------------------------------------------

-------------------------------------------------
MEBES
-------------------------------------------------
H-P 8V Power Sup.                  $  1,200.00
-------------------------------------------------
M-III EBC                          $  8,200.00
-------------------------------------------------
M-III Vacuum System Cntrl          $  1,100.00
-------------------------------------------------
M-III Stage Cntrl Interface        $  1,200.00
-------------------------------------------------
M-III Electron Source Cntrl        $  1,400.00
-------------------------------------------------
CVI Cryo-pump                      $  6,000.00
-------------------------------------------------
M-III column Electronic P.S.       $  1,100.00
-------------------------------------------------
V-80 Plotter (2)                   $  2,600.00
-------------------------------------------------
LaB6 Gun                           $  4,200.00
-------------------------------------------------
Misc. Parts                        $  8,900.00
-------------------------------------------------

KLA 100
-------------------------------------------------
Printer Circuit Bds.               $  3,200.00
-------------------------------------------------

DRS-I & II
-------------------------------------------------
Misc. parts                        $  5,000.00
-------------------------------------------------

-------------------------------------------------
APT Processor
-------------------------------------------------
Misc. parts                        $  5,000.00
-------------------------------------------------

-------------------------------------------------
Tamarack Printer
-------------------------------------------------
Misc. Parts                        $  2,000.00
-------------------------------------------------

-------------------------------------------------
OSI/MPV Measuring Systems
-------------------------------------------------
Misc. Parts                        $  2,500.00
-------------------------------------------------

-------------------------------------------------
Nitrogen Booster System
-------------------------------------------------
Haskel Pump (4)                    $  2,600.00
-------------------------------------------------
TOTAL                              $103,156.00
-------------------------------------------------

                               Schedule 2.1(a)(v)

                      SCHEDULE 2.1(a)(v) Assumed Contracts


                                                        Order        Order      Order         Part
 Div     Dept     Charge            Vendor              Date         Number     Status       Number
  R      1999     510056    MICROLITHOGRAPHY           9/4/97        230799       O     710627-999999

  R      1999     510056    MICROLITHOGRAPHY           9/4/97        230801       O     710627-999999

  R      1999     510056    INKO INDUSTRIAL            7/10/98       238430       O     710627-0103

  R      1999     C10055    FISHER SCIENTIFIC CO.      7/14/98       238564       O     210549

  R      1999     510055    FISHER SCIENT              7/14/98       238564       O     210549

  R      1999     C10055    FISCHER SCIENTIFIC CO.     7/14/98       238565       O     210548

  R      1999     510055    FISCHER SCIENT             7/14/98       238565       O     210548

  R      1999     510056    DUPONT PHOTOMASKS INC      7/24/98       238687       O     710627-999999

  R      1999     510056    DUPONT PHOTOMASKS INC      7/24/98       238688       O     710627-999999

  R      1999     510056    INKO INDUSTRIAL           10/21/98       240438       O     710627-0106

  R      1999     510056    HOYA CORPORATION USA       11/3/98       240644       O     710538-31603

  R      1999     510056    HOYA CORPORATION USA       11/2/98       240645       O     710538-61603

  R      1999     510056    MICROLITHOGRAPHY INC      11/23/98       241105       O     710627-0503

  R      1999     510056    INKO INDUSTRIAL           11/23/98       241106       O     710627-0602




                                             Original     Invoiced      Dollars
 Div                 Description             Dollars       Dollars     Available
  R        PELLICLE, ENGINEERING              $8,000       $2,400        $5,600

  R        PELLICLE, ENGINEERING              $8,000       $2,400        $5,600

  R        PELLICLE, ASM                    $250,000     $175,625       $74,375

  R        DEVELOPER, AC-12350-2500
           (250 ML)                          $26,569      $19,587        $6,982

  R        DEVELOPER, AC-12350-2500          $26,569      $19,587        $6,982

  R        DEVELOPER, AC149660025 (2.5       $53,059      $39,640       $13,419
           LI.)

  R        DEVELOPER, AC149660025            $53,060      $39,640       $13,420

  R        PELLICLE, ENGINEERING             $54,000      $15,525       $38,475

  R        PELLICLE, ENGINEERING             $54,000      $15,525       $38,475

  R        ASM17P-113-1015-H                $112,000      $35,455       $76,545

  R        5*5 .090-2UM-EHQ-AR-PBS-U        $424,000     $182,850      $241,150

  R        6*6 .250-2UM-EHQ-AR-PBS-U        $727,650     $417,725      $309,925

  R        PELLICLE, PE                      $60,000      $32,820       $27,180

  R        PELLICLE, UT                      $35,500      $30,530        $4,970



                                                        Order        Order      Order         Part
 Div     Dept     Charge            Vendor              Date         Number     Status       Number
  R      1999     510056    DUPONT PHOTOMASKS INC      12/3/98       241296       O     710627-0307

  R      1999     510056    DUPONT PHOTOMASKS INC      12/3/98       241297       O     710627-0306

  R      1999     C10055    VWR SCIENTIFIC PRODUCTS    2/3/99        241979       O     210062-031

  R      1999     510056    HOYA CORP                  2/2/99        242092       O     710538-03000

  R      1999     510056    HOYA CORPORATION USA       2/2/99        242093       O     710538-32400

  R      1999     510056    HOYA CORP                  2/2/99        242094       O     710538-32103

  R      1999     510056    HOYA CORPORATION USA       2/2/99        242095       O     710538-31501

  R      1999     510056    HOYA CORP                  2/2/99        242096       O     710538-33000

  R      1999     510056    HOYA CORP                  2/2/99        242097       O     710538-53000

  R      1999     510056    HOYA CORPORATION USA       2/2/99        242098       O     710538-33200

  R      1999     510056    HOYA CORP                  2/2/99        242100       O     710538-31501

  R      1999     510056    IMAGEX                     2/5/99        242101       O     710538-11503

  R      1999     510056    HOYA CORP                  2/2/99        242102       O     710538-11412

  R      1999     510056    HOYA CORP                  2/2/99        242103       O     710538-02103

  R      1999     510056    IMAGEX                     2/5/99        242104       O     710538-01503

  R      1999     510056    MICROLITHOGRAPHY INC       2/5/99        242105       O     710627-0204

  R      1999     510056    INKO INDUST                2/5/99        242106       O     710627-0208




                                             Original     Invoiced      Dollars
 Div                 Description             Dollars       Dollars     Available
  R        PELLICLE:GN501G-5221H             $13,500      $12,825          $675

  R        PELLICLE:GN501P-5221H             $13,500      $12,825          $675

  R        CHEMICAL, CERIUM AMMONIUM         $34,040      $15,183       $18,857
           NITRATE

  R        4 4 .060-10UM-SLW-AR-1350          $1,300          $          $1,300

  R        5 5 .090-5UM-QZ-AR-1350-S         $18,000       $7,200       $10,800

  R        5X5 .090-5UM-WC-AR-PBS-U           $8,700          $          $8,700

  R        5 5 .090-2UM-EQZ-AR-1350-U        $42,250       $2,600       $39,650

  R        5 5 .090-10UM-SLW-AR-1350-S        $2,600          $          $2,600

  R        6 6 .120-10UM-SLW-AR-1350-S        $3,300          $          $3,300

  R        5 5 .090-5UM-NA-AR-1350-S        $155,000      $18,600      $136,400

  R        5 5 .090-2UM-EQZ-AR-1350-U        $42,250          $         $42,250

  R        4 4 .090-2UM-EQZ-AR-PBS-U         $12,000       $2,400        $9,600

  R        4 4 .090-2UM-QZ-CT-PBS-U           $7,250          $          $7,250

  R        4X4 .060-5UM-WC-AR-PBS-U           $6,300          $          $6,300

  R        4X4 .060-2UM-EQZ-AR-PBS-U          $5,750          $          $5,750

  R        PELLICLE, CANON                   $49,500       $4,950       $44,550

  R        PELLICLE, CANON                    $3,400          $          $3,400



                                                        Order        Order      Order         Part
 Div     Dept     Charge            Vendor              Date         Number     Status       Number

  R      1999     510056    INKO INDUST                2/5/99        242107       O     710627-0207

  R      1999     510056    MICROLITHOGRAPHY           2/5/99        242108       O     710627-0206

  R      1999     510056    MICROLITHOGRAPHY           2/5/99        242109       O     710627-0205

  R      1999     510056    MICROLITHOGRAPHY           2/5/99        242110       O     710627-0200

  R      1999     510056    INKO INDUST                2/5/99        242111       O     710627-0301

  R      1999     510056    INKO INDUST                2/5/99        242112       O     710627-0001

  R      1999     510056    MICROLITHOGRAPHY           2/5/99        242114       O     710627-0201

  R      1999     510056    MICROLITHOGRAPHY           2/5/99        242115       O     710627-0202

  R      1999     510056    INKO INDUST                2/5/99        242116       O     710627-0209

  R      1999     510056    INKO INDUST                2/5/99        242117       O     710627-0210

  R      1999     510056    INKO INDUSTRIAL            2/5/99        242118       O     710627-0303

  R      1999     510056    INKO INDUSTRIAL            2/5/99        242119       O     710627-0304

  R      1999     510056    INKO INDUSTRIAL            2/5/99        242120       O     710627-0305

  R      1999     510056    INKO INDUST                2/5/99        242121       O     710627-0400

  R      1999     510056    INKO INDUST                2/5/99        242122       O     710627-0401

  R      1999     510056    MICROLITHOGRAPHY           2/5/99        242123       O     710627-0402

  R      1999     510056    MICROLITHOGRAPHY           2/5/99        242124       O     710627-0403

  R      1999     510056    MICROLITHOGRAPHY           2/5/99        242125       O     710627-0500

  R      1999     510056    INKO INDUST                2/5/99        242126       O     710627-0504

  R      1999     510056    INKO INDUSTRIAL            2/5/99        242127       O     710627-0505

  R      1999     510056    MICROLITHOGRAPHY           2/5/99        242128       O     710627-0600

  R      1999     510056    MICROLITHOGRAPHY INC       2/5/99        242129       O     710627-0501





                                             Original     Invoiced      Dollars
 Div                 Description             Dollars       Dollars     Available
  R        PELLICLE, CANON                    $5,600          $          $5,600

  R        PELLICLE, CANON                    $2,750          $          $2,750

  R        PELLICLE, CANON                    $2,750          $          $2,750

  R        PELLICLE, CANON                   $60,000       $8,700       $51,300

  R        PELLICLE, GCA                     $64,000       $6,080       $57,920

  R        PELLICLE, TRE                     $32,000          $         $32,000

  R        PELLICLE, CANON                   $48,000       $9,360       $38,640

  R        PELLICLE, CANON                   $44,800       $3,540       $41,260

  R        PELLICLE, CANON                    $3,500          $          $3,500

  R        PELLICLE, CANON                    $3,500          $00        $3,500

  R        PELLICLE, GCA                      $9,600       $1,280        $8,320

  R        PELLICLE, GCA                      $6,500       $3,250        $3,250

  R        PELLICLE, GCA                      $6,500       $3,250        $3,250

  R        PELLICLE, NIK                      $3,450          $          $3,450

  R        PELLICLE, NIK                      $3,450          $          $3,450

  R        PELLICLE, NIK                      $6,500       $1,950        $4,550

  R        PELLICLE, NIK                      $6,500       $2,275        $4,225

  R        PELLICLE, PE                       $4,500         $600        $3,900

  R        PELLICLE, PE                      $11,550          $         $11,550

  R        PELLICLE, PE                      $19,200       $1,280       $17,920

  R        PELLICLE, UT                       $3,100          $          $3,100

  R        PELLICLE, PE                      $31,050       $8,775       $22,275



                                                        Order        Order      Order         Part
 Div     Dept     Charge            Vendor              Date         Number     Status       Number
  R      1999     510056    INKO INDUSTRIAL            2/5/99        242130       O     710627-0300

  R      7160     510056    RTD EXPRESS                2/2/99        242266       O     SERVICE

  R      1999     510056    HOYA CORPORATION USA       2/2/99        242287       O     710538-E1503

  R      1999     510056    DUPONT PHOTOMASKS INC      2/11/99       242386       O     710627-0406

  R      1999     510056    DUPONT PHOTOMASKS INC      2/11/99       242387       O     710627-0407

  R      1999     510056    MICROLITHOGRAPHY INC       3/2/99        242728       O     710627-0203

  R      1999     510056    HOYA CORPORATION USA       3/24/99       243283       O     710538-51503

  R      1999     510056    DUPONT PHOTOMASKS INC      3/30/99       243337       O     710627-0409

  R      1999     510056    DUPONT PHOTOMASKS INC      3/30/99       243338       O     710627-0306

  R      1999     510056    DUPONT PHOTOMASKS INC      3/30/99       243339       O     710627-0307

  R      7150     568550    INSTRUMENTATION            5/5/99        244192       O     03-07720-02
                            SERVICES

  R      7140     568550    INTEGRATED SOFTWARE        5/7/99        244269       O     SERVICE
                            DESIGN INC

  R      1999     510054    ASHLAND CHEMICAL CO        5/17/99       244458       O     210062-017


  R      1999     510053    FLUOROWARE INCORPORATED    5/21/99       244552       O     215494-012



                                             Original     Invoiced      Dollars
 Div                 Description             Dollars       Dollars     Available
  R         PELLICLE, GCA                     $30,500       $2,745       $27,755

  R         SERVICE, SEE BELOW PLEASE            $500         $115          $385

  R         7.25  .150-2UM-EQZ-AR-PBSU       $520,000     $298,480      $221,520

  R         PELLICLE; NI522P-5211H            $14,500      $11,600        $2,900

  R         PELLICLE; NI522G-5211H            $14,500       $9,425        $5,075

  R         PELLICLE, CANON                   $81,000      $25,920       $55,080

  R         6 6  .120-2UM-EQZ-AR-PBSU        $240,000      $52,000      $188,000

  R         PELLICLE; NI609P-7043L            $94,000       $9,400       $84,600

  R         PELLICLE: GN501P-5221H            $54,000       $8,100       $45,900

  R         PELLICLE: GN501G-5221H            $54,000       $7,425       $46,575

  R         PRINTER HEAD, STYLUS 6470            $220          $            $220


  R         ON-TAP ALPHA DEPT. S                 $795          $            $795
            4000, 2100 SER. 5294A

  R         ACETIC ACID, (4 X 9 LB. PER          $799         $396          $403
            CASE)

  R         BOX FOR FINISHED PHOTOMASK-5"        $756         $378          $378
            PA'S H60-60-0615 WHT



                                                        Order        Order      Order         Part
 Div     Dept     Charge            Vendor              Date         Number     Status       Number
  R      1999     510053    FLUOROWARE INCORPORATED    5/21/99       244553       O     215494-014


  R      7120     568202    ZEPHYRHILLS WATER          2/10/99       252032       O     1






                                             Original     Invoiced      Dollars
 Div                 Description             Dollars       Dollars     Available
  R         BOX FOR FINISHED PHOTO             $4,310       $2,155        $2,155


  R         DRINKING WATER SYSTEM AND            $500         $243          $257
            BOTTLED WATER

                               Schedule 2.1(a)(vi)

                      Schedule 2.1(a)(vi) Prepaid Expenses

Software - Est. Value $4,000

                                  Schedule 7.6

Schedule 7.6(a) All Software Licenses used in or on behalf of the Photomask Business


Facility View
Standard Client (Windows 95/NT, MS Office 97 Pro, Outlook, I.E., Onnet, McAfee) Kea!
Adobe Acrobat 3.0
Corel PhotoPaint
PowerBuilder 6.0
Visio Hub/Docs: Exceed 6.1
L-View Pro 2.0
WinZip Visual Basic 5.0
Visual C++
Project
FrontPage98
Microsoft Developer
Wave Star 1.1.2
Pocket Logger
Perl
FedEx Shipping
Harvard Graphics
3.05 LabelWorks
2.0 Lotus 1-2-3, v3.1
Microsoft Liquid Motion
Omni Page (OCR software)
Paradox 4.0
Paradox 4.5
PGP 5.5 for Enterprise Security
ProComm Plus
Quick Books 4.0.2
Telemoney PC Batch 2.2 (VISA)
Cobol
Ontap
JSS
DECset
CDD/DBMS
DECForms
Diskeeper
Multinet
Pascal
DEC C
FMS
RS 1
Robomon

Schedule 7.6(a) All Software Licenses used in or on behalf of the Photomask Business (continued)


SLS
PGPOST
MIZER
MDECK
EYORE
TABBY
CATS GRAPHICS
CATS FRACTURE
MNET
MICE II
SARA
INGRESS
BILL AND SHIP
CASPER
PERF EVAL
CONNX
JSURVEY
PGP UNIX ENCRYP
LABELING
UCX TCP/IP
VMS 5.5-2 OS
VMS 5.4 OS
VMS 6.2 OS
VAX Watcher
VAX DW-MOTIF
Consilium Workstream
On Line SPC
Tom Thum
HITG Web Site
Customer Web Sites
Solaris Unix 2.5.1 OS
Sun 4.1.4 O

                                                                       Exhibit B

                                    [Form of]

                                 Lease Agreement



                                  by and among


                               Harris Corporation
                           Semiconductor Business Unit


                                       and




                                Align-Rite, Inc.

                                 LEASE SUMMARY

Lessor:                                  Harris Corporation
                                         Semiconductor Business Unit
         Notice Address:                 2401 Palm Bay Road NE, m/s 53-205
                                         Palm Bay, FL 32905
                                         Attention: Tim Muth

         Phone Number:                   (407) 724-7988
         Fax Number:                     (407) 729-4887

         with a copy to:                 Vice President Counsel
                                         Harris Semiconductor Business Unit
                                         2401 Palm Bay Road NE, m/s 53-216

         Fax Number:                     (407) 729-5952
----------------------------------------------------------------------------

Lessee:                                  Align-Rite, Inc.
         Notice Address:                 c/o 2428 Ontario Street
                                         Burbank, CA  91504
                                         Attention: Petar Katurich

         Phone Number:                   (818) 843-7220
         Fax Number:                     (818) 563-4902

         with a copy to:                 J. Jay Herron, Esquire
                                         Robert L. Davis, Esquire
                                         O'Melveny & Myers
                                         610 Newport Beach, California 92660

         Phone Number:                   (949) 823-6906
         Fax Number:                     (949) 823-6994

----------------------------------------------------------------------------

Date of this Agreement:                  July 2, 1999

Description of Demised Premises:         Building 60 and a portion of
                                         Building 56, as described in
                                         Exhibits "A" through "D" hereof

Gross Rentable Square Feet:              Building 60: approx. 25,567 sq. ft.
                                         Building 56: approx. 8,108 sq. ft.

Lessee's proportionate Share:          Building 60: 100%
                                       Building 56: 50.6% (4,101 sq. ft.)
                                                    with option to expand
                                                    to 95%

Rent:                                  Years 1 - 2 $225,000.00 annually,
                                                   plus tax; adjusted if
                                                   the option to expand the
                                                   occupied portion of
                                                   building 56 is exercised
                                                   ("Adjusted Rent")
                                                   $225,000 or the adjusted
                                                   rent increased by
                                                   the increase, if
                                                   any, in the
                                                   Producer Price
                                                   Index for the
                                                   month of July in
                                                   the year in which
                                                   any option to
                                                   renew is exercised
                                                   over the Producer
                                                   Price Index for
                                                   July, 1999, if
                                                   option to renew is
                                                   exercised.

Term of Lease:                         Two (2) years

Option to Extend Term:                 Six (6) options of three (3) years
                                       each

Commencement date:                     July 3, 1999

Liability Insurance:                   Lessor to provide for Building Shells
                                       Lessee to provide for Building contents

Security Deposit:                      None

                                Table of Contents

 1.      Premises
 2.      Term
 3.      Rent
 4.      Additional Rent/Tax
 5.      Use of Premises
 6.      Utilities
 7.      Maintenance, Repairs & Alterations
 8.      Fixtures
 9.      Security
10.      Services
11.      Signs
12.      Parking Spaces
13.      Entry Way
14.      Hazardous Material Storage Area
15.      Stock Room
16.      Telephone Communications Equipment
17.      Condition of Premises
18.      Insurance
19.      Destruction of Premises
20.      Condemnation
21.      Default
22.      Remedies Upon Event of Default
23.      Option to Renew
24.      Option to Expand
25.      Hazardous Materials
26.      Indemnification
27.      Abandonment of Premises
28.      Assignment and Subletting
29.      Option to Cancel
30.      Compliance with Law
31.      Holding Over
32.      Lessor's Right to Entry and Inspection
33.      Lessor's Right to Perform Lessee's Covenants
34.      Late Payment Charges
35.      Liens
36.      Notices
37.      Quiet Enjoyment
38.      Security Deposit
39.      Successors and Assigns
40.      Surrender of Premises
41.      Transfer of Property by Lessor
42.      Estoppel Certificate and Subordination

43.      General
44.      Governing Law
45.      Force Majeure
46.      Entire Agreement
47.      Attorneys' Fees
48.      Authority



                                    Exhibits

Exhibit A - Map of the Complex located at 2401 Palm Bay Road NE, Palm Bay, FL
            32905

Exhibit B - Description of the demised Premises

Exhibit C - Layout of Building 56, first floor

Exhibit D - Layout of Building 56, second floor

                              COMMERCIAL NET LEASE

This Lease Agreement is entered into this 2nd day of July, 1999 at Palm Bay, Florida, by and among Harris Corporation, a Delaware Corporation, acting through its Semiconductor Business Unit, 2401 Palm Bay Rd. NE, Palm Bay, FL 32905 ("Lessor"), and Align-Rite, Inc., a Florida Corporation, c/o 2428 Ontario Street, Burbank, CA 91504-3195 ("Lessee").

                                    RECITALS

     WHEREAS, Lessor and Lessee have or will enter into a separate Asset Purchase Agreement ("Asset Purchase Agreement") of even date herewith for the sale of certain assets to Lessee used in connection with Lessor's Photomask Business; and

     WHEREAS, Lessor and Lessee have or will enter into a separate Site Services Agreement ("Site Service Agreement") of even date herewith for the provision of certain services to Lessee used in connection with Lessor's Photomask Business; and

     WHEREAS, Lessor has agreed to lease the principal facilities used in the Photomask Business ( as defined in the Asset Purchase Agreement) to Lessee.

                                    AGREEMENT

     In consideration of the premises, the mutual promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

1. PREMISES:

     Lessor hereby leases to Lessee and Lessee hires from Lessor for the Term, at the rental, and upon all of the conditions set forth herein, a portion of the complex situated in the City of Palm Bay, Brevard County, State of Florida, located at 2401 Palm Bay Rd. NE, Palm Bay, FL 32905 (the "Complex", a map of which is attached hereto and incorporated herein as Exhibit "A"), said portion consisting of Building 60, which contains the Imaging Technology Group photomask manufacturing facilities, and a portion of Building 56, which contains office space, more particularly depicted in Exhibits "B" through "D" attached hereto and incorporated herein by reference (the "Premises").

2. TERM:

     The term of this Lease shall be for twenty-four (24) months commencing July 3, 1999, (the "Commencement Date") and terminating on July 2, 2001, The term shall be automatically renewed for six extensions of three years each, pursuant to Section 23, unless terminated pursuant to Section 29 (as so extended the "Term").

3. RENT:

     Rent shall be payable in advance on the first day of each month, commencing on July 3, 1999 without abatement, deduction, offset, prior notice or demand. Building 60 is a triple-net lease, whereby the monthly rent covers the building shell only; real property taxes, utilities, site services and insurance on the building shell are not included. Building 56 is a fully-burdened lease, whereby the monthly rent includes all utilities, real property taxes, and insurance on the building shell. The total rent for the Premises, consisting of 100% occupancy of building 60 and initially 50.6% occupancy of Building 56, shall be $225,000.00 annually, which is $18,750.00 per month.

     If the Commencement Date of this Lease is other than on the first of the month, that month's rent shall be pro-rated accordingly. The rent for the last month of the Lease, whether during the Term, shall also be pro-rated. Commencing on the twenty-fifth (25th) month of the Term hereof and thereafter every three
(3) years, the annual rent shall be adjusted (as illustrated below) by adding to the annual rent an amount calculated by multiplying Base Rent by the Increase in PPI, if a positive number. As used herein: "Base Rent" means $225,000 or, if Lessee has exercised its option to increase occupancy of Building 56 to 95% of this area of the Building, $250,000; "Increase in PPI" means the amount obtained by subtracting the Commencement PPI from the Final PPI and dividing such difference by the Final PPI' "Commencement PPI" means the PPI for July 1999; "Final PPI" means, with respect to the first renewal term, the PPI for June 2001 and, with respect to each successive renewal term, the PPI for the month immediately preceding the first month of the applicable successive renewal term; and "PPI" means the Producer Price Index for the month in question as published by the United States Department of Commerce ("USDC"), or such substitute or replacement index therefor as may be published by the USDC. In the event that the PPI is discontinued and not replaced by an index published by the USDC, the parties hereto shall agree to a reasonable replacement index to approximate the results under the foregoing formulas that would be achieved through use of the PPI.

         Example of Rent Calculation
         New Rent (1st Renewal Term) =

Base Rent + [(Base Rent) x ({PPI (6/01)} - {Commencement PPI}/Commencement PPI)]

         New Rent (2nd Renewal Term) =

Base Rent + [(Base Rent) x ({PPI (6/04)} - {Commencement PPI}/Commencement PPI)]

Should Lessee exercise the option to expand as set forth in Section 23 herein, the monthly rent of Building 56 will increase to reflect 95% occupancy, and the total rent for the Premises shall be $250,000 annually, which is $20,833.33 per month.


4. ADDITIONAL RENT/TAX:

          a) In addition to the rent required to be paid under this Lease, Lessee shall pay, as additional rent, the utilities charges as set forth in the "Consumables" Section (provided to Align-Rite by Harris) on page 2 of Exhibit "A" of the Site Services Agreement.

          b) In addition to the rent required to be paid under this Lease, Lessee shall pay, as additional rent, six percent (6%) Florida sales tax on the monthly rental amount as required by Florida Statutes ss. 212.031.

          c) In addition to the rent required to be paid under this Lease, Lessee shall pay, as additional rent, a monthly pro-rata portion of any and all Real Property Taxes levied or assessed against Buildings 60 during the Term of this Lease. The estimated real estate taxes in fiscal year 2000 for Building 60 is $17,244.

          d) For purposes of this Lease, Real Property Taxes shall be defined as follows: (i) All real estate taxes, including but not limited to town, county and school taxes payable (adjusted after protest or litigation, if any) for any part of the term of this Lease including any extension period hereof on the Premises, (ii) any taxes that shall be levied in lieu of the taxes described in (i) above or that shall be levied on the gross rentals of the Premises but excluding all income taxes of Lessor, (iii) any other governmental real estate taxes, levies, impositions or charges of a similar or dissimilar nature, whether general, special, supplemental, ordinary, extraordinary, foreseen or unforeseen that may be assessed, levied or imposed upon all or any part of the Premises, and (iv) the reasonable expense of contesting the amount or validity of any such taxes, charges or assessments, such expense (including reasonable attorneys' fees) to be applicable to the period of the item contested. If the method of taxation of real estate utilized by the taxing jurisdictions having jurisdiction over the Premises at the time of execution of this Lease shall be altered so as to cause the whole or any part of the taxes now or hereafter levied, assessed or imposed on real estate to be levied, assessed or imposed upon Lessor wholly or partially, as a capital levy or other tax or otherwise, or on or measured by the rents received therefrom, then such new or altered taxes attributable to the Premises shall be included within the term "Real Estate Taxes."

          e) Tax Hold-Harmless Clause: Lessee shall indemnify and hold Lessor and the property of Lessor, including said Premises and any improvements now or hereafter on said Premises, free and harmless from any liability, loss, or damage resulting from any taxes, assessments, or other charges required by this Article to be paid by Lessee and from all interests, penalties, and other sums imposed thereon and from any sales or other proceedings to enforce collection of any such increase in taxes, assessments, or other charges.

          f) Payment by Lessor: Should Lessee fail to pay within the time specified in this Article any taxes, assessments, or other charges required by this Article to be paid by Lessee, Lessor may, but is not obligated to, without notice to or demand on Lessee, pay, discharge, or adjust such tax, assessment, or other charge for the benefit of Lessee. In such event, Lessee shall promptly on written demand of Lessor reimburse Lessor for the full amount paid by Lessor in paying, discharging, or adjusting such tax, assessment, or other charge together with interest thereon at the rate of ten percent (10%) per annum from the date of payment by Lessor until the date of repayment by Lessee. Where no time within which any charge required by this Article to be paid by Lessee is specified in this Article, such charge must be paid by Lessee before it becomes delinquent.

          g) Lessee shall pay all taxes assessed against or levied upon fixtures, furnishings, equipment and all other personal property of Lessee located in the Premises other than those furnished and paid for by Lessor.


5. USE OF PREMISES:

     The Premises shall be used and occupied by Lessee for its lawful business consistent with the Photomask Business conducted on the Premises by Lessor prior to the Closing Date and incidental uses thereto. Lessee is responsible to obtain any and all licenses and/or permits required for the lawful operation of Lessee's business.

6. UTILITIES:

     Lessee shall pay or cause to be paid all charges for the furnishings of utilities to Building 60 including, but not limited to, water, electricity, nitrogen and deionized water to the Premises during the term of this Lease as set forth in the Site Services Agreement. Lessor will provide utilities in accordance with Lessor's specifications. Lessee hereby acknowledges that Lessor is not in the business of providing the utilities herein and that Lessor does not warrant the performance of providing utilities hereunder. In the event of an error or omission in the provision of utilities which shall be established to be principally caused by Lessor's performance hereunder, Lessor shall credit Lessee for any previously invoiced charges in connection with such utilities. Such adjustment shall be Lessee's only remedy. Lessor shall have no liability to Lessee for any special, consequential, or incidental damages. Lessor shall undertake to perform services hereunder for Lessee substantially in the same manner as if it were performing such services for a Lessor business unit. Lessor's obligations to provide any service hereunder is conditioned upon the responsible party obtaining prior to the commencement of such services all necessary governmental licenses, approvals, and permits. The utility charges shall be considered additional rent in accordance with Article 4 of this Lease.

7. MAINTENANCE, REPAIRS & ALTERATIONS:

          a) Lessee agrees that the Premises are now in a tenantable and good condition. Lessor shall maintain the building structure, all utility and production supply piping up to the point of entry into the Premises or to the meter, if applicable, windows, doors, landscaping, parking lot, fire detection and alert system, and the interior sprinkler system of the Premises in good condition and repair in accordance with the policies and procedures of Lessor, whether written or oral, by which Lessor maintains the other buildings on the Complex. Repairs will be performed in accordance with Lessor's standard procedures for scheduling such work, using the same workmanship levels and materials used for the adjacent buildings of the Complex as shown on Exhibit "A". Lessee shall maintain the remainder of the Premises in good condition and repair.

          b) Lessee may use any contractor of Lessee's choice to complete any repair, maintenance, alteration, or improvement to be completed under this Section. All such contractors must submit required information to Lessor's facility and security functions and be cleared and badged appropriately before being admitted to the Complex. Information required to be submitted to the Facilities department prior to the commencement of work includes the scope of the work, detailed engineering drawings, and a bill of materials. In the alternative, at Lessee's request, Lessor shall make available to Lessee, Lessor's list of qualified contractors, which Lessee is free to hire to complete any repair, maintenance, alteration, or improvement.

          c) The Premises shall not be materially altered, repaired or changed without the written consent of Lessor, which will not be unreasonably withheld. Detailed descriptions or drawings ("Plans") of proposed alterations are to be supplied to the Lessor ten (10) business days prior to the start of work. The Lessor will respond in writing within ten (10) business days of its receipt of any Plans; Lessor's failure to respond within such period shall be conclusively deemed to be Lessor's approval of the applicable Plans.

          d) Lessee may at Lessee's option and Lessee's expense submit a work order to Lessor's facilities department to complete any repair, maintenance, alteration, or improvement. In such event Lessor shall charge Lessee for the work in accordance with the Site Services Agreement between Lessor and Lessee.


8. FIXTURES:

     Only those fixtures and improvements set forth in Schedules to the Asset

Purchase Agreement shall belong to Lessee; all other fixtures and improvements to the Premises shall remain the property of Lessor. All fixtures and improvements other than Lessee's trade fixtures and equipment which are installed or constructed upon or attached to the Premises by either the Lessor or the Lessee shall become a part of the realty and belong to Lessor. Lessee may, at the termination or expiration of this Lease, or at any other time, remove from the Premises all trade fixtures, equipment, and other personal property owned by Lessee and not permanently affixed to the Premises. Upon said removal, Lessee shall restore the Premises to its original condition at the time of occupancy, normal wear and tear and other casualty damage excepted.


9. SECURITY:

     Building security will be supplied by the Lessor at the cost and terms set forth in the Site Services Agreement. These services include:

          (a) Guard Services:

          o Periodic checks of the closed area: twice per day during 1st shift, and every two hours during 2nd and 3rd shifts, weekends, and holidays.

          (b) Badging:

          o Badge Lessee's guests and employees with a badge different from that of Lessor's employees, but permitting Lessee's employees unrestricted access to all common areas of the Complex. Lessor's employees and agents shall have unrestricted access to both Building 56 and 60.

          o    Lobby training and support for Building 60 receptionist

          o Provide perimeter access control and interface with Cardkey systems

          o    Handle incoming and outgoing classified visits

          (c) Clearances:

          o Fingerprinting, paperwork processing, electronic submission to appropriate government agencies, appointments for polygraphs, interviews with government investigators.

          (d) Briefings:

          o Initial security briefings to all cleared employees, rebrief when appropriate, debrief when employees terminate.

          o    Foreign travel briefing and reporting

          o    Computer Security briefings

          (e) Security Education:

          o    Periodic reminders of security practice for cleared employees

          (f) Locks and Combinations:

          o Furnish "approved containers" and approved locks for classified storage, maintain classified combinations. Change combinations when required.

          (g) Classified Material Control:

          o Control and accountability of all classified materials (documents and hardware).

          o Shipping and Receiving of all classified material on the premises.

          (h) Computer Security support

          (i) CSSO (Contractor Special Security Officer) and COMSEC (Communications Security) Custodian on premises.

          (j) Liaison with Defense Security Service Reps. and NSA for internal audits and inspections.

     Lessee shall appoint a security officer responsible for all security matters relating to Lessee's Photomask Business. The name of this person shall be provided to Lessor within five (5) business days after the commencement of this Lease. Lessee shall, at its sole cost, obtain a security clearance for the Premises as required to handle classified materials in accordance with U.S. Government Department of Defense requirements.

     Lessee will have access to and use of the secure conference room located in Building 52 as shown on Exhibit "A", subject to preemption by Lessor for confidential meetings which necessarily take priority over said use by Lessee. Lessee shall comply with Lessor's on-site hurricane preparedness and evacuation plan as directed by the Complex Director of Emergency Operations. Lessee acknowledges receipt of a copy of Lessor's Hurricane Plan.


10. SERVICES:

     Lessor will provide Lessee with site services in accordance with the cost and terms set forth in the Site Services Agreement.


11. SIGNS:

          a) Lessee may install a suitable sign on the Complex which meets all applicable signage codes, with the prior written approval of the Lessor, which shall not be unreasonably withheld. Lessee shall not construct any projecting sign or awning without the prior written consent of Lessor, which consent shall not be unreasonably withheld. The cost of the sign, its installation, operation, and maintenance expenses shall be Lessee's sole expense.

          b) Lessee may install suitable signs which meet all applicable signage codes for the six (6) designated parking spaces assigned in Section 12, subject to the prior written approval of the Lessor, which consent shall not be unreasonably withheld. Upkeep of the signs shall be at Lessee's sole expense.

12. PARKING SPACES:

     Lessee shall be assigned and entitled to use at no additional cost six (6) parking spaces in the parking lot located to the south of Building 54 and to the east of Building 53 of the Complex as shown on Exhibit "A". Lessee may mark these as designated spaces with signs as set forth in Section 11.


13. ENTRY WAY:

     Lessee may install a separate covered entry way to Building 60 from the parking lot located to the south of Building 54 and to the east of Building 53 of the Complex as shown on Exhibit "A", with the prior written consent of the Lessor, which consent shall not be unreasonably withheld. The cost of the entry way, its installation, operation, and maintenance shall be at Lessee's sole expense.


14. HAZARDOUS MATERIAL STORAGE AREA:

     Lessee may build a separate storage area for Hazardous Materials on the west side of Building 60 adjacent to the loading dock with approximate dimensions of twenty-four feet by twenty feet (24' x 20'), having access from both inside and outside the building, subject to the prior written consent of Lessor, which consent shall not be unreasonably withheld. The cost of installation, operation, and maintenance of this storage area shall be at Lessee's sole expense.


15. STOCK ROOM:

     Lessee shall have access to and use of the Building 61 stock room during Lessor's normal operating hours for those materials necessary for operation of Lessee's Photomask Business. Materials stored by Lessee shall be substantially the same as those stored by Lessor for use in the Photomask Business prior to the Closing Date. No material change in the type or kind of materials stored in Building 61 after the Closing Date by Lessee is allowed without the prior written approval of Lessor, which consent shall not be unreasonably withheld. Lessee must furnish Material Safety Data Sheets with any new chemicals approved for storage by Lessor. For the purposes of Sections 15 and 25 the introduction, use, storage or disposal of any materials not used by the Photomask Business prior to the Closing Date, which are toxic, corrosive, hazardous substances or flammable (including solvents) constitutes a material change.


16. TELEPHONE COMMUNICATIONS EQUIPMENT:

     Lessee shall be allowed to use the local telephone service provider's external telephone lines and network interface on the Complex for connecting their own separate telephone system with the service provider. Lessor's telecommunications personnel shall be consulted prior to any work relating to telephone connections is performed. All work, equipment, connection fees, and usage fees for a separate telephone system and account will be at Lessee's sole expense. If Lessee exercises the option to expand as set forth in Section 24 herein, Lessor's telecommunications personnel shall be allowed access to the sixty-nine (69) square-foot Communications Equipment Room (CER) located in Building 56 as shown in Exhibit "C" during the remainder of the Term, with reasonable prior notice to Lessee. Lessor shall maintain possession and control of the four-hundred (400) square-foot CER located in Building 56 as shown on Exhibit "C" throughout the entire Term of this Lease, including renewal Terms.


17. CONDITION OF PREMISES:

     Except as otherwise provided in this Lease, Lessee has inspected and hereby accepts the Premises in their condition existing as of the Commencement Date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by all exhibits attached hereto. Lessee acknowledges that neither Lessor nor Lessor's agent has made any representation or warranty as to the present or future suitability of the Premises for the conduct of Lessee's business, except as set forth in the Asset Purchase Agreement.

     Notwithstanding the foregoing, Lessor agrees to deliver the Premises to Lessee with basic facilities equipment in repair and operational including those mechanical, plumbing and electrical systems which were in place as of July 2, 1999. Lessor agrees to provide a knowledgeable individual to review the start-up of the basic facility equipment and transfer the information to the appropriate staff member of Lessee. This support will not exceed one week of time and will be a one-time event.


18. INSURANCE:

     Lessor will obtain and keep in effect throughout the Term an insurance policy providing general comprehensive property damage insurance for the building shells, including floor, walls and ceiling (but not the cleanroom) only. Lessee will obtain and keep in effect throughout the Term an insurance policy providing bodily injury liability insurance with a limit amount of not less than $2,000,000.00 per occurrence, which names Lessor as an additional insured. The limits of said insurance shall not however limit the indemnity provisions of Lessee hereunder.

          (a) Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers or any person in, on, or about the Premises nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents, invitees or contractors whether such damage or injury is caused by or results from fire, wind, steam, electricity, gas, water or rain or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures or from any other cause whether the same damage or injury results from conditions arising upon the Premises or upon other portions of the Complex of which the Premises are a part or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Lessee, unless such damage or injury results from the gross negligence or willful acts of Lessor, Lessor's employees, agents or contractors.

          (b) Property Damage Insurance: Lessee agrees at its sole expense to maintain in full force during the Term, a policy of property damage coverage for any and all personal property of Lessee on the Premises in the amount of its reasonable replacement value. Consistent with the foregoing, Lessee shall, at Lessee's own cost and expense at all times herein, during the Term of this Lease and any extended term thereof, keep the contents of the Premises, including the cleanroom, improvements and other personal property on the Premises insured for their full replacement cost against loss or destruction by fire, earthquake, flood wind, and other perils, including vandalism and malicious mischief, commonly covered under the standard extended coverage endorsement in Brevard County, State of Florida.

          "Full replacement cost" as used in this section shall mean the actual cost of replacement for personal property and other improvements on the Premises as determined from time to time. If at any time during the term of this Lease, Lessor believes that the full replacement cost has increased, Lessor shall notify Lessee in writing. If Lessee agrees with the increased full replacement cost set forth in Lessor's notice, Lessee shall increase the amount of insurance carried to the amount stated in the notice. If the parties are unable to agree within that time period, the increased full replacement cost, if any, shall be determined by the insurance carrier that is then carrying the largest amount of fire and extended coverage on the Premises. That determination shall be final and Lessee shall immediately increase the amount of insurance to the amount determined by that carrier.

          (c) Waiver of Subrogation Rights: Lessee and Lessor each hereby release and relieve the other and waive their entire right of recovery against the other for loss or damage arising out of or incident to all perils insured against, which perils occur in, on or about the Premises whether due to the negligence of Lessor or Lessee or their agents, employees, contractors or invitees. Lessee and Lessor shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers of the foregoing mutual waiver of subrogation.

19. DESTRUCTION OF PREMISES:

          (a) Duty to Repair or Restore: If any improvements, including buildings and other structures, located on the Premises are damaged or destroyed during the term of this Lease or any renewal or extension thereof, the damage shall be repaired as follows:

               (i) If the damage or destruction is caused by a peril against which fire and extended coverage insurance is required to be carried by Section 18 of this Lease, Lessor shall repair that damage as soon as reasonably possible and restore the Premises and improvements to substantially the same condition as existed before the damage or destruction, regardless of whether the insurance proceeds are sufficient to cover the actual cost of repair and restoration.

               (ii) If the damage or destruction is of personal property of Lessee and is caused by a peril against which fire and extended coverage insurance is required to be carried by Section 18 of this Lease, Lessee shall repair that damage as soon as reasonably possible and restore the Premises and improvements to substantially the same condition as existed before the damage or destruction, regardless of whether the insurance proceeds are sufficient to cover the actual cost of repair and restoration.

               (iii) If the damage or destruction is caused by a peril against which insurance is not required to be carried by this Lease, subject to their rights to terminate this Lease described in this Section, Lessor shall repair that damage to the buildings and Lessee shall repair that damage to its personal property and any improvements to the Premises owned by Lessee, trade fixtures, equipment and the like as soon as reasonably possible and restore the Premises to substantially the same condition as existed before the damage or destruction.

         (b)  Termination of Lease for Certain Losses:

               (i) Notwithstanding any other provision of this Lease, if any improvements located on the Premises are damaged or destroyed to such an extent it will cost more than $250,000.00 (as determined by Lessor in the exercise of its reasonable discretion) to repair or replace them, and the damage or destruction is caused by a peril against which insurance is not required to be carried by this Lease, Lessor may terminate this Lease by giving Lessee written notice of the termination. The notice must be given within thirty (30) days after occurrence of the damage or destruction.

               (ii) Lessee and Lessor shall each have the right in its respective sole and absolute discretion, to terminate this Lease under either of the following circumstances:

                    (A) If the Premises are damaged or destroyed from any cause whatsoever, insured or uninsured, and the laws then in existence do not permit the repair or restoration of the Premises provided for in this article; or

                    (B) If the Premises are destroyed from any cause
               whatsoever, insured or uninsured, during the last twelve (12) months of the Term.

               (iii) Either party may terminate this Lease in accordance with
          Section 18(b)(i) or (ii) by giving written notice of termination to the other not later than thirty (30) days after occurrence of the event giving rise to the termination under subsection (ii), and termination shall be effective as of the date of the notice of termination. In the event of a termination under subsection (ii), Lessee shall not be entitled to collect any insurance proceeds attributable to insurance policies covering the Premises or improvements, except those proceeds attributable to Lessee's personal property and trade fixtures.

               (iv) If this Lease is terminated pursuant to either subsection
          (i) or (ii) above, rent, taxes, assessments, and other sums payable by Lessee to Lessor under this Lease shall be prorated as of the termination date. If any taxes, assessments, or rent has been paid in advance by Lessee, Lessor shall refund it to Lessee for the unexpired period for which the payment has been made.

          (c) Time for Construction of Repairs: Any and all repairs and restoration of improvements required by this section shall be commenced by Lessor or Lessee, as the case may be, within a reasonable time after occurrence of the damage or destruction requiring the repairs or restoration, shall be diligently pursued after being commenced, and shall be completed within a reasonable time after the loss. If Lessor is required under this Lease to perform the repairs and restoration, Lessor shall cause the repairs and restoration to be completed not later than one hundred twenty (120) days after occurrence of the event causing destruction or Lessee shall have the right to terminate this Lease. In the event of damage or destruction to the Premises as described in this Section 18, rent shall be abated in proportion to the extent that the Premises are rendered untenantable by such damage or destruction from the date of such damage or destruction to the date of substantial completion of all required repairs and restoration.


20. CONDEMNATION:

          (a) Total Condemnation Defined: The term "total condemnation" as used in this section shall mean the taking by eminent domain or transfer under threat thereof ("condemnation") by a public or quasi-public agency or other entity having the power of eminent domain ("condemnor") of either:

               (i) More than thirty-three percent (33%) of the ground area of Building 60; or

               (ii) Less than thirty-three percent (33%) of the ground area of Building 60 at a time when the remaining portion of Building 60 or improvements thereon cannot reasonably be restored in Lessor's reasonable judgment to a condition suitable for Lessee's occupancy for the uses permitted by this Lease within thirty (30) normal eight-hour working days under all laws and regulations then applicable; or

               (iii) Less than thirty-three percent (33%) of the ground area of

          Building 60 in such a manner that Lessee is substantially prevented from carrying on operations of a permitted use under this Lease on the remaining portion of the Premises.

               (iv) If Building 56 or any portion thereof is taken by condemnation, Lessor shall provide Lessee substantially similar office space, reasonably acceptable to Lessee, elsewhere on the Complex.

          (b) Partial Condemnation Defined: The term "partial condemnation" as used in this section shall mean any condemnation of a portion of the Premises that is not a total condemnation under Section 20(a) of this Lease.

          (c) Termination for Total Condemnation: In the event of a total condemnation of the Premises during the term of this Lease, this Lease shall terminate without further notice as of 12:01 A.M. on the date that Lessee surrenders the Premises as a result of the order or decree of condemnation ("Surrender Date") All rent payable under this Lease shall be prorated as of 12:01 A.M. on said date and a prompt refund or payment of rent for the unexpired period of this Lease shall be made by Lessor to Lessee. On the making of that rent adjustment, both Lessor and Lessee will be released and discharged from any and all further obligations under this Lease.

          (d) Effect of Partial Condemnation: In the event of a partial condemnation of the Premises, this Lease shall terminate as to the portion of the Premises taken on Surrender Date, but shall remain in full force and effect as to the remainder of the Premises; provided, however, that promptly after the Surrender Date, Lessor shall restore, at Lessor's own cost and expense, the improvements on the remainder of the Premises to a condition making the Premises tenantable by Lessee for the uses permitted by this Lease. Any rent payable under this Lease after the Surrender Date shall be reduced by the percentage the ground area of the portion taken by eminent domain bears to the total ground area of the Premises on the date of this Lease. In addition, the rent payable under this Lease shall be further abated during the time and to the extent Lessee is prevented from occupying all of the remainder of the Premises by the work of restoration required by this section to be performed by Lessor.

          (e) Lessor's Power to Sell in Lieu of Condemnation: Lessor may, without any obligation or liability to Lessee and without affecting the validity or continuation of this Lease other than as expressly provided in this section, agree to sell or convey to the condemnor, without first requiring that an action or proceeding for condemnation be instituted or tried, that portion of the Premises sought by the condemnor, free from this Lease and the rights of Lessee in the Premises other than as provided in this Section 20.

          (f) Condemnation Award: All compensation and damages awarded or paid for the condemnation of the Premises or any portion of the Premises, or for any sale in lieu of condemnation as authorized by Section 20(e) above, shall, except as otherwise expressly provided in this section, belong to and be the sole property of Lessor. Lessee hereby assigns to Lessor any claim Lessee might have except for enforcement of this provision against Lessor, the leased Premises, or condemnor for diminution in value of the leasehold estate created by this Lease or the value of the unexpired term of this Lease; provided, however, that Lessee is entitled to seek to recover from the condemnor, but not from Lessor:

               (i) The cost of removing any trade fixtures, furniture, or equipment from the portion of the Premises taken by condemnation;

               (ii) The value of any improvements installed by Lessor on the portion of the Premises taken by condemnation that Lessee has a right to remove under this Lease but that Lessee elects not to remove; and

               (iii) The then amortized value of all improvements made by Lessee on the portion of the Premises taken by condemnation that could not be removed by Lessee on expiration of this Lease because of provisions of this Lease.


21. DEFAULT:

     Lessor will provide Lessee advance written notice in the event of any default. Lessee will have ten (10) days to cure said default in the event of a monetary default, and thirty (30) days to cure said default in the event of a non-monetary default or such longer period as may be necessary to cure such non-monetary default if not reasonably susceptible of cure within thirty (30) days provided that Lessee diligently and continuously prosecutes such cure to completion. Any one or more of the following, if not cured following notice by Lessor within the periods specified in the foregoing sentence, will constitute an event of default by Lessee hereunder, if Lessee during the Term:

          a) Does not pay in full within ten (10) days after notice is given of all base rent, additional rent, expenses and charges due under this Lease; or,

          b) Violates, fails to perform, or otherwise breaches any term, covenant, or condition of this Lease and the same is not cured after notice thereof; or,

          c) Permits leasehold estate or any property of Lessee to be exposed for sale or judgment or execution process by sheriff, marshal, or constable; or,

          d) Becomes insolvent, makes an assignment for the benefit of creditors, is adjudicated bankrupt, files a bill in equity, or otherwise initiates proceedings for the appointment of a receiver of its assets, files a voluntary petition under the provisions of the United States Bankruptcy Court or under the insolvency laws of any state, or has an involuntary petition filed against it, which involuntary petition is not discharged within ninety (90) days of filing; or,

          e) Records or attempts to record this Lease in any office of public recording; or,

          f) Assigns or sublets this Lease, except as provided herein; or,

          g) Fails to move into or take possession of the Leased Premises upon commencement of the Term.

          h) Fails to abide by the Hazardous Materials storage, handling, and discharge requirements set forth in Section 25 herein.

22. REMEDIES UPON EVENT OF DEFAULT:

     Upon the occurrence of an event of default, Lessor may terminate Lessee's right to possession of the Premises at any time by written notice to Lessee. If the Lessor terminates this Lease as herein provided, Lessor may retake possession, or pursue any other remedy afforded by law, provided that such default and all other defaults at the time existing have not been fully cured, and all reasonable expenses and costs incurred by Lessor, including all reasonable attorneys' fees, in connection with enforcing this Lease, shall not have been fully paid.

     Any such termination shall apply to any extension or renewal of the term herein demised, and to any right or option on the part of Lessee that may be contained in this Lease or any agreement. Following an event of default as defined herein or abandonment of the leased Premises by the Lessee, in addition to all other remedies, Lessor shall have the option to declare immediately due and payable the entire base rent, and such shall then become immediately due and payable, including all applicable sales tax.

     Nothing herein contained shall be construed as precluding Lessor from having such remedy as may be and become necessary in order to preserve Lessor's right or interest in the leased Premises and in this Lease, even before the expiration of the grace or notice periods provided for in this Lease, if under particular circumstances then existing the allowance of such grace or the giving of such notice will prejudice or will endanger the rights and estate of Lessor in this Lease and in the leased Premises.


23. OPTION TO RENEW:

     Provided no event of default exists and is continuing at the time of giving notice of Lessee's exercise of its option, Lessor grants to Lessee an option to renew the Lease for six (6) additional three (3) year periods, commencing at the close of the initial lease Term and each succeeding option period respectively.


24. OPTION TO EXPAND:

     Provided no event of default exists and is continuing at the time of giving notice of Lessee's exercise of its option, Lessor grants to Lessee, on July 3, 2000, an option to expand the leased Premises to include the 2,533 square foot portion of Building 56 presently occupied by Lessor's calibration laboratory as identified on Exhibit "C". Lessee shall give Lessor ninety (90) days written notice of its intent to exercise this option. The cost of reconfiguring said portion of Building 56 to suit Lessee's needs shall be at Lessee's sole expense. If Lessee does not exercise this option on July 3, 2000, the next time it may be exercised is on July 3, 2001 and every subsequent anniversary thereof, if not already exercised, until the termination date of this Lease as specified in Section 2 herein.

     Upon the exercise of this option, the monthly base rent shall be increased to reflect the total rentable square footage of Building 56 to be occupied by Lessee, which is 7,708 square feet (95%). The 400 square-foot Communications Equipment Room shown on Exhibit "C" is excluded from this Option, as set forth in Section 15 herein. Lessor's employees, agents, and contractors shall be allowed unrestricted access to and use of the hallway running east-west through Building 56 for purposes of traversing the Complex.


25. HAZARDOUS MATERIALS:

     Lessee shall not use, generate, manufacture, produce, store, release, discharge, or dispose of, on, under or about the Premises or any part of the Complex, or transport to or from the Premises or any part of the Complex, any Hazardous Materials or allow its employees, agents, contractors, invitees or any other person or entity to do so except in material compliance with all Federal, state and local laws, regulations and ordinances. The term "Hazardous Materials" shall include without limitation:

          (a) Those substances defined as a "Hazardous Substance" under Section
     1.1 of the Asset Purchase Agreement;

          (b) Those substances included within the definition of "hazardous substances", "hazardous materials", "toxic substances", or "solid wastes" under CERCLA, RCRA, and the Hazardous Materials Transportation Act, 49 U.S.C. ss. 1801 et seq., and in the regulations promulgated pursuant to said laws.

     Lessee hereby acknowledges receipt of and agrees to comply with Lessor's Stormwater Pollution Prevention Plan for the handling and storage of Hazardous Materials. In addition to the foregoing, Lessee further agrees that except as previously disposed of in the conduct of the Photomask Business by Lessor without material variation, without Lessor's prior written consent which may be given or withheld in Lessor's sole discretion, only ordinary domestic sewage is permitted to be put into the sanitary waste drains of the Premises.

     So long as the Photomask Business operations carried on by Lessee are conducted substantially in the same way that Lessor conducted the Photomask Business prior to the Closing Date, Lessee's industrial wastewater will be treated in Lessor's wastewater treatment system and the effluent from that system will be disposed of in Lessor's deep well. If Lessee desires to put any substances other than what was disposed of prior to the Closing Date by Lessor in the industrial wastewater drains, it shall first submit to Lessor a complete description of each such substance, including its chemical composition, and a sample of such substance suitable for laboratory testing. Lessor shall properly determine whether or not the substance can be deposited into the drains and its determination shall be absolutely binding on Lessee. Upon demand, Lessee shall reimburse Lessor for the reasonable expenses incurred by Lessor in making such determination. Any change in the type or kind of chemicals used by Lessee or a material change in the volume of effluent produced by Lessee must first be approved in writing by Lessor. Lessee must furnish Material Safety Data Sheets with any new chemicals approved for use by Lessor.

     Regardless of whether Lessor approves of Lessee's use, storage or disposal of Hazardous Materials, Lessee shall be liable to Lessor for and indemnify and hold Lessor harmless against all direct damages (including, but not limited to, investigation, remedial costs, fines, and judgments), liabilities and claims to the extent arising out of Lessee's activities associated with storing, handling, using, or disposing of Hazardous Materials on the Complex. In the event Lessee's activities with Hazardous Materials create a contamination problem on or adjacent to the Premises or Complex, Lessee shall promptly commence investigation and remedial activities to remedy the problem. If appropriate or required by law, these activities shall be conducted in conjunction with Federal, state and local oversight and approvals and in accordance with applicable government regulations.

     Lessee agrees immediately to report to Lessor any unlawful and material release on or adjacent to the Premises or Complex by Lessee of any Hazardous Materials in order to allow Lessor's Emergency Response Team ("ERT") to respond to such release. Lessee and Lessee's employees shall follow directions from the incident commander of Lessor's ERT in responding to such release. In addition, Lessee shall provide Lessor with copies of any and all correspondence between Lessee and any environmental regulatory agencies of any federal, state or local governmental authorities relating to a violation or alleged violation of environmental laws, rules or regulations by Lessee at the Premises. If Lessee performs or causes to be performed any environmental testing of the Premises, Lessee shall provide Lessor with a complete copy of the results of any such tests and any reports analyzing such results. Any testing required by an environmental regulatory agency because of a permit modification due to Lessee's operations shall be at Lessee's expense.

     Lessor shall have the right to enter on the Premises and any part thereof, after reasonable notice and at reasonable times during normal business hours, for the purpose of performing any of the work for which Lessor is responsible under the Lease, or to engage in any other activities deemed reasonably necessary by Lessor to ensure the compliance of the Premises with applicable environmental laws and regulations, including the performance of any such activities required to be performed by Lessee hereunder or under applicable laws or regulations, following reasonable notice and an opportunity to Lessee to cure, if appropriate in the light of the circumstances. In the event of a release or other environmental emergency at the Premises Lessor shall have the right to enter the Premises for purposes of responding to such release or emergency without giving Lessee notice in advance. Lessor reserves the right to immediately stop any wrongful or unlawful discharge by Lessee.


26. INDEMNIFICATION:

     Lessee shall indemnify and hold Lessor harmless from and against any claims arising from Lessee's use of the Premises or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere, including, but not limited to, releases of Hazardous Materials or a violation of environmental laws. Lessee shall further indemnify and hold harmless Lessor from and against any claims arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, and Lessee hereby waives all claims in respect thereof against Lessor.

     Lessee shall indemnify and save Lessor harmless from any and all direct liability, loss, damage, expense, causes of action, suits, claims, or judgments arising from injury to person or property resulting from or based upon the actual use of the Complex or Premises by Lessee's employees, agents, contractors, or guests, and shall, at its own cost and expense, defend any and all suits which may be brought against Lessor, either alone or in conjunction with others upon any such liability or claim and shall satisfy, pay and discharge any and all judgments and fines that may be recovered against Lessor in any such action, provided that Lessor shall give Lessee prompt written notice of any such claim or demand.

     Lessor shall indemnify and hold Lessee harmless against all direct damages (including investigation and remedial costs), liabilities and claims arising out of any and all pre-Commencement Date activities related to the Premises associated with Hazardous Materials or a violation of environmental laws.

     No indemnity provided by Lessee to Lessor hereunder shall apply to the extent that the applicable claim, expense, liability, loss, damage, cause of action, suit or judgment is caused by the negligence or willful misconduct of Lessor, its agents or employees.


27. ABANDONMENT OF PREMISES:

     Lessee shall not vacate or abandon the Premises at any time during the term hereof for a period exceeding 90 days, and if Lessee shall abandon or vacate the Premises, or be dispossessed by process of law, or otherwise, any personal property belonging to Lessee left upon the Premises shall be deemed to be abandoned, at the option of Lessor. All rent due under the remaining term of this Lease shall be due and payable immediately.

28. ASSIGNMENT AND SUBLETTING:

     Lessee shall not assign this Lease, or any interest therein, and shall not sublet the Premises, or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person (the agents and servants of Lessee excepted) to occupy or use the Premises, or any portion thereof, without the written consent of Lessor first had and obtained, except that Lessee may sublet office space to their Sales Representatives for a term consistent with the Term of this Lease, subject to the rights of Lessor and obligations of Lessee in this Lease. Should Lessor cancel this Lease as provided in Section 29 herein, Lessee must immediately cancel the sublease with the Sales Representative. Lessor shall not be responsible to Lessee's Sales Representatives in any way for exercising the option to cancel.

     The consent to this or any other assignment, subletting, occupation or use by any other person, shall not be deemed to be a consent to any subsequent assignment, subletting, occupation or use by another person. Any such assignment or subletting without such consent shall be void, and shall at the option of Lessor, terminate this Lease. Notwithstanding the foregoing, Lessee may assign without the prior consent of Lessor, its rights hereunder to any wholly-owned subsidiary or Affiliate of Align-rite International, Inc., or to any post-Closing purchaser(s) of all of the capital stock of Align-Rite International, Inc. or of substantially all of its assets, and except that Lessor may assign, without the prior consent of Lessee, its rights hereunder to any wholly-owned subsidiary or Affiliate of Harris Corporation or to any post-Closing purchaser(s) of substantially all of the Semiconductor Business Unit of Harris Corporation. Notwithstanding the above, Harris covenants and agrees that in the event it sells all or substantially all of its assets related to its semiconductor business (including, but not limited to, its June 3, 1999 announced sale of its semiconductor business to a subsidiary of Sterling Holding Company, Citicorp Venture Capital investment portfolio company), it shall require as a condition of completion of such transaction that the purchaser of such assets, as well as any successors of any such purchaser, enters into an express assumption of this Agreement, as if such purchaser or such successor were the original party to this Agreement, and the form of any such assumption agreements shall be reasonably acceptable to Align-Rite. In the event of any such assignments, Harris shall be deemed to have guaranteed the performance of such purchaser's or successor's obligations hereunder and be responsible therefor. Align-Rite covenants and agrees that in the event it sells all or substantially all of the Business Assets, it shall require that the purchaser of such assets, as well as any successors of any such purchaser, enters into an express assumption of this Agreement, as if such purchaser or such successor were the original party to this Agreement, and the form of any such assumption agreements shall be reasonably acceptable to Harris. In the event of any such assignments, Align-Rite shall be deemed to have guaranteed the performance of such purchaser's or successor's obligations hereunder and be responsible therefor.

     In the event Lessor disposes of the Complex or that portion containing the Premises, Lessor may assign its rights and delegate its obligations under this Lease to the purchaser without consent of the Lessee, which purchaser shall be bound by this Lease, including the obligations of the Lessor hereunder, provided that such terms of assignment are accepted in writing by the purchaser.


29. OPTION TO CANCEL:

     Lessor agrees that Lessee may cancel its obligations under this Lease at the beginning of the twenty-fifth (25th) month of the Term hereof after providing Lessor with ninety (90) days written notice of Lessee's intent to cancel. Lessor also agrees that Lessee may cancel its obligations under this Lease at the beginning of the sixty-first (61st) month of the Term hereof after providing Lessor with one hundred eighty (180) days written notice of Lessee's intent to cancel. This option may also be exercised at the beginning of each successive thirty-six (36) month period (e.g. 97th month, 133rd month, 169th month, etc.) thereafter, including all renewal option terms, upon Lessee giving Lessor one hundred eighty (180) days notice of its intent to cancel. Upon exercise of this option, Lessee shall pay Lessor the amount of four (4) times the monthly rental for the month in which notice of cancellation was given, payable upon notification to Lessor of Lease cancellation, as consideration for Lessor's cancellation of the Lease Agreement between the parties. Lessee shall vacate the Premises promptly within ninety (90) days following notification to Lessor hereunder, and in the event Lessee does not vacate promptly, the rental shall continue to be payable in accordance with the Lease, without credit for said payment of four times the monthly rental, until such time as Lessee vacates the Premises. Lessee shall vacate the Premises in the condition required under
Section 40 of this Lease.

     Lessee agrees that Lessor may cancel its obligations under this Lease at the beginning of the twenty-fifth (25th) month of the Term hereof after providing Lessee with ninety (90) days written notice of Lessor's intent to cancel. Lessee also agrees that Lessor may cancel its obligations under this Lease at the beginning of the sixty-first (61st) month of the Term hereof after providing Lessee with one hundred eighty (180) days written notice of Lessor's intent to cancel This option may also be exercised at the beginning of each successive thirty-six (36) month period (e.g. 97th month, 133rd month, 169th month, etc.)thereafter, including the renewal option terms, upon Lessee giving Lessor one hundred eighty (180) days notice of its intent to cancel. Upon exercise of this option, Lessor shall pay Lessee the amount of four (4) times the monthly rental for the month in which notice of cancellation was given, payable upon notification to Lessee of Lease cancellation, as consideration for Lessee's cancellation of the Lease Agreement between the parties. Upon cancellation of this Lease by either party, Lessor shall have, and Lessee hereby grants to Lessor, the option to repurchase all fixtures and improvements as set forth in Schedule 2.1(a)(i) Attachment V (excluding the Exide 150 System and the Generator/Fuel system) of the Asset Purchase Agreement attached to the real property at their fair market value.


30. COMPLIANCE WITH LAW:

     Lessee shall, at Lessee's expense, comply promptly and materially with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements in effect during the term or any part of the term hereof, regulating the use by Lessee of the Premises. Lessee shall not use or permit the use of the Premises in any manner that will create a waste or a nuisance or unreasonably disturb use of the adjacent premises.


31. HOLDING OVER:

     Any holding over after the expiration of this Lease, with the consent of Lessor, shall be construed as a month-to-month tenancy at the then existing rental rate. If Lessee fails without the consent of Lessor to vacate the Premises at the expiration of this Lease or any extension period thereof, if extended, then Lessee shall pay Lessor at 150% of the then existing rental rate for the time Lessee thus remains in possession and, in addition thereto, shall be responsible for and reimburse Lessor for all direct damages sustained by Lessor by reason of Lessee's retention of possession. The provisions of this section do not exclude Lessor's rights of re-entry or any other right or remedy of Lessor hereunder.


32. LESSOR'S RIGHT TO ENTRY AND INSPECTION:

     Lessee shall permit and shall cooperate with Lessor or Lessor's agents to enter upon the Premises at reasonable times and upon reasonable notice, for the purpose of inspecting and/or repairing the same, and during the last six months of the Term, will permit persons desiring to purchase or lease the same to inspect the Premises thereafter upon reasonable notice to Lessee, so long as they do not disrupt Lessee's business activities.

     Lessor reserves the right to retain at all times pass keys to the Premises and, at any time and without notice in the event of an emergency, and otherwise upon reasonable notice and at reasonable times, to enter onto the Premises and any buildings or other improvements of the Premises to take any and all measures, including inspections, repairs, alterations, additions and improvements to the Premises, the buildings or to the land, as may be necessary or desirable for the safety, protection or preservation of the Premises, the buildings or the land or Lessor's interests, or as may be necessary or desirable in the operation or improvement of the Premises, the buildings or the land or in order to comply with all laws, order and requirements of governmental or other authority.

33. LESSOR'S RIGHT TO PERFORM LESSEE'S COVENANTS:

     If Lessee shall at any time fail to make any payment or perform any other act on its part to be made or performed under this Lease, Lessor may, but shall not be obligated to, and without waiving or releasing Lessee from any obligation of Lessee under this Lease, make such payment or perform such other act to the extent Lessor deems desirable, and in connection therewith, pay expenses and employ counsel. All sums so paid by Lessor and all penalties, interest, and costs in connection therewith shall be due and payable by Lessee on the next day after Lessee receives notice of any such payment by Lessor, together with interest thereon at the rate of 12 percent (12%) per annum, or the highest legal rate of interest, whichever is lower, from such date to the date of payment thereof by Lessee to Lessor plus collection costs and attorneys' fees. Lessor shall have the same rights and remedies for the non-payment thereof as in the case of default in the payment of rent.


34. LATE PAYMENT CHARGES:

     If the rent is not paid within ten (10) days from the date same is due, Lessor, at its option, may charge a late fee of two percent (2%) per annum above the prime interest rate published in the Wall Street Journal as of the date on which payment was due, calculated on a daily basis. If the rent or any other amount due hereunder becomes more than ninety (90) days past-due, Align-Rite International, Inc. guarantees and will make payment of such amount on behalf of Lessee.


35. LIENS:

     Lessee shall keep the Premises free from any liens arising out of any work performed, materials furnished, or obligations incurred by or on behalf of Lessee. Lessee shall cause any such lien imposed to be released of record by payment or posting of a proper bond within ten (10) days after imposition of the lien or written request by Lessor, or furnish other assurances for payment reasonably acceptable to Lessor. Lessee shall give Lessor written notice of Lessee's intention to perform work on the Premises which might result in any claim of lien at least twenty (20) days prior to the commencement of such work to enable Lessor to post and record a notice of non-responsibility or other notice deemed proper before the commencement of any such work.


36. NOTICES:

     Any notice, demand, request, consent, approval or communication that either party desires or is required to give to the other party under this Lease shall be in writing and shall be served personally, delivered by independent messenger or overnight courier service, or sent by U.S. certified mail, return receipt requested, postage prepaid, in which event such notice shall be deemed to have been given when seventy-two (72) hours have elapsed from the time when such notice was deposited in the United States mail, addressed to the other party at the address set forth in the Lease Summary herein. Either party may change its address by giving notice of same in accordance with this paragraph.


37. QUIET ENJOYMENT:

     Upon the performance by Lessee of all of the agreements herein set forth, Lessee may quietly hold and occupy the Premises without any interruption (except as expressly contemplated by this Lease) by Lessor or persons claiming through or under Lessor. Lessor's liability under the covenants of this section is limited to the abatement of rent, unless Lessee is dispossessed by an act of bad faith on the part of Lessor or persons claiming through or under Lessor, in which case Lessee shall be also entitled to reimbursement for actual documented moving expenses up to a maximum of $150,000, but shall not include any consequential or incidental damages incurred by Lessee. Nonetheless, Lessor shall not be barred from bringing any valid action on the Lease. Any lawsuit brought by Lessor to enforce the terms of this Lease or seeking a declaration of Lessor's rights pursuant to this Lease shall not be deemed a violation of this clause.


38. SECURITY DEPOSIT:

     No security deposit is required under this Lease.


39. SUCCESSORS AND ASSIGNS:

     The covenants and conditions herein contained shall, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of all of the parties hereto, and all of the administrators and assigns of all of the parties hereto, and all of the parties hereto shall be jointly and severally liable hereunder.


40. SURRENDER OF PREMISES:

     On the last day of the Term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as when received, ordinary wear and tear excepted, clean and free of debris. Lessee shall repair any damage to the Premises occasioned by the installation or removal of Lessee's trade fixtures, furnishings and equipment. Lessee shall remove the cleanroom. Lessee shall decontaminate Building 60 and remove all hazardous substances, toxic substances, solid waste and hazardous materials (as described in Section 25(b) herein) from all ceilings, floors and walls and any permanent structures remaining within Building 60. In the event Lessee is surrendering the premises due to Lessor's expressed desire to reoccupy Building 60, Lessor shall be responsible for decontaminating Building 60. Lessee shall remove all signs installed on the Complex under Section 11 herein. Any clean-up and/or repairs required to restore the Premises to the condition it was in at the commencement of this Lease not performed by Lessee as of the last day of the term hereof shall be performed by Lessor or Lessor's agent at Lessee's expense, unless otherwise provided herein.


41. TRANSFER OF PROPERTY BY LESSOR:

         Except as may be provided in Section 28, in the event of any conveyance of the Complex and assignment by Lessor of this Lease, Lessor shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease occurring after the consummation of such conveyance and assignment so long as Lessor's successor agrees and covenants to assume all of Lessor's obligations under this Lease occurring after the consummation of such conveyance assignment.


42. ESTOPPEL CERTIFICATE AND SUBORDINATION:

          a) Lessee shall upon Lessor's written request, promptly execute and deliver to Lessor, without charge, a statement certifying that this Lease is in full force and effect in its original form or is in full force and effect as modified, and if applicable, the date to which the rent has been prepaid and any other information as may be reasonably required by Lessor.

          b) Lessee agrees to promptly execute and deliver to Lessor, upon written request, without charge, in such form as may be reasonably required by any prospective lender to Lessor, an instrument or instruments whereby Lessee will agree to subordinate this Lease to the lien of said lender's mortgage or deed of trust or other encumbrance, and in the case of foreclosure will attorn to such mortgagee or holder acquiring title by foreclosure; provided such new Lessor shall agree that Lessee may continue to occupy the Premises in accordance with this Lease. As used herein, the term "foreclosure" shall include both judicial proceedings and the exercise of a power of sale under any mortgage or deed of trust without recourse to judicial proceedings.

          c) In the event such instruments are required for the sale of the Complex, Lessee further agrees to promptly execute and deliver said instruments to Lessor, upon which delivery Lessee shall attorn to the buyer of the Complex.


43. GENERAL:

          a) The meaning of terms not defined in this Lease shall be the same as that defined in said Asset Purchase Agreement or Site Services Agreement.

          b) The captions used in this lease are for the purpose of convenience only and shall not be construed to limit or extend the meaning of any part of this Lease.

          c) Any executed copy of this Lease Agreement shall be deemed an original for all purposes.

          d) In case any one or more of the provisions contained herein shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Lease, but this Lease shall be construed as if such invalid, illegal, or unenforceable provision had not been contained herein.

          e) When the context of this Lease requires, the neuter gender includes the masculine, the feminine, a partnership, corporation, or joint venture, and the singular includes the plural.

          f) The waiver by Lessor of any breach of any term, condition, or covenant of this Lease shall not be deemed a waiver of such provision or any subsequent breach of the same or any other term, condition, or covenant of this Lease.

          g) The words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision.


44. GOVERNING LAW:

     This Lease and the relationship between Lessor and Lessee shall be governed by and construed in accordance with the laws of the State of Florida.


45. FORCE MAJEURE:

     Neither party shall be liable in damages for any delay or default in the performances of any or all obligations of this Lease, if such delay or default is caused by conditions beyond its control, including, but not limited to: acts of the elements, fires, explosions, floods or other casualties, governmental orders or restrictions, and the inability despite diligent efforts to obtain necessary governmental approvals. The party incurring the delay shall promptly notify the other party in writing, and performance shall be extended one day for each day of delay.


46. ENTIRE AGREEMENT:

     This Lease, together with the Asset Purchase Agreement and the Site Services Agreement, contains all of the terms, covenants and conditions agreed to by Lessor and Lessee, integrates all discussions and understandings leading up to this Agreement, supersedes all prior agreements between the parties pertaining to the subject matter herein, and may not be modified orally or in any manner other than by an agreement in writing signed by all of the parties to this Lease or their respective successors in interest.

47. ATTORNEYS' FEES:

     In case suit should be brought for recovery of the Premises, or for any sum due hereunder, for the enforcement or interpretation of any of the terms or conditions of this Lease, or because of any act which may arise out of the possession of the Premises, by either party, the prevailing party shall be entitled to all costs incurred in connection with such action, including a reasonable attorney's fee.


48. AUTHORITY:

     Lessee and Lessor warrant and represent that their respective representatives executing this Lease each have the full power and authority to execute this Lease on behalf of Lessee and Lessor, respectively, and that this Lease, once executed by the signatory of Lessee or Lessor, as the case may be, shall constitute a legal and binding obligation of that party and is fully enforceable in accordance with its terms.


IN WITNESS WHEREOF, Lessor and Lessee have executed this Lease Agreement as of the day and year first written above.



Harris Corporation                                   Align-Rite, Inc.
Semiconductor Business Unit


----------------------------               -------------------------------------
By: W. Russ Morcom                         By:  James L. MacDonald
    V.P.-GM Operations                          Chairman of the Board



                                            As to the guarantees,
                                            Align-Rite International, Inc.


                                            ------------------------------------
                                            By: James L. MacDonald
                                            Title: Chairman of the Board and
                                                   Chief Executive Officer

[In the printed version of the document there appears a diagram of the property captioned Exhibit A]

Exhibit B

Description of demised Premises:

                                   Building 60

     Building 60 is part of the Complex located at 2401 Palm Bay Road NE, Palm Bay, FL 32907, and is approximately fifty (50) feet north of Building 53, to the east of Building 56 and to the west of Building 54 as shown on Exhibit "A". It contains approximately 25,567 square feet of space, including 16,279 sq. ft. under air, 4,883 sq. ft. of facilities service area on the first floor, and 4,405 sq. ft. of facilities service area on the second floor, and all improvements thereon and appurtenances thereto.


                                   Building 56

     Building 56 is part of the Complex located at 2401 Palm Bay Road NE, Palm Bay, FL 32907, and is adjacent to the north side of Building 53, to the east of Building 52 and to the west of Building 60 as shown on Exhibit "A". It contains approximately 8,108 square feet, of which ITG uses 4,170 rentable square feet as shown on Exhibit "C". The rentable square foot area does not include the 400 square-foot Communications Equipment Room (CER) identified on Exhibit "C". Lessee shall have access to and use of the 486 square-foot area located on the second floor of Building 56 as identified on Exhibit "D", but shall not be charged for such usage.


     Lessor will retain title to the Real Property on which Buildings 56 and 60 are located, including all fixtures, improvements, and appurtenances thereto. Lessor will also retain title to the Real Property on which an entry-way to building 60 is constructed as set forth in Section 13 herein as well as the Real Property on which the six parking spaces designated for use by Lessee are located as set forth in Section 12 herein.

[In the printed version there is a floor plan of Building 56 captioned Exhibit C]

[In the printed version there is a floor plan of Building 56 captioned Exhibit D]

                                                                       Exhibit C






                                    [Form of]

                                PHOTOMASK SUPPLY
                        AND STRATEGIC ALLIANCE AGREEMENT

                                  BY AND AMONG

                         ALIGN-RITE INTERNATIONAL, INC.,

                                ALIGN-RITE, INC.

                                       AND

                               HARRIS CORPORATION



                               DATED JULY 2, 1999

                                TABLE OF CONTENTS

                                                                                   Page
ARTICLE 1    Definitions.............................................................1

ARTICLE 2    Supply of Products......................................................3

ARTICLE 3    Product Quality, Delivery, Service and Pricing..........................4

ARTICLE 4    New and Derivative Products.............................................6

ARTICLE 5    Product Orders..........................................................7

ARTICLE 6    Manufacture.............................................................9

ARTICLE 7    Delivery and Payment....................................................9

ARTICLE 8    Strategic Alliance, Consultation and Cooperation Arrangements..........10

ARTICLE 9    Termination Rights And Obligations Upon Termination....................10

ARTICLE 10   Warranties.............................................................11

ARTICLE 11   Dispute Resolution and Arbitration.....................................12

ARTICLE 12   Confidentiality........................................................14

ARTICLE 13   General................................................................14

             13.1  Independent Contractors..........................................14

             13.2  Amendments; Waivers..............................................14

             13.3  Schedules; Exhibits; Integration.................................14

             13.4  Force Majeure....................................................15

             13.5  Assignment.......................................................15

ARTICLE 14   Notices................................................................15

                PHOTOMASK SUPPLY AND STRATEGIC ALLIANCE AGREEMENT

     This Supply Agreement is entered into as of July 2, 1999, (the "Effective Date") by and among Align-Rite International, Inc., a California corporation ("Align-Rite"), and Align-Rite, Inc., a Florida corporation ("Sub"), on the one hand, and Harris Corporation, a Delaware corporation ("Harris"), on the other acting through its Semiconductor Business.

                                    RECITALS

     WHEREAS, Sub has purchased the Photomask business unit of Harris (the "Photomask Business Unit") on the date hereof pursuant to the terms of that certain Asset Purchase Agreement, dated as of even date, by and among Align-Rite and Sub, on the one hand, and Harris on the other (the "Asset Purchase Agreement").

     WHEREAS, the parties hereto have agreed that Align-Rite will manufacture and supply to Harris, and Harris will purchase exclusively from Align-Rite, 100% of Harris' Photomask requirements in accordance with the terms of this Agreement for a period of 10 years from the Effective Date (the "Term").

     WHEREAS, Harris shall use its commercially reasonable efforts to promote Align-Rite's Photomask products and services to (i) the merchant customers of the Photomask Business Unit, (ii) Harris' joint venture partners, (iii) the semiconductor foundry businesses utilized by Harris which will or are envisioned to require the purchase of Photomask (as defined below) products and services, and (iv) other companies and foundries within the influence or under the control of Harris, in each case in accordance with the terms of this Agreement.

     WHEREAS, Align-Rite shall strive to be the industry leader in quality, delivery, service and price, and provide the benefit of such world class operation to Harris.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises and covenants set forth below, the parties mutually agree as follows:

                                    AGREEMENT

                                    ARTICLE 1
                                   Definitions

     In this Agreement, unless the context otherwise requires, the following expressions shall have the following meanings:

     "Affiliates" shall mean (a) any company owned or controlled to the extent of at least fifty percent (50%) of its issued and voting capital by a party to this Agreement and any other company so owned or controlled (directly or indirectly) by any such company or the owner of any such company, or (b) any partnership, joint venture or other entity directly or indirectly controlled by, controlling, or under common control of, to the extent of fifty percent (50%) or more of voting power (or otherwise having power to control its general activities), a party to this Agreement, but in each case only for so long as such ownership or control shall continue;

     "Align-Rite" means Align-Rite International Inc., a California corporation, and each of its subsidiaries from time to time;

     "Business Assets" means those assets previously owned and used by Harris to manufacture Photomasks which were purchased by Align-Rite pursuant to the Asset Purchase Agreement, including equipment, materials, know-how, work in progress, related inventory and goodwill used by and associated with the Photomask business unit of Harris;

     "Cosmetic Defects" means particles, scratches, stains and/or imperfections in or on the photomask quartz or glass substrate which are outside the active patterned area on the photomask quartz or glass substrate which the customer uses to transfer the circuit patterns onto the silicon wafer;

     "Derivative Products" means any Photomask product built on a substrate, then currently being produced by Align-Rite for other customers, which is required by Harris from time to time, which is not currently on the Product and Services Pricing Schedule, or which is either a tightening of specifications or a relaxing of specifications of an existing Product.

     "Facility Lease" means the lease of the Premises entered into among Sub and Hams on the date hereof;

     "Force Majeure" means, in relation to any party, circumstances beyond the reasonable control of that party including, without limitation, acts of God, acts of any governmental or super-national authority, war or national emergency, riots, civil commotion, fire, explosion, flood, epidemic, lock-outs (whether or not by that party), strikes and other industrial disputes (in each case, whether or not relating to that party's work force);

     "Mask Order" means a written order from an authorized originator employed by Harris specifying the Product(s) required, applicable Specification(s), amount of Product(s), date(s) required and delivery instructions (i.e. standard or expedited);

     "New Products" means any Photomask product, other than a Product or Derivative Product, built on a substrate, required by Harris from time to time, which is not currently being produced by Align-Rite for other customers, is not currently on the Product and Services Pricing Schedule, and which is neither a tightening of specifications nor a relaxing of specifications of an existing Product.;

     "Photomask Business Unit" has the meaning set forth in the recitals.

     "Photomasks" means precision photographic quartz or glass plates containing microscopic images of integrated circuits for use as master images to transfer circuit patterns onto semiconductor wafers during the fabrication of integrated circuits and other semiconductor products;

     "Premises" means the real property located within the complex of buildings known as the Semiconductor Sector located at 2401 Palm Bay Road, N.E., Palm Bay, Florida 32905 and known as Building 60 and a portion of Building 56 used in the Photomask Business

Unit, which are the subject of the Facility Lease entered into among Sub and Harris on the date hereof;

     "Product Period" means a continuous twelve month period, the first such period ending on June 30, 2000.

     "Products" means the Photomask products and services listed on the Product and Services Pricing Schedule, as amended from time to time, or any other Photomask Product or services purchased from Align-Rite by Harris;

     "Product and Services Pricing Schedule" means a schedule listing the Product and related services, together with the relevant Specification thereof and applicable price based on anticipated demand for the Products, which schedule shall be modified in accordance with Article 3 hereof (the first such schedule being in the form set out in Schedule 1);

     "Quarter" means a continuous calendar period of three months, the first such period ending on September 30, 1999;

     "Specification" means, in respect of any Product, the specification agreed in writing between Harris and Align-Rite from time to time. A schedule for the initial Specifications for Products, effective as of July 2, 1999, is noted in and/or attached to Schedule 1;

     "Standard Delivery" has the meaning specified in Section 5.5; and

     "Term" shall mean the ten-year term of this Agreement

                                   ARTICLE 2
                               Supply of Products

     2.1 The parties hereby agree that, during the Term of the Agreement, Harris shall satisfy 100% of its and its Affiliates' requirements for Photomasks, or any other product with similar functional characteristics, solely through its purchase of Products, Derivative Products and New Products from Align-Rite; provided, however, that (i) Align-Rite manufactures and supplies such Products, Derivative Products and New Products in accordance with the competitive standards for quality, delivery, price and service as set forth in Article 3, and (ii) such Products, Derivative Products and New Products are within the capabilities of the Photomask technologies then utilized by Align-Rite.

     2.2 Harris hereby confirms its intent to order and purchase during the first three Product Periods, solely on its behalf or on behalf of its Affiliates approximately Fifteen Million Dollars ($15,000,000) in aggregate of Products, Derivative Products and New Products from Align-Rite at the Product prices set forth on the Product and Services Pricing Schedule, as such Product and Services Pricing Schedule is amended pursuant hereto.

     2.3 Harris may purchase Photomasks from semiconductor foundry companies or the Photomasks suppliers designated by such foundries, pursuant to its agreements to facilitate the manufacturing of certain Harris integrated circuit products at such foundries, but such

Photomask purchases shall not decrease the purchase requirements of Harris from Align-Rite hereunder or Harris' obligations pursuant to Article 8.

                                   ARTICLE 3
                 Product Quality, Delivery, Service and Pricing

     3.1 Align-Rite shall be deemed to have satisfied the standards for quality referred to in Section 2.1(i) herein by maintaining a 1% or less product return rate during the first Product Period for non-compliance with Specifications, excluding Cosmetic Defects which will be handled as a separate issue, as set forth in applicable Mask Orders.

     3.2 Align-Rite shall be deemed to have satisfied the standards for delivery referred to in Section 2.1(i) herein by maintaining no less than a 90% performance to schedule rating during the first Product Period with respect to the products delivered pursuant to Section 5.5 herein.

     3.3 Pricing.

          3.3.1 Align-Rite shall be deemed to have satisfied the standards for price referred to in Section 2.1(i) herein by satisfying the provisions set forth in this Section 3.3.1. The parties agree that for the first Product Period the price per unit for each Product shall be, so long as Harris and Align-Rite are in compliance with Article 2 hereof, as set forth in the Product and Services Pricing Schedule. Within 30 days prior to the end of each Product Period, Align-Rite and Harris shall agree to adjust the Product and Services Pricing Schedule in effect at such time to provide that such new product prices for the ensuing Product Period shall be 100% or less of the then current lowest Photomask prices provided by Align-Rite to its best top twelve customers (excluding ASM Lithography The Netherlands and Temic/Atmel-Europe) with comparable product specifications, annual mask purchases, unit volume levels and cycletime requirements (provided, however, that with respect to the E-Beam, 725_1XPA Quartz 7.25 x .150 Photomask Product, the purchase price for such product during the second Product Period shall not increase by more than 10% from the purchase price for such product as set forth in the Product and Services Pricing Schedule and at no time during the Term of this Agreement shall the purchase price for such product be greater than the prices provided to Align-Rite's best top twelve customers (excluding ASM Lithography The Netherlands and Temic/Atmel-Europe) with comparable product specifications, annual mask purchases, unit volume levels and cycletime requirements) so long as (i) Harris and Align-Rite are in compliance with Article 2 hereof, and (ii) the aggregate product volume required by Harris meets a minimum targeted amount to be mutually agreed upon by the parties during the fourth through the tenth Product Periods. For the sole purpose of providing Hams with an opportunity to confirm Align-Rite's compliance with this Section 3.3.1 during the last two months of each Product Period, Align-Rite shall, at a frequency of no more than once per Product Period (commencing after the ten month of the first Product Period) and upon thirty days written notice from Harris and at Harris' cost, provide Harris' nominated accounting firm, which shall be an accounting firm of national reputation, or reputable semiconductor industry consultant, with access to and copies of all invoices, records and other documents which relate to the Products and Services Pricing for comparable products and services provided by Align-Rite to its best top twelve customers (excluding ASM Lithography The Netherlands and Temic/Atmel-Europe). Harris' nominated accounting firm or reputable semiconductor industry consultant shall be bound by Article 12 hereof as if such nominated accounting firm or reputable semiconductor industry consultant is a party hereto.

          3.3.2 Beginning with the commencement of the second Product Period and for each subsequent Product Period thereafter during the Term of this Agreement, Align-Rite shall provide Harris with the following volume discounts on Harris' purchases of Products, Derivative Products and New Products aggregating in excess of $5 million in a single Product Period:


             Amounts in Excess of                   Amount of
                 $5 million                          Discount
             --------------------                   ----------

          $1 - $ 999,999                                5.0%

          $1,000,000 - $1,999,999                       7.5%

          Amounts in excess of                         10.0%
          $2,000,000


     Any such discounts shall be caliculated by Align-Rite and confirmed by Harris at the end of each applicable Product Period and shall be paid by Align-Rite to Harris within thirty (30) days of the end of such Product Period.

          3.3.3 During the first eighteen months of the Term, Align-Rite shall provide Harris with a 20% discount to the then current foundry Photomask prices with respect to Photomasks manufactured by Align-Rite for use at Harris' semiconductor foundry companies or the Photomask suppliers designated by such foundries. For purposes of this Section 3.3.3, current foundry Photomask prices shall be determined by Align-Rite's nominated accounting firm, which shall be of national reputation or reputable semiconductor consultant, through a review of Harris' purchase orders, records and other documents which relate to such foundry Photomask products for comparable product specifications, annual mask purchases, unit volume levels and cycletime requirements. Following such eighteen-month period, the products supplied by Align-Rite under this Section 3.3.3 shall be added to the Product and Services Pricing Schedule and shall be treated as a "Product" for purposes of this Agreement.

          3.3.4 The price of the Products as set out in the Product and Services Pricing Schedule is, and shall be, exclusive, of(i) any costs of transport and insurance of the Products; and (ii) any value added tax or other applicable sales tax or duty which may be chargeable in respect of the manufacture and supply of the Products.

     3.4 Align-Rite shall be deemed to have satisfied the standards for service referred to in Section 2.1(i) herein during the first Product Period by satisfying the provisions set forth in this Section 3.4. The parties agree that at the commencement of the second Product Period, the parties will agree to a set of written, reasonable, competitive, mutually agreeable, measurable and quantifiable service goals.

     3.5 Within thirty (30) days of the end of each Product Period during the Term of this Agreement, an executive representative of each of Align-Rite and Harris shall agree to a set of written, reasonable, competitive, mutually agreeable, measurable and quantifiable goals with respect to product quality, delivery and service for the ensuing Product Period. A status report on Align-Rite's performance to goals shall be provided to Harris on a quarterly basis. Align-Rite shall be deemed to have satisfied the standards for product quality, delivery and service hereunder for such applicable Product Period by materially satisfying such goals.

     3.6 If, during the Term of the Agreement, Align-Rite does not satisfy the provisions of Sections 3.1, 3.2, 3.3 and/or 3.4, Harris shall be entitled to give written notice to Align-Rite within thirty (30) days of the relevant event(s) specifying the details of such noncompliance and Align-Rite shall have fifteen (15) calendar days following receipt of such notice to present Harris with a plan and/or set of procedures to remedy such noncompliance. Such planned remedies and/or procedures shall meet with Harris' satisfaction and Harris' satisfaction shall not be unreasonably withheld. Such planned remedies and/or procedures shall be completed within a subsequent forty five (45) calendar day period. During the period of sixty (60) days or less following receipt by Align-Rite of such noncompliance notice from Harris describing the points of noncompliance, Harris shall have the right on an as necessary basis to procure only such applicable Photomask products and services from third parties as it deems necessary to support its semiconductor manufacturing activities which are limited to the Products and or services covered in the notice of noncompliance. Harris agrees to resume satisfying 100% of its and its Affiliates requirements for Photomasks pursuant to Section 2.1 immediately upon Align-Rite's completing its plan and/or set of procedures to Harris' reasonable satisfaction and such reasonable satisfaction shall not be unreasonably withheld to remedy such noncompliance. In the event that Align-Rite fails to remedy any and all such noncompliance(s) during the sixty (60) day period from the date of notice of such noncompliance by Harris then Harris shall have the right to procure from third parties only such applicable non-compliant Photomask products or services as the case may be on a continuous basis for the remainder of the Term of this Agreement or until such time as Align-Rite may provide a written request that Harris requalify Align-Rite for the supply of the applicable product(s) or service(s) with such requalification not to be unreasonably delayed. Following such requalification, Harris shall again be bound by Section 2.1.

                                   ARTICLE 4
                           New and Derivative Products

     4.1 In the event Harris anticipates a requirement for a Derivative Product, it shall (i) notify Align-Rite as soon as practicable, (ii) provide Align-Rite with the Specification for such Derivative Product together with an estimate of its anticipated annual demand for such Derivative Product, and (iii) request Align-Rite to provide a quotation for the manufacture and supply of such Derivative Product.

     4.2 Align-Rite shall provide a quotation for the Derivative Product at an amount equal to 100% or less of the then current lowest Photomask prices provided by Align-Rite to its best top twelve customers (excluding ASM Lithography The Netherlands and Temic/Atmel-Europe) for comparable volume levels and product specifications, and subject to verification as provided in Section 3.3, Hams shall place its orders for such Derivative Product.

     4.3 Upon acceptance of the quotation by Harris and the placing of the first order for any Derivative Product, such Derivative Product and the unit price shall be added to the Product and Services Pricing Schedule and the Derivative Product shall be treated as a "Product" for the purposes of this Agreement.

     4.4 In the event Harris anticipates a requirement for a New Product, it shall (i) notify Align-Rite as soon as practicable, (ii) provide Align-Rite with the specification for the New Product together with an estimate of its anticipated annual demand for such New Product, and (iii) request Align-Rite provide a quotation for the manufacture and supply of such New Product.

     4.5 Upon acceptance of the quotation by Harris and the placing of the first order for any New Product, such New Product and the unit price shall be added to the Product and Services Pricing Schedule and the New Product shall be treated as a "Product" for the purposes of this Agreement.

     4.6 In the event Harris does not accept the quotation given by Align-Rite, it shall be entitled to obtain bona fide quotes from at least two nationally recognized, third party manufacturers of Photomasks for the manufacture and supply of the New Product and the provisions of Section 4.7 shall apply.

     4.7 In the event that the average of the quotations received by Harris pursuant to Section 4.6 results in a price for a New Product which is less than the price quoted for such New Product by Align-Rite. If Align-Rite reduces its quotation to the lower of the quotations received by Harris for said New Product, then the provisions of Section 4.5 shall apply.

     4.8 Harris shall provide Align-Rite's accounting firm with access to, and copies of, all quotations obtained pursuant to Section 4.6 (and relevant supporting documents) for verification in the same manner as Harris verification under Section 3.3.

                                   ARTICLE 5
                                 Product Orders

     5.1 Harris shall, no later than five (5) days before the beginning of each month, give Align-Rite written notice of its anticipated requirements for Products for the forthcoming month.

     5.2 In order to facilitate the purchase of Products, all applicable Business Units of Harris which require Photomask Products shall issue to Align-Rite upon the execution of this Agreement, a blanket purchase order regarding its anticipated Photomask requirements for the first Product Period. At the end of the first Product Period new blanket purchase orders will be issued for each succeeding Product Period.

     5.3 All applicable Photomask Business Units of Harris which require Photomask Products shall issue Mask Orders for Products in writing.

     5.4 Align-Rite shall provide Harris with expedited Product services at an additional charge, which shall be in addition to the Product prices set forth in the Product and Services Pricing Schedule, and shall be payable by Harris in accordance with Section 7.3. Such additional charge shall be calculated as follows: (i) for 24-hour Product delivery cycletime, Harris shall pay Align-Rite an additional amount equal to 65% of the Product prices set forth in the Product and Services Pricing Schedule, as such Product and Services Pricing Schedule is amended pursuant to Section 3.1, and (ii) for 48-hour Product delivery cycletime, Harris shall pay Align-Rite an additional amount equal to 32.5% of the Product prices set forth in the Product and Services Pricing Schedule, as such Product and Services Pricing Schedule is amended pursuant to Section 3.1; provided, however, that during the first Product Period of the Agreement, Align-Rite shall provide Harris with such expedited product services at no additional charge to Harris for up to an aggregate amount not to exceed $28,354 per month, which monthly amount shall be calculated using the formulae set forth in items (i) and (ii) above.

     5.5 Unless Harris requests expedited Product delivery service pursuant to
Section 5.4, Align-Rite shall provide its standard delivery ("Standard Delivery") service pursuant to which it shall ship the first 2 Photomask levels within three working days from receipt of the Mask Order and relevant data, excluding the period from the time Align-Rite sends the completed array of patterns to appear on the applicable Photomask product to the appropriate Harris engineer until approval from said appropriate Harris engineer is received by Align-Rite, and ship the remaining sequential Photomask levels at a rate of one Photomask level per successive working day thereafter.

     5.6 During the Term, Align-Rite shall use the Business Assets to provide Harris' purchase orders and/or Mask Orders first priority among the other mask orders received by Align-Rite from third parties so long as Harris is in compliance with Article 2 hereof. In the event Align-Rite is unable to satisfy Harris' purchase orders and/or Mask Orders using the Business Assets, Align-Rite shall use commercially reasonable efforts to utilize such other Photomask manufacturing facilities as are then owned by Align-Rite to satisfy the purchase orders and/or Mask Orders in accordance with Standard Delivery or expedited delivery, if applicable, or as otherwise may be agreed between the parties in writing from time to time. If the purchase orders and/or Mask Orders for Products exceed the output capacity of the Business Assets and the other Photomask manufacturing facilities as are then owned by Align-Rite, Align-Rite shall, as soon as practicable, notify Harris, and Align-Rite shall have the right to contract with such third party Photomask manufacturers for a period of time as agreed between the parties, until Align-Rite establishes the requisite capacity.

     5.7 During the Term, Align-Rite shall, as it deems appropriate, make the capital expenditures at its own expense necessary to accommodate the manufacture of all Photomask products required by Harris or its subsidiaries.

     5.8 Cancellations and Schedule Changes.

          5.8.1 Harris may cancel without charge any purchase order and/or Mask Order or portion thereof for a Product at any time prior to the date on which Align-Rite has started manufacturing such Product.

          5.8.2 In the event Harris cancels a purchase order and/or Mask Order for a Product after Align-Rite has purchased custom raw materials for such Product, but before Align-Rite has started manufacturing such Product, Harris shall reimburse Align-Rite for the cost of such custom raw materials.

          5.8.3 In the event Harris cancels a purchase order and/or Mask Order for a Product after Align-Rite has started manufacturing the Product, Harris shall pay one hundred percent (100%) of the price of such Product. Payment of amounts due under this Section shall be made within thirty (30) days of the date of each invoice.

                                   ARTICLE 6
                                   Manufacture

     6.1 Each Product sold by Align-Rite to Harris pursuant to this Agreement shall conform in all respects to its Specification as set forth on the applicable purchase order and/or Mask Order.

     6.2 Align-Rite and Harris shall consult with one another annually (or more frequently if appropriate or desirable) during the Term in order to ensure that the Specifications of the Products are mutually acceptable to both parties. Align-Rite shall agree to any reasonable change to a Specification requested by Harris provided that such change is capable of being made by Align-Rite and that the price of the Product in question is increased or decreased to cover any increased or decreased cost of manufacture.

                                   ARTICLE 7
                              Delivery and Payment

     7.1 Align-Rite shall use commercially reasonable efforts to fulfill Mask Orders received from Harris for the Products on the date specified in the purchase order and/or Mask Order and shall give Harris as much advance notice as reasonably possible if despite its commercially reasonable efforts it is unable for any reason to fulfill any purchase order and/or Mask Order on the specified date.

     7.2 Align-Rite shall deliver the Products to the designated ship address set forth on each purchase order and/or Mask Order, FOB/CIP Align-Rite's manufacturing sites located in the United States. Harris shall be responsible for all shipping and other costs of delivery from the manufacturing sites located in the United States. Align-Rite shall retain a security interest and right of possession in the Products and Harris hereby grants such security interest therein to Align-Rite until Harris makes full payment. Title and risk of loss or damage to Products shall pass to Harris at the FOB/CIP point.

     7.3 Harris shall pay for the Products which are supplied under this Agreement in full within thirty (30) days of the date of the applicable invoice.

                                   ARTICLE 8
          Strategic Alliance, Consultation and Cooperation Arrangements

     8.1 During the Term, Harris and Align-Rite shall make their respective representatives available once every Quarter in order for:

          8.1.1 Harris to advise Align-Rite of its Product development programs and its anticipated needs for Products and New Products;

          8.1.2 Align-Rite to inform Harris of its capacity and technological capabilities relating to Photomask products and services offered by it from time to time; and

          8.1.3 Harris to review Align-Rite's performance in supplying Harris' Product requirements.

     8.2 During the Term, Harris shall use its commercially reasonable efforts to maintain for Align-Rite the good will of the business of the Photomask Business Unit at the Closing Date (including, without limitation, merchant Photomask customers, suppliers and other parties having relationships with the Photomask Business Unit).

     8.3 During the Term, Harris agrees at Align-Rite's expense as set forth in the Site Services Agreement to cooperate and to provide such assistance as Align-Rite may require from time to time in maintaining the Photomask Business Unit's current ability to manufacture Products which meet Department of Defense ("DOD") Secret and Top Secret status, provided such cooperation and assistance is permitted under DOD and NSA regulations and is acceptable to DOD and NSA. Harris shall allow Align-Rite the use of Harris' Classified Material Control Center (CMCC) for processing, storing and shipping classified material pursuant to DD254 requirements, if such use is permissible under DOC and NSA regulations.

     8.4 During the Term of the Agreement, Harris shall use its commercially reasonable efforts to promote Align-Rite's Photomask products and services to
(i) the merchant customers of the Photomask Business Unit, (ii) Harris' joint venture partners, (iii) the semiconductor foundry businesses utilized by Harris which will or are envisioned to require the purchase of Photomask products and services, and (iv) other companies and foundries within the influence or under the control of Harris, in each case in accordance with the terms of this Agreement.

                                   ARTICLE 9
                             Termination Rights And
                          Obligations Upon Termination

     9.1 Unless otherwise terminated pursuant to the provisions of this Article 9, this Agreement shall continue in effect for the Term. The Term may be extended on terms mutually acceptable to the parties.

     9.2 This Agreement may be terminated at any time before the end of the Term as follows and in no other manner:

          9.2.1 By mutual agreement in writing by Align-Rite and Harris;

          9.2.2 By Align-Rite upon Harris' failure to pay when due any amounts required to be paid to Align-Rite after reasonable notice under this Agreement;

          9.2.3 By Harris upon the entry of any order for relief under any provision of any applicable bankruptcy code in any bankruptcy proceedings initiated by or against Align-Rite or the presentation of a petition or convening of a meeting for the purpose of winding up Align-Rite's business, or entering into liquidation whether compulsory or voluntarily, or compounding with its creditors generally, or the appointment of a receiver of any part of all of either party's assets, or either party taking or suffering any similar action in consequence of debt;

          9.2.4 By Align-Rite upon the entry of any order for relief under any provision of any applicable bankruptcy code in any bankruptcy proceedings initiated by or against Harris or the presentation of a petition or convening of a meeting for the purpose of winding up Harris' business, or entering into liquidation whether compulsory or voluntarily, or compounding with its creditors generally, or the appointment of a receiver of any part of all of either party's assets, or either party taking or suffering any similar action in consequence of debt;

          9.2.5 By Harris upon Align-Rite's material breach of any of the terms or conditions of this Agreement after written notice thereof and a failure by Align-Rite to then cure such breach within thirty (30) days except as otherwise provided in Section 3.6; and

          9.2.6 By Align-Rite upon Harris' material breach of any of the terms or conditions of this Agreement after written notice thereof and a failure by Harris to then cure such breach within thirty (30) days.

          9.3 In addition to any other remedies available to Align-Rite, in the event Align-Rite terminates the Agreement, it shall have the following rights: (i) if the Product has been delivered, Align-Rite may recover, together with any incidental damages, any unpaid portion of the purchase price of the Product; and (ii) if the Product has not been delivered, Align-Rite may withhold delivery of such Product.

          9.4 The failure of either party to enforce any provision of this Agreement shall not be deemed a waiver of such provision.

                                   ARTICLE 10
                                   Warranties

     10.1 Harris shall as soon as practicable, and in any event within thirty
(30) working days of the delivery of a Product at its premises, notify Align-Rite in writing of any noncompliance with applicable Specifications.

     10.2 If Harris fails to give notice in accordance with Section 10.1, then except in respect of any noncompliance with applicable Specifications which is such that it would not be apparent upon a reasonable visual inspection, the Product in question shall be conclusively presumed to be in all respects in accordance with its Specification, and Harris shall be deemed to have accepted the quality of such Product, and Align-Rite shall have no liability to Harris with respect to that Product and the warranties made in Section 10.4 shall not apply thereafter.

     10.3 If Harris rejects any delivery of a Product which it believes is not in accordance with its Specification, then Align-Rite shall as soon as practicable and in any event within five (5) working days of being requested to do so by Harris supply a replacement Product which is in accordance with its Specifications or shall notify Harris that it is unable to do so whereupon Harris shall be entitled to obtain such replacement Product from a third party.

     10.4 Align-Rite warrants that Products delivered hereunder shall be free and clear of liens and encumbrances arising from actions or inactions of Align-Rite and shall have been manufactured to the applicable Harris Specification. This warranty shall terminate in accordance with Section 10.2 or for any noncompliance which is not apparent upon reasonable visual inspection upon expiration of 135 calendar days following receipt by Harris or its designee of a shipment. In the event a problem occurs or is discovered after receipt by Harris, Align-Rite and Harris agree to discuss and resolve such problem in good faith.

     10.5 The liability of Align-Rite hereunder is solely and exclusively limited to replacement, or repair, or credit of the purchase price, at Harris' option, for any Product which is returned by Harris during the applicable warranty period and which is found by Harris to be subject to adjustment under this warranty.

     10.6 THIS WARRANTY EXTENDS TO HARRIS ONLY. THIS WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES WHETHER EXPRESS, IMPLIED OR STATUTORY, INCLUDING IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR PARTICULAR PURPOSE. THIS WARRANTY DOES NOT APPLY TO DEFECTS ARISING AS A RESULT OF HARRIS' DESIGN OR FORMULA. IN NO EVENT SHALL ALIGN-RITE BE LIABLE FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES DUE TO BREACH OF THIS WARRANTY. HARRIS' SOLE REMEDY FOR ANY BREACH SHALL BE LIMITED TO THE REMEDIES SET FORTH IN SECTION 10.5.

                                   ARTICLE 11
                       Dispute Resolution and Arbitration

     11.1 In the event that any dispute arises among the parties pertaining to the subject matter of this Agreement, and the parties, through Align-Rite's senior management and Harris' senior management are unable to resolve such dispute within a reasonable time through negotiations and mediation efforts by senior executives of both parties, such dispute shall be resolved as set forth in this Article.

          11.1.1 The following procedures may be initiated by written notice ("Dispute Notice") given by one party ("Claimant") to the other, but not before thirty (30) days have passed during which the parties have been unable to reach a resolution as described above. The Dispute Notice shall be accompanied by (i) a statement of the Claimant describing the dispute in reasonable detail and (ii) documentation, if any, supporting the Claimant's position on the dispute. Within twenty (20) days after the other party's

     ("Respondent") receipt of the Dispute Notice and accompanying materials, the parties shall submit the dispute to mediation in the Orlando, Florida area under the rules of the American Arbitration Association. All negotiations and mediation procedures pursuant to this paragraph 11.1.1 shall be confidential and treated as compromise and settlement negotiations and shall not be admissible in any arbitration or other proceeding.

          11.1.2 If the dispute is not resolved as provided in Section 11.1.1 within sixty (60) days after the Respondent's receipt of the Dispute Notice, the dispute shall be resolved by binding arbitration. Within the sixty-day period referred to in the immediately preceding sentence, the parties shall agree on a single arbitrator to resolve the dispute. If the parties fail to agree on the designation of an arbitrator within said sixty-day period, the American Arbitration Association in the Orlando, Florida area shall be requested to designate the single arbitrator. If the arbitrator becomes disabled, resigns or is otherwise unable to discharge the arbitrator's duties, the arbitrator's successor shall be appointed in the same manner as the arbitrator was appointed.

          11.1.3 Except as otherwise provided in this Article, the arbitration shall be conducted in accordance with the Commercial Rules of the American Arbitration Association, which shall be governed by the United States Arbitration Act.

          11.1.4 Any resolution reached through mediation and any award arising out of arbitration (i) shall be binding and conclusive upon the parties;
     (ii) shall be limited to a holding for or against a party, and affording such monetary remedy as is deemed equitable, just and within the scope of this Agreement; (iii) may not include special, incidental, consequential or punitive damages; (iv) may in appropriate circumstances include injunctive relief and (v) may be entered in court in accordance with the United States Arbitration Act.

          11.1.5 Arbitration shall not be deemed a waiver of any right of termination under this Agreement, and the arbitrator is not empowered to act or make any award other than based solely on the rights and obligations of the parties prior to termination in accordance with this Agreement.

          11.1.6 The arbitrator may not limit, expand or otherwise modify the terms of this Agreement.

          11.1.7 The laws of the State of Florida shall apply to any mediation, arbitration, or litigation arising under this Agreement.

          11.1.8 Each party shall bear its own expenses incurred in any mediation, arbitration or litigation, but any expenses related to the compensation and the costs of any mediator or arbitrator shall be borne equally by the parties to the dispute.

          11.1.9 A request by a party to a court for interim measures necessary to preserve a party's rights and remedies for resolution pursuant to this Article shall not be deemed a waiver of the obligation to mediate or of the agreement to arbitrate.

          11.1.10 The parties, their representatives, other participants and the mediator or arbitrator shall hold the existence, content and result of mediation or arbitration in confidence.

                                   ARTICLE 12
                                 Confidentiality

     12.1 During the course of this Agreement each party may obtain possession of information belonging to the other parties which contains confidential or secret information (e.g. inventions, know-how, trade secrets, future product plans). As far as such information is disclosed by one party to the other party it shall be clearly labeled "Confidential" or the like.

     12.2 The party which obtains possession of such confidential information shall maintain all such information in confidence and shall not disclose it to a third party without the prior written consent of the other party. These non-disclosure obligations shall terminate ten (10) years after receipt of such information.

     12.3 These non-disclosure obligations shall not apply with respect to any information which: (i) now or hereafter, through no act or failure to act on the part of the obtaining party, becomes generally known or available; (ii) is known by the party at the time of obtaining it from the other party; (iii) is furnished to third parties by the party without restriction on disclosure; (iv) is independently developed by the obtaining party; or (v) is furnished to the obtaining party by a third party as a matter of right and without restriction on disclosure. The obligations of this Article 12 shall survive the expiration or any termination of this Agreement.

                                   ARTICLE 13
                                     General

     13.1 Independent Contractors. Both parties are independent contractors under this Agreement. Nothing contained in this Agreement is intended nor is to be construed so as to constitute Align-Rite and Harris as partners, agents or joint venturers with respect to this Agreement. Neither party hereto shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of the other party or to bind the other party to any contract, agreement or undertaking with any third party.

     13.2 Amendments; Waivers. This Agreement and any schedule or exhibit attached hereto may be amended only by agreement in writing of the parties to the Agreement. No waiver of any provision nor consent to any exception to the terms of this Agreement or any agreement contemplated hereby shall be effective unless in writing and signed by the party to be bound and then only to the specific purpose, extent and instance so provided.

     13.3 Schedules; Exhibits; Integration. Each Schedule and Exhibit delivered pursuant to the terms of this Agreement shall be in writing and shall constitute a part of this Agreement, although Schedules need not be attached to each copy of this Agreement. This Agreement, together with such Schedules and Exhibits, and the Asset Purchase Agreement constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements and understandings of the parties in connection therewith, including, but not limited to, the letter of intent dated April, 20, 1999, between Harris and Align-Rite.

     13.4 Force Majeure. No party to this Agreement shall be deemed to be in breach of this Agreement or otherwise liable to any other party in any manner whatsoever for any failure or delay in performing its obligations under this Agreement due to Force Majeure. If a party's performance of its obligations under this Agreement is affected by Force Majeure, then: (i) it shall give written notice to the other parties, specifying the nature and extent of the Force Majeure, as soon as reasonably practicable on becoming aware of the Force Majeure and will at all times use its reasonable endeavors to mitigate the severity of the Force Majeure; (ii) the date for performance of such obligation shall be deemed suspended only for a period equal to the delay caused by such event; and (iii) it shall not be entitled to payment from the other party in respect of extra costs and expenses incurred by virtue of the Force Majeure event.

     13.5 Assignment. Neither Align-Rite nor Harris may assign this Agreement without the prior written consent of the other, except that Align-Rite may assign its rights hereunder to any wholly-owned subsidiary or Affiliate of Align-Rite or to any post-Closing purchaser(s) of all of the capital stock of Align-Rite or of substantially all of its assets, and except that Harris may assign its rights hereunder to any wholly-owned subsidiary or Affiliate of Harris or to any post-Closing purchaser(s) of substantially all of the Semiconductor Business Unit of Harris. Notwithstanding the above, Harris covenants and agrees that in the event it sells all or substantially all of its assets related to its semiconductor business (including, but not limited to, its June 3, 1999 announced sale of its semiconductor business to a subsidiary of Sterling Holding Company, Citicorp Venture Capital investment portfolio company), it shall require as a condition of completion of such transaction that the purchaser of such assets, as well as any successors of any such purchaser, enters into an express assumption of this Agreement, as if such purchaser or such successor were the original party to this Agreement, and the form of any such assumption agreements shall be reasonably acceptable to Align-Rite. In the event of any such assignments, Harris shall be deemed to have guaranteed the performance of such purchaser's or successor's obligations hereunder and be responsible therefor. Align-Rite covenants and agrees that in the event it sells all or substantially all of the Business Assets, it shall require that the purchaser of such assets, as well as any successors of any such purchaser, enters into an express assumption of this Agreement, as if such purchaser or such successor were the original party to this Agreement, and the form of any such assumption agreements shall be reasonably acceptable to Harris. In the event of any such assignments, Align-Rite shall be deemed to have guaranteed the performance of such purchaser's or successor's obligations hereunder and be responsible therefor.


                                   ARTICLE 14
                                     Notices

     14.1 Any notice or any other information required or authorized by this Agreement to be given by any party to the other must be given in writing by U.S. mail, facsimile or overnight courier to the other party at the address for service notified in Section 14.3 or to such other address as any party may notify to the others from time to time in writing as being the address for service.

     14.2 To be a valid and enforceable notice, evidence of receipt by the recipient of such notice shall be required.

     14.3 The addresses and contact numbers of those persons who are authorized to accept service on behalf of the parties to this Agreement are set out below:

                  On behalf of Align-Rite and Sub to:

                  Mr. James MacDonald
                  Mr. Petar Katurich
                  Align-Rite International, Inc.
                  2428 Ontario Street
                  Burbank, California 91504
                  USA

                  Telephone No: (818)843-7220
                  Facsimile No: (818)563-4902

                  With a copy to:

                  J. Jay Herron, Esq.
                  Robert L. Davis, Esq.
                  O'Melveny & Myers LLP
                  610 Newport Center Drive, Suite 1700
                  Newport Beach, California 92660

                  Telephone No: (949)760-9600
                  Facsimile No: (949)823-6994

                  On behalf of Harris to:

                  Harris Corporation
                  Semiconductor Sector
                  Attention: Gregory L. Williams
                  2401 Palm Bay Road N.E.
                  Mail Stop 53-198
                  Palm Bay, FL 32905

                  Telephone No: (407) 729-5756
                  Facsimile No: (407) 729-5773

                  With a copy to:

                  Harris Corporation
                  Leslie J. Hart
                  Vice President-Counsel
                  2401 Palm Bay Road N.E.
                  Mail Stop 53-198
                  Palm Bay, FL 32905

                  Telephone No: (407)729-5395
                  Facsimile No: (407)729-5392

     IN WITNESS WHEREOF, this agreement is entered into by duly authorized representatives of the parties hereto on the date first above written.

                                       ALIGN-RIGHT INTERNATIONAL, INC.,
                                       a California corporation


                                       By:
                                          --------------------------------------
                                          James L. MacDonald
                                          Chairman of the Board and Chief
                                          Executive Officer


                                       ALIGN-RITE, INC.,
                                       a Florida corporation


                                       BY:
                                          --------------------------------------
                                          James L. MacDonald
                                          Chairman of the Board


                                       HARRIS CORPORATION,
                                       a Delaware corporation


                                       BY:
                                          --------------------------------------
                                          W.R. Morcom
                                          Vice President-General Manager
                                          Operations

                                    Exhibit D

                                    [Form of]

                             Site Services Agreement


                                  by and among


                               Harris Corporation
                           Semiconductor Business Unit


                                       and


                                Align-Rite, Inc.

This Site Services Agreement ("Agreement") is entered into this 2nd day of July, 1999 by and between Harris Corporation, a Delaware Corporation, acting through its Semiconductor Business Unit ("Harris"), Align-Rite Inc., a Florida Corporation, ("Align-Rite").

                                    RECITALS

     WHEREAS, Harris and Align-Rite have or will enter into a separate Asset Purchase Agreement of even date herewith for the sale of certain assets to Align-Rite in connection with Harris' Photomask Business; and

     WHEREAS, Harris and Align-Rite have or will enter into a separate Lease Agreement of even date herewith for the lease of facilities to Align-Rite used in connection with Harris' Photomask Business; and

     WHEREAS, Align-Rite desires to purchase certain services from Harris pertaining to the operation of the Photomask Business in the leased facilities and Harris is willing to provide these services.

                                    AGREEMENT

     In consideration of the premises, the mutual promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

1.   SCOPE OF CONTRACT

     Align-Rite hereby contracts with Harris to purchase the following services from Harris, and Harris hereby agrees to provide Align-Rite with said services through the action of employees of the Semiconductor Business Unit:

     a)       Facilities Systems/Equipment Maintenance
     b)       Utilities
     c)       Training & Development
     d)       Calibration
     e)       Factory Control Systems & VMS Administration
     f)       Desktop Computing Services
     g)       Emergency Response Team
     h)       Occupational Health Services
     i)       Hazardous Waste Operations
     j)       Security
     k)       Purchasing, Stockroom, Receiving, Shipping, IQC
     l)       Telecommunications
     m)       Quality Engineering
     n)       Internal Quality Audit

2.   TERM:

     The term of this Agreement shall commence on July 3, 1999 and shall continue in effect until either (a) the Lease Agreement expires or is cancelled, or (b) this Agreement is terminated as provided in Section 8 herein, whichever occurs first.

3.   PAYMENT

     Services will be billed to Align-Rite on a monthly basis. Services which commence or end on other than the first or last day of the month, respectively, shall be billed pro-rata accordingly. Align-Rite shall pay the invoiced amount for the services provided within thirty (30) days from the date of Harris' invoice. Any payment or part thereof remaining unpaid after thirty (30) days shall, in the absolute discretion of Harris, carry interest thereon at the rate of two percent (2%) per annum above the prime interest rate published in the Wall Street Journal as of the date on which payment was due, calculated on a monthly basis.

     Payment made by check shall be drawn on a U.S. Bank. Alternatively, direct wire payments shall be made to an account designated by Harris. In the event payment becomes more than ninety (90) days past due, Align-Rite International, Inc. agrees to pay for services rendered. Rates on the services provided to Align-Rite are subject to review by Harris and may change on each anniversary of this Agreement, except that if a utility rate changes, Harris shall adjust said rate in the "Consumables (provided to Align-Rite by Harris) Section" on page 2 of Exhibit "A" hereto and the new rate shall become effective immediately and shall be shown at the new rate on the next monthly invoice..

4.   DESCRIPTION OF SERVICES

     Harris agrees to provide the following services at the specified intervals and cost in substantially the same manner as provided to Harris employees and other buildings on the Complex. If a service provided to Harris employees or other buildings on the Complex is modified, Harris reserves the right to modify such service provided to Align-Rite accordingly.

     a) Facilities Systems & Equipment Maintenance

        Harris shall make available to Align-Rite maintenance and repair services for the equipment and systems set forth in Exhibit "A". Harris shall use its standard procedures for scheduling work, and shall use the same workmanship levels and materials used for the adjacent buildings of the Complex owned by Harris. Harris will provide coverage every day of the year except two days, July 4th and December 23rd. In the event of an emergency, Harris will be able to respond within two (2) hours.

        The systems and equipment maintenance services for the Photomask Business systems is divided into three programs: the Harris Preventive Maintenance (HPM) Program, Contract Preventive Maintenance (CPM) Program, and Time and Materials (T&M) Program as described in Exhibit "A". The HPM and T&M Programs will be performed by Harris employees and/or their selected qualified contractors, and the CPM Program will be performed by outside contractors who specialize in the type of equipment and services set forth in Exhibit "A". Under the HPM Program, Harris shall provide all the material and labor required to maintain the systems identified in Exhibit "A" in good operating conditions. This includes, but is not limited to, all the preventive maintenance and regular repair.

        Systems modifications, upgrades, equipment/tool installations, or other work that might be requested by Align-Rite will be performed under the T&M

Program. The HPM, CPM and T&M hours and costs listed in Exhibit "A" are estimates. Harris will bill Align-Rite based on actual hours expended and costs plus applicable mark-ups as stated in Exhibit "A".

        Align-Rite reserves the right to change the type of the maintenance program on a piece of equipment, or to remove a piece of equipment from the maintenance program after giving Harris thirty (30) days written notice. The cost of the services shall be adjusted accordingly.

     b) Utilities

        Harris shall make available to Align-Rite metered electricity, nitrogen, deionized water, and city water in accordance with the costs set forth in Exhibit "A". Align-Rite shall pay a one-time charge not to exceed in the aggregate thirteen thousand dollars ($13,000.00) for the purchase and installation of all four meters. Harris will also provide clean, dry compressed air in exchange for chilled water from Align-Rite to cool the Centac air compressor owned and operated by Harris. In addition to the actual metered amount for each utility, Align-Rite shall pay one hundred twenty-five dollars ($125.00) per month per each of the four utilities, which includes the administrative costs for meter reading, maintenance, and billing.

     c) Training & Development

        Harris shall provide Align-Rite with general training and development skills in accordance with the description and costs as set forth in Exhibits "B" and "C". While Harris' standard policy is to require a minimum of five (5) persons attending a training class before commencing with said training, Harris will make available to Align-Rite the training classes listed on said exhibits only without imposing a minimum number of attendees. Emergency Response Team training and Occupational Health Services training are as set forth in Exhibits "J" and "K", subject to the minimum five (5) person standard attendance policy. Training may occur simultaneously with other Harris employees at such dates and times established by Harris, or may occur at a separate time and date for Align-Rite employees only.

     d) Calibration

        Harris shall provide Align-Rite with calibration and repair services for equipment used in the Photomask Business in accordance with the costs set forth in Exhibit "D" on the equipment and schedules set forth in Exhibit "E".

     e) Factory Control Systems & VMS Administration

        Harris shall provide Align-Rite with Factory Control System and VMS administration services in accordance with the description and costs as set forth in Exhibit "F".

     f) Desktop Computing Services

        Harris shall provide Align-Rite with Desktop Computing Services ("DCS") in accordance with the description, purpose and frequency as set forth in Exhibit "G", for assets listed in Exhibit "H" at the cost listed in Exhibit "I". If Align-Rite deviates from the standard software support model used by all other Harris employees, DCS reserves the right to discontinue support services immediately.

     g) Emergency Response Team

        Harris shall provide Align-Rite with Emergency Response Team ("ERT') services in accordance with the description and costs as set forth in Exhibit "J".

     h) Occupational Health Services

        Harris shall provide Align-Rite with Occupational Health Services in accordance with the description and costs as set forth in Exhibit "K".

     i) Hazardous Waste Operations

        Harris shall provide Align-Rite with Hazardous Waste Operation services in accordance with the description and costs as set forth in Exhibit "L".

     j) Security

        Harris shall provide Align-Rite with Security services in accordance with the description as set forth in Section 9 of the Lease Agreement and cost as set forth in Exhibit "M" of this Agreement.

     k) Purchasing, Stockroom, Receiving, Shipping, IQC

        Harris shall provide Align-Rite with Purchasing, Stockroom, Receiving, Shipping, and Incoming Quality Control (IQC) in accordance with the description and costs as set forth in Exhibit "N".

     l) Telecommunications

        Harris shall provide Align-Rite with Telecommunication services in accordance with the description and costs as set forth in Exhibit "O".

     m) Quality Engineering

        Harris shall provide Align-Rite with Quality Engineering services to Align-Rite in accordance with the description and costs as set forth in Exhibit "P".

     n) Internal Quality Audit

        Harris shall provide Align-Rite with Internal Quality Audit services in accordance with the description and costs as set forth in Exhibit "Q".

5.   GENERAL

     a) The meaning of terms not defined in this Site Services Agreement shall be the same as that defined in said Asset Purchase Agreement or Lease Agreement.

     b) The captions used in this agreement are for the purpose of convenience only and shall not be construed to limit or extend the meaning of any part of this Agreement.

     c)   All Exhibits attached hereto are incorporated herein by reference.

     d) In case any one or more of the provisions contained herein shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal, or unenforceable provision had not been contained herein.

     e) When the context of this Agreement requires, the neuter gender includes the masculine, the feminine, a partnership, corporation, or joint venture, and the singular includes the plural.

     f) The waiver by either party of any breach of any term, condition, or covenant of this Agreement shall not be deemed a waiver of such provision or any subsequent breach of the same or any other term, condition, or covenant of this Agreement.

     g) The words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision.

6.   CANCELLATION OF SERVICES

     Either Align-Rite or Harris may cancel any one or more of the aforementioned services other than utilities with ninety (90) days written notice to the other party, except that maintenance services may be modified with thirty (30) days notice as stated in Section 4(a) herein. Utility delivery and termination is provided under the terms and conditions of Section 6 of the Facility Lease Agreement.

7.   SUCCESSORS AND ASSIGNS

     The covenants and conditions herein contained shall, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of all of the parties hereto, and all of the administrators and assigns of all of the parties hereto, and all of the parties hereto shall be jointly and severally liable hereunder.

8.   TERMINATION

     In the event Harris or its successor ceases substantially all operations at the Complex, Harris may terminate this Agreement in its entirety with one hundred eighty (180) days written notice to Align-Rite.

9.   ASSIGNMENT

     Neither Align-Rite nor Hams may assign this Agreement without the prior written consent of the other, except that Align-Rite may assign its rights hereunder to any wholly-owned subsidiary or Affiliate of Align-Rite or to any post-Closing purchaser(s) of all of the capital stock of Align-Rite or of substantially all of its assets, and except that Harris may assign its rights hereunder to any wholly-owned subsidiary or Affiliate of Harris or to any post-Closing purchaser(s) of substantially all of the Semiconductor Business Unit of Harris. Notwithstanding the above, Harris covenants and agrees that in the event it sells all or substantially all of its assets related to its semiconductor business (including, but not limited to, its June 3, 1999 announced sale of its semiconductor business to a subsidiary of Sterling Holding Company, Citicorp Venture Capital investment portfolio company), it shall require as a condition of completion of such transaction that the purchaser of such assets, as well as any successors of any such purchaser, enters into an express assumption of this Agreement, as if such purchaser or such successor were the original party to this Agreement, and the form of any such assumption agreements shall be reasonably acceptable to Align-Rite. In the event of any such assignments, Harris shall be deemed to have guaranteed the performance of such purchaser's or successor's obligations hereunder and be responsible therefor. Align-Rite covenants and agrees that in the event it sells all or substantially all of the Business Assets, it shall require that the purchaser of such assets, as well as any successors of any such purchaser, enters into an express assumption of this Agreement, as if such purchaser or such successor were the original party to this Agreement, and the form of any such assumption agreements shall be reasonably acceptable to Harris. In the event of any such assignments, Align-Rite shall be deemed to have guaranteed the performance of such purchaser's or successor's obligations hereunder and be responsible therefor.

10.  TRANSFER OF PROPERTY BY HARRIS

     In the event of any conveyance of the Complex or Premises and assignment by Harris of this Agreement, Harris shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Agreement occurring after the consummation of such conveyance and assignment so long as Harris' successor agrees and covenants to assume all of Harris' obligations under this Agreement occurring after the consummation of such conveyance assignment.

11.  NOTICES

     Any notice, demand, request, consent, approval or communication that either party desires or is required to give to the other party under this Agreement shall be in writing and shall be served personally, delivered by independent messenger or overnight courier service, or sent by U.S. certified mail, return receipt requested, postage prepaid, in which event such notice shall be deemed to have been given when seventy-two (72) hours have elapsed from the time when such notice was deposited in the United States mail, addressed to the other party at the address set forth below:

     If to Harris:
                              Harris Corporation
                              Semiconductor Business Unit
     Notice Address:          2401 Palm Bay Road NE, m/s 53-205
                              Palm Bay, FL 32905
                              Attention: Tim Muth

     Phone Number:            (407) 724-7988
     Fax Number:              (407) 729-4887

     with a copy to:          Harris Corporation
                              Semiconductor Business Unit
                              2401 Palm Bay Road NE, m/s 53-216
                              Palm Bay, FL 32905
                              Attention: Vice President Counsel

     Fax Number:              (407) 729-5952

--------------------------------------------------------------------------------

     If to Align-Rite:        Align-Rite, Inc.
     Notice Address:          c/o 2428 Ontario Street
                              Burbank, CA 91504
                              Attention: Petar Katurich

     Phone Number:            (818) 843-7220
     Fax Number:              (818) 563-4902
     with a copy to:          J. Jay Herron, Esquire
                              Robert L. Davis, Esquire
                              O'Melveny & Myers
                              610 Newport Center Drive
                              Newport Beach, California
     Phone Number:            (949) 823-6906
     Fax Number               (949) 823-6994

Either party may change its address by giving notice of same in accordance with this paragraph.

12.  RESPONSIBILITY OF HARRIS

     Align-Rite hereby acknowledges that Harris is not in the business of providing the services herein and that Harris does not warrant the performance of services hereunder. In the event of an error or omission in the provision of a service which shall be established to be principally caused by Harris' performance hereunder, Harris shall credit Align-Rite for any previously invoiced charges in connection with such service. Such adjustment shall be Align-Rite's only remedy. Harris shall have no liability to Align-Rite for any special, consequential, or incidental damages. Harris shall undertake to perform services hereunder for Align-Rite substantially in the same manner as if it were performing such services for a Harris business unit. Harris' obligations to provide any service hereunder is conditioned upon the responsible party obtaining prior to the commencement of such services all necessary governmental licenses, approvals, and permits.

13.  GOVERNING LAW

     This Agreement and the relationship between Harris and Align-Rite shall be governed by and construed in accordance with the laws of the State of Florida.

14.  DISPUTE RESOLUTION AND ARBITRATION

     In the event that any dispute arises among the parties pertaining to the subject matter of this Agreement, and the parties, through Align-Rite's senior management and Harris' senior management are unable to resolve such dispute within a reasonable time through negotiations and mediation efforts by senior executives of both parties, such dispute shall be resolved as set forth in this Section.

     a) The following procedures may be initiated by written notice ("Dispute Notice") given by one party ("Claimant") to the other, but not before thirty (30) days have passed during which the parties have been unable to reach a resolution as described above. The Dispute Notice shall be accompanied by (i) a statement of the Claimant describing the dispute in reasonable detail and (ii) documentation, if any, supporting the Claimant's position on the dispute. Within twenty (20) days after the other party's ("Respondent") receipt of the Dispute Notice and accompanying materials, the parties shall submit the dispute to mediation in the Orlando, Florida area under the rules of the American Arbitration Association. All negotiations and mediation procedures pursuant to this Section 14(a) shall be confidential and treated as compromise and settlement negotiations and shall not be admissible in any arbitration or other proceeding.

     b) If the dispute is not resolved as provided in Section 14(a) within sixty (60) days after the Respondent's receipt of the Dispute Notice, the dispute shall be resolved by binding arbitration. Within the sixty-day period referred to in the immediately preceding sentence, the parties shall agree on a single arbitrator to resolve the dispute. If the parties fail to agree on the designation of an arbitrator within said sixty-day period, the American Arbitration Association in the Orlando, Florida area shall be requested to designate the single arbitrator. If the arbitrator becomes disabled, resigns or is otherwise unable to discharge the arbitrator's duties, the arbitrator's successor shall be appointed in the same manner as the arbitrator was appointed.

     c) Except as otherwise provided in this Section, the arbitration shall be conducted in accordance with the Commercial Rules of the American Arbitration Association, which shall be governed by the United States Arbitration Act.

     d) Any resolution reached through mediation and any award arising out of arbitration (i) shall be non-binding upon the parties; (ii) shall be limited to a holding for or against a party, and affording such monetary remedy as is deemed equitable, just and within the scope of this Agreement; (iii) may not include special, incidental, consequential or punitive damages; (iv) may in appropriate circumstances include injunctive relief; and (v) may be entered in court in accordance with the United States Arbitration Act.

     e) Arbitration shall not be deemed a waiver of any right of termination under this Agreement, and the arbitrator is not empowered to act or make any award other than based solely on the rights and obligations of the parties prior to termination in accordance with this Agreement.

     f) Each party shall bear its own expenses incurred in any mediation, arbitration or litigation, but any expenses related to the compensation and the costs of any mediator or arbitrator shall be borne equally by the parties to the dispute.

     g) A request by a party to a court for interim measures necessary to preserve a party's rights and remedies for resolution pursuant to this Section shall not be deemed a waiver of the obligation to mediate or of the agreement to arbitrate.

     h) The parties, their representatives, other participants and the mediator or arbitrator shall hold the existence, content and result of mediation or arbitration in confidence.

15.  FORCE MAJEURE

     Neither party shall be liable in damages for any delay or default in the performances of any or all obligations of this Agreement, if such delay or default is caused by conditions beyond its control, including, but not limited to: acts of the elements, fires, explosions, floods or other casualties, governmental orders or restrictions, and the inability to obtain necessary governmental approvals. The party incurring the delay shall promptly notify the other party in writing, and performance shall be extended one day for each day of delay.

16.  AMENDMENT

     This Agreement may be amended or any provision of this Agreement may be waived only if set forth in writing, executed by both parties to this Agreement.

17.  ENTIRE AGREEMENT

     This Agreement, the Asset Purchase Agreement and the Facility Lease Agreement contains all of the terms, covenants and conditions agreed to by Harris and Align-Rite, integrates all discussions and understandings leading up to this Agreement, supersedes all prior agreements between the parties pertaining to the subject matter herein, and may not be modified orally or in any manner other than by an agreement in writing signed by all of the parties to this Agreement or their respective successors in interest.

18.  ATTORNEYS' FEES

     In case suit should be brought for any sum or services due hereunder, for the enforcement or interpretation of any of the terms or conditions of this Agreement, or because of any act which may arise out of the operation of the Photomask Business on the Complex, by either party, the prevailing party shall be entitled to all costs incurred in connection with such action, including a reasonable attorney's fee.

19.  AUTHORITY

     Harris and Align-Rite warrant and represent that their respective representatives executing this Agreement each have the full power and authority to execute this Agreement on behalf of Harris and Align-Rite, respectively, and that this Agreement, once executed by the signatory of Harris or Align-Rite, as the case may be, shall constitute a legal and binding obligation of that party and is fully enforceable in accordance with its terms.

IN WITNESS WHEREOF, Harris and Align-Rite have executed this Site Services Agreement as of the day and year first written above.


Harris Corporation                          Align-Rite, Inc.
Semiconductor Business Unit


---------------------------                 -----------------------
By:  W. Russell Morcom                      By:  James L. MacDonald
V.P.-GM Operations                          Chairman of the Board


                                    Exhibit A
      Facilities Systems/Equipment Maintenance and Utilities - Page 1 of 4

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            HSS PM                         T&M
-----------------------------------------------------------------------------------------------------------------------------------

              Bldg. 60: Facilities Systems/                                                       Plus                  HSS and/or
             Equipment Itemized Maintenance                 Property                   (@)      Material     EST Hrs.   Contractor
                                                              Owner     PM Freq.   EST HRS/YR   Cost+ 10%      Cost      Plus 20%
-----------------------------------------------------------------------------------------------------------------------------------
Champion Air Compressors (4)                                   AR           S          12                       $384        X
                                                                        -----------------------------------------------------------
Air Dryers, for Champion Air Compressors (2)                   AR           S           3                        $96        X
                                                                        -----------------------------------------------------------
Chillers (3)                                                   AR           W          52                     $1,664        X
                                                                        -----------------------------------------------------------
Chiller Water Circulation Pumps (2)                            AR           S           3                        $96        X
                                                                        -----------------------------------------------------------
Chilled Water piping (pipe, valve)                             AR           -           0                         $0        X
                                                                        -----------------------------------------------------------
Chilled/Cooling water pumps (11)                               AR           S          12                       $384        X
                                                                        -----------------------------------------------------------
Cooling Tower (1)                                              AR        S/SA/A        28                       $896        X
                                                                        -----------------------------------------------------------
Cooling Tower Pumps (2)                                        AR           S           3                        $96        X
                                                                        -----------------------------------------------------------
Make-up Water Piping (for scrubber, cooling tower,           AR/HSS1        -           0                         $0        X
   chilled water)
                                                                        -----------------------------------------------------------
Chiller Plant Controls, DDC (CSI)***                           AR           -           0                         $0        X
                                                                        -----------------------------------------------------------
Environmental Control DDC (Robert Shaw)                        AR           -           0                         $0        X
                                                                        -----------------------------------------------------------
Process Vacuum Pumps (2)                                       AR           S           3                        $96        X
                                                                        -----------------------------------------------------------
Boiler (1)                                                     AR           -           0                         $0        X
                                                                        -----------------------------------------------------------
Air Handling Units (AHUs), (14)                                AR           S          24                       $768        X
                                                                        -----------------------------------------------------------
Humidifiers, duct mounted (4)                                  AR           A           4                       $128        X
                                                                        -----------------------------------------------------------
Filters (prefilters and recirculation filters for AHUs,        AR           -           0                         $0        X
   excluding Hi-Efficiency filters)
                                                                        -----------------------------------------------------------
Air Dist. Sys. (ductwork, Canopies, HEPAs)                     AR           -           0                         $0        X
                                                                        -----------------------------------------------------------
Heat Exhaust for mech, electrical & UPS rooms (4)              AR           S           2                        $64        X
                                                                        -----------------------------------------------------------
HEPA Hood Certification (Canopies)                             NA          SA          16                       $512        X
                                                                        -----------------------------------------------------------
Particle Measurement System (less Facility View                AR           M           6                       $192        X
   Software)***
                                                                        -----------------------------------------------------------
Fume Scrubber (1)                                              AR          W/S         28                       $896        X
                                                                        -----------------------------------------------------------
Fume Exhaust Ductwork                                          AR           S           2                        $64        X
                                                                        -----------------------------------------------------------
General Bldg. Interior (ceiling, walls, floor/raised           AR           -           0                         $0        X
   floor, light bulbs)
                                                                        -----------------------------------------------------------
Fire Extinguishers Inspection                                  AR           -           0                         $0        X
-----------------------------------------------------------------------------------------------------------------------------------


                                    Exhibit A
      Facilities Systems/Equipment Maintenance and Utilities - Page 1 of 4

----------------------------------------------------------------------------------------------------------
                                                                              Contract PM
----------------------------------------------------------------------------------------------------------
                                                                                                      HSS
              Bldg. 60: Facilities Systems/                    Contract    Contract       HSS         Est.
             Equipment Itemized Maintenance                   Work Freq   Est. Cost    Est. Cost     Total
                                                                           $ (K)/YR      + 20%       Cost
----------------------------------------------------------------------------------------------------------
Champion Air Compressors (4)                                      -               $0          $0
                                                            ----------------------------------------------
Air Dryers, for Champion Air Compressors (2)                      A           $5,500      $6,600
                                                            ----------------------------------------------
Chillers (3)                                                     M/A         $14,000     $16,800
                                                            ----------------------------------------------
Chiller Water Circulation Pumps (2)                               -               $0          $0
                                                            ----------------------------------------------
Chilled Water piping (pipe, valve)                                -               $0          $0
                                                            ----------------------------------------------
Chilled/Cooling water pumps (11)                                  -               $0          $0
                                                            ----------------------------------------------
Cooling Tower (1)                                                 -               $0          $0
                                                            ----------------------------------------------
Cooling Tower Pumps (2)                                           -               $0          $0
                                                            ----------------------------------------------
Make-up Water Piping (for scrubber, cooling tower,                -               $0          $0
   chilled water)
                                                            ----------------------------------------------
Chiller Plant Controls, DDC (CSI)***                              A           $1,900      $2,280
                                                            ----------------------------------------------
Environmental Control DDC (Robert Shaw)                           -               $0           0
                                                            ----------------------------------------------
Process Vacuum Pumps (2)                                          -               $0           0
                                                            ----------------------------------------------
Boiler (1)                                                        A           $2,000      $2,400
                                                            ----------------------------------------------
Air Handling Units (AHUs), (14)                                   -               $0          $0
                                                            ----------------------------------------------
Humidifiers, duct mounted (4)                                     -               $0          $0
                                                            ----------------------------------------------
Filters (prefilters and recirculation filters for AHUs,          M/Q          $6,000      $7,200
   excluding Hi-Efficiency filters)
                                                            ----------------------------------------------
Air Dist. Sys. (ductwork, Canopies, HEPAs)                        -               $0          $0
                                                            ----------------------------------------------
Heat Exhaust for mech, electrical & UPS rooms (4)                 -               $0          $0
                                                            ----------------------------------------------
HEPA Hood Certification (Canopies)                                -               $0          $0
                                                            ----------------------------------------------
Particle Measurement System (less Facility View                   A             $700        $840
   Software)***
                                                            ----------------------------------------------
Fume Scrubber (1)                                                 -               $0          $0
                                                            ----------------------------------------------
Fume Exhaust Ductwork                                             -               $0          $0
                                                            ----------------------------------------------
General Bldg. Interior (ceiling, walls, floor/raised              -               $0          $0
   floor, light bulbs)
                                                            ----------------------------------------------
Fire Extinguishers Inspection                                     M             $600        $720
----------------------------------------------------------------------------------------------------------


                                    Exhibit A
      Facilities Systems/Equipment Maintenance and Utilities - Page 2 of 4

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            HSS PM                         T&M
-----------------------------------------------------------------------------------------------------------------------------------

              Bldg. 60: Facilities Systems/                                                       Plus                  HSS and/or
             Equipment Itemized Maintenance                 Property                   (@)      Material     EST Hrs.   Contractor
                                                              Owner     PM Freq.   EST HRS/YR   Cost+ 10%      Cost      Plus 20%
-----------------------------------------------------------------------------------------------------------------------------------
House Cleaning Vacuum, Supplied from bldg 54                 AR/HSS1        S           2                          $64       X
   (1/3 sys cost)
                                                                        -----------------------------------------------------------

Process Piping (CDA, N2,  PV, IWW, etc.                      AR/HSS1        -           0                           $0       X
                                                                        -----------------------------------------------------------
DI water Booster Pumps/Filters (2)                             AR           S           3                          $96       X
                                                                        -----------------------------------------------------------
VESDA Fire Alarm (under raised floor, MEBES and Console)       AR           -           0                           $0       X
                                                                        -----------------------------------------------------------
Emergency Generator (1)                                        AR           W          52                       $1,664       X
                                                                        -----------------------------------------------------------
UPS (1)                                                        AR           -           0                           $0       X
                                                                        -----------------------------------------------------------
Electrical Distribution Sys (switchgear, elect dist            AR           W          120                      $3,840       X
   panel)
-----------------------------------------------------------------------------------------------------------------------------------
HSS Owned, Maintained and Operated Systems/
   Equip/Structure:
-----------------------------------------------------------------------------------------------------------------------------------
15 KV Transformers (2)                                         HSS          W          60                       $1,920       X
                                                                        -----------------------------------------------------------
Bldg. Shell (ext. walls & roof) & Concrete Floor               HSS                                                  $0
                                                                        -----------------------------------------------------------
Fire Alarm (less the VESDA system)                             HSS          A          16                         $512
                                                                        -----------------------------------------------------------
Fire Sprinkler                                                 HSS          Q          32                       $1,024
                                                                        -----------------------------------------------------------
Bathroom(s) and Under Slab Plumbing                            HSS          -           0                           $0
-----------------------------------------------------------------------------------------------------------------------------------
Consumables:  (provided to AR by HSS)
----------------------------------------------------------                                      -----------------------------------
Electricity (present rates 0.043 $/KWH)                                                                             $0
                                                                                                -----------------------------------
Nitrogen ($1.80 per 1000 cubic feet; $2.60 per 1000                                                                 $0
   cubic feet if Nitrogen plant is not operational)
                                                                                                -----------------------------------
DI Water $28 per 1,000 Gallon                                                                                       $0
                                                                                                -----------------------------------
City Water (present rate $3.55 per 1,000 gallon)                                                                    $0
                                                                                                -----------------------------------
Clean Dry Comp. Air (trade air for chilled water to cool                                                            $0
   Harris' Centac air compressor)
                                                                                                -----------------------------------
HSS will add a fixed administrative cost of $125 per                                                                $0
   month per each metered consumable
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                       483                     $15,456
-----------------------------------------------------------------------------------------------------------------------------------


                                    Exhibit A
      Facilities Systems/Equipment Maintenance and Utilities - Page 2 of 4

-----------------------------------------------------------------------------------------------------------
                                                                               Contract PM
-----------------------------------------------------------------------------------------------------------
                                                                                                      HSS
              Bldg. 60: Facilities Systems/                     Contract    Contract       HSS        Est.
             Equipment Itemized Maintenance                       Work      Est. Cost    Est. Cost    Total
                                                                  Freq      $ (K)/YR     Plus 20%     Cost
-----------------------------------------------------------------------------------------------------------
House Cleaning Vacuum, Supplied from bldg 54                       -               $0          $0
   (1/3 sys cost)
                                                            -----------------------------------------------

Process Piping (CDA, N2,  PV, IWW, etc.                            -               $0          $0
                                                            -----------------------------------------------
DI water Booster Pumps/Filters (2)                                 -                           $0
                                                            -----------------------------------------------
VESDA Fire Alarm (under raised floor, MEBES and Console)           A             $500        $600
                                                            -----------------------------------------------
Emergency Generator (1)                                            A           $5,000      $6,000
                                                            -----------------------------------------------
UPS (1)                                                            SA          $1,200      $1,440
                                                            -----------------------------------------------
Electrical Distribution Sys (switchgear, elect dist                                $0          $0
   panel)
-----------------------------------------------------------------------------------------------------------
HSS Owned, Maintained and Operated Systems/
   Equip/Structure:
-----------------------------------------------------------------------------------------------------------
15 KV Transformers (2)                                             A           $1,500      $1,800
                                                            -----------------------------------------------
Bldg. Shell (ext. walls & roof) & Concrete Floor                                               $0
                                                            -----------------------------------------------
Fire Alarm (less the VESDA system)                                                             $0
                                                            -----------------------------------------------
Fire Sprinkler                                                     Q             $500        $600
                                                            -----------------------------------------------
Bathroom(s) and Under Slab Plumbing                                                            $0
-----------------------------------------------------------------------------------------------------------
Consumables:  (provided to AR by HSS)
----------------------------------------------------------  -----------------------------------------------
Electricity (present rates 0.043 $/KWH)                                                        $0
                                                            -----------------------------------------------
Nitrogen ($1.80 per 1000 cubic feet; $2.60 per 1000                                            $0
   cubic feet if Nitrogen plant is not operational)
                                                            -----------------------------------------------
DI Water $28 per 1,000 Gallon                                                                  $0
                                                            -----------------------------------------------
City Water (present rate $3.55 per 1,000 gallon)                                               $0
                                                            -----------------------------------------------
Clean Dry Comp. Air (trade air for chilled water to cool                                       $0
   Harris' Centac air compressor)
                                                            -----------------------------------------------
HSS will add a fixed administrative cost of $125 per                                           $0
   month per each metered consumable
-----------------------------------------------------------------------------------------------------------
                                                                              $39,400     $47,280
-----------------------------------------------------------------------------------------------------------

                                    Exhibit A
      Facilities Systems/Equipment Maintenance and Utilities - Page 3 of 4

DEFINITIONS:
AR = Align-Rite                        W = Weekly           S = Every 4 Months
HSS = Harris Semiconductor Sector      M = Monthly          SA = Semi Annual
PM = Preventive Maintenance            Q = Quarterly        A = Annual

CPM = Contractor Preventative Maintenance

T & M = Time & Materials

AR/HSS1 = AR owns inside the building and HSS owns outside the building. If meter exists then AR owns downstream of meter and HSS owns meter and upstream of meter

Estimated costs based upon straight time.

(@) = bill for actual hours

HSS owned system: the cost for maintaining and operating these systems is part of the Lease. (not services to AR)

T&M HSS / Contractor: This will cover any work outside the PM or contracted-out work. Example: Break downs, system modification, upgrades, Work Orders

Coverage = 7x24x363

The particle measurement system in bldg. 60 is owned by AR but the front end software (PMS Facility View) is owned by HSS.

DI Water Cost includes: Cooling Tower Water, Scrubber Water, Waste Water Treatment, Electric, Chemicals, N2, Labor and Material to run the system.


                                    Exhibit A
      Facilities Systems/Equipment Maintenance and Utilities - Page 4 of 4

----------------------------------------------------------------------------------------------------------------
HSS Skilled Trades
----------------------------------------------------------------------------------------------------------------
           Job Category                        FY99 Rate/hr.            Overtime                   Premium
----------------------------------------------------------------------------------------------------------------
Administration                                    $26.00                 $39.00                    $52.00
Mechanic                                          $32.00                 $48.00                    $64.00
Drafting                                          $32.50                 $48.75                    $65.00
Engineer                                          $58.50
Construction Mgt.                                 $39.00                 $58.50                    $78.00
----------------------------------------------------------------------------------------------------------------
HSS Non-Skilled Trades
----------------------------------------------------------------------------------------------------------------
           Job Category                        FY99 Rate/hr.            Overtime                   Premium
----------------------------------------------------------------------------------------------------------------
Janitor                                           $11.02                 $16.54                    $22.05
Record Retention                                  $19.50                 $29.25                    $39.00
Mover                                             $25.53                 $38.30                    $51.06

----------------------------------------------------------------------------------------------------------------
Rates are: avg. actual plus fringe plus 30% overhead
----------------------------------------------------------------------------------------------------------------
Job Category                                   FY99 Rate/hr.            Materials                Contractor
----------------------------------------------------------------------------------------------------------------
Administration                                    $26.00               Cost + 10%           Administrative + 20%
Mechanic                                          $32.00
Drafting                                          $32.50
Engineer                                          $58.50
----------------------------------------------------------------------------------------------------------------
Construction Mgt.                                 $39.00
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
HSS Skilled Trades (Mechanics) FY 99 Age Rates                                       HSS Non-Skilled Trades
----------------------------------------------------------------------------------------------------------------------------------
            Trade        Avg.$/hr plus fringe     Rate plus 30%            Trade           Avg.$/hr plus fringe    Rate plus 30%
----------------------------------------------------------------------------------------------------------------------------------
Bldg. Mgt. Sys.                 $25.34                $32.94           Janitor                     $8.48               $11.02
Electrician                     $24.25                $31.53           Record Retention           $15.00               $19.50
HVAC                            $22.33                $29.03           Mover                      $19.64               $25.53
Plumber                         $24.98                $32.47
Hi-Purity Gas Weld              $29.20                $37.96
Multi-Skilled Crafts            $21.35                $27.76
Glass Blower                    $26.09                $33.92
----------------------------------------------------------------------------------------------------------------------------------
AVERAGE RATE                    $24.58                $32.23           AVERAGE RATE               $14.37               $18.69
----------------------------------------------------------------------------------------------------------------------------------

                                    Exhibit B
                             Training & Development


--------------------------------------------------------------------------------
Services Description
--------------------------------------------------------------------------------
 1.   New Hire Orientation
--------------------------------------------------------------------------------
 2.   Dept. Transfer Orientation
--------------------------------------------------------------------------------
 3.   Training Coordination for Teams
--------------------------------------------------------------------------------
 4.   Team Meeting Facilitation
--------------------------------------------------------------------------------
 5.   Knowledge Broker to Teams and Management
--------------------------------------------------------------------------------
 6.   Internal and External Audit Support
--------------------------------------------------------------------------------
 7.   Coordination/Maintenance of TRACS; SAFIRE; PACE; DOCS; HUB
--------------------------------------------------------------------------------
 8.   Presentation Coaching to Teams
--------------------------------------------------------------------------------
 9.   Required Platform Team Training
--------------------------------------------------------------------------------
10.  Compliance Training
--------------------------------------------------------------------------------
11.  Operator Certification Program Coordination
--------------------------------------------------------------------------------
12.  Goal Deployment process
--------------------------------------------------------------------------------
13.  Team Interventions to Improve Behaviors
--------------------------------------------------------------------------------
14.  Experiential Learning Intervention Expertise
--------------------------------------------------------------------------------
15.  Team Development Program Coordination
--------------------------------------------------------------------------------
16.  Local Steering Committee Membership
--------------------------------------------------------------------------------
17.  Site Communications, Palm Bay Pulse Team Member
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Itemized Services                              Approx. Cost ($)
--------------------------------------------------------------------------------
1.   Training Classes, see Exhibit "C"         $12.50/hr/person plus materials
--------------------------------------------------------------------------------
2.   Facilitation                              $320.00/day
--------------------------------------------------------------------------------
3.   Technical Training Center                 $12.50/hr/person plus materials
--------------------------------------------------------------------------------

See Exhibit "C" for a list of classes provided and the cost. Additional classes will be added to this list, as well as terminated and updated classes. Align-Rite will be informed of class additions, terminations and updating. Any costing changes will be reviewed with Align-Rite before any increase in charges are occurred.

Continental Breakfasts, Lunches and afternoon snacks for the longer classes will be the responsibility of Align-Rite.

                                    Exhibit C
                      Training & Development - Page 1 of 2

                   Palm Bay Manufacturing Training Department

                                  Course Costs
                        (These are per student charges.)

--------------------------------------------------------------------------------------------------------------
   PACE #      Manufacturing CORE Course Classes          HRS        Material $        Tuition $       Total $
--------------------------------------------------------------------------------------------------------------
TECHNICAL
--------------------------------------------------------------------------------------------------------------
AD8X-42        HARRIS 8D ROADMAP (no experience)            8          $60.00          $100.00         $160.00
--------------------------------------------------------------------------------------------------------------
TBD            HARRIS 8D ROADMAP (review)                   4          $40.00           $50.00          $90.00
--------------------------------------------------------------------------------------------------------------
AD85-05        WORKSTREAM                                   4          $30.00           $50.00          $80.00
--------------------------------------------------------------------------------------------------------------
AD8R-34        CAPA/CARS                                    2          $20.00           $25.00          $45.00
--------------------------------------------------------------------------------------------------------------
AD8Y-06        TPM OVERVIEW                                 1          $10.00           $12.50          $22.50
--------------------------------------------------------------------------------------------------------------
AD8R-42        TOC OVERVIEW                                 2          $20.00           $25.00          $45.00
--------------------------------------------------------------------------------------------------------------
AD8P-01        SPC for NEW HIRES                           12          $25.00          $150.00         $175.00
--------------------------------------------------------------------------------------------------------------
AD8P-15        FUNCTIONAL SPC                              20          $50.00          $250.00         $300.00
--------------------------------------------------------------------------------------------------------------
AD8R-46        IYM OVERVIEW                                 2          $20.00           $25.00          $45.00
--------------------------------------------------------------------------------------------------------------
AD8N-11        GOAL DEPLOYMENT                              8          $50.00          $100.00         $150.00
--------------------------------------------------------------------------------------------------------------
AD8R-01        5 S CAND0                                    2          $20.00           $25.00          $45.00
--------------------------------------------------------------------------------------------------------------
AEU4-15        PRODUCT SUBSTITUTION                         2          $20.00           $25.00          $45.00
--------------------------------------------------------------------------------------------------------------

                                    Exhibit C
                      Training & Development - Page 2 of 2
                              Course Costs (cont.)


------------------------------------------------------------------------------------------------------------------
  PACE #        Manufacturing CORE Course Classes              HRS       Material $      Tuition $        Total $
--------------- --------------------------------------------------------------------------------------------------

--------------- --------------------------------------------------------------------------------------------------
 SOCIAL
--------------- --------------------------------------------------------------------------------------------------
 AD8X-06        TEAM DYNAMICS (4-2 hour sessions optional)      8         $50.00          $100.00          $150.00
--------------- --------------------------------------------------------------------------------------------------
 AD8N-21        MEETING DYNAMICS                                4          30.00          $50.00           $80.00
--------------- --------------------------------------------------------------------------------------------------
 AD8X-11        CONFLICT 101                                    2          20.00          $25.00           $45.00
--------------- --------------------------------------------------------------------------------------------------
 AD8X-06        TEAM BEST PRACTICES                             4          30.00          $50.00           $80.00
--------------- --------------------------------------------------------------------------------------------------
 AD8X-16        EFFECTIVE COMMUNICATIONS                        2          20.00          $25.00           $45.00
--------------- --------------------------------------------------------------------------------------------------
 AD8M-28        SEMISPEAKS                                      4          30.00          $50.00           $80.00
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
 PACE #         Manufacturing CORE Course Classes              HRS       Material $       Tuition $        Total $
------------------------------------------------------------------------------------------------------------------
 SAFETY
------------------------------------------------------------------------------------------------------------------
 AEU4-17        HAZARD COMMUNICATION/RIGHT TO KNOW              1          10.00          $12.50           $22.50
---------------- -------------------------------------------------------------------------------------------------
 AD8T-01        HAZARDOUS ENERGY CONTROL (level 2)              2          20.00          $25.00           $45.00
---------------- -------------------------------------------------------------------------------------------------
LEADERSHIP
------------------------------------------------------------------------------------------------------------------
 AD8N-48        EFFECTIVE COACHING BEHAVIORS                    8          50.00          $100.00          $150.00
--------------- --------------------------------------------------------------------------------------------------
 AD8N-04        FACILITATION SKILLS WORKSHOP 101                8          50.00          $100.00          $150.00
--------------- --------------------------------------------------------------------------------------------------
 AD8N-23        ADVANCED FACILITATION SKILLS                    8          75.00          $100.00          $175.00
--------------- --------------------------------------------------------------------------------------------------

                                    Exhibit D
                                   Calibration


--------------------------------------------------------------------------------------------
Itemized Services                                                   Approx. Monthly Cost ($)
--------------------------------------------------------------------------------------------
1.  Calibration and repair service
--------------------------------------------------------------------------------------------
2.  Repair $78/hr as requested
--------------------------------------------------------------------------------------------
3.  Calibration $78/hr (estimate is 88hrs/year or $6864.00/yr)      approximately $572.00
--------------------------------------------------------------------------------------------


                      Exhibit E - Calibration - Page 1 of 2

-----------------------------------------------------------------------------------------------------------------------
  PROP.        MFR.       MFR.       EQ.     MFR SER.     DUE        ROOM       CAL          CAL        CAL        CAL
   ID          NAME      MODEL      DESC.       NO        DATE       LOC       STATUS       INTVL.     CODE       HOURS
-----------------------------------------------------------------------------------------------------------------------
 920918        PMS        110      PTCL      0688-116    4/17/99     MASK         IP         365       IOPP        0.5
                                   COUNT
-----------------------------------------------------------------------------------------------------------------------
 014104     PREC INV              CONTROLLER 9155 CHMB   4/21/99     MASK         XX         182        HIP        0.5
-----------------------------------------------------------------------------------------------------------------------
 930187        OSI       NIKON    MEAS SYS     5354      5/1/99      MASK         XX         365        HIP         1
-----------------------------------------------------------------------------------------------------------------------
 010299       NIKON        6      COMPARATOR   BAY 3     5/1/99      MASK         XX         365        HIP         1
-----------------------------------------------------------------------------------------------------------------------
 912243        OAI     316/365NM  EXPOS MTR  C399 C551   5/19/99     MASK         XX         182       VCAL         1
-----------------------------------------------------------------------------------------------------------------------
 011698      HONWLL      612X9    T-RH-REC    378033     5/20/99     MASK         XX         182       HCAL         2
-----------------------------------------------------------------------------------------------------------------------
 010096      SOLOMAT      455     T-RH-MTR               5/25/99     MASK         XX         182       HCAL         6
-----------------------------------------------------------------------------------------------------------------------
 004098       BACH     T-SCRIBE   TEMP REC               5/26/99     MASK         XX         182       HCAL         1
-----------------------------------------------------------------------------------------------------------------------
 012468       BLEUM    TOUCH MST    OVEN                 6/1/99      BAY2         XX         365        HIP        0.5
-----------------------------------------------------------------------------------------------------------------------
 012465        KLA        101     INSP STA               6/1/99      BAY1         XX         365        HIP        0.5
-----------------------------------------------------------------------------------------------------------------------
 012470     QUANTRONIX  DRS 21     RPR STA      108      6/1/99      BAY3         XX         365       IOPP        0.5
-----------------------------------------------------------------------------------------------------------------------
 012466     QUANTRONIX   DRS 1     RPR STA      64       6/1/99      BAY1         XX         365       IOPP        0.5
-----------------------------------------------------------------------------------------------------------------------
 014484       OHAUS    700/1610   3 BALANCE              6/4/99      MASK         XX         182       HCAL         1
-----------------------------------------------------------------------------------------------------------------------
 913401        OAI        316     EXPOS MTR  C438 C279   6/9/99      MASK         XX         182       VCAL         1
-----------------------------------------------------------------------------------------------------------------------
 006576        KLA                INSP STA               6/15/99     MASK         XX         365        HIP         1
-----------------------------------------------------------------------------------------------------------------------
 013971       FLUKE      8021B       DMM      4855155    6/22/99     SHOP         XX         365       HCAL         1
-----------------------------------------------------------------------------------------------------------------------
 012462        ATC        SEC       TIMER     BAY # 1    7/7/99      MASK         XX         182        HIP        0.5
-----------------------------------------------------------------------------------------------------------------------
 014292        ATC                  TIMER                7/7/99      MASK         XX         182        HIP        0.5
-----------------------------------------------------------------------------------------------------------------------
 014294        ATC                  TIMER                7/7/99      MASK         XX         182        HIP        0.5
-----------------------------------------------------------------------------------------------------------------------
 013279        ATC        SEC       TIMER     BAY #1     7/7/99      MASK         XX         182        HIP        0.5
-----------------------------------------------------------------------------------------------------------------------
 014291        ATC                  TIMER                7/19/99     MASK         XX         182        HIP        0.5
-----------------------------------------------------------------------------------------------------------------------
 014293        ATC                  TIMER                7/19/99     MASK         XX         182        HIP        0.5
-----------------------------------------------------------------------------------------------------------------------
 014295        ATC                  TIMER                7/19/99     MASK         XX         182        HIP        0.5
-----------------------------------------------------------------------------------------------------------------------
 014296        ATC                  TIMER                7/19/99     MASK         XX         182        HIP        0.5
-----------------------------------------------------------------------------------------------------------------------
 955104        TEK      THS730A      DIG      B012042    7/21/99     MASK         XX         365       HCAL         2
                                   OSCOPE
-----------------------------------------------------------------------------------------------------------------------
 910608        TEK       AM503     C PROBE    B052654    7/22/99     MASK         XX         182       HCAL         1
                                     AMP
-----------------------------------------------------------------------------------------------------------------------
 909643        TEK      FG 502    FUNC GEN    B050365    7/22/99     MASK         XX         182       HCAL         1
-----------------------------------------------------------------------------------------------------------------------
 910211        TEK      DC 503A    COUNTER    B022152    7/22/99     MASK         XX         182       HCAL         1
-----------------------------------------------------------------------------------------------------------------------
 013615        TEK       2236      OSCOPE     B016189    7/29/99     MASK         XX         182       HCAL         2
-----------------------------------------------------------------------------------------------------------------------
 010287       LEITZ     ERGOLUX   COMPARATOR   BAY2      8/26/99     MASK         XX         365        HIP        0.5
-----------------------------------------------------------------------------------------------------------------------
 010279        B&L        4X      MICROSCOPE             8/26/99     MASK         XX         365        PM          1
-----------------------------------------------------------------------------------------------------------------------
 010283        B&L        6X      MICROSCOPE             8/26/99     MASK         XX         365        PM          1
-----------------------------------------------------------------------------------------------------------------------
 012565       MANN         S      MICROSCOPE             8/26/99     MASK         XX         365        PM          1
-----------------------------------------------------------------------------------------------------------------------
 010455       LEITZ               MICROSCOPE             8/26/99     MASK         XX         365        PM          1
-----------------------------------------------------------------------------------------------------------------------




                      Exhibit E - Calibration - Page 1 of 2

---------------------------------------------------------------
  PROP.        REP       CAL        CAL         REP      Defect
   ID         HOURS      DATE      TIMES       TIMES      Rate
---------------------------------------------------------------
 920918         0       4/17/98       5          1         20%

---------------------------------------------------------------
 014104         0      10/21/98      10          0          0%
---------------------------------------------------------------
 930187         0       5/1/98        9          0          0%
---------------------------------------------------------------
 010299         0       5/1/98       10          0          0%
---------------------------------------------------------------
 912243         0      11/18/98      10          1         30%
---------------------------------------------------------------
 011698         0      11/19/98      20          0          0%
---------------------------------------------------------------
 010096         0      11/24/98      20          0          0%
---------------------------------------------------------------
 004098        0.5     11/25/98      19          4         21%
---------------------------------------------------------------
 012468         0       6/1/98        9          0          0%
---------------------------------------------------------------
 012465         0       6/1/98        9          0          0%
---------------------------------------------------------------
 012470         0       6/1/98        9          0          0%
---------------------------------------------------------------
 012466         0       6/1/98        9          0          0%
---------------------------------------------------------------
 014484         0       12/4/98       7          0          0%
---------------------------------------------------------------
 913401         0       12/9/98      12          0          8%
---------------------------------------------------------------
 006576         0       6/15/98       9          0          0%
---------------------------------------------------------------
 013971         0       6/22/98       6          0          0%
---------------------------------------------------------------
 012462         0       1/6/99       17          0          0%
---------------------------------------------------------------
 014292         0       1/6/99        9          0          0%
---------------------------------------------------------------
 014294         0       1/6/99       10          0          0%
---------------------------------------------------------------
 013279         0       1/6/99       15          0          0%
---------------------------------------------------------------
 014291         0       1/18/99       9          0          0%
---------------------------------------------------------------
 014293         0       1/18/99      10          0          0%
---------------------------------------------------------------
 014295         0       1/18/99       9          0          0%
---------------------------------------------------------------
 014296         0       1/18/99       9          0          0%
---------------------------------------------------------------
 955104         0       7/21/98       2          0          0%

---------------------------------------------------------------
 910608         0       1/21/99      19          0          0%

---------------------------------------------------------------
 909643         0       1/21/99      19         00          0%
---------------------------------------------------------------
 910211         0       1/21/99      19         00          0%
---------------------------------------------------------------
 013615         0       1/28/99       9         00          0%
---------------------------------------------------------------
 010287         0       8/26/98       6          1         17%
---------------------------------------------------------------
 010279         0       8/26/98      25          0          0%
---------------------------------------------------------------
 010283         2       8/26/98      24          1          4%
---------------------------------------------------------------
 012565         1       8/26/98      22          1          5%
---------------------------------------------------------------
 010455         0       8/26/98      23          0          0%
---------------------------------------------------------------


                      Exhibit E - Calibration - Page 2 of 2

------------------------------------------------------------------------------------------------------------------------
 911499       LEITZ    ORTHOLUX   MICROSCOPE             8/26/99     MASK         XX         365        PM          1
------------------------------------------------------------------------------------------------------------------------
 011054        OSI       NIKON    MICROSCOPE   5345      8/28/99     MASK         XX         365        HIP         1
------------------------------------------------------------------------------------------------------------------------
 012100       LEITZ    ORTHOLUX   MICROSCOPE             8/28/99     MASK         XX         365        PM          1
------------------------------------------------------------------------------------------------------------------------
 010289       LEITZ     ERGOLUX   MICROSCOPE             8/28/99     MASK         XX         365        PM          1
------------------------------------------------------------------------------------------------------------------------
 010290       LEITZ    POLOROID    CAMERA                8/28/99     MASK         XX         365        PM          1
------------------------------------------------------------------------------------------------------------------------
 012563       LEITZ    POLOROID    CAMERA                8/28/99     MASK         XX         365        PM          1
------------------------------------------------------------------------------------------------------------------------
 012096       LEITZ    METALLOPLN MICROSCOPE             8/28/99     MASK         XX         365        PM          1
------------------------------------------------------------------------------------------------------------------------
 009619      SOLOMAT      455     T-RH-MTR     51509     9/16/99     MASK         XX         182       HCAL        3.5
------------------------------------------------------------------------------------------------------------------------
 906733      OLYMPUS     BHMJL    MICROSCOPE  200059     9/30/99     MASK         XX         365        PM          1
------------------------------------------------------------------------------------------------------------------------
 015109     ASHCROFT     1009      PRES.                10/11/99     MASK         XX         182       RCAL         1
                                   GUAGE
------------------------------------------------------------------------------------------------------------------------
 501234     KEITHLEY      178        DMM       10139     12/9/99     PHMK         XX         365       HCAL         1
------------------------------------------------------------------------------------------------------------------------
 012559       NIKON       2-1      LASER      BAY #4     1/18/00     MASK         XX         365        HIP         1
                                   MEAS
------------------------------------------------------------------------------------------------------------------------
 014289       FLUKE      8020B       DMM      4155192    1/28/00     MASK         XX         365       HCAL         1
------------------------------------------------------------------------------------------------------------------------
 014300       FLUKE      8021B       DMM      4920167    2/1/00      MASK         XX         365       HCAL         1
------------------------------------------------------------------------------------------------------------------------
 014290       FLUKE      8021B       DMM      4915075    2/1/00      MASK         XX         365       HCAL         1
------------------------------------------------------------------------------------------------------------------------
 014288       FLUKE      8020B       DMM      4660116    2/1/00      MASK         XX         365       HCAL         1
------------------------------------------------------------------------------------------------------------------------
 907713     KEITHLEY      179        DMM       28969     2/11/00     MASK         XX         365       HCAL         1
------------------------------------------------------------------------------------------------------------------------
 911739      OLYMPUS     BHMJL    MICROSCOPE  203562     3/24/00     ANAL         XX         365        PM          1
------------------------------------------------------------------------------------------------------------------------
 010284       WILD       M-450    MICROSCOPE             3/31/00      LAB         XX         365        PM          1
------------------------------------------------------------------------------------------------------------------------
 913752      OLUMPUS     BHMJL    MICROSCOPE  203594     4/4/00      1113         XX         365        PM          1
------------------------------------------------------------------------------------------------------------------------
 011407       OMEGA      871 K    DIG TEMP               4/13/00     MASK         XX         365       HCAL       0.75
------------------------------------------------------------------------------------------------------------------------
 904903        B&L        7X      MICROSCOPE             4/15/00     MASK         XX         365        PM          1
------------------------------------------------------------------------------------------------------------------------
 012095       LEITZ     ERGOLUX   MICROSCOPE  027542     4/15/00     OFFI         XX         365        PM          1
------------------------------------------------------------------------------------------------------------------------
 012101        B&L     MICROZOOM  MICROSCOPE   61187     4/15/00     MASK         XX         365        PM          1
------------------------------------------------------------------------------------------------------------------------
 014816       FLUKE      8060A       DMM      6486034    4/20/00     MASK         XX         365       HCAL         1
------------------------------------------------------------------------------------------------------------------------


                      Exhibit E - Calibration - Page 2 of 2

-------------------------------------------------------------------
 911499             2       8/26/98      25          2          8%
-------------------------------------------------------------------
 011054             0       8/28/98       9          0          0%
-------------------------------------------------------------------
 012100             0       8/28/98      22          0          0%
-------------------------------------------------------------------
 010289             4       8/28/98      16          2         13%
-------------------------------------------------------------------
 010290             0       8/28/98      22          0          0%
-------------------------------------------------------------------
 012563             0       8/28/98      22          0          0%
-------------------------------------------------------------------
 012096             1       8/28/98      21          1          5%
-------------------------------------------------------------------
 009619            0.5      3/18/99      20          2         10%
-------------------------------------------------------------------
 906733             4       9/30/98      17          7         41%
-------------------------------------------------------------------
 015109                     4/12/99       1          0          0%

-------------------------------------------------------------------
 501234             1       12/9/98      10          1         10%
-------------------------------------------------------------------
 012559             0       1/18/99       9          0          0%

-------------------------------------------------------------------
 014289             0       1/28/99       5          0          0%
-------------------------------------------------------------------
 014300             0       2/1/99        5          0          0%
-------------------------------------------------------------------
 014290             0       2/1/99        5          0          0%
-------------------------------------------------------------------
 014288             0       2/1/99        5          0          0%
-------------------------------------------------------------------
 907713             0       2/11/99      10          1         10%
-------------------------------------------------------------------
 911739             1       3/25/99      23          2          9%
-------------------------------------------------------------------
 010284             0       4/1/99       17          0          0%
-------------------------------------------------------------------
 913752             1       4/5/99       19          1          5%
-------------------------------------------------------------------
 011407            0.5      4/14/99      11          2         18%
-------------------------------------------------------------------
 904903             0       4/16/99      25          0          0%
-------------------------------------------------------------------
 012095             1       4/16/99      28          3         11%
-------------------------------------------------------------------
 012101             0       4/16/99      25          0          0%
-------------------------------------------------------------------
 014816                     4/21/99       2          0          0%
-------------------------------------------------------------------

                                    Exhibit F
           Factory Control Systems & VMS Administration - Page 1 of 2

1.   Factory Control Application Services:

     a)  24x7x365 Coverage for Application Problem Resolution
     b)  Application-level Security Administration
     c)  WorkStream Database Administration
     d)  WorkStream Application Modeling
     e)  Application Performance Monitoring and Tuning
     f)  Job Scheduling
     g)  Rules-based Event Monitoring for Applications, Databases and Batch Jobs
     h)  Enhancements to Internally-developed Systems
     i)  Product Upgrades for existing Commercial Software Packages
     j)  Development of Custom Software Solutions
     k)  Deployment and Maintenance of new Commercial Software Packages

Service Cost

$1,500/Month + $85/Hour Weekdays 8AM-5PM; $105/Hour Weekdays 5PM-8AM, Weekends or National Holidays

Conditions:
1. Align-Rite will be charged a 2 hour minimum for any call received weekdays between 5PM-8AM or on weekends or national holidays.
2.   Harris reserves the right to terminate or change this service with
     (90) days advance notice to Align-Rite.
3.   Align-Rite reserves the right to terminate or change this service with
     (90) days advance notice to Harris.
4.   The service fees are valid from July 4, 1999 through June 30, 2000.
5.   Harris will bill Align-Rite at most monthly.
6. Harris will require Align-Rite stay current with Harris revisions of commercial and internally developed systems for applications used by both companies. Timing of upgrades will be negotiated with Align-Rite.

Definitions/Explanations:
1. The $1,500/month flat fee covers management overhead and separate accounts payable/receivable services associated with providing this outside service.

2. VMS Administration Services: The Harris Computing and Communications Services group will provide Align-Rite with the following VMS administration services:

     a)  24x7x365 Coverage for VMS Problem Resolution
     b)  Rules-based Event Monitoring
     c)  System Security Administration
     d)  Account Administration

     e)  File and Print Services
     f)  VMS Network Administration (TCP/IP, DECnet)
     g)  VAX-Mail Services
     h)  VMS Capacity Planning
     i)  Help Desk Problem Tracking and Call Routing
     j)  Hardware and Software Installation and Upgrades

Service Cost:

$2,000/Month + $85/Hour Weekdays 8AM-5PM; $105/Hour Weekdays 5PM-8AM, Weekends or National Holidays

Conditions:
1. Align-Rite will be charged for 2 hour minimum for any call received weekdays between 5PM-8AM or on weekends or national holidays.
2. Harris reserves the right to terminate or change this service with (90) days advance notice to Align-Rite.
3. Align-Rite reserves the right to terminate or change this service with (90) days advance notice to Harris.
4. Align-Rite will be billed for a minimum 20 hours/week at $85/hour from the time the definitive agreement is signed through the completion of the VAX cluster re-configuration project.
5. Align-Rite will be billed for a minimum 10 hours/week at $85/hour after the VAX cluster reconfiguration project.
6.   The service fees are valid from July 4, 1999 through June 30, 2000.
7.   Harris will bill Align-Rite at most monthly.
8. Harris will require Align-Rite stay current with Harris revisions of VMS layered and 3rd-party products on the Align-Rite Factory Control Systems VAX. Timing of upgrades will be negotiated with Align-Rite.

Definitions/Explanations:
1. The $2,000/month flat fee covers Help Desk and Accounts Payable/Receivables services along with VMS administration management overhead.
2.   The hour rate will only be applied to VMS administration labor.
3.   UNIX Voyage website ordering Service costs.

     a)  One time set up fee of $120.00
     b)  $216.00 per month utilization charge.


                                    Exhibit G
                 Desktop Computing Services (DCS) - Page 1 of 2

----------------------------------------------------------------------------------------------
Services Description                                                                Frequency
----------------------------------------------------------------------------------------------
 1.  Help Desk first level support for hardware and/or software issues              As needed.
     (we purchase from Corporate).
----------------------------------------------------------------------------------------------
 2.  DCS on-site second level support for hardware and/or software issues.          As needed.
----------------------------------------------------------------------------------------------
 3.  Purchasing of all hardware and/or software.                                    As needed.
----------------------------------------------------------------------------------------------
 4.  Asset Tracking, software compliance, licensing for all computing Assets.       On-going.
----------------------------------------------------------------------------------------------
 5.  Software Distribution for software upgrades, McAfee .dat file                  As needed.
     Updates, Y2K issues, fixes, etc.
----------------------------------------------------------------------------------------------
 6.  File/Print Services (we purchase from Corporate).                              24 x 7
----------------------------------------------------------------------------------------------
 7.  Messaging Services, i.e. Exchange (we purchase from Corporate)                 24 x 7
----------------------------------------------------------------------------------------------
 8.  Installations/configurations of all Standard Client computing Assets,          As needed.
     i.e. labtops, PC's, printers, scanners, etc.
----------------------------------------------------------------------------------------------
 9.  Loaner labtops/PC's.                                                           As needed.
----------------------------------------------------------------------------------------------
10.  WinFrame server capabilities.                                                  As needed.
----------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
                                 Purpose                            Qty                                 Annual Service
Name                             (Include Computing Platform)     Licenses         Ownership            Contract Cost
----------------------------------------------------------------------------------------------------------------------------------
                                                                                 ITG       Non-ITG
----------------------------------------------------------------------------------------------------------------------------------
Client End:
----------------------------------------------------------------------------------------------------------------------------------
 1.  Win 95 or NT Wkstn          Operating Systems                  All                                Non-Transferable
----------------------------------------------------------------------------------------------------------------------------------
 2.  MS Office Pro 95            Word, Excel, Powerpoint, Access    All                                Non-Transferable
----------------------------------------------------------------------------------------------------------------------------------
 3.  MS Project                  Project Scheduling                 All                                Non-Transferable
----------------------------------------------------------------------------------------------------------------------------------
 4.  Internet Explorer           Internet Access                    All                                Non-Transferable
----------------------------------------------------------------------------------------------------------------------------------
 5.  Outlook 97                  E-mail (going to 98 August)        All                                Non-Transferable
----------------------------------------------------------------------------------------------------------------------------------
 6.  Onnet 4.0                   Mainframe Emulation                All                                See attached
----------------------------------------------------------------------------------------------------------------------------------
 7.  Exceed                      Unix emulation                     All                                Non-Transferable
----------------------------------------------------------------------------------------------------------------------------------
 8.  KeaTerm                     Vax emulation                      All                                See attached
----------------------------------------------------------------------------------------------------------------------------------
 9.  McAfee AntiVirus            Virus Protection                   All                                (Corp Site Lic)
----------------------------------------------------------------------------------------------------------------------------------
10.  Adobe Acrobat 3.0           Writer - document exchange         1                                  No maint - License transfer
----------------------------------------------------------------------------------------------------------------------------------
11.  PGP (Enterprise Sec.)
----------------------------------------------------------------------------------------------------------------------------------
12.  Labelworks                  Mask box labels                    2                                  No maint - license transfer
----------------------------------------------------------------------------------------------------------------------------------
13.  ProComm Plus                W/modem for incoming data PC       1                                  No maint - license transfer
----------------------------------------------------------------------------------------------------------------------------------
14.  Visual Basic                Programming Language               2                                  Non-Transferable
----------------------------------------------------------------------------------------------------------------------------------
15.  Pearl                       Scripting Language                 1
----------------------------------------------------------------------------------------------------------------------------------
16.  VISA Billing w/modem
----------------------------------------------------------------------------------------------------------------------------------
17.  ConnX                       Connectivity to WorkStream
----------------------------------------------------------------------------------------------------------------------------------
18.  Front Page                  Web Page Administration
----------------------------------------------------------------------------------------------------------------------------------
19.  Visio                       Drawings/Presentations                                                See attached
----------------------------------------------------------------------------------------------------------------------------------
20.  Lview                       Graphics Viewer                    1                                  No maint - license transfer
----------------------------------------------------------------------------------------------------------------------------------
21.  WinZip                      File compression                                                      No maint - license transfer
----------------------------------------------------------------------------------------------------------------------------------
22.  Various Single apps                                                                               See attached
----------------------------------------------------------------------------------------------------------------------------------


                                    Exhibit G
                 Desktop Computing Services (DCS) - Page 2 of 2

----------------------------------------------------------------------------------------------------------------------------------
Name                             Purpose                            Qty                                 Annual Service
                                 (Include Computing Platform)     Licenses         Ownership            Contract Cost
----------------------------------------------------------------------------------------------------------------------------------
                                                                                 ITG       Non-ITG
----------------------------------------------------------------------------------------------------------------------------------
Server End:
----------------------------------------------------------------------------------------------------------------------------------
1.   NT Server                   File/Print Services                1                                  Non-Transferable
----------------------------------------------------------------------------------------------------------------------------------
2.   Exchange Server             E-mail messaging                   1                                  Non-Transferable
----------------------------------------------------------------------------------------------------------------------------------
3.   Server Backup SW            Server tape backup
----------------------------------------------------------------------------------------------------------------------------------


                                    Exhibit H
                 Desktop Computing Services (DCS) - Page 1 of 2

-----------------------------------------------------------------------------------------------------------------------------
Asset #        Description                            Div    Dept     Class     Bldg       SN           Model        Present?
-----------------------------------------------------------------------------------------------------------------------------
930811A        COMPAQ 433 B HOGAN                     R      7120     W         60         A336HGN52720 486/33DXS    YES
-----------------------------------------------------------------------------------------------------------------------------
931193A        COMPAQ 386/R MANION (AT HOME)          R      7150     W         60         4850HSEH1296 386/20E      YES
-----------------------------------------------------------------------------------------------------------------------------
940553A        COMPAQ 286 CLEAN ROOM PARTICLE         R      7120     W         60         4925HZ1H1491 286E         YES
               MONITOR
-----------------------------------------------------------------------------------------------------------------------------
940553B        ADD ON COSTS                           R      7110     Z         60
-----------------------------------------------------------------------------------------------------------------------------
942361A        GATEWAY 2000/E MOREY                   R      7150     W         60         1141494      486-33       YES
-----------------------------------------------------------------------------------------------------------------------------
942605A        COMPAQ 575 L PINTO                     R      7150     W         56         6533HMY60497 575          YES
-----------------------------------------------------------------------------------------------------------------------------
942606A        COMPAQ 575 PHUNG LUU                   R      7150     W         56         D533HMY6E997 575          YES
-----------------------------------------------------------------------------------------------------------------------------
942658A        COMPUADD 486 L GUTHRIDGE               R      7150     W         56         746038       486-33V      YES
-----------------------------------------------------------------------------------------------------------------------------
943988A        COMPAQ 486/MASK SHOP/TOM THUM BOX      R      7150     W         60         A507HNC3H712 PROLINEA     YES
                                                                                                        MT 4/6
-----------------------------------------------------------------------------------------------------------------------------
952070A        DELL P75/E HELMS                       R      7110     W         60         4YLZF        DIMENSION    YES
                                                                                                        P75
-----------------------------------------------------------------------------------------------------------------------------
952074A        DELL P75/B MITCHELL                    R      7150     W         60         4YLZF        DIMENSION    YES
                                                                                                        P75
-----------------------------------------------------------------------------------------------------------------------------
952292A        DELL OPTIPLEX/CUST SVC DATA PC         R      7150     W         56         52PTV        466/MT       YES
               "MORRIS"
-----------------------------------------------------------------------------------------------------------------------------
952566A        COMPAQ DESKPRO575/D FLEMING            R      7150     W         56         6533HMY60608 575          YES
-----------------------------------------------------------------------------------------------------------------------------
952705A        COMPAQ DESKPRO - SHEILA TYRE           R      7150     W         56         6533HMY6D442 575          YES
-----------------------------------------------------------------------------------------------------------------------------
952796A        COMPAQ DESKPRO 575/DOUG QUINN          R      7110     W         60         G540HMY70498 575MT        YES
-----------------------------------------------------------------------------------------------------------------------------
952825A        COMPAQ 575/PATRICK SCHAPPERT           R      7120     W         60         D533HMY6322  575MT        YES
-----------------------------------------------------------------------------------------------------------------------------
953139A        COMPAQ 486/W KERVIN/MEBES SYSTEM       R      7140     W         56         6422HKD30305 575MT        YES
-----------------------------------------------------------------------------------------------------------------------------
953651A        COMPAQ DP5100/CARMEN ROMANO            R      7120     W         56         6602HNX7D297 Apr-66       YES
-----------------------------------------------------------------------------------------------------------------------------
953666A        COMPAQ DESKPRO - SUSAN UMBERGER        R      7150     W         60         D533HMY60732 5100         YES
-----------------------------------------------------------------------------------------------------------------------------
953785A        COMPAQ - "ROBERT SHAW" SYSTEM          R      7110     W         60         6650HVX66505 575          YES
-----------------------------------------------------------------------------------------------------------------------------
954441A        CPQ DESKPRO 2000 - W. KERVIN           R      9120     W         56         8639HVX60805 P133         YES
-----------------------------------------------------------------------------------------------------------------------------
954466A        CPQ DESKPRO 2000 - F TRIMBOLI          R      7120     W         60         8639HVX60506 2000         YES
-----------------------------------------------------------------------------------------------------------------------------
954808A        HP LASERJET PRINTER/CUSTOMER SERVICE   R      7150     Y         56         USB1031636   2000         YES
-----------------------------------------------------------------------------------------------------------------------------
955241A        COMPAQ P166/A NATHANSON                R      7120     W         56         6740BPN3D689 5000N        YES
-----------------------------------------------------------------------------------------------------------------------------
955632A        COMPAQ DP4000/ROBERT QUIGLEY           R      7150     S         56         6751BPN3P960 DP4000       YES
-----------------------------------------------------------------------------------------------------------------------------
Robert Quigley is no longer with Harris.
His PC is in ITG Customer Service.
-----------------------------------------------------------------------------------------------------------------------------
955678A        COMPAQ DP4000/D MOFFETT                R      7150     S         56         6750BPN3P648 DP4000       YES
-----------------------------------------------------------------------------------------------------------------------------


                                    Exhibit H
                 Desktop Computing Services (DCS) - Page 2 of 2

-----------------------------------------------------------------------------------------------------------------------------
955680A        COMPAQ DP4000/SCOTT GALLAGHER          R      7140     S         56         6750BPN3P546 DP4000       YES
-----------------------------------------------------------------------------------------------------------------------------
955820A        LEXMARK PRINTER/BILL AND SHIP          R      7150     Y         60         11-HW870     DP4000       YES
-----------------------------------------------------------------------------------------------------------------------------
955860A        COMPAQ 266/STEVE SUHLING               R      7156     W         56         6825BZD2J052 S1855        YES
-----------------------------------------------------------------------------------------------------------------------------
955915A        COMPAQ DP SB/ED MILLS                  R      7150     W         56         6821BZG2J232 P266         YES
-----------------------------------------------------------------------------------------------------------------------------
955916A        COMPAQ DB/WALTER RAUCH                 R      7150     W         56         6821BZG2J184 P300         YES
-----------------------------------------------------------------------------------------------------------------------------
955938A        COMPAQ DP SB/BOBBY QUINN               R      7110     S         60                      P300         YES
-----------------------------------------------------------------------------------------------------------------------------
955947A        COMPAQ DP SB/NORM MILLER               R      7120     S         60         6824BYS2J132 P300         YES
-----------------------------------------------------------------------------------------------------------------------------
               PCs not on original list:                                                                P2 350
-----------------------------------------------------------------------------------------------------------------------------
955033         COMPAQ DP/C BURNS                      R      7110               60         6719HVX6B059              YES
-----------------------------------------------------------------------------------------------------------------------------
955073         COMPAQ DP/R MANION (AND OTHERS)        R      7120               60         6552HVX6H820 ?            YES
-----------------------------------------------------------------------------------------------------------------------------
955153         COMPAQ DP/"BILL AND SHIP" SYSTEM       R      7150               60         6735BPN3D223 ?            YES
-----------------------------------------------------------------------------------------------------------------------------
94446A         Protege 650 CT laptop/Jim Millspaugh   R                                                 ?
-----------------------------------------------------------------------------------------------------------------------------
940786A        Laserjet III/Jim Millspaugh            R
-----------------------------------------------------------------------------------------------------------------------------

                                    Exhibit I
                        Desktop Computing Services (DCS)

ITG DCS Services and Costs Overview - FY '00
Chuck Palmer - 5/10/99


-------------------------------------------------------------------------------------------------------------------------
                                                                        ITG Users
                                                          $ Per User    per Month     ITG Total Cost per Year
-------------------------------------------------------------------------------------------------------------------------
NT Ops - 24x7 NT services support of Semi                    23.00         32          $8,832
managed servers for APP, WF, DBS, and NAS
services. Note: Rates based on $34.6k/year local,
27.9k/year remote, $7/GB/week.
-------------------------------------------------------------------------------------------------------------------------
HelpDesk - Standard Client Help Desk support,                17.00         32          $6,528
and call center services on other computing
services based on 12 minutes of service with
a client contacting the Help Desk, 1.2 times
per month.
-------------------------------------------------------------------------------------------------------------------------
Domain (2.75) - Domain Control application                    2.75         32          $1,056
support, virus management depoyment to remote
servers, and tally management.
-------------------------------------------------------------------------------------------------------------------------
Domain Security - Account administration, and                 4.30         32          $1,651
security event monitoring.  The cost recovered at
the Palm Bay Site for the entire Semi Sector.
-------------------------------------------------------------------------------------------------------------------------
HEMS - Harris Enterprise Messaging Service -                 10.00         32          $3,840
Email services operational support, and NT server
support for Exchange servers.  Cost reflects
<20MB personal store.
-------------------------------------------------------------------------------------------------------------------------
Microsoft Software - Corporate agreement for                 13.75         32          $5,280    Note: Current M/S
client and applicable server Microsoft licenses.                                                 licenses are
                                                                                                 non-transferable. Cost
                                                                                                 reflects current HSS M/S
                                                                                                 Enterprise Agreement.
-------------------------------------------------------------------------------------------------------------------------
Desktop Break-Fix Support Services - Desktop                 62.00         32         $23,808    Non-reoccuring workorder
Procurement, software compliance, break-fix,                                                     charges - $65 per
software distribution, asset tracking services                                                   desktop visit.
-------------------------------------------------------------------------------------------------------------------------
Printer Break-Fix Support Services                           60.00          2          $1,440
-------------------------------------------------------------------------------------------------------------------------
Internet Access                                               1.57         32            $603
-------------------------------------------------------------------------------------------------------------------------
Total                                                       194.37                    $53,038
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Notes:  *HEMS costs per month = $17/month if 20-50MB message store, $24/month if 50-100MB store.
-------------------------------------------------------------------------------------------------------------------------

                                    Exhibit J
                             Emergency Response Team


----------------------------------------------------------------------------------------------------------------
Services Description                                                  Frequency
----------------------------------------------------------------------------------------------------------------
1.   Emergency Response to support                                    As needed.
     o Fire Alarms                                                    (presently < 5 per year at B60; < 30
     o Chemical Spills                                                per year total on the Complex)

----------------------------------------------------------------------------------------------------------------
2.   Training
     o 40 hour initial Hazardous Material training                    o One Time
     o 8-16 hours refresher training                                  o Annual
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Itemized services                                                     Approx. Monthly Cost ($)
----------------------------------------------------------------------------------------------------------------
1.   Replacement of used supplies (mats, neutralizer, etc.)           Per response at appropriate - market price
----------------------------------------------------------------------------------------------------------------
2.   External Services (e.g., spill response contractor -             Per response at necessary - market price
     current contracts with Florida Spill Response and
     Canaveral Marine Services)
----------------------------------------------------------------------------------------------------------------
3.   Periodic training sessions (4 sessions, 4/year, 4 hours each)    $25/person per session
----------------------------------------------------------------------------------------------------------------
4.   External training (e.g. Incident Commander, gas systems,         Market price - per person etc.)
----------------------------------------------------------------------------------------------------------------


Please note the following conditions:
o Align-Rite ERT employees must attend periodic ERT Training sessions to maintain certification.
o At a minimum, Align-Rite must maintain one trained ERT responder per work shift.
o    Contracted ERT training will be billed at market price.
o    Replacement supplies to B60 ERT responses will be billed at market price.
o Contracted ERT Services (e.g., spill response) will be billed at market price.
o Align-Rite ERT employees must maintain physical requirements and receive annual ERT physical exams.
o    Harris EHS On Call services available for ERT responses only.
o    Building 56 ERT responses are included in this service.
o Harris EHS/DEO must be aware of any changes of chemicals and volumes (e.g., gallons to drum delivery, installation of compressed gases, etc.) to accurately and efficiently respond to ERT incidents and to ensure the ERT manual is accurate.
o A 10% management overhead cost will be added for costs of licensing, certifications, training, insurance, and regulatory compliance activities.
o Align-Rite ERT employees shall respond to all ERT calls on the Complex, and Harris ERT employees shall respond to all ERT calls on the Premises.

                                    Exhibit K
                   Occupational Health Services - Page 1 of 2

Harris Semiconductor Occupational Health Services places top priority on employee health by providing quality occupational health services. Services provided to Align-Rite will include:
o Medical Surveillance: audiometric exams, pulmonary function testing, baseline and placement physical assessments and periodic assessments as indicated by job classification.
o Occupational Health Care: initial occupational injury and illness treatment, initiation of First Report of Injury and referral to acute medical provider within Align-Rite identified network.
o On site medical response for Emergency Response Team and Medical Emergencies (first shift only): including training for backshift personnel in First AID, CPR and obtaining emergency medical assistance. (5 hour class)
o Maintenance of Medical Records: maintaining medical records observing guidelines for confidentiality and providing employee access as required by ADA.


-------------------------------------------------------------------------------------------------------
Services Description                                                      Frequency
-------------------------------------------------------------------------------------------------------
1. Medical Surveillance Exams                                             Annual
------------------------------------------------------------------------------- -----------------------
o  Respirator Exams (9 current)                                           Annual
-------------------------------------------------------------------------------------------------------
o  Emergency Response Team Exams (6 current)                              Annual
-------------------------------------------------------------------------------------------------------
o  Forklift Exams (1 current)                                             Annual
-------------------------------------------------------------------------------------------------------
o  Chemical Handler/Maintenance Worker (4 current)                        Annual
------------------------------------------------------------------------------- -----------------------
o  Laser Eye Exams (4 current)                                            Baseline, Exit and Post Event
-------------------------------------------------------------------------------------------------------
o  Audiometric Testing + Hearing Conservation Training (1 Current)        Annual
-------------------------------------------------------------------------------------------------------
o  Baseline/Placement                                                     As Needed for New Hires
-------------------------------------------------------------------------------------------------------
2. Occupational Health Care (Avg. 1-2 Accidents Per Year)                 As Needed
-------------------------------------------------------------------------------------------------------
3. Emergency Medical Response (Avg. 5 per Year)                           As Needed
-------------------------------------------------------------------------------------------------------
4. Maintenance of Medical Records                                         Ongoing
-------------------------------------------------------------------------------------------------------
5. Non-Occupational Health Care (Approximately 10 per month)              As Needed
-------------------------------------------------------------------------------------------------------
6. Training                                                               Annual (5 hours total)
-------------------------------------------------------------------------------------------------------
o  CPR - AD8T-02
-------------------------------------------------------------------------------------------------------
o  First Aid - AD8T-45
-------------------------------------------------------------------------------------------------------
o  Bloodborne Pathogens - AEU4-32
-------------------------------------------------------------------------------------------------------
o  Emergency Procedures (Supervisor Training) - AD8T-44
-------------------------------------------------------------------------------------------------------

Currently, there are five Health Services employees. Estimated time for ITG needs would be 120 hours of Nursing Time Plus 12 hours of Medical Director time for review of physical assessments and consultation on Occupational Issues. Laser Eye exams would be scheduled by Occupational Health with appropriate Ophthalmologist and charged at the market price.

                                    Exhibit K
                   Occupational Health Services - Page 2 of 2

Detail specialized education and skills required to provide this service:

Registered Nurse licensed to practice in the State of Florida having physical assessment skills. Completion of a NIOSH approved training in Occupational Pulmonary Function Testing is required. COAHC certification is required for Audiometric Testing. Nurses operated under the direction of an Medical Doctor licensed in the State of Florida, possessing certification in Occupational Medicine. This physician reviews all ERT physical assessments, as required per OSHA, and other abnormal findings.


--------------------------------------------------------------------------------------------------------
Itemized services                                                         Approx. Cost ($)
--------------------------------------------------------------------------------------------------------
 1.  Respirator exam                                                      $ 90 each
--------------------------------------------------------------------------------------------------------
 2.  Emergency Response Team Exams                                        $100 each
--------------------------------------------------------------------------------------------------------
 3.  Forklift Exam                                                        $ 50 each
--------------------------------------------------------------------------------------------------------
 4.  Audiometric Testing and Training                                     $ 80 each
--------------------------------------------------------------------------------------------------------
 5.  Laser Eye Exams                                                      $150 each
--------------------------------------------------------------------------------------------------------
 6.  Chemical Handler/Maintenance exams                                   $ 90 each
--------------------------------------------------------------------------------------------------------
 7.  Pre-placement/baseline exams                                         $ 90 each
--------------------------------------------------------------------------------------------------------
 8.  Occupational Health Care                                             $ 30 per visit
--------------------------------------------------------------------------------------------------------
 9.  Emergency Medical Response                                           $ 30 per call
--------------------------------------------------------------------------------------------------------
10.  Maintenance of Medical Records                                       $100 per month
--------------------------------------------------------------------------------------------------------
11.  Training (First Aid, CPR, BBP, Emergency Procedures = 5 hours)       $62.50 each plus $10 materials
--------------------------------------------------------------------------------------------------------

Please note the following conditions:
o Proposed services to be contracted annually on a fiscal year basis. Pricing reflects FY '00 costs. If an extension to this contract beyond FY "00 is desired, anticipate a 10% price increase per fiscal year.
o A 10% management overhead cost will be added for costs of licensing, certifications, insurance, training, insurance and regulatory compliance activities.
o Current medical records of HSS employees transitioning to Align-Rite will be retained by HSS.
o Desired EHS training can be scheduled through the HSS Training Department, as appropriate. A minimum of five (50 employees are required for each class, including Harris employees.
o Maintenance of Medical Records is closely related to the medical exams and Occupational Health care. HSS would not choose to provide medical records maintenance if not selected to provide medical surveillance and occupational health services.

                                    Exhibit L
                         Environmental, Health & Safety


--------------------------------------------------------------------------------------------------------------------------------
Services Description                                                        Frequency
--------------------------------------------------------------------------------------------------------------------------------
1. Collect acid and solvent "RCRA empty" one gallon containers and          Daily
   prepare for disposal (triple rinse acid bottles, crush all bottles, and prepare for disposal)
--------------------------------------------------------------------------------------------------------------------------------
2. Delivery empty drums to B60 as needed for waste accumulation.            As needed
--------------------------------------------------------------------------------------------------------------------------------

EHS Environmental Operators have been trained in the following areas:
o  RCRA Hazardous Waste Management
o  DOT
o  Hazardous Materials/ERT
o  Hazard Communication

--------------------------------------------------------------------------------------------------------------------------------
Itemized services                                                           Approx. Monthly Cost ($)
--------------------------------------------------------------------------------------------------------------------------------
1. Bottle collection and disposal                                           $100
--------------------------------------------------------------------------------------------------------------------------------
2. Empty drum purchase, storage, and disposition to B60                     Market price of drum ($15-30 depending on drum type)
--------------------------------------------------------------------------------------------------------------------------------

EHS offers to provide the above listed services with the following conditions:

o All RCRA empty bottles sent to Building 55 must be emptied to the maximum extent possible and caps must be tightly screwed on.

o Acid and solvent bottles must be segregated in separate collection containers provided by Harris.

o Pricing relfects FY '00 costs. If an extension to this proposal beyond FY "00 is desired, anticipate a 10% price increase per fiscal year

o A 10% management overhead cost will be added for costs of certifications, administrative work training, insurance and regulatory compliance activities.

o    Anticipate that all billing will be conducted on a quarterly basis.

                                    Exhibit M
                                    Security

--------------------------------------------------------------------------------
Itemized services                                       Approx. Monthly Cost ($)
--------------------------------------------------------------------------------
1. All services as set forth in Section 9
   of the Lease Agreement                               $834.00
--------------------------------------------------------------------------------

     Harris will not be able to provide computer security services for at least the next two years. It takes specialized technical expertise to write security plans for the equipment in the Mask Fab. Due to a recent greatly diminished capability of the EES computer security staff, Harris no longer has the ability to tap into that pool of expertise.

     Harris will help Align-Rite find a consulting firm capable of working with both the Department of Defense and the National Security Agency. Such a firm can provide the technical expertise necessary to write computer security plans and support government audits on an "as needed" basis. This service would only be required occasionally when there are changes to already existing computer security plans and when new equipment with memory needs to be used for classified processing.

     **Please note, there may be a period of time while the government is doing its investigation when Align-Rite will not have the ability to process classified information. Harris has no control over how long this process will take. While Harris is doing everything it can to get ready ahead of time, officially nothing can happen until after the Closing Date.

                                    Exhibit N
                   Purchasing/Stockroom/Receiving/Shipping/IQC

------------------------------------------------------------------- ------------
Services Description                                             Frequency
--------------------------------------------------------------------------------
1. Purchasing: order placement and administration                twice per week
--------------------------------------------------------------------------------
2. Maintain stockroom inventory                                  once per week
--------------------------------------------------------------------------------
3. Receive and deliver to stock and ITG                          daily
--------------------------------------------------------------------------------
4. Incoming Quality Control (chemicals only)                     twice per month
--------------------------------------------------------------------------------
5. Shipping (miscellaneous items/non-customer)                   twice per week
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Itemized services                                       Approx. Monthly Cost ($)
--------------------------------------------------------------------------------
1. MIMS - MITI SYSTEM, INVENTORY                        $1000.00
   MANAGEMENT, PROCUREMENT, BUILDING
   STORAGE, MATERIAL DELIVERY TO BUILDING 60
--------------------------------------------------------------------------------
2. Lanier Copier Service (includes full maintenance
   and toner-no paper)
   Model 6745                                           $232.00
   Model 6725                                           $200.00
--------------------------------------------------------------------------------
3. CAFETERIA SERVICES WILL BE DIRECT BILLED TO AR
--------------------------------------------------------------------------------

                                    Exhibit O
                        Telecommunications - Page 1 of 3

The services provided include Data and Voice Communications Services. The support provided includes design, installation, daily support, and problem resolution of data networks, voice mail, PBX services, domain name services etc. Also supported by this group are items such as pagers, cell phones, wireless and desktop phones, fax machines, Internet service, remote access, local and long distance calling, DHCP and boot services.

--------------------------------------------------------------------------------
Services Description                                      Frequency
--------------------------------------------------------------------------------
 1.      NETWORK MONITORING                               CONSTANT
--------------------------------------------------------------------------------
 2.      NETWORK MOVES, ADDS, AND CHANGES (MAC'S)         RUN RATE = 5 PER MONTH
--------------------------------------------------------------------------------
 3.      NETWORK PROBLEM RESOLUTION, LEVEL 1
--------------------------------------------------------------------------------
 4.      NETWORK PROBLEM RESOLUTION, LEVEL 2              25-50 hours annually
--------------------------------------------------------------------------------
 5.      NETWORK INFRASTRUCTURE
--------------------------------------------------------------------------------
 6.      INTERNET SERVICE                                 A-R responsibility
--------------------------------------------------------------------------------
 7.      DOMAIN NAME SERVICE                              A-R responsibility
--------------------------------------------------------------------------------
 8.      DHCP SERVICE                                     A-R responsibility
--------------------------------------------------------------------------------
 9.      BOOTP and TFTP SERVICES                          A-R responsibility
--------------------------------------------------------------------------------
10.      REMOTE ACCESS
--------------------------------------------------------------------------------
11.      VIDEO CONFERENCING
--------------------------------------------------------------------------------
12.      EQUIPMENT MAINTENANCE - see note #1 on page 3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Services Description - VOICE                              Frequency
--------------------------------------------------------------------------------
 1.      PBX SERVICES
--------------------------------------------------------------------------------
 2.      LOCAL EXCHANGE SERVICE
--------------------------------------------------------------------------------
 3.      LONG DISTANCE CALLING
--------------------------------------------------------------------------------
 4.      VOICE MAC'S
--------------------------------------------------------------------------------
 5.      VOICE PROBLEM RESOLUTION
--------------------------------------------------------------------------------
 6.      VOICE MAIL
--------------------------------------------------------------------------------
 7.      PAGERS, LOCAL and NATIONAL, NUMERIC/ALPHA-NUMERIC
--------------------------------------------------------------------------------
 8.      FAX MACHINES
--------------------------------------------------------------------------------
 9.      WIRELESS PHONES
--------------------------------------------------------------------------------
10.      CELLULAR PHONES
--------------------------------------------------------------------------------
11.      MEET-ME AUDIO CONFERENCING
--------------------------------------------------------------------------------
12.      BILLING
--------------------------------------------------------------------------------

                                    Exhibit O
                        Telecommunications - Page 2 of 3


------------------------------------------------------------------------------------------------------------------------------
                                                                     Ownership
                                                                 ------------------     Current Book Value      Annual Service
Equipment Description                     Vendor                 ITG       Non-ITG        (Non-ITG only)        Contract Cost
------------------------------------------------------------------------------------------------------------------------------
1.  10/100M ETHERNET SWITCH,           FOUNDRY NETWORKS                                      $3864.95                $695
    FASTIRON, 24 PORTS
------------------------------------------------------------------------------------------------------------------------------
2.  10M SHARED HUB, 72 PORTS,          SYNOPTICS
    3030 WITH 3313SA
------------------------------------------------------------------------------------------------------------------------------
3.  10M SHARED HUB, 72 PORTS,          SYNOPTICS
    3030 WITH 3313SA
------------------------------------------------------------------------------------------------------------------------------
4.  RACK MOUNT UPS                     APC
------------------------------------------------------------------------------------------------------------------------------
5.  RACK MOUNT UPS                     APC
------------------------------------------------------------------------------------------------------------------------------
6.  ASYNCHRONOUS TERMINAL SERVER,      XYPLEX
    32 PORTS
------------------------------------------------------------------------------------------------------------------------------
7.  10M ETHERNET SWITCH, 8 PORTS       NETGEAR
------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                                             Ownership
                                                       ---------------------         Network       Annual Service
Equipment Description                                  ITG           Non-ITG        Connection     Contract Cost
-----------------------------------------------------------------------------------------------------------------
 1.       2 NATIONAL PAGERS                                             X                              $718.80
-----------------------------------------------------------------------------------------------------------------
 2.       7 LOCAL ALPHA-NUMERIC PAGERS                                  X                              $630.00
-----------------------------------------------------------------------------------------------------------------
 3.       22 LOCAL NUMERIC PAGERS                                       X                              $594.00
-----------------------------------------------------------------------------------------------------------------
 4.       6 CELLULAR PHONES                                             X                              $2400.00
-----------------------------------------------------------------------------------------------------------------
 5.       8 WIRELESS PHONES                                             X                              $2112.00
-----------------------------------------------------------------------------------------------------------------
 6.       26 DIGITAL OPTIC PHONE SETS                                   X                              $6864.00
-----------------------------------------------------------------------------------------------------------------
 7.       23 ANALOG POTS PHONES                         X                                              $6072
-----------------------------------------------------------------------------------------------------------------
 8.       16 VOICE LINES (MODEMS, ALARM CIRCUITS,                       X                              $4224
          AND FAXES.)
-----------------------------------------------------------------------------------------------------------------
 9.       3 VOICE MAIL BOXES                                            X                              included
-----------------------------------------------------------------------------------------------------------------
10.       2 FAX MACHINES                                X                                              $792
-----------------------------------------------------------------------------------------------------------------
11.       1 HOME PHONE LINE                                             X                              $192
-----------------------------------------------------------------------------------------------------------------
12.       12 REMOTE ACCESS ACCOUNTS                                     X                              $1728
-----------------------------------------------------------------------------------------------------------------

                                    Exhibit O
                        Telecommunications - Page 3 of 3

--------------------------------------------------------------------------------
Itemized services                                    Approx. Monthly Cost ($)
--------------------------------------------------------------------------------
1. NETWORK PORTS - 76 PORTS                          $20 PER PORT
--------------------------------------------------------------------------------
2. VOICE AND DATA MAC'S                              $90 PER DEVICE MAC REQUEST
--------------------------------------------------------------------------------
3. NETWORK TROUBLESHOOTING, LEVEL 2                  $100 PER HOUR
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------
                                                           Ownership
                                                       -------------------         Network          Monthly
Itemized voice services                                ITG         Non-ITG        Connection        Cost($)
------------------------------------------------------------------------------------------------------------
 1.      2 NATIONAL PAGERS                                           X            see note #2       $59.90
------------------------------------------------------------------------------------------------------------
 2.      7 LOCAL ALPHA-NUMERIC PAGERS                                X            see note #2       $52.50
------------------------------------------------------------------------------------------------------------
 3.      22 LOCAL NUMERIC PAGERS                                     X            see note #2       $49.50
------------------------------------------------------------------------------------------------------------
 4.      6 CELLULAR PHONES                                           X            see note #2       $200
------------------------------------------------------------------------------------------------------------
 5.      8 WIRELESS PHONES                                           X                              $176
------------------------------------------------------------------------------------------------------------
 6.      26 DIGITAL OPTIC PHONE SETS                                 X                              $572
------------------------------------------------------------------------------------------------------------
 7.      23 ANALOG POTS PHONES                         X                                            $506
------------------------------------------------------------------------------------------------------------
 8.      16 VOICE LINES (MODEMS, ALARM CIRCUITS,                     X                              $352
         AND FAXES.)
------------------------------------------------------------------------------------------------------------
 9.      3 VOICE MAIL BOXES                                          X                              included
------------------------------------------------------------------------------------------------------------
10.      2 FAX MACHINES                                X                                            $44
------------------------------------------------------------------------------------------------------------
11.      1 HOME PHONE LINE                                           X                              $16
------------------------------------------------------------------------------------------------------------
12.      12 REMOTE ACCESS ACCOUNTS                                   X                              $144
------------------------------------------------------------------------------------------------------------


Notes
1) Align-Rite must maintain ethernet switch spares if they discontinue annual maintenance agreements (e.g., Foundry Networks)
2) Align-Rite must obtain their own separate account(s) with local service provider(s) for pagers and cell phones. Requests for repair service may still go through Harris Telecommunications group.
3) Align-Rite will be charged a 2 hour minimum for any call received weekdays between 5PM-8AM or on weekends or national holidays. The rate for overtime is $105/Hour Weekdays 5PM-8AM, Weekends, or National Holidays. 4) The service fees are valid from July 4, 1999 through June 30, 2000.

                                    Exhibit P
                               Quality Engineering

Measure bacteria levels in deionized water used in the manufacture of mask plates. Bacterial measurement water samples are taken at a port entering Bldg. 60 and from the clean room area within the mask fab.


-------------------------------------------------------------------------------------------
Services Description                                               Frequency
-------------------------------------------------------------------------------------------
1. Measure bacteria levels at the entering port to Bldg. 60        Every 2 weeks
-------------------------------------------------------------------------------------------
2. Measure bacteria levels in mask fab                             Every 4 weeks
-------------------------------------------------------------------------------------------


------------------------------------------------------------------------------- -----------
Itemized Services                                                  Approx. Monthly Cost ($)
-------------------------------------------------------------------------------------------
1. D.I. Water Testing                                              $310.00
-------------------------------------------------------------------------------------------

Additional requirements are for Align-Rite to perform this testing:
o Align-Rite notification system and contact for out of tolerance to let Harris know of water issues
o    Safety shower/eye wash
o    D.I. Water Source
o    Solvent Sink

                                    Exhibit Q
                          Internal Quality Audit Group


-------------------------------------------------------------------------------------
Services Description                                         Frequency
-------------------------------------------------------------------------------------
1. Audit HITG for compliance to QML and ISO 9002.            1 time a year
   Prepare audit report and distribute to auditee
   and management. Follow up on corrective action.
-------------------------------------------------------------------------------------
2. Support ISO 9002 Periodical audit                         2 times a year
-------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------
Itemized services                                            Approx. Monthly Cost ($)
-------------------------------------------------------------------------------------
1. Internal Quality Audit Labor = 160 hrs. @ 12.75/hr.       2040 annually
-------------------------------------------------------------------------------------
2. System time for Audit reports @ 10.25/hr for 10 hrs.      102.50 annually
-------------------------------------------------------------------------------------

Align-Rite will schedule time for audit and support personnel as needed by Auditor. Identify corrective action and completion date and schedule follow up date.

                                                                       EXHIBIT E

                                    [FORM OF]

                              ASSUMPTION AGREEMENT


     For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and pursuant to the Asset Purchase Agreement entered into as of the close of business on July 2, 1999 (the "Asset Agreement"), by and among Align-Rite International, Inc., a California corporation ("Parent"), Align-Rite, Inc., a Florida corporation ("Sub," and together with Parent, "Buyer"), on the one hand, and Harris Corporation, a Delaware corporation ("Seller"), acting through its Semiconductor Business Unit, on the other.

     Notwithstanding Section 2.2(a) of the Asset Agreement, on the Closing Date, Buyer hereby assumes only the obligations of Seller under the Assumed Contracts to the extent such obligations are to be performed on and after the Closing Date (but excluding any liability or obligation to a third party arising from a breach of such Assumed Contract before the Closing or based on actions or inactions of Seller prior to the Closing or arising out of Seller's failure to obtain a required Consent to the assignment of an Assumed Contract to Buyer), obligations for employee wages, salaries and benefits as provided in Section 7.4 of the Asset Agreement, and Buyer's responsibility to replace Photomasks as set forth in Section 2.2(c) of the Asset Agreement (the "Assumed Liabilities").

     This Assumption Agreement shall be binding upon and inure to the benefit of Buyer and Seller and their respective successors in interest.

     Capitalized terms used and not defined herein have the meanings assigned to them in the Asset Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Assumption Agreement to be executed as of July 2, 1999.

                                      ALIGN-RITE INTERNATIONAL, INC.,
                                      a California corporation


                                      By:
                                         ---------------------------------------
                                         James MacDonald
                                         Chairman of the Board
                                         and Chief Executive Officer

                                      ALIGN-RITE, INC.,
                                      a Florida corporation


                                      By:
                                         ---------------------------------------
                                         James MacDonald
                                         Chairman of the Board


                                      HARRIS CORPORATION,
                                      a Delaware corporation

                                      By:
                                         ---------------------------------------
                                         W.R. Morcom
                                         Vice President-General Manager
                                         Operations

                                                                       EXHIBIT F

July 2, 1999


Align-Rite International, Inc.
2428 Ontario Street
Burbank, CA 91504


Re: Asset Purchase Agreement-Harris Photomask Business

Gentlemen:

     I am Senior Counsel for Harris Corporation, a Delaware corporation ("Harris"), assigned to the Semiconductor Sector and have acted as such in connection with the Asset Purchase Agreement by and between Harris, and Align-Rite International, Inc., a California corporation ("Align-Rite"), dated as of July 2, 1999 (the "Asset Purchase Agreement"). Unless otherwise defined herein, terms defined in the Asset Purchase Agreement and used herein shall have the meanings given to them in the Asset Purchase Agreement.

     The opinions expressed below are furnished pursuant to Section 7.6 of the Asset Purchase Agreement.

     In connection with the opinions expressed below, I have examined and relied on the originals, or copies certified or otherwise identified to my satisfaction of the Asset Purchase Agreement and each of the ancillary agreements thereto, including, the Photomask Supply and Strategic Alliance Agreement, the Site Services Agreement and the Facility Lease, ("Transaction Documents") to which Harris is a party. In connection with rendering the opinions expressed below, I have also examined and relied upon originals, or copies authenticated to my satisfaction, of such public and corporate records, certificates of public officials and of officers and representatives of Harris and other documents and instruments as I have deemed relevant and necessary as the basis for the opinions expressed below.

     I have assumed for purposes of the opinions expressed below that (i) all Transaction Documents have been duly authorized, executed and delivered by the respective parties thereto other than Harris, (ii) the respective parties thereto which are corporations, other than Harris, are duly organized and validly existing under the laws of the respective jurisdictions of their organization and have full power, authority and legal right to execute, deliver and perform each Transaction Document to which they are parties, and (iii) such authorization, execution and delivery by each party thereto, other than Harris, did not, and such performance will not, breach or constitute a violation of any applicable law.

     In rendering the opinions set forth herein, I have also assumed, with your permission, without independent investigation or inquiry, that: (i) all documents submitted to me as originals are authentic; (ii) all documents submitted to me as certified; conformed or photostat copies conform to the original documents; (iii) all signatures of parties other than Harris on all documents submitted to me for examination are genuine; (iv) all natural persons who executed any of the documents that were reviewed or relied upon by me had full legal capacity at the time of such execution; and (v) all public records reviewed by me or on my behalf are accurate and complete.

     As to various matters of fact relevant to the opinions herein expressed, I have assumed the correctness of, and have relied upon, the statements and representations, including, without limitation, the statements and representations contained in the Transaction Document, and certificates of Harris and their respective officers, and on certificates of public officials and other Persons.

     Based on the foregoing and subject to the limitations, assumptions and qualifications set forth herein, I am of the opinion that:

          A. Harris is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to execute and deliver the Asset Purchase Agreement and each of the other Transaction Documents to which Harris is a party, and to perform its obligations thereunder. The foregoing opinion as to good standing is based solely upon a certificate provided by an agency of the State of Delaware, a copy of which Harris has delivered to you at the Closing, and is limited to the meaning ascribed to such certificate by such Government Authority.

          B. All corporate proceedings required to be taken by Harris to authorize it to execute and deliver the Asset Purchase Agreement and each of the other Transaction Documents to which Hams is a party, and to consummate the contemplated transactions, have been duly and validly taken. The Asset Purchase Agreement and each of the other Transaction Documents to which Harris is a party has been duly and validly authorized, executed and delivered by Harris.

          C. To my knowledge, there is no claim, action, suit, proceeding or governmental investigation pending, threatened against or involving Harris which questions the validity of the Asset Purchase Agreement or seeks to prohibit, enjoin or otherwise challenge the contemplated transactions.

          D. Neither the execution and delivery of the Asset Purchase Agreement and each of the other Transaction Documents to which Harris is a party nor the performance by Harris of its obligations thereunder will (i) conflict with, or (ii) result in a breach of the terms, conditions or provisions of, or (iii) constitute a default under, or (iv) result in the violation of, or
     (v) result in the creation of any lien upon any of the material assets of Harris, pursuant to (x) the charter or by-laws of Harris, or (y) any material agreement or any other material instrument to which Harris Semiconductor Sector is a party, and to my knowledge, without any inquiry or investigation any material agreement or any other material instrument to which Harris is a party or by which their properties may be bound.

          E. The Asset Purchase Agreement and each of the other Transaction Documents to which Harris is a party, when duly executed and delivered by Harris will constitute, the valid and legally binding obligation of Harris, enforceable against Harris in accordance with its terms, subject, as to enforcement of remedies, to the laws of bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyances and other similar laws affecting the rights and remedies of creditors generally, and of principles of equity.

          F. No order, consent, permit or approval of any Florida or federal governmental authority that we have, in the exercise of customary professional diligence recognized as applicable to Harris or to the transactions of the type contemplated by the Transaction Documents is required on the part of Harris for the execution and delivery of, and performance of its obligations under the Transaction Documents.

     This opinion relates only to matters as of the date hereof, and I express no opinion with respect to any events occurring after the date hereof. I have no obligation to advise you of any changes of law or fact that may hereafter occur, even though the legal analysis or legal conclusion in the opinion may be affected.

     I am an attorney licensed to practice law in the State of Florida. This opinion is limited to matters governed by the federal laws of the United States and the General Corporation Law of the State of Delaware, and I do not express an opinion as to the laws, rules, regulations, codes, or other promulgation of any other jurisdiction (including state, local, or regional bodies). With respect to the opinions concerning matters governed by the General Corporation Law of the State of Delaware, you are aware that I am not admitted to the Bar of the State of Delaware and the such opinions are based upon my general familiarity with the General Corporation Law of the State of Delaware.

     The opinions expressed herein are limited to the matters expressly set forth in this letter, and no other opinions should be inferred beyond the matters expressly stated.

     This opinion has been rendered to you for your exclusive use solely in connection with the transactions contemplated by the Asset Purchase Agreement and may not be used, circulated, quoted, relied upon or otherwise referred to for any other purpose without my prior written consent.

                                      Very truly yours,


                                      Howard E. Rothman, Esq.
                                      Senior Counsel

                                                                       EXHIBIT G

July 2, 1999

Align-Rite International, Inc.
2428 Ontario Street
Burbank, CA 91504

Re: Asset Purchase Agreement-dated as of July 2, 1999, by and between Harris
    Corporation, on the one hand and Align-Rite International, Inc., on the other hand (the "Asset Purchase Agreement")

Gentlemen:

     This certificate is delivered to you by the undersigned in compliance with
Section 8.2(a) of the Asset Purchase Agreement and as an inducement to and part of the consideration of the sale on this date by Harris Corporation ("Harris") of the assets identified in the Asset Purchase Agreement constituting the Photomask Business of the Semiconductor Business Unit of Harris to Align-Rite International, Inc. ("Align-Rite") and its subsidiaries. Terms used herein with initial capital letters shall, unless otherwise defined herein, have the respective meanings assigned thereto in the Asset Purchase Agreement.

     The undersigned, a representative of Harris, hereby certifies that:

          1. The representations and warranties of Harris contained in the Asset Purchase Agreement or otherwise made on behalf of Harris (in writing) in connection with the transaction contemplated by the Asset Purchase Agreement are true and correct in all material respects on and as of the date of this Certificate with the same effect as though such representations had been made on and as of the date of this Certificate.

          2. Harris has duly performed and complied in all material respects with its covenants and obligations as required by the Asset Purchase Agreement to be performed on or prior to the date hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand on behalf of Harris Corporation this 2nd day of July, 1999.


                                      HARRIS CORPORATION


                                      By
                                        ----------------------------------------
                                      Name:  W.R. Morcom
                                      Title: Vice President-General Manager
                                             Operations